ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD (SM)



Kemper Variable Series





                                                   [LOGO] KEMPER VARIABLE SERIES

Contents
--------------------------------------------------------------------------------
     3   Economic Overview

Management Summary, Performance Update, Portfolio Of Investments, Financial Statements, Financial Highlights For:

     6   Kemper Money Market Portfolio

    10   Kemper Government Securities Portfolio

    15   Kemper Investment Grade Bond Portfolio

    20   Kemper High Yield Portfolio

    29   Kemper Total Return Portfolio

    36   Kemper Blue Chip Portfolio

    41   Kemper Growth Portfolio

    46   Kemper Aggressive Growth Portfolio

    51   Kemper Horizon 20+ Portfolio

    58   Kemper Horizon 10+ Portfolio

    65   Kemper Horizon 5 Portfolio

    72   Kemper Small Cap Growth Portfolio

    78   Kemper Technology Growth Portfolio

    83   Kemper Value+Growth Portfolio

    89   Kemper Contrarian Value Portfolio

    94   Kemper-Dreman High Return Equity Portfolio

    99   KVS Focused Large Cap Growth Portfolio

   103   KVS Growth And Income Portfolio

   109   KVS Growth Opportunities Portfolio

   114   Kemper Index 500 Portfolio

   124   Kemper Small Cap Value Portfolio

   132   Kemper-Dreman Financial Services Portfolio

   136   Kemper Global Income Portfolio

   140   Kemper Global Blue Chip Portfolio

   146   Kemper International Growth And Income Portfolio

   151   Kemper International Portfolio

   157   Notes To Financial Statements

   165   Report Of Independent Accountants

   166   Tax Information

The opinions and forecasts expressed are those of the portfolio managers as of December 31, 1999, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any specific security.

                           2 | Kemper Variable Series

Economic Overview
--------------------------------------------------------------------------------

Dear Contract Holder:

        The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

        Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And, unfortunately, all parties end. This one will, too. The questions are when and how.

        The "when" should be before the second half of the year. The Fed has already raised interest rates three times and is likely to raise them again on February 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

        Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

        Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

        More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as the GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

        Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme

                           3 | Kemper Variable Series

--------------------------------------------------------------------------------
Economic Guideposts
--------------------------------------------------------------------------------
     Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------------------------------------

                                    Now        6 months                2 years
                                 (12/31/99)      ago     1 year ago      ago

10-Year Treasury Rate^1             6.3          5.9         4.6         5.9
Prime Rate^2                        8.5          7.75        7.75        8.5
Inflation Rate^3*                   2.6          2.0         1.6         1.9
The U.S. Dollar^4                   0.5         -1.8        -2.0        10.1
Capital Goods Orders^5*             7.6          4.3       -13.8        32.4
Industrial Production^5*            4.3          2.9         2.8         6.6
Employment Growth^6                 2.1          2.1         2.3         2.7
--------------------------------------------------------------------------------

^1 Falling interest rates in recent years have been a big plus for financial assets.

^2 The interest rate that commercial lenders charge their best borrowers.

^3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

^4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

^5 These influence corporate profits and equity performance.

^6 An influence on family income and retail sales.

^* Data as of November 30, 1999.

Source: Economics Department, Scudder Kemper Investments, Inc.
--------------------------------------------------------------------------------


possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

        Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

        The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this one

                           4 | Kemper Variable Series
iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

        Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

        The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

Sincerely,

Maureen F. Allyn
Managing Director,
Scudder Kemper Investments, Inc.

January 6, 2000


The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of January 6, 2000, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

                           5 | Kemper Variable Series

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Money Market Portfolio

The events that most impacted the Kemper Money Market Portfolio in 1999 were back-to-back interest rate increases by the Fed during the third quarter. Those increases were prompted by concerns about strong economic growth, tight labor markets and the potential for future inflation, and they effectively rescinded the three rate cuts made by the Fed in 1998.

Anticipating a tightening bias, we kept the portfolio's average maturity short throughout the third quarter, which allowed us to take advantage of higher yields immediately. As of December 31, 1999, the effective seven-day yield was 5.75%.

We also correctly predicted that another rate increase in the fourth quarter was the last of the year and took advantage of a number of Y2K-related values in the market.

We expect interest rates will continue to trend upward in 2000. European and Asian economies appear to have bottomed out and worldwide credit demand is rising. Plus, our own economy appears to be on solid footing. Going into the new year, we will work to ensure that the portfolio has the liquidity to act if and when particularly appealing values appear.

Frank J. Rachwalski, Jr.
Lead Portfolio Manager

An investment in the Kemper Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the portfolio.

The Money Market yield reflects the annualized net investment income per unit as of the date shown. Gains and losses are not included. Effective yield reflects compounding. The yield is historical and will fluctuate.

                          6 | Kemper Variable Series -
                              Money Market Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Money Market Portfolio

                                                           Principal
                                                           Amount          Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.3%
--------------------------------------------------------------------------------

State Street Bank and Trust Company, 2.8%,
  1/3/2000, to be repurchased at $2,876 (b)                          -----------
  (Cost $2,875) ......................................       $2,875       $2,875
                                                                     -----------

--------------------------------------------------------------------------------
Certificates of Deposit 19.8%
--------------------------------------------------------------------------------

Allfirst Bank, 6.18%, 9/7/2000* ......................        3,000        2,999

Bank of Nova Scotia, 5.83%, 2/3/2000 .................        5,000        5,000

Barclays Bank PLC NY, 5.64%, 5/12/2000* ..............        2,500        2,500

Comerica, Inc. MTN, 5.65%, 3/15/2000* ................        2,500        2,500

Commerzbank AG, 6.39%, 4/10/2000* ....................        3,000        2,999

Credit Suisse First YCD, 5.72%, 6/9/2000* ............        3,000        2,999

Deutsche Bank of New York, 5.64%,
  3/16/2000* .........................................        1,500        1,500

Dresdner Bank PLC NY, 6.44%, 7/24/2000* ..............        3,000        2,999

Finova Capital Corp., 6.17%, 6/12/2000* ..............        3,000        3,002

J.P. Morgan, 6.47%, 7/23/2000* .......................        3,000        3,000

Mellon Bank, 6.1%, 8/30/2000* ........................        3,000        2,999

National City Bank of Kentucky, 6.21%,
  7/7/2000* ..........................................        3,000        3,002

Old Kent Bank, 5.69%, 6/16/2000* .....................        2,500        2,500

Skandinavia Enskilda Bank, 6.16%,
  7/24/2000* .........................................        3,000        2,999

PNC Bank NA MTN, 6.46%, 5/26/2000* ...................        2,000        2,000

Wells Fargo & Co., 6.06%, 4/20/2000* .................        3,000        2,999

--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $45,997)                              45,997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Commercial Paper 62.1%
--------------------------------------------------------------------------------

Accor SA, 6%, 3/14/2000 ..............................        5,000        4,939

Accor SA, 6.12%, 1/28/2000 ...........................        5,000        4,977

Alpine Securitization, 6.1%, 2/3/2000 ................        5,000        4,972

Asset Securitization Corp., 6.1%,
  1/24/2000 ..........................................        5,000        4,981

Atlantis One Funding, 5.89%, 2/10/2000 ...............        5,000        4,968

Banco De Galicia (BAR), 6.32%, 2/24/2000 .............        5,000        4,953

Banco Del Istmo, 6.12%, 2/28/2000 ....................       10,000        9,904

Beta Finance, 6%, 2/10/2000 ..........................        5,000        4,967

Clipper Receivables Corp., 6.11%,
  1/31/2000 ..........................................        5,000        4,975

Corporate Asset Funding, 6.11%,
  1/26/2000 ..........................................        5,000        4,979


                                                               Principal
                                                               Amount     Value
--------------------------------------------------------------------------------

Corporate Receivables Corp., 6.11%,
  1/28/2000 ..............................................   $  5,000   $  4,978

CSW Credit, Inc., 5.75%, 1/25/2000 .......................      2,000      1,993

CXC, Inc., 6.1%, 1/26/2000 ...............................      5,000      4,979

Delaware Funding Corp., 6.2%,
  1/20/2000 ..............................................      5,000      4,984

Enterprise Funding Corp., 6.2%,
  1/24/2000 ..............................................      5,000      4,981

Falcon Asset Security Corp., 6.2%,
  1/19/2000 ..............................................      5,000      4,985

Fortis Finance N.V., 6.04%, 2/24/2000 ....................      5,000      4,955

Galaxy Funding, 5.6%, 1/4/2000 ...........................      3,000      2,998

Galaxy Funding, 6.2%, 3/23/2000 ..........................      5,000      4,931

Galaxy Funding, 6.3%, 2/23/2000 ..........................      5,000      4,956

Household International, Inc., 6.47%,
  2/14/2000 ..............................................      5,000      4,961

Intrepid Funding, 6%, 2/29/2000 ..........................      5,000      4,952

Moat Funding, 6.11%, 3/9/2000 ............................      5,000      4,943

Morgan Stanley DW US, 6.25%, 3/28/2000 ...................      5,000      4,926

Scaldis Capital, LLC, 6.68%, 1/13/2000 ...................      5,000      4,989

Sears Roebuck Acceptance Corp., 6.23%,
 2/22/2000 ..............................................      5,000      4,956

Sinochem American, 6.06%, 2/8/2000 .......................      5,000      4,968

Spintab AB, 6.18%, 3/8/2000 ..............................      5,000      4,943

Superior Funding Capital, 6.13%,
  2/10/2000 ..............................................      5,000      4,966

--------------------------------------------------------------------------------
Total Commercial Paper (cost $143,959)                                   143,959
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Short-Term Notes 16.8%
--------------------------------------------------------------------------------

Anheuser-Beusch Cos., 6.4%, 6/16/2000* ...................      3,000      2,999

Bank One, 6.24%,11/6/2000 ................................      5,000      4,999

Caterpillar Finance, 6.07%, 8/14/2000* ...................      3,000      3,000

Chrysler Finance Co., 6.43%, 6/9/2000* ...................      4,000      4,000

Ford Motor Credit, 6.17%, 10/2/2000 ......................      5,000      4,996

Heller Financial, 6.35%, 7/7/2000* .......................      3,000      3,002

John Deere Capital Floating Rate Note,
  5.65%, 3/16/2000 .......................................      5,000      4,999

Norwest Financial, 6.5%, 9/7/2000* .......................      3,000      2,999

SMM Trust, 6.3%, 9/13/2000 ...............................      8,000      8,000


--------------------------------------------------------------------------------
Total Short-Term Notes (Cost $38,994)                                     38,994
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (cost $231,825) (a)                 $231,825
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Money Market Portfolio of Investments
--------------------------------------------------------------------------------

(a)      The cost for federal income tax purposes was $231,825.
(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                          7 | Kemper Variable Series -
                              Money Market Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (cost $231,825) ..........................   $231,825

Interest receivable ..........................................................        581

Receivable for Portfolio shares sold .........................................        241
                                                                                 --------
Total assets .................................................................    232,647

Liabilities
-----------------------------------------------------------------------------------------
Dividends payable ............................................................        577

Payable for Portfolio shares redeemed ........................................        861

Accrued management fee .......................................................         84

Other accrued expenses and payables ..........................................         26
                                                                                 --------
Total liabilities ............................................................      1,548
-----------------------------------------------------------------------------------------
Net assets, at value                                                             $231,099
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:

Paid-in capital ..............................................................    231,099
-----------------------------------------------------------------------------------------
Net assets, at value                                                             $231,099
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------

Net Asset Value and redemption price per share ($231,099 / 231,099
  outstanding shares of beneficial interest, $.01 par value, unlimited           --------
  number ofshares authorized) ................................................   $  1.000
                                                                                 --------


--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Interest ......................................................   $ 16,459
                                                                  --------

Expenses:

Management fee ................................................        910

Services to shareholders ......................................          7

Custodian fee .................................................          5

Auditing ......................................................         14

Legal .........................................................          4

Trustees' fees and expenses ...................................         14

Reports to shareholders .......................................         20

Registration fees .............................................          8

Other .........................................................         13
                                                                  --------
Total expenses, before expense reductions .....................        995

Expense reductions ............................................         (5)
                                                                  --------
Total expenses, after expense reductions ......................        990

--------------------------------------------------------------------------------
Net investment income (loss)                                        15,469
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 15,469
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          8 | Kemper Variable Series -
                              Money Market Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       Year Ended December 31,

Increase (Decrease) in Net Assets                                        1999             1998
------------------------------------------------------------------------------------------------
Operations:

Net investment income (loss) ..........................................   $  15,469    $   6,049
                                                                          ---------    ---------
Net increase (decrease) in net assets resulting from operations .......      15,469        6,049

Distributions to shareholders:

From net investment income ............................................     (15,469)      (6,049)
                                                                          ---------    ---------
Portfolio share transactions:

Proceeds from shares sold .............................................     538,376      232,701

Reinvestment of dividends .............................................       8,886        5,991

Cost of shares redeemed ...............................................    (468,093)    (186,905)
                                                                          ---------    ---------
Net increase (decrease) in net assets from Portfolio share transactions      79,169       51,787
                                                                          ---------    ---------
Increase (decrease) in net assets .....................................      79,169       51,787

Net assets at beginning of period .....................................     151,930      100,143

                                                                          ---------    ---------
Net assets at end of period ...........................................   $ 231,099    $ 151,930
                                                                          ---------    ---------

Other Information
------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................     151,930      100,143
                                                                          ---------    ---------
Shares sold ...........................................................     538,376      232,701

Shares issued to shareholders in reinvestment of distributions ........       8,886        5,991

Shares redeemed .......................................................    (468,093)    (186,905)
                                                                          ---------    ---------
Net increase (decrease) in Portfolio shares ...........................      79,169       51,787
                                                                          ---------    ---------
Shares outstanding at end of period ...................................     231,099      151,930
                                                                          ---------    ---------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                       1999          1998              1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $         1.00          1.00              1.00         1.00         1.00
                                                     ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                           .05           .05               .05          .05          .06
                                                     ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net Investment income                                          (.05)         (.05)             (.05)        (.05)        (.06)
                                                     ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $         1.00          1.00              1.00         1.00         1.00
                                                     ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                               4.84          5.15              5.25         5.03         5.66(a)
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                      231,099       151,930           100,143      70,601       61,078
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .54           .54               .55          .60          .55
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .54           .54               .55          .60          .55
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      8.42          5.02              5.14         4.90         5.52
-----------------------------------------------------------------------------------------------------------------------------

(a) The total return for 1995 includes the effect of a capital contribution from the investment manager. Without the capital contribution, the total return would have been 5.11%.

    The accompanying notes are an integral part of the financial statements.

                          9 | Kemper Variable Series -
                              Money Market Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Government Securities Portfolio

1999 saw continued growth in the United States, a tight labor market and new vigor in the global economies, all of which prompted the Federal Reserve to increase interest rates twice in the last half of the year. Anticipating these moves, the Kemper Government Securities Portfolio maintained a relatively short duration throughout much of the third quarter, a move that served the portfolio well. A slight lengthening of that duration early in the fourth quarter also helped boost performance.

Mortgage-backed securities performed well late in the year, and we increased our exposure to that sector early in the fourth quarter.

Heading into the new year, we feel that the market has discounted much of the potential bad news awaiting the markets in the months ahead, such as additional Fed tightening, tightening by the European central bank and continued economic growth around the globe. With that in mind, we believe the portfolio is well-positioned to take advantage of opportunities in the months ahead.

Richard L. Vandenberg
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Government Securities Portfolio from 9/3/1987 to 12/31/1999
--------------------------------------------------------------------------------

The Salomon Brothers 30-year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Kemper Government        Salomon Brothers         Consumer
             Securities Portfolio      30-year GNMA Index      Price Index


              1987.5     $10000           $10000                $10000
              1987.75     10168            10000                 10000
              1988        10196            10608                 10037
              1988.25     10386            11075                 10133
              1988.5      10438            11272                 10264
              1988.75     10537            11518                 10420
              1989        10529            11553                 10480
              1989.25     10602            11677                 10637
              1989.5      11413            12646                 10793
              1989.75     11484            12820                 10871
              1990        11913            13356                 10967
              1990.25     11730            13342                 11193
              1990.5      12239            13846                 11298
              1990.75     12316            14060                 11541
              1991        13082            14812                 11636
              1991.25     13309            15228                 11741
              1991.5      13441            15542                 11828
              1991.75     14224            16395                 11932
              1992        15072            17172                 11993
              1992.25     14664            17075                 12116
              1992.5      15244            17765                 12193
              1992.75     15939            18296                 12288
              1993        15962            18479                 12339
              1993.25     16411            19024                 12487
              1993.5      16698            19424                 12557
              1993.75     16926            19549                 12618
              1994        16997            19711                 12679
              1994.25     16578            19283                 12800
              1994.5      16462            19194                 12870
              1994.75     16500            19331                 12992
              1995        16530            19458                 13018
              1995.25     17409            20487                 13165
              1995.5      18466            21555                 13262
              1995.75     18807            22019                 13323
              1996        19669            22753                 13348
              1996.25     19277            22716                 13540
              1996.5      19269            22857                 13626
              1996.75     19664            23339                 13722
              1997        20172            24033                 13792
              1997.25     20183            24081                 13914
              1997.5      20887            24978                 13940
              1997.75     21498            25712                 14019
              1998        21979            26287                 14028
              1998.25     22321            26709                 14108
              1998.5      22712            27163                 14176
              1998.75     23404            27839                 14227
              1999        23524            28079                 14253
              1999.25     23632            28380                 14347
              1999.5      23531            28283                 14452
              1999.75     23716            28557                 14600
              12/31/99    23685            28645                 14635

-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns^1
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Life of
For the periods ended December 31, 1999       1-year        5-year        10-year       portfolio
-----------------------------------------------------------------------------------------------------------------------------
Kemper Government
Securities Portfolio                           0.68%         7.46%          7.12%         7.24%      (Since 9/3/1987)
-----------------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

         Accumulation units are neither insured nor guaranteed by the U.S. government.

         Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                          10 | Kemper Variable Series -
                               Kemper Government Securities Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Government Securities Portfolio

                                                     Principal
                                                     Amount     Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement 0.5%
--------------------------------------------------------------------------------

State Street Bank and Trust Company, 2.8%,
  1/3/2000, to be repurchased at $706 (b)                   ----------
  (Cost $706) .................................   $   706   $   706
                                                            ----------

--------------------------------------------------------------------------------
Short-Term Investments 3.7%
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 1.5%,                     ----------
  1/3/2000 (Cost $5,500) ......................     5,500     5,500
                                                            ----------

--------------------------------------------------------------------------------
Government & Agency Obligations 91.1%
--------------------------------------------------------------------------------

Government National Mortagage Association 44.9%

Pass-through Certificates

6.5%, 2024-2029 ...............................    30,074    28,258

7%, 2011-2029 .................................    15,958    15,435

7.5%, 2022-2029 ...............................    12,268    12,161

8%, 2016-2029 .................................     8,389     8,502

8.5%, 2016-2027 (c) ...........................       740       763

9%, 2016-2027 .................................       614       644

9.5%, 2013-2022 ...............................       244       260

10%, 2016 .....................................       205       225
                                                            ----------
                                                             66,248
                                                            ----------

U.S. Treasury Securities 20.2%

Bonds

6%, 2026 ......................................     1,800     1,647

8%, 2021 ......................................     5,100     5,788

8.875%, 2019 ..................................       800       974

10.375%, 2009-2012 ............................    10,800    12,802

11.75%, 2014 ..................................     5,000     6,758

12.5%, 2014 ...................................     1,300     1,815
                                                            ----------
                                                             29,784
                                                            ----------

Federal Home Loan Mortgage Corporation 14.2%

Pass-through Certificates

6.25%, 2004 ...................................     4,100     3,998

6.5%, 2029 ....................................     6,125     5,781

7%, 2024-2029 .................................    10,624    10,301

7.5%, 2029 ....................................       874       866
                                                            ----------
                                                             20,946
                                                            ----------
Federal Housing Authority 0.3%

Pass-through Certificates

7.5%, 2022 ....................................        15        15

8.5%, 2026 ....................................        21        22

8%, 2017-2022 .................................       484       490
                                                            ----------
                                                                527
                                                            ----------

                                                          Principal
                                                            Amount     Value
--------------------------------------------------------------------------------

Federal National Mortgage Association 10.8%

Pass-through Certificates

6%, 2028-2029 .........................................   $  1,639   $  1,500

6.375%, 2009 ..........................................      5,700      5,438

6.5%, 2028-2029 .......................................      1,234      1,164

7%, 2013-2029 .........................................      7,528      7,297

7.5%, 2025 ............................................        218        217

8%, 2024 ..............................................        283        285
                                                                   ----------
                                                                       15,901
                                                                   ----------
Canadian Provincial Obligations 0.7%

Province of Quebec, 8.625%, 2005 ......................        500        532

Province of Ontario, 7.625%, 2004 .....................        500        511
                                                                   ----------
                                                                        1,043
                                                                   ----------
--------------------------------------------------------------------------------
Total Government Obligations (Cost $138,863) (d)                      134,449
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Corporate Obligations 4.7%
--------------------------------------------------------------------------------

American Express Master Trust,
  7.6%, 2002 ..........................................      2,500      2,527

Chemical Master Trust, 5.55%, 2003 ....................      2,500      2,470

Equitable Life, 6.95%, 2005 ...........................        500        485

Ford Motor Credit, 8%, 2002 ...........................        500        510

Sears Roebuck Acceptance Corp.,
  6.75%, 2005 .........................................        500        473

Southwestern Bell Telephone,
  6.625%, 2005 ........................................        500        489

--------------------------------------------------------------------------------
Total Corporate Obligations (Cost $7,118)                               6,954
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purchased Options 0.0%
--------------------------------------------------------------------------------

Chicago Board of Trade Treasury Bond,                              ----------
  Put 2/18/2000, 2/18/2000 (Cost $1) ..................          1          4
                                                                   ----------

--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $152,188) (a)              $147,613
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          11 | Kemper Variable Series -
                               Kemper Government Securities Portfolio

--------------------------------------------------------------------------------

(Dollars in thousands)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Government Securities Portfolio of Investments
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $152,198. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $4,585. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $320 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,879.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(c)      When issued or forward delivery pools.

(d) At December 31, 1999 these securities have been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

--------------------------------------------------------------------------------

    At December 31, 1999, open futures contracts sold short were as follows:

    Futures                                                                             Aggregate
                                                                                          Face       Market
                                                          Contracts Expiration Date     Value ($)    Value ($)
    ----------------------------------------------------  --------  -----------------  ------------  -----------
    5 Year U.S. Treasury Note ..........................    41       March 22, 2000         4,075         4,019

    U.S. Long Bond .....................................    25       March 22, 2000         2,288         2,273
                                                                                                      ----------
    Total net unrealized appreciation on open futures contracts sold short ......................            71
                                                                                                      ----------

    At December 31, 1999, outstanding written options were as follows:

                                                                                         Strike      Market
    Call Options                                          Contracts Expiration Date       Price      Value ($)
    ----------------------------------------------------  --------  -----------------  ------------  -----------
    10 Year U.S. Treasury Notes ........................     9       February 18, 2000   USD      98          4
                                                                                                      ----------
    Total outstanding written options (premiums received $1) .......................................          4
                                                                                                      ----------

--------------------------------------------------------------------------------

The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. A separate investment in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.

                          12 | Kemper Variable Series -
                               Kemper Government Securities Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (cost $152,187) ..........................   $ 147,609

Purchased options, at value (cost $1) ........................................           4

Cash .........................................................................          50

Interest receivable ..........................................................       1,214

Receivable for Portfolio shares sold .........................................          10

Receivable for daily variation margin on open futures contracts ..............          25
                                                                                 ---------
Total assets .................................................................     148,912

Liabilities
------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       2,247

Payable for Portfolio shares redeemed ........................................         166

Written options, at value (premiums received $1) .............................           4

Accrued management fee .......................................................          72

Other accrued expenses and payables ..........................................          34
                                                                                 ---------
Total liabilities ............................................................       2,523

------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 146,389
------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:

Undistributed net investment income (loss) ...................................       8,041

Net unrealized appreciation (depreciation) on:

Investment securities ........................................................      (4,578)

Futures ......................................................................          71

Accumulated net realized gain (loss) .........................................      (5,088)

Paid-in capital ..............................................................     147,943
------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 146,389
------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------

Net Asset Value and redemption price per share ($146,389 / 126,625
outstanding shares of beneficial interest, $.01 par value, unlimited number of   ---------
shares authorized)                                                               $   1.156
                                                                                ----------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Interest ...........................................................    $ 9,281
                                                                        -------

Expenses:

Management fee .....................................................        760

Custodian fees .....................................................         55

Auditing ...........................................................         11

Legal ..............................................................          4

Trustees' fees and expenses ........................................         12

Reports to shareholders ............................................         25

Registration fees ..................................................          1

Interest expense ...................................................          1

Other ..............................................................          4
                                                                        -------
Total expenses, before expense reductions ..........................        873

Expense reductions .................................................         (4)
                                                                        -------
Total expenses, after expense reductions ...........................        869

--------------------------------------------------------------------------------
Net investment income (loss)                                              8,412
--------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:

Investments ........................................................     (1,569)

Futures ............................................................       (257)
                                                                        -------
                                                                         (1,826)

Net unrealized appreciation (depreciation) during the period on:

Investments ........................................................     (5,921)

Futures ............................................................         75
                                                                        -------
                                                                         (5,846)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                               (7,672)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ....    $   740
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          13 | Kemper Variable Series -
                               Kemper Government Securities Portfolio

(in thousands)

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          Year Ended December 31,

Increase (Decrease) in Net Assets                                                            1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:

Net investment income (loss) ..........................................................   $   8,412    $   6,436

Net realized gain (loss) ..............................................................      (1,826)       1,541

Net unrealized appreciation (depreciation) on investment transactions during the period      (5,846)      (1,055)
                                                                                          ---------    ---------
Net increase (decrease) in net assets resulting from operations .......................         740        6,922
                                                                                          ---------    ---------
Distributions to shareholders:

From net investment income ............................................................      (6,579)      (5,813)
                                                                                          ---------    ---------
Portfolio share transactions:

Proceeds from shares sold .............................................................      71,054       71,335

Reinvestment of distributions .........................................................       6,579        5,813

Cost of shares redeemed ...............................................................     (48,616)     (41,728)
                                                                                          ---------    ---------
Net increase (decrease) in net assets from Portfolio share transactions ...............      29,017       35,420
                                                                                          ---------    ---------
Increase (decrease) in net assets .....................................................      23,178       36,529

Net assets at beginning of period .....................................................     123,211       86,682

Net assets at end of period (including undistributed net investment income (loss) of      ---------    ---------
  $8,041 and $6,730, respectively .....................................................   $ 146,389    $ 123,211
                                                                                          ---------    ---------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     101,983       71,799
                                                                                          ---------    ---------
Shares sold ...........................................................................      60,486       61,860

Shares issued to shareholders in reinvestment of distributions ........................       5,674        5,053

Shares redeemed .......................................................................     (41,518)     (36,729)
                                                                                          ---------    ---------
Net increase (decrease) in Portfolio shares ...........................................      24,642       30,184
                                                                                          ---------    ---------
Shares outstanding at end of period ...................................................     126,625      101,983
                                                                                          ---------    ---------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                            1999    1998     1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $1.208    1.207   1.207    1.269    1.142
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                       .072(a)  .062    .084     .085     .084
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                (.064)    .019    .016   (.057)     .123
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   .008     .081    .100     .028     .207
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (.060)   (.080)  (.100)   (.090)   (.080)
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (.060)   (.080)  (.100)   (.090)   (.080)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $1.156    1.208   1.207    1.207    1.269
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                   .68     7.03    8.96     2.56    18.98
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                         146,389   123,211 86,682   84,314   95,185
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    .63      .65     .64      .66      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     .63      .65     .64      .66      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                         6.13     6.27    7.12     7.09     7.08
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                        150      142     179      325      275
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                          14 | Kemper Variable Series -
                               Kemper Government Securities Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Investment Grade Bond Portfolio

Two rate hikes by the Federal Reserve board in the second half of the year were prompted by the continued growth here in the United States. Against that backdrop, most fixed-income products fell back mid-year, although the Kemper Investment Grade Bond Portfolio was not hit as hard due to a limited exposure to high-yield bonds and a higher weighting in Treasuries. Late in the year, we increased our exposure to high-yield bonds, which allowed us to participate in a modest rally in that sector in the fourth quarter.

Concerns about further rate increases by the Fed in 2000 are taking a toll in the government market, but we believe that the portfolio's current duration and asset allocation should hedge the portfolio from the full brunt of a rise in rates. We will also continue to explore attractive opportunities in the high-yield and corporate bond markets, which we believe could benefit the portfolio in the months ahead.

Robert S. Cessine
Lead Portfolio Manager


--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Investment Grade Bond Portfolio from 5/1/1996 to 12/31/1999
--------------------------------------------------------------------------------

The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Kemper Investment          Lehman Brothers       Consumer
                  Grade Bond           Government/Corporate      Price
                   Portfolio               Bond Index            Index

              1996.25    $10000              $10000             $10000
              1996.5      10062               10133              10006
              1996.75     10187               10311              10076
              1997        10357               10626              10128
              1997.25     10331               10535              10217
              1997.5      10661               10917              10236
              1997.75     10997               11300              10294
              1998        11293               11663              10301
              1998.25     11463               11840              10360
              1998.5      11715               12149              10410
              1998.75     12162               12751              10447
              1999        12189               12768              10466
              1999.25     12042               12615              10535
              1999.5      11894               12478              10612
              1999.75     11961               12545              10721
              12/31/99    11938               12493              10746

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                                     Life of
For the periods ended December 31, 1999                1-year       portfolio
---------------------------------------------------------------------------------------------------------
Kemper Investment Grade Bond Portfolio                  -2.06%         4.95%    (Since 5/1/1996)
---------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

         Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                          15 | Kemper Variable Series -
                               Kemper Investment Grade Bond Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Investment Grade Bond Portfolio

                                                             Principal
                                                             Amount       Value
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Short-Term Investments 7.1%
--------------------------------------------------------------------------------
Countrywide Home Loans Inc., 6.6%,
  1/6/2000 ...........................................     $ 2,500       $ 2,498

Ford Motor Credit Corp., 6.49%,
  1/4/2000 ...........................................       2,500         2,498
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,996)                                 4,996
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. Government & Agencies 45.7%
--------------------------------------------------------------------------------
Federal National Mortgage Association,
  5.75%, 2/15/2008 ...................................       1,000           923

Federal National Mortgage Association,
  6%, with various maturities to 4/1/2029 ............       6,729         6,257

Tennessee Valley Authority, 6.25%,
  12/15/2017 .........................................         100            90

U.S. Treasury Bond, 5.25%, 2/15/2029 ...............         3,025         2,501

U.S. Treasury Note, 5.5%, 8/31/2001 ................        12,100        11,962

U.S. Treasury Note, 6%, 8/15/2004 ..................         6,400         6,300

U.S. Treasury Note, 6%, 8/15/2009 ..................         4,050         3,923
--------------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $32,970)                           31,956
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Canadian Provincial Obligations 1.1%
--------------------------------------------------------------------------------
Province of Quebec, 8.625%, 1/19/2005                                   --------
  (Cost $835) ..........................................         750         798
                                                                        -------
--------------------------------------------------------------------------------
Corporate Bonds 46.1%
--------------------------------------------------------------------------------
Consumer Discretionary 3.5%

Dayton Hudson Corp., 7.5%, 7/15/2006 ...................         100         100

Dillards, Inc., 6.17%, 8/1/2001 ........................         500         490

Federated Department Stores, Inc., 6.125%,
  9/1/2001 .............................................         500         491

Harrah's Operating Co., Inc., 7.875%,
  12/15/2005 ...........................................         750         722

May Department Stores Co., 6.875%,
  11/1/2005 ............................................          50          49

Park Place Entertainment, Inc., 7.875%,
  12/15/2005 ...........................................         500         478

Royal Caribbean Cruises, Ltd., 8.25%,
  4/1/2005 .............................................         120         122
                                                                        -------
                                                                           2,452
                                                                        -------
Consumer Staples 3.4%

Phillip Morris Companies, Inc., 7.2%,
  2/1/2007 .............................................         700         655

Safeway Inc., 6.05%, 11/15/2003 ........................         750         715

Sony Corp., 6.125%, 3/4/2003 ...........................       1,000         975
                                                                        -------
                                                                           2,345
                                                                        -------
Communications 9.9%

AT&T Corp., 6%, 3/15/2009 ..............................         500         454

AT&T Corp., 6.5%, 3/15/2029 ............................         500         428

                                                                Principal
                                                                Amount     Value
--------------------------------------------------------------------------------
BellSouth Telecommunications, Inc.,
  6.375%, 6/1/2028 ...................................       $1,000       $  842

Cable & Wireless Communications, 6.75%,
  12/1/2008 ..........................................          400          394

Intermedia Communications, Inc., 8.875%,
  11/1/2007 ..........................................          750          701

Level 3 Communications, Inc., 9.125%,
  5/1/2008 ...........................................          750          706

Metromedia Fiber Network, Inc., 10%,
  12/15/2009 .........................................          300          306

Qwest Communications International, 7.5%,
  11/1/2008 ..........................................        1,000          972

Sprint Capital Corp., 5.875%, 5/1/2004 ...............          750          720

Sprint Capital Corp., 6.125%, 11/15/2008 .............          400          363

WorldCom, Inc., 6.4%, 8/15/2005 ......................        1,000          958

WorldCom, Inc., 7.75%, 4/1/2027 ......................          100          101
                                                                        -------
                                                                           6,945
                                                                        -------
Financial 8.8%

ABN AMRO, 8.25%, 8/1/2009 ............................          100          101

Abbey National PLC Global Medium-Term
  Note, 6.69%, 10/17/2005 ............................          650          624

Associates Corp. of North America, 6.625%,
  5/15/2001 ..........................................          200          200

Capital One Bank, 8.125%, 3/1/2000 ...................          100          100

Crestar Financial Corp., 8.25%, 7/15/2002 ............          100          102

Den Danske Bank, 6.375%, 6/15/2008 ...................          350          338

FINOVA Capital Corp., 6.5%, 7/28/2002 ................          600          588

Firststar Bank, 7.125%, 12/1/2009 ....................          700          676

Ford Motor Credit Co., 7.75%, 3/15/2005 ..............          100          102

General Electric Capital Corp., 8.625%,
  6/15/2008 ..........................................          750          810

General Electric Capital Corp., 8.75%,
  5/21/2007 ..........................................           50           54

Kansallis Osake Bank, 10%, 5/1/2002 ..................          100          106

Merrill Lynch & Co., Inc., 6%, 2/17/2009 .............          750          672

NationsBank Corp., 9.5%, 6/1/2004 ....................          200          216

Northern Trust Co., 6.25%, 6/2/2008 ..................          500          455

PNC Funding Corp., 7%, 9/1/2004 ......................          400          393

Scotland International, 8.8%, 1/27/2004 ..............           50           52

Svenska Handelsbanken, 7.125%,
  3/29/2049 ..........................................           50           46

Wells Fargo & Co., 6.875%, 4/1/2006 ..................          500          487
                                                                        -------
                                                                           6,122
                                                                        -------
Media 6.6%

AMFM, Inc., 8%, 11/1/2008 ............................          750          752

Cablevision Systems Corp., 7.875%,
  12/15/2007 .........................................        1,000          982

Comcast Cable Communications, 8.5%,
  5/1/2027 ...........................................          100          106

News America Holdings, Inc., 8.15%,
  10/17/2036 .........................................          300          287

News America Holdings, Inc., 9.25%,
  2/1/2013 ...........................................           75           82

TCI-Communications, Inc., 8%, 8/1/2005 ...............          507          522

    The accompanying notes are an integral part of the financial statements.

                          16 | Kemper Variable Series -
                               Kemper Investment Grade Bond Portfolio

(Dollars in thousands)

                                                                Principal
                                                                Amount     Value
--------------------------------------------------------------------------------

Tele-Communications, Inc., 9.8%,
  2/1/2012 ...........................................       $  350       $  409

Time Warner, Inc., 9.125%, 1/15/2013 .................          850          931

Time Warner, Inc., 9.15%, 2/1/2023 ...................          500          559
                                                                        -------
                                                                           4,630
                                                                        -------
Durables 2.7%

Delphi Automotive Systems Corp.,
  6.5%, 5/1/2009 .....................................          500          454

Ford Motor Credit Corp., 7.375%,
  10/28/2009 .........................................          750          743

Lear Corp., 7.96%, 5/15/2005 .........................          750          715
                                                                        -------
                                                                           1,912
                                                                        -------
Manufacturing 0.6%

Dow Chemical Co., 7.375%, 11/1/2029 ..................          400          382
                                                                        -------

Technology 1.3%

IBM Corp., 5.1%, 11/10/2003 ..........................        1,000          933
                                                                        -------

Energy 4.7%

Apache Finance Canada, 7.75%,
  12/15/2029 .........................................          650          632

Conoco, Inc., 6.35%, 4/15/2009 .......................        1,000          926

Petroleum Geo-Services, 7.5%, 3/31/2007 ..............        1,000          978

                                                               Principal
                                                               Amount      Value
--------------------------------------------------------------------------------
Williams Gas Pipeline Center, 7.375%,
11/15/2006 ...........................................       $  750       $  741
                                                                        -------
                                                                           3,277
                                                                        -------
Transportation 0.9%

Continental Airlines, Inc., 6.9%, 1/2/2017 ...........           49           46

Continental Airlines, Inc., 7.75%, 7/2/2014 ..........           46           46

Delta Air Lines, Inc., 7.9%, 12/15/2009 ..............          200          196

Delta Air Lines, Inc., 8.3%, 12/15/2029 ..............          350          345
                                                                        -------
                                                                             633
                                                                        -------
Utilities 3.7%

Cincinnati Bell, Inc., 6.3%, 12/1/2028 ...............          300          228

Cleveland Electric Illumination Co., 7.67%,
7/1/2004 .............................................          750          739

Commonwealth Edison Co., 7.375%,
1/15/2004 ............................................          550          552

El Paso Electric Co. First Mortgage,
Series D, 8.9%, 2/1/2006 .............................          350          364

GTE North, Inc., 6.9%, 11/1/2008 .....................          100           97

Niagara Mohawk Power Corp., 6.625%,
7/1/2005 .............................................          600          577
                                                                        -------
                                                                           2,557
                                                                        -------
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $33,385)                                      32,188
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $72,186) (a)               $    69,938
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Investment Grade Bond Portfolio of Investments
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $72,647. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $2,709. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,722.

    The accompanying notes are an integral part of the financial statements.

                          17 | Kemper Variable Series -
                               Kemper Investment Grade Bond Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $72,186) ...............     $ 69,938

Interest receivable ..............................................        1,168

Receivable for Portfolio shares sold .............................           31
                                                                       --------
Total assets .....................................................       71,137
                                                                       --------

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank ............................................           43

Payable for Portfolio shares redeemed ............................           67

Accrued management fee ...........................................           38

Other accrued expenses and payables ..............................           11
                                                                       --------
Total liabilities ................................................          159
--------------------------------------------------------------------------------
Net assets, at value                                                   $ 70,978
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:

Undistributed net investment income (loss) .......................        3,221

Net unrealized appreciation (depreciation) on investments ........       (2,248)

Accumulated net realized gain (loss) .............................       (1,989)

Paid-in capital ..................................................       71,994

--------------------------------------------------------------------------------
Net assets, at value                                                   $ 70,978
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value and redemption price per share
  ($70,978 / 64,475 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares                  --------
  authorized) ....................................................     $   1.100
                                                                        --------


--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------

Interest ..................................................................   $ 3,913
                                                                              -------

Expenses:

Management fee ............................................................       385

Services to shareholders ..................................................         5

Custodian fees ............................................................         6

Auditing ..................................................................         4

Legal .....................................................................         2

Trustees' fees and expenses ...............................................         8

Reports to shareholders ...................................................         8

Registration fees .........................................................         1
                                                                              -------
Total expenses before expense reductions ..................................       419

Expense reductions ........................................................        (2)
                                                                              -------
Total expenses after expense reductions ...................................       417

-------------------------------------------------------------------------------------
Net investment income (loss)                                                    3,496
-------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................    (1,973)

Net unrealized appreciation (depreciation) during the period
   on investments .........................................................    (2,803)

-------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (4,776)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $      (1,280)
-------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          18 | Kemper Variable Series -
                               Kemper Investment Grade Bond Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,

Increase (Decrease) in Net Assets                                                             1999        1998
--------------------------------------------------------------------------------------------------------------
Operations:

Net investment income (loss) ..........................................................   $  3,496    $  1,701

Net realized gain (loss) ..............................................................     (1,973)        286

Net unrealized appreciation (depreciation) on investment transactions during the period     (2,803)        402
                                                                                          --------    --------
Net increase (decrease) in net assets resulting from operations .......................     (1,280)      2,389
                                                                                          --------    --------
Distributions to shareholders:

From net investment income ............................................................     (1,573)       (587)
                                                                                          --------    --------
From net realized gains ...............................................................       (524)       (199)
                                                                                          --------    --------
Portfolio share transactions:

Proceeds from shares sold .............................................................     32,477      41,663

Reinvestment of distributions .........................................................      2,097         785

Cost of shares redeemed ...............................................................    (12,374)     (7,400)
                                                                                          --------    --------
Net increase (decrease) in net assets from Portfolio share transactions ...............     22,200      35,048
                                                                                          --------    --------
Increase (decrease) in net assets .....................................................     18,823      36,651

Net assets at beginning of period .....................................................     52,155      15,504
                                                                                          --------    --------
Net assets at end of period (including undistributed net investment income (loss) of
  $3,221 and $1,579, respectively) ....................................................   $ 70,978    $ 52,155
                                                                                          --------    --------
Other Information
--------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     44,781      13,863
                                                                                          --------    --------
Shares sold ...........................................................................     28,913      36,790

Shares issued to shareholders in reinvestment of distributions ........................      1,879         715

Shares redeemed .......................................................................    (11,098)     (6,587)
                                                                                          --------    --------
Net increase (decrease) in Portfolio shares ...........................................     19,694      30,918
                                                                                          --------    --------
Shares outstanding at end of period ...................................................     64,475      44,781
                                                                                          --------    --------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                                    1999     1998     1997   1996(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $1.165   1.118   1.036    1.000
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                              .060(a)   .032     .066     .031
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                        (.085)    .055     .026     .005
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                          (.025)    .087     .092     .036
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                     (.030)  (.030)   (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investments transactions                                            (.010)  (.010)       --       --
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                       (.040)  (.040)   (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $1.100   1.165    1.118    1.036
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                          (2.06)    7.93     9.04   3.57**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                   70,978  52,155   15,504    1,998
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                              .65     .67      .80     .87*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                               .65     .67      .80     .87*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                   5.42    5.50     6.23    4.93*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                  131     130      311      75*
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                          19 | Kemper Variable Series -
                               Kemper Investment Grade Bond Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999
Kemper High Yield Portfolio


Fears of rising inflation and strong economic growth here and abroad led the Fed to adopt a tightening bias throughout the latter half of 1999, creating a number of challenges for the high-yield market and the Kemper High Yield Portfolio. Nonetheless, conditions improved late in the year and we enter the new year with cautious optimism.

In addition to the Fed's two second-half interest rate hikes, the market was hampered earlier in the year by an increase in default rates. Many oil companies could not withstand the cheap oil prices in 1998 and were a large component of the defaults in 1999, followed by a number of companies which had poor business plans. Late in the year, though, the default outlook improved as these weak companies fell by the wayside, resulting in gains for the portfolio. The portfolio in fiscal 1999 continued to stress single "B" bonds. Because of the shorter duration and better coupon rate, single "B" bonds have a tendency to outperform the Treasury market when interest rates are rising.

Going forward into 2000, we expect a healthy start for the high-yield market and believe that -- as buyers are lured back by higher yields -- the portfolio is well positioned.

Harry E. Resis, Jr.
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper High Yield Portfolio from 4/6/1982 to 12/31/1999
--------------------------------------------------------------------------------

The Salomon Brothers Long-Term Yield Bond Index is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. The DLJ High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield market. The index includes $302 billion in tradable securities.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                       Salomon Brothers
Kemper High Yield       Long-Term High     Consumer Price        DLJ High
   Portfolio           Yield Bond Index        Index            Yield Index

1982.25     10000           10000              10000              10000
1982.5       9972           10078              10222              10130
1982.75     11369           11992              10318              11829
1983        12395           12946              10285              13101
1983.25     13358           15087              10320              14584
1983.5      13614           15191              10486              15083
1983.75     13845           15662              10616              15299
1984        14214           15872              10677              15760
1984.25     14388           15972              10811              16030
1984.5      14201           15371              10930              15312
1984.75     15163           16886              11064              16644
1985        15995           17376              11098              17243
1985.25     16607           18523              11214              18133
1985.5      18052           19588              11338              19185
1985.75     18392           20149              11416              20765
1986        19448           21315              11518              22190
1986.25     20683           23091              11469              24147
1986.5      21609           24088              11536              25072
1986.75     21989           24228              11617              25201
1987        22876           24747              11648              25659
1987.25     24188           26436              11817              27220
1987.5      23993           26222              11965              26827
1987.75     23860           25661              12118              26706
1988        24208           25876              12163              27334
1988.25     26211           27769              12278              28888
1988.5      26969           28809              12437              29273
1988.75     27371           29474              12626              29790
1989        27998           30048              12700              30458
1989.25     28482           30817              12890              30989
1989.5      29359           31938              13079              32106
1989.75     28902           30891              13173              31443
1990        27656           29718              13289              30577
1990.25     26426           28200              13563              29788
1990.5      27941           29593              13690              31498
1990.75     24357           26826              13985              28650
1991        23383           27170              14100              28626
1991.25     29634           33227              14227              33926
1991.5      31633           34870              14332              36441
1991.75     34652           37011              14459              39229
1992        35502           38925              14533              41150
1992.25     39353           41995              14681              44519
1992.5      40399           43676              14776              45612
1992.75     41433           45727              14890              47259
1993        41810           46390              14952              48005
1993.25     44254           49523              15131              50875
1993.5      46445           52292              15216              53484
1993.75     47139           53767              15290              54694
1994        50168           55644              15364              56647
1994.25     48961           53774              15510              55631
1994.5      48729           52577              15596              55471
1994.75     49073           53187              15743              55708
1995        49039           53533              15774              55491
1995.25     51556           57854              15953              58756
1995.5      53957           62952              16070              62257
1995.75     55709           65457              16144              64253
1996        57570           69242              16175              66412
1996.25     59107           68808              16407              67848
1996.5      60168           68781              16512              69114
1996.75     63264           70966              16628              72253
1997        65664           74678              16713              75066
1997.25     65628           74797              16860              75712
1997.5      69173           79771              16892              79208
1997.75     72175           84317              16987              82805
1998        73288           87916              16999              84235
1998.25     76027           91430              17096              87183
1998.5      76614           93567              17178              87734
1998.75     71510           91343              17240              82221
1999        74352           96064              17271              84696
1999.25     76446           97434              17385              86550
1999.5      76275           96419              17512              87354
1999.75     74569           94745              17691              85905
12/31/99    75953           96332              17734              87737


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                                                        Life of
For the periods ended December 31, 1999       1-year        5-year        10-year      portfolio
-----------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Portfolio                     2.15%         9.15%         10.63%        12.11%      (Since 4/6/1982)
-----------------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

         Investment by the portfolio in lower-rated and non-rated bonds presents greater risk to principal and income than investments in higher-quality securities.

         Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                          20 | Kemper Variable Series -
                               Kemper High Yield Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper High Yield Portfolio

                                                               Principal
                                                               Amount      Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.1%
--------------------------------------------------------------------------------
State Street Bank and Trust Company, 2.8%,
  1/3/2000, to be repurchased at $271 (b)                                -------
  (Cost $271) ......................................       $   271       $   271
                                                                         -------

--------------------------------------------------------------------------------
Commercial Paper 2.9%
--------------------------------------------------------------------------------
Conagra, Inc., 6.42%, 1/5/2000 .....................         2,000         1,998

Countrywide Home Loans Inc., 6.6%,
  1/6/2000 .........................................         4,335         4,331

Pitney Bowes Credit Corp., 5.2%,
  1/28/2000 ........................................         5,000         4,981

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $11,310)                                     11,310
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 94.8%
--------------------------------------------------------------------------------
Consumer Discretionary 13.4%

AFC Enterprises, 10.25%, 5/15/2007 .....................       3,900       3,920

AMF Bowling, Inc, 10.875%, 3/15/2006 ...................       2,540       1,067

AMF Bowling, Inc., Step-up Coupon,
  0% to 3/15/2001, 12.25% to 3/15/2006 .................       2,320         766

Advantica Restaurant Co., 11.25%,
  1/15/2008 ............................................       2,875       2,149

Avis Rent A Car, 11%, 5/1/2009 .........................       2,460       2,583

Avis Rent A Car, 11%, 5/1/2009 .........................         250         263

Avondale Mills, 10.25%, 5/1/2006 .......................       1,490       1,326

Boca Resorts, Inc., 9.875%, 4/15/2009 ..................       1,630       1,581

Cinemark USA, Inc., 8.5%, 8/1/2008 .....................       1,300       1,131

Cinemark USA, Inc., Series D, 9.625%,
  8/1/2008 .............................................         100          92

Cole National Group, Inc., 9.875%,
  12/31/2006 ...........................................         760         566

Cole National Group Inc., 8.625%,
  8/15/2007 ............................................         910         655

Color Tile, Inc., 10.75%, 12/15/2001* ..................       1,470          15

Eldorado Resorts, 10.5%, 8/15/2006 .....................       2,010       2,050

Finlay Enterprises, Inc., 9%, 5/1/2008 .................         550         501

Finlay Fine Jewelry Co., 8.375%, 5/1/2008 ..............       1,350       1,242

Galey & Lord, Inc., 9.125%, 3/1/2008 ...................       2,410         578

Guitar Center Management, 11%,
  7/1/2006 .............................................       1,570       1,539

Harvey's Casino Resorts, 10.625%,
  6/1/2006 .............................................       1,340       1,387

Hedstrom Corp., 10%, 6/1/2007 ..........................         840          50

Herff Jones, Inc., 11%, 8/15/2005 ......................       1,100       1,167

Hines Horticulture, Inc., 11.75%,
  10/15/2005 ...........................................       2,096       2,159

Hollywood Entertainment Corp., Series B,
  10.63%, 8/15/2004 ....................................       2,060       1,906

Horseshoe Gaming Holdings, 8.625%,
  5/15/2009 ............................................         330         318

                                                               Principal
                                                               Amount      Value
--------------------------------------------------------------------------------
Horseshoe Gaming L.L.C.,
  9.375%, 6/15/2007 ................................       $   390       $   388

Imperial Home Decor Group, Inc.,
  11%, 3/15/2008 ...................................         1,050           199

International Game Technology,
  8.375%, 5/15/2009 ................................         1,300         1,248

Iron Age Holdings Corp., Step-up Coupon,
  0% to 5/1/2003, 12.125% to 5/1/2009 ..............           570           142

Iron Age Holdings Corp.,
  9.875%, 5/1/2008 .................................         1,090           817

J. Crew Group, Step-up Coupon, 0% to
  10/15/2002, 13.125% to 10/15/2008 ................         2,930         1,524

J. Crew Group, 10.375%, 10/15/2007 .................         1,655         1,390

Krystal Inc., 10.25%, 10/1/2007 ....................         2,210         2,188

Mohegan Tribal Gaming Authority,
  8.125%, 1/1/2006 .................................           440           427

Mohegan Tribal Gaming Authority,
  8.75%, 1/1/2009 ..................................         3,330         3,280

National Vision Association, Ltd.,
  12.75%, 10/15/2005 ...............................         2,480           992

Park Place Entertainment, Inc.,
  7.875%, 12/15/2005 ...............................           290           277

Perkins Finance, L.P.,
  10.125%, 12/15/2007 ..............................         2,250         2,272

Pillowtex Corp., 10%, 11/15/2006 ...................            80            36

Pillowtex Corp., 9%, 12/15/2007 ....................           380           169

Players International, 10.875%, 4/15/2005 ..........           880           926

Regal Cinemas, Inc., 9.5%, 6/1/2008 ................         2,260         1,706

Regal Cinemas, Inc., 8.875%, 12/15/2010 ............           600           423

Restaurant Co., Step-up Coupon, 0% to
  5/15/2003, 11.25% to 5/15/2008 ...................         1,490           879

Sealy Mattress Co., Step-up Coupon, 0% to
  12/15/2002, 10.875% to 12/15/2007 ................           910           637

Specialty Retailers, Inc., 8.5%, 7/15/2005 .........           540           389

Specialty Retailers, Inc., 9%, 7/15/2007 ...........         2,400         1,344

Station Casinos, Inc., 10.125%, 3/15/2006 ..........           860           875

Station Casinos, Inc., 9.75%, 4/15/2007 ............           680           685
                                                                         -------
                                                                          52,224
                                                                         -------

Consumer Staples 0.6%

Dyersburg Corp., 9.75%, 9/1/2007 ...................         1,260           504

Jafra Cosmetics International, Inc.,
  11.75%, 5/1/2008 .................................         1,710         1,650
                                                                         -------
                                                                           2,154
                                                                         -------
Health 1.9%

ALARIS Medical Systems, Inc.,
Step-up Coupon, 0% to 8/1/2003,
  11.125% to 8/1/2008 ..............................         1,150           472

Dade International, Inc.,
  11.125%, 5/1/2006 ................................         2,500         2,450

MEDIQ, Inc., 11%, 6/1/2008 .........................           780           312

Magellan Health Services, Inc.,
  9%, 2/15/2008 ....................................         2,410         1,952

    The accompanying notes are an integral part of the financial statements.

                          21 | Kemper Variable Series -
                               Kemper High Yield Portfolio

(Dollars in thousands)

                                                               Principal
                                                               Amount     Value
--------------------------------------------------------------------------------

Mariner Post-Acute Network, Inc.,
Step-up Coupon, 0% to 11/1/2002,
  10.5% to 11/1/2007 .................................       $4,340       $   65

Mariner Post-Acute Network, Inc.,
  10.5%, 8/1/2006 ....................................        2,060        1,936

Vencor, Inc., 9.875%, 5/1/2005* ......................        1,510          302
                                                                         -------
                                                                           7,489
                                                                         -------
Communications 26.7%

21st Century Telecom Group, Inc.,
Step-up Coupon, 0% to 2/15/2003,
  12.25% to 2/15/2008 ................................        1,550        1,039

Allegiance Telecom, Inc., Step-up Coupon,
  0% to 2/15/2003, 11.75% to 2/15/2008 ...............        1,790        1,289

Allegiance Telecom, Inc.,
  12.875%, 5/15/2008 .................................        2,075        2,303

American Cellular Corp.,
  10.5%, 5/15/2008 ...................................        2,240        2,486

Bresnan Communications Co.,
Step-up Coupon, 0% to 2/1/2004,
  9.25% to 2/1/2009 ..................................          690          476

Bresnan Communications Co.,
  8%, 2/1/2009 .......................................          330          332

Call-Net Enterprises, Inc., Step-up Coupon
  0% to 8/15/2002, 9.27% to 8/15/2007 ................        1,050          588

Call-Net Enterprises, Inc., Step-up Coupon,
  0% to 5/15/2004, 10.8% to 5/15/2009 ................          840          395

Call-Net Enterprises, Inc., Step-up Coupon,
  0% to 8/15/2003, 8.94% to 8/15/2008 ................        1,360          666

Call-Net Enterprises, Inc.,
  9.375%, 5/15/2009 ..................................          710          586

Century Communications Corp.,
  8.375%, 12/15/2007 .................................          550          518

Comunicacion Cellular, S.A.,
Step-up Coupon, 0% to 9/29/2000,
  14.125% to 3/1/2005 ................................        2,400        1,320

Crown Castle International Corp.,
Step-up Coupon, 0% to 11/15/2002,
  10.625% to 11/15/2007 ..............................        2,500        1,900

Crown Castle International Corp.,
  9.5%, 8/1/2011 .....................................          300          300

Dobson Communication Corp.,
  11.75%, 4/15/2007 ..................................        2,520        2,873

Dolphin Telecom, PLC, Step-up Coupon,
  0% to 5/15/2004, 14% to 5/15/2009 ..................        1,240          558

Esprit Telecom Group, PLC,
  11.5%, 12/15/2007 ..................................        1,625        1,625

Esprit Telecom Group, PLC,
  10.875%, 6/15/2008 .................................          800          796

Global Telesystems Group,
  9.875%, 2/15/2005 ..................................          930          856

ICG Holdings, Inc., Step-up Coupon, 0% to
  9/15/2000, 13.5% to 9/15/2005 ......................        5,050        4,368

IPC Communications, Inc., Step-up Coupon,
  0% to 11/1/2001, 10.875% to 5/1/2008 ...............        3,840        2,842

Impsat Corp., 12.375%, 6/15/2008 .....................        1,805        1,606

Intermedia Communications of Florida, Inc.,
Step-up Coupon, 0% to 5/15/2001,
  12.5% to 5/15/2006 .................................        1,880        1,659

Intermedia Communications of Florida, Inc.,
Step-up Coupon, 0% to 7/15/2002,
  11.25% to 7/15/2007 ................................        2,570        1,928

                                                                Principal
                                                                Amount     Value
--------------------------------------------------------------------------------

KMC Telecom Holdings, Inc.,
Step-up Coupon, 0% to 2/15/2003,
  12.5% to 2/15/2008 .................................       $3,840       $2,189

KMC Telecom Holdings, Inc.,
  13.5%, 5/15/2009 ...................................        1,880        1,880

Level 3 Communications, Inc.,
  9.125%, 5/1/2008 ...................................        2,690        2,532

Long Distance Direct Holdings, Inc.,
  12.25%, 4/15/2008 ..................................        1,300          689

MGC Communications, 13%, 10/1/2004 ...................        2,000        2,010

McLeod USA, Inc., Step-up Coupon, 0% to
  3/1/2002, 10.5% to 3/1/2007 ........................        2,420        1,960

McLeod USA, Inc., 9.25%, 7/15/2007 ...................        1,040        1,040

McLeod USA, Inc., 9.5%, 11/1/2008 ....................        1,400        1,418

MetroNet Communications Corp.,
Step-up Coupon, 0% to 6/15/2003,
  9.95% to 6/15/2008 ...................................      1,440        1,138

MetroNet Communications Corp.,
Step-up Coupon, 0% to 11/1/2002,
  10.75% to 11/1/2007 ................................          780          647

MetroNet Communications Corp.,
  12%, 8/15/2007 .....................................          550          635

MetroNet Communications Corp.,
  10.625%, 11/1/2008 .................................        1,410        1,592

Metromedia Fiber Network, Inc.,
  10%, 11/15/2008 ....................................        2,000        2,040

Metromedia Fiber Network, Inc.,
  10%, 12/15/2009 ....................................          960          979

Millicom International Cellular, S.A.,
Step-up Coupon, 0% to 6/1/2001,
  13.5% to 6/1/2006 ..................................        3,340        2,756

Netia Holdings, Step-up Coupon, 0% to
  11/1/2001, 11.25% to 11/1/2007 .....................        1,395          872

Netia Holdings, 10.25%, 11/1/2007 ....................        1,125          956

Nextel Communications, Inc.,
Step-up Coupon, 0% to 2/15/2003,
  9.95% to 2/15/2008 .................................        2,760        1,932

Nextel Communications, Inc.,
Step-up Coupon, 0% to 9/15/2002,
  10.65% to 9/15/2007 ................................        1,225          919

Nextel Communications, Inc.,
Step-up Coupon, 0% to 10/31/2002,
  9.75% to 10/31/2007 ................................          940          667

Nextel Communications, Inc.,
  9.75%, 8/15/2004 ...................................        4,700        4,859

Nextlink Communications, Inc.,
Step-up Coupon, 0% to 4/15/2003,
  9.45% to 4/15/2008 .................................          920          582

Nextlink Communications, Inc.,
Step-up Coupon, 0% to 6/1/2004,
  12.25% to 6/1/2009 .................................        4,000        2,440

Nextlink Communications, Inc.,
  12.5%, 4/15/2006 ...................................          950        1,017

Nextlink Communications, Inc.,
  10.75%, 11/15/2008 .................................        2,000        2,060

PTC International Finance, Step-up Coupon,
  0% to 7/1/2002, 10.75% to 7/1/2007 .................        1,440          965

PTC International Finance,
  11.25%, 12/1/2009 ..................................          360          353

    The accompanying notes are an integral part of the financial statements.

                          22 | Kemper Variable Series -
                               Kemper High Yield Portfolio

(Dollars in thousands)

                                                               Principal
                                                               Amount     Value
--------------------------------------------------------------------------------

Pinnacle Holdings, Inc., Step-up Coupon,
  0% to 3/15/2003, 10% to 3/15/2008 ................      $    540      $    348

Price Communications Wireless,
  9.125%, 12/15/2006 ...............................         2,490         2,552

Primus Telecommunications Group,
  11.75%, 8/1/2004 .................................         1,660         1,656

Primus Telecommunications Group,
  11.25%, 1/15/2009 ................................           480           463

Primus Telecommunications Group,
  12.75%, 10/15/2009 ...............................           860           890

RCN Corp., Step-up Coupon, 0% to
  7/1/2003, 11% to 7/1/2008 ........................           900           589

RCN Corp., 10%, 10/15/2007 .........................           100            99

Rogers Cantel, 9.75%, 6/1/2016 .....................         2,000         2,230

SBA Communications Corp.,
  Step-up Coupon, 0% to 3/1/2003,
    12% to 3/1/2008 ................................         1,500           915

Telecorp PCS, Inc., Step-up Coupon, 0% to
4/1/2004, 11.625% to 4/15/2009 .....................           750           472

Teligent, Inc., Step-up Coupon, 0% to
  3/1/2003, 11.5% to 3/1/2008 ......................         1,000           590

Teligent, Inc., 11.5%, 12/1/2007 ...................         1,150         1,121

TriTel Pcs, Inc., Step-up Coupon, 0% to
  5/15/2004, 12.75% to 5/15/2009 ...................         1,820         1,147

Triton Communications, L.L.C.,
  Step-up Coupon, 0% to 5/1/2003,
  11% to 5/1/2008 ..................................         4,470         3,162

U.S. Xchange, L.L.C., 15%, 7/1/2008 ................         1,140         1,060

USA Mobile Communications Holdings, Inc.,
  14%, 11/1/2004 ...................................         1,070           942

United Pan-Europe Communications,
 Step-up Coupon, 0% to 11/1/2004,
  13.375% to 11/1/2009 .............................         1,250           709

United Pan-Europe Communications,
  10.875%, 11/1/2007 ...............................         1,500         1,534

Versatel Telecom, 13.25%, 5/15/2008 ................           910           969

Versatel Telecom, 13.25%, 5/15/2008 ................           520           554

Versatel Telecom, 11.875%, 7/15/2009 ...............           410           418

Viatel, Inc., Step-up Coupon, 0% to
  4/15/2003, 12.5% to 4/15/2008 ....................         1,880         1,170

Viatel, Inc., 11.25%, 4/15/2008 ....................           420           415

Viatel, Inc., 11.5%, 3/15/2009 .....................           467           462

Voicestream Wireless Corp.,
  10.375%, 11/15/2009 ..............................         2,790         2,874

Western Wireless Corp., 10.5%, 2/1/2007 ............         1,200         1,296

Winstar Equipment II, 12.5%, 3/15/2004 .............           760           821
                                                                         -------
                                                                         103,894
                                                                         -------
Financial 1.3%

Intertek Finance, PLC, 10.25%, 11/1/2006 ...........           940           879

Kappa Beheer BV, 10.625%, 7/15/2009 ................         1,070         1,115

Spectrasite Holdings, Inc., Step-up Coupon,
0% to 4/15/2004, 11.25% to 4/15/2009 ...............         2,160         1,145

Spectrasite Holdings, Inc., Step-up Coupon,
0% to 7/15/2003, 12% to 7/15/2008 ..................         3,000         1,785
                                                                         -------
                                                                           4,924
                                                                         -------
Media 16.4%

AMFM, Inc., Step-up Coupon, 0% to
2/1/2002, 12.75% to 2/1/2009 .......................         2,570         2,262

AMFM, Inc., 9%, 10/1/2008 ..........................           480           499

AMFM, Inc., 8%, 11/1/2008 ..........................         1,900         1,905

                                                                Principal
                                                                Amount     Value
--------------------------------------------------------------------------------

Adelphia Communications Corp.,
  7.875%, 5/1/2009 ...................................       $  370       $  333

Adelphia Communications Corp.,
  9.375%, 11/15/2009 .................................        1,550        1,527

American Lawyer Media, Inc.,
  Step-up Coupon, 0% to 12/15/2002,
  12.25% to 12/15/2008 ...............................        1,160          803

Australis Holdings, Step-up Coupon 0% to
  11/1/2000, 15% to 11/1/2002* .......................        3,660           37

Australis Holdings, Zero coupon,
  11/1/2000* .........................................          114           87

Avalon Cable Holdings LLC,
  Step-up coupon, 0% to 12/1/2003,
  11.875% to 12/1/2008, 12/1/2008 ....................        1,870        1,220

Avalon Cable of Michigan,
  9.375%, 12/1/2008 ..................................          280          283

CSC Holdings Inc., Senior Note,
  7.25%, 7/15/2008 ...................................          500          471

CSC Holdings, Inc., 9.25%, 11/1/2005 .................        1,000        1,023

CSC Holdings, Inc., 8.125%, 7/15/2009 ................          400          398

CSC Holdings, Inc., 8.125%, 8/15/2009 ................        1,010        1,001

CSC Holdings, Inc., 9.875%, 2/15/2013 ................        1,145        1,197

CSC Holdings, Inc., 10.5%, 5/15/2016 .................        1,640        1,812

Cablevision Systems Corp.,
  7.875%, 12/15/2007 .................................          270          265

Century Communications Corp.,
  9.5%, 3/1/2005 .....................................          140          140

Chancellor Media Corp.,
  8.125%, 12/15/2007 .................................          680          683

Charter Communication Holdings LLC,
  Step-up Coupon, 0% to 4/1/2004,
  9.92% to 4/1/2011 ..................................        2,380        1,392

Charter Communications Holdings LLC,
  Step-up Coupon, 0% to 4/1/2004,
  9.92% to 4/1/2011 ..................................        1,800        1,053

Charter Communication Holdings LLC,
  8.25%, 4/1/2007 ....................................        4,200        3,885

Comcast UK Cable Partners, Ltd.,
  Step-up Coupon 0% to 11/15/2000,
  11.2% to 11/15/2007 ................................        3,130        2,942

Diamond Cable Communications, PLC,
  13.25%, 9/30/2004 ..................................        1,990        2,129

Echostar DBS Corp., 9.25%, 2/1/2006 ..................        1,300        1,300

Echostar DBS Corp., 9.375%, 2/1/2009 .................        1,320        1,323

Falcon Holding Group, Step-up Coupon,
  0% to 4/15/2003, 9.285% to 4/15/2010 ...............        1,840        1,366

Falcon Holding Group LP,
  8.375%, 4/15/2010 ..................................        2,260        2,283

Frontiervision, 11%, 10/15/2006 ......................          860          914

Frontiervision Holdings, LP,
  Step-up Coupon, 0% to 9/15/2001,
  11.875% to 9/15/2007 ...............................        1,110          980

Interep National Radio Sales, Inc.,
  10%, 7/1/2008 ......................................        1,300        1,242

NTL Communications Corp.,
  Step-up Coupon 0% to 10/1/2003,
  12.375% to 10/1/2008 ...............................          620          436

NTL, Inc., Step-up Coupon, 0% to 2/1/2001,
  11.5% to 2/1/2006 ..................................          680          612

NTL, Inc., 11.5%, 10/1/2008 ..........................        4,540        4,903

Outdoor Systems, Inc.,
  9.375%, 10/15/2006 .................................        2,395        2,506

    The accompanying notes are an integral part of the financial statements.

                          23 | Kemper Variable Series -
                               Kemper High Yield Portfolio

(Dollars in thousands)

                                                                Principal
                                                                Amount     Value
--------------------------------------------------------------------------------

Panavision, Inc., Step-up Coupon, 0% to
  2/1/2002, 9.625% to 2/1/2006 .......................     $ 2,680       $ 1,313

Radio Unica Corp., Step-up Coupon, 0% to
  8/1/2002, 11.75% to 8/1/2006 .......................       1,500           979

Renaissance Media Group, Step-up Coupon,
  0% to 4/15/2003, 10% to 4/15/2008 ..................       1,400           973

Rogers Cablesystems Ltd.,
  10%, 3/15/2005 .....................................         630           671

SFX Entertainment, Inc.,
  9.125%, 2/1/2008 ...................................       3,245         3,058

SFX Entertainment, Inc.,
  9.125%, 12/1/2008 ..................................       2,300         2,168

Sinclair Broadcasting Group, Inc.,
  9%, 7/15/2007 ......................................         350           329

Sinclair Broadcasting Group, Inc.,
  8.75%, 12/15/2007 ..................................         550           507

Star Choice Communications, Inc.,
  13%, 12/15/2005 ....................................         750           758

TeleWest Communications, PLC,
  Step-up Coupon, 0% to 4/15/2004,
  9.25% to 4/15/2009 .................................         500           317

TeleWest Communications, PLC,
  Step-up Coupon, 0% to 10/1/2000,
  11% to 10/1/2007 ...................................       2,895         2,692

TeleWest Communications, PLC,
  9.625%, 10/1/2006 ..................................         710           724

TeleWest Communications, PLC,
  11.25%, 11/1/2008 ..................................       1,650         1,803

Transwestern Publishing,
Step-up Coupon, 0% to 11/15/2002,
  11.875% to 11/15/2008 ..............................         420           302

Transwestern Publishing,
  9.625%, 11/15/2007 .................................         950           943

United International Holdings,
  Step-up Coupon, 0% to 2/15/2003,
  10.75% to 2/15/2008 ................................       1,650         1,052
                                                                         -------
                                                                          63,801
                                                                         -------
Service Industries 5.2%

Burhmann US, Inc., 12.25%, 11/1/2009 ...............         2,420         2,493

Coinmach Corp., 11.75%, 11/15/2005 .................         4,890         5,037

ImPac Group, Inc., 10.125%, 3/15/2008 ..............         4,630         4,213

Integrated Electrical Services, Inc.,
9.375%, 2/1/2009 ...................................         1,950         1,911

Kindercare Learning Centers, Inc.,
9.5%, 2/15/2009 ....................................         2,300         2,243

La Petite Academy, Inc., 10%, 5/15/2008 ............         2,170         1,595

Spincycle, Inc., Step-up Coupon, 0% to
5/1/2001, 12.75% to 5/1/2005 .......................         1,520           334

Verio, Inc., 11.25%, 12/1/2008 .....................           710           745

Verio, Inc., 10.625%, 11/15/2009 ...................         1,440         1,476
                                                                         -------
                                                                          20,047
                                                                         -------
Durables 2.4%

Accuride Corp., 9.25%, 2/1/2008 ....................           760           695

Airxcel, 11%, 11/15/2007 ...........................         1,920         1,766

DeCrane Aircraft Holdings, Inc.,
12%, 9/30/2008 .....................................         1,180         1,086

Fairchild Corp., 10.75%, 4/15/2009 .................         1,500         1,275

Transdigm, Inc., 10.375%, 12/1/2008 ................         1,625         1,446

United Rentals, Inc., 9.25%, 1/15/2009 .............         1,940         1,858

                                                              Principal
                                                              Amount       Value
--------------------------------------------------------------------------------

United Rentals, Inc., 9%, 4/1/2009 ...................       $1,170       $1,100
                                                                         -------
                                                                           9,226
                                                                         -------
Manufacturing 15.4%

Agriculture, Mining and Chemicals, Inc.,
  10.75%, 9/30/2003 ..................................        2,200        1,540

Atlantis Group, Inc., 11%, 2/15/2003 .................        1,735        1,735

BPC Holdings Corp., 12.5%, 6/15/2006 .................          800          768

Berry Plastics Corp., 12.25%, 4/15/2004 ..............        1,530        1,568

Consolidated Container Capital, Inc.,
  10.125%, 7/15/2009 .................................          480          488

Consumers International,
  10.25%, 4/1/2005 ...................................        1,330        1,037

Day International Group, Inc.,
  11.125%, 6/1/2005 ..................................        1,480        1,510

Delco Remy International,
  10.625%, 8/1/2006 ..................................        1,380        1,394

Eagle-Picher Holdings, Inc.,
  9.375%, 3/1/2008 .....................................      1,810        1,566

Foamex, L.P., 13.5%, 8/15/2005 .......................        1,130        1,074

Fonda Group, 9.5%, 3/1/2007 ..........................        1,340        1,119

GS Technologies, 12%, 9/1/2004 .......................        1,090          523

GS Technologies, 12.25%, 10/1/2005 ...................        1,340          630

Gaylord Container Corp.,
  9.75%, 6/15/2007 ...................................        1,600        1,508

Gaylord Container Corp.,
  9.875%, 2/15/2008 ..................................        1,880        1,631

Graham Packaging Co., Step-up Coupon,
  0% to 1/15/2003, 10.75% to 1/15/2009 ...............          580          400

Graham Packaging Co.,
  8.75%, 1/15/2008 ...................................          580          557

Grove Holdings L.L.C., PIK, 14.5%,
  5/1/2010 ...........................................          805           64

Grove Holdings L.L.C., Step-up Coupon,
  0% to 5/1/2003, 11.625% to 5/1/2009 ................          310           31

Hayes Wheels International, Inc.,
  11%, 7/15/2006 .....................................        1,750        1,829

Huntsman Package, 11.75%, 12/1/2004 ..................        2,650        2,623

Knoll, Inc., 10.875%, 3/15/2006 ......................        1,156        1,185

Millar Western Forest Products, Ltd.,
  9.875%, 5/15/2008 ..................................        1,580        1,580

Motors and Gears, Inc.,
  10.75%, 11/15/2006 .................................          640          621

NL Industries, Inc. , Senior Note,
  11.75%, 10/15/2003 .................................        5,780        5,953

Plainwell, Inc., 11%, 3/1/2008 .......................        4,445        2,311

Printpack, Inc., 10.625%, 8/15/2006 ..................        1,440        1,382

Riverwood International Corp.,
  10.25%, 4/1/2006 ...................................          780          790

Riverwood International Corp.,
  10.625%, 8/1/2007 ..................................          200          206

Riverwood International Corp.,
  10.875%, 4/1/2008 ..................................        7,440        7,328

SF Holdings Group, Inc., Step-up Coupon,
  0% to 3/15/2003, 12.75% to 3/15/2008 ...............        2,030        1,137

Spinnaker Industries, 10.75%, 10/15/2006 .............        1,760        1,351

Stone Container Corp., 12.25%, 4/1/2002 ..............        1,550        1,554

Stone Container Corp.,
  10.75%, 10/1/2002 ..................................        1,000        1,030

    The accompanying notes are an integral part of the financial statements.

                          24 | Kemper Variable Series -
                               Kemper High Yield Portfolio

(Dollars in thousands)

                                                                Principal
                                                                Amount     Value
--------------------------------------------------------------------------------

Stone Container Corp., 11.5%, 8/15/2006 ............       $ 1,585       $ 1,680

Tenneco Automotive Inc.,
  11.625%, 10/15/2009 ..............................         1,290         1,309

Terex Corp., 8.875%, 4/1/2008 ......................         3,180         3,005

Terex Corp., 8.875%, 4/1/2008 ......................         1,110         1,049

Terra Industries, Inc., 10.5%, 6/15/2005 ...........           570           399

Texas Petrochemicals, 11.125%, 7/1/2006 ............           710           611

U.S. Can Corp., 10.125%, 10/15/2006 ................         1,845         1,882

Venture Holdings, 11%, 6/1/2007 ....................            60            58
                                                                         -------
                                                                          60,016
                                                                         -------
Technology 1.5%

Cherokee International Corp.,
  10.5%, 5/1/2009 ..................................           710           625

Exodus Communications, Inc.,
  10.75%, 12/15/2009 ...............................           240           244

PSINet, Inc., 10%, 2/15/2005 .......................           440           436

PSINet, Inc., 11.5%, 11/1/2008 .....................         1,350         1,411

PSINet, Inc., 11%, 8/1/2009 ........................         2,430         2,496

Viasystems, Inc., 9.75%, 6/1/2007 ..................         1,380           759
                                                                         -------
                                                                           5,971
                                                                         -------
Energy 2.0%

Benton Oil & Gas Co., 11.625%, 5/1/2003 ............           755           525

Continental Resources, Inc.,
  10.25%, 8/1/2008 .................................         1,870         1,646

Gulfmark Offshore, Inc., 8.75%, 6/1/2008 ...........           770           708

Key Energy Services, Inc., 14%, 1/15/2009 ..........           690           752

Pen Holdings, Inc., 9.875%, 6/15/2008 ..............           625           591

Pride International, Inc., 10%, 6/1/2009 ...........           690           704

R&B Falcon Corp., 11%, 3/15/2006 ...................           580           621

R&B Falcon Corp., 9.5%, 12/15/2008 .................         1,000         1,000

RAM Energy, 11.5%, 2/15/2008 .......................           600           270

Stone Energy Corp., 8.75%, 9/15/2007 ...............           870           839
                                                                         -------
                                                                           7,656
                                                                         -------
Metals & Minerals 3.1%

Euramax International, PLC,
  11.25%, 10/1/2006 ....................................      1,470        1,507

MMI Products, Inc., 11.25%, 4/15/2007 ................        1,925        1,983

Metal Management, Inc., 10%, 5/15/2008 ...............        1,820        1,374

Metals USA, Inc., 8.625%, 2/15/2008 ..................        2,030        1,903

Renco Steel Holdings Co., Series B,
  10.875%, 2/1/2005 ..................................        2,330        2,027

Republic Tech International,
  13.75%, 7/15/2009 ....................................      2,820        1,861

Wells Aluminum Corp., 10.125%,
  6/1/2005 ...........................................        1,400        1,344
                                                                         -------
                                                                          11,999
                                                                         -------
Construction 3.3%

Building Materials Corp., 8%, 12/1/2008 ..............        1,490        1,345

Del Webb Corp., 9.75%, 1/15/2008 .....................        1,140        1,077

Dimac Corp., 12.5%, 10/1/2008 ........................        1,540          570

Forecast Group, L.P., 11.375%,
  12/15/2000 .........................................        1,025        1,020

Fortress Group, 13.75%, 5/15/2003 ....................          880          484

Hovnanian Enterprises, Inc.,
  9.75%, 6/1/2005 ....................................          560          538

Hovnanian Enterprises, Inc.,
  9.125%, 5/1/2009 ...................................        1,090        1,041

                                                                Principal
                                                                Amount     Value
--------------------------------------------------------------------------------

Kevco, Inc., 10.375%, 12/1/2007 ....................       $ 1,025       $   277

Nortek, Inc., 9.875%, 3/1/2004 .....................         1,970         1,940

Nortek, Inc., 9.125%, 9/1/2007 .....................         1,300         1,261

Ryland Group, Inc., 8.25%, 4/1/2008 ................         1,170         1,065

Standard Pacific Corp., 8%, 2/15/2008 ..............           330           300

Standard Pacific Corp., 8.5%, 4/1/2009 .............           510           473

Toll Corp., 8.75%, 11/15/2006 ......................           180           176

Toll Corp., 7.75%, 9/15/2007 .......................           210           188

Toll Corp., 8%, 5/1/2009 ...........................           130           118

U.S. Home Corp., Senior Subordinated
  Notes, 8.875%, 2/15/2009 .........................         1,070           971
                                                                         -------
                                                                          12,844
                                                                         -------
Transportation 1.6%

Petro Stopping Centers, 10.5%, 2/1/2007 ............         2,520         2,337

TFM, S.A. de C.V., 10.25%, 6/15/2007 ...............         1,130         1,040

Trans World Airlines, Inc.,
  11.375%, 3/1/2006 ................................           960           384

Transtar Holdings, Inc.,
  Step-up Coupon, 0% to 12/15/1999,
  13.375% to 12/15/2003 ............................           631           645

Travelcenters America, 10.25%, 4/1/2007 ............         1,790         1,781
                                                                         -------
                                                                           6,187
                                                                         -------
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $410,876) ..............                     368,432
--------------------------------------------------------------------------------


                                                              Shares       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 1.6%
--------------------------------------------------------------------------------

Communications 0.8%

Cellular Telephone 0.2%

Dobson Communications, PIK, preferred ..................         911         950

Telephone/Communications 0.6%

21st Century Telecom Group, Inc.,
  preferred ............................................         251         213

Nextel Communications, Inc., PIK,
  preferred ............................................       1,780       1,798
                                                                         -------
                                                                           2,961
                                                                         -------
Financial 0.2%

Real Estate

Crown American Realty Trust, preferred .................      25,070         887
                                                                         -------

Media 0.3%

Broadcasting & Entertainment

Sinclair Capital, preferred ............................      13,000       1,300
                                                                         -------

Manufacturing 0.3%

Containers & Paper 0.1%

SF Holdings Group, Inc., PIK, preferred* ...............           6          30

SF Holdings Group, Inc., PIK, preferred* ...............          30         150
                                                                         -------
                                                                             180
                                                                         -------
Machinery/Components 0.2%

Eagle-Picher Holdings, Inc., preferred* ................         170         782
                                                                         -------

    The accompanying notes are an integral part of the financial statements.

                          25 | Kemper Variable Series -
                               Kemper High Yield Portfolio

(Dollars in thousands)

                                                             Shares       Value
--------------------------------------------------------------------------------

Energy 0.0%

Oil & Gas Production

Clark USA, PIK, preferred ............................      $ 3,231      $    48
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $7,019)                                       6,158
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Common Stocks 0.6%
--------------------------------------------------------------------------------

Communications 0.4%

Telephone/Communications

21st Century Telecom Group, Inc.,
  Warrants* ..........................................          200           40

Benedek Communications Corp.,
  Warrants* ..........................................        5,000           10

Communicacion Cellular, S.A., Warrants* ..............        2,200          110

Econophone, Inc., Warrants* ..........................        1,260          233

Intelcom Group, Inc., Warrants* ......................        4,851           87

Intermedia Communications of Florida, Inc.,
  Warrants* ..........................................        1,140          128

KMC Telecom Holdings, Inc., Warrants* ................        1,950            8

Long Distance Direct Holdings, Inc.,
  Warrants* ..........................................        1,300            3

MGC Communications ...................................        6,954          353

MetroNet Communications Corp.,
  Warrants* ..........................................          550           50

Primus Telecommunications Group,
  Warrants* ..........................................        1,000           50

Tele1 Europe BV, Warrants* ...........................          360           61

Versatel Telecom, Warrants* ..........................        1,430          572

Viatel, Inc. .........................................            3         --
                                                                         -------
                                                                           1,705
                                                                         -------
Financial 0.0%

Other Financial Companies

Ono Finance PLC, Warrants* ...........................        1,650          165
                                                                         -------

Media 0.0%

Cable Television

Star Choice Communications, Inc.,
  Warrants* ..........................................       17,370           48

UIH Australia Pacific, Inc., Warrants* ...............          750           22

Australis Holdings, Warrants* ........................        3,720         --
                                                                         -------
                                                                              70
                                                                         -------

                                                              Shares      Value
--------------------------------------------------------------------------------

Service Industries 0.0%

Miscellaneous Consumer

Spincycle, Inc., Warrants* ...............................   $  1,520   $   --
                                                                         -------

Printing/Publishing

American Banknote Corp., Warrants* .......................      1,200       --
                                                                         -------

Durables 0.0%

Aerospace

Decrane Holdings Co., Warrants* ..........................      1,350       --
                                                                         -------

Manufacturing 0.2%

Containers & Paper

Gaylord Container Corp. ..................................     92,250        628

SF Holdings Group, Inc.* .................................        517       --
                                                                         -------
                                                                             628
                                                                         -------
Energy 0.0%

Oil/Gas Transmission

Empire Gas Corp., Warrants* ..............................      2,070       --
                                                                         -------

Oilfield Services/Equipment

Key Energy Services, Inc., Warrants* .....................        690         17
                                                                         -------

Metals & Minerals 0.0%

Steel & Metals

Gulf States Steel, Warrants* .............................      1,810       --
                                                                         -------

Technology 0.0%

Prescision Instruments

Bar Technologies, Warrants* ..............................        750         15
                                                                         -------

Construction 0.0%

Building Materials

Waxman Industries, Inc., Warrants* .......................     52,274          2
                                                                         -------

Homebuilding

Capital Pacific Holdings, Warrants* ......................      3,634          2
                                                                         -------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $791)                                            2,604
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $430,267) (a)                 $388,775
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper High Yield Portfolio of Investments
--------------------------------------------------------------------------------

* Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $430,624. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $41,849. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,658 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $49,507.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

     PIK denotes that interest or dividend is paid in kind.

    The accompanying notes are an integral part of the financial statements.

                          26 | Kemper Variable Series -
                               Kemper High Yield Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (cost $430,267) ..........................   $ 388,775

Interest receivable ..........................................................       8,222

Receivable for Portfolio shares sold .........................................          45
                                                                                ----------

Total assets .................................................................     397,042

Liabilities
------------------------------------------------------------------------------------------
Due to custodian bank ........................................................          56

Payable for Portfolio shares redeemed ........................................         472

Accrued management fee .......................................................         220

Other accrued expenses and payables ..........................................          91
                                                                                ----------

Total liabilities ............................................................         839

------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 396,203
------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:

Undistributed net investment income (loss) ...................................      43,319

Net unrealized appreciation (depreciation) on investments ....................     (41,492)

Accumulated net realized gain (loss) .........................................     (30,187)

Paid-in capital ..............................................................     424,563

------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 396,203
------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($396,203 / 345,783
outstanding shares of beneficial interest, $.01 par value, unlimited            ----------
number of shares authorized) .................................................   $   1.146
                                                                                ----------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------
Dividends .................................................................   $    642

Interest ..................................................................     47,837
                                                                              --------
Total income ..............................................................     48,479
                                                                              --------
Expenses:

Management fee ............................................................      2,648

Custodian fee .............................................................          9

Auditing ..................................................................         54

Legal .....................................................................         20

Trustees' fees and expenses ...............................................         46

Reports to shareholders ...................................................        132

Registration fees .........................................................          4

Other .....................................................................         11
                                                                              --------
Total expenses, before expense reductions .................................      2,924

Expense reductions ........................................................         (9)
                                                                              --------
Total expenses, after expense reductions ..................................      2,915

--------------------------------------------------------------------------------------
Net investment income (loss)                                                    45,564
--------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------
Net realized gain (loss) from:

Investments ...............................................................    (14,934)

Futures ...................................................................         47
                                                                              --------
                                                                               (14,887)
                                                                              --------
Net unrealized appreciation (depreciation) during the period on investments    (20,025)
--------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                     (34,912)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 10,652
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          27 | Kemper Variable Series -
                               Kemper High Yield Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Year Ended December 31,

Increase (Decrease) in Net Assets                                                             1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:

Net investment income (loss) ..........................................................   $  45,564    $  40,669

Net realized gain (loss) ..............................................................     (14,887)       1,609

Net unrealized appreciation (depreciation) on investment transactions during the period     (20,025)     (33,856)
                                                                                        -------------   ------------
Net increase (decrease) in net assets resulting from operations .......................      10,652        8,422

Distributions to shareholders:

From net investment income ............................................................     (42,416)     (29,505)
                                                                                        -------------   ------------
Portfolio share transactions:

Proceeds from shares sold .............................................................     116,611      196,674

Reinvestment of distributions .........................................................      42,416       29,505

Cost of shares redeemed ...............................................................    (173,185)    (154,635
                                                                                        -------------   ------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     (14,158)      71,544
                                                                                        -------------   ------------
Increase (decrease) in net assets .....................................................     (45,922)      50,461

Net assets at beginning of period .....................................................     442,125      391,664
                                                                                        -------------   ------------
Net assets at end of period (including undistributed net investment income (loss) of    -------------   ------------
  $43,319 and $40,154, respectively)                                                      $ 396,203    $ 442,125
                                                                                        -------------   ------------

Other Information
----------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     360,218      302,191
                                                                                        -------------   ------------
Shares sold ...........................................................................      97,968      160,376

Shares issued to shareholders in reinvestment of distributions ........................      36,157       23,375

Shares redeemed .......................................................................    (148,560)    (125,724)
                                                                                        -------------   ------------
Net increase (decrease) in Portfolio shares ...........................................     (14,435)      58,027
                                                                                        -------------   ------------
Shares outstanding at end of period ...................................................     345,783      360,218
                                                                                        -------------   ------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                            1999    1998     1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $1.227    1.296   1.281    1.259    1.185
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                       .122(a)  .106    .116     .120     .125
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                (.093)   (.085)   .019     .042     .069
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   .029     .021    .135     .162     .194
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (.110)   (.090)  (.120)   (.140)   (.120)
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (.110)   (.090)  (.120)   (.140)   (.120)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $1.146    1.227   1.296    1.281    1.259
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                  2.15     1.45   11.61    14.06    17.40
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                          396,203  442,125 391,664  289,315  257,377
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    .67      .65     .65      .65      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     .67      .65     .65      .65      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        10.40     9.36    9.20     9.70    10.27
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         42       74      90       98       90
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                          28 | Kemper Variable Series -
                               Kemper High Yield Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Total Return Portfolio

The Kemper Total Return Portfolio stuck to its stock selection discipline in 1999, which helped us find good performers in nearly every stock sector despite the market's fairly narrow focus on a relatively small group of large-capitalization names.

Among the positive notes during the year were the performance of our technology and telecommunications holdings, supplemented by healthy returns from select broadcasting and biotech names as well.

We have also focused of late on attractively priced stocks in areas that we believe will benefit from strong consumer confidence, including the retail, leisure, entertainment, consumer services and media sectors. On the downside, consumer-staple holding and financial services stocks took a toll on the portfolio, although we're finding some opportunities among credit card issuers and companies in the insurance, brokerage and investment management businesses.

Our bond holdings generally served as a stabilizing factor during periodic dips in the market in 1999, although the struggling bond markets did prevent the portfolio from experiencing the full measure of the stock market's strength, especially in the fourth quarter. As a balanced portfolio, though, that is a trade-off we willingly accept, as our investors put a premium on steady, consistent performance.

We're looking forward to the upcoming months, despite the possibility of upcoming action by the Fed. Inflation continues to be well-controlled and corporate profits are on track. There's good potential for slow, steady economic growth, which bodes well for the equity market in general and growth stocks specifically.

Gary A. Langbaum
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Total Return Portfolio from 4/6/1982 to 12/31/1999
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA: From 4/6/82 through 12/31/99

                    Kemper           Russell 1000           Lehman Brothers
                 Total Return           Growth           Government/Corporate
                  Portfolio             Index                Bond Index

       1982.25      10000              10000                  10000
       1982.5        9781               9428                  10004
       1982.75      10730              10574                  11380
       1983         12427              12826                  12324
       1983.25      13525              14039                  12712
       1983.5       15539              15843                  12918
       1983.75      14976              15289                  13117
       1984         14617              14875                  13309
       1984.25      13472              13677                  13376
       1984.5       13078              13517                  13149
       1984.75      13945              14560                  14248
       1985         13907              14733                  15309
       1985.25      15133              16212                  15637
       1985.5       16202              17254                  16924
       1985.75      15635              16422                  17263
       1986         17860              19572                  18570
       1986.25      20358              22622                  20153
       1986.5       21572              24476                  20420
       1986.75      19866              21485                  20830
       1987         20561              22576                  21467
       1987.25      24128              28013                  21786
       1987.5       24698              29085                  21373
       1987.75      25517              31048                  20750
       1988         20689              23772                  21961
       1988.25      21602              24508                  22748
       1988.5       22380              25826                  22972
       1988.75      22412              25716                  23402
       1989         23166              26450                  23627
       1989.25      24318              28289                  23888
       1989.5       26335              31138                  25809
       1989.75      28627              35012                  26052
       1990         28764              35953                  26992
       1990.25      28512              34623                  26683
       1990.5       30935              37991                  27643
       1990.75      28148              32317                  27808
       1991         30215              35860                  29224
       1991.25      34725              42292                  30012
       1991.5       34558              41886                  30463
       1991.75      37598              44812                  32212
       1992         41667              50617                  33930
       1992.25      40285              48116                  33420
       1992.5       39000              47591                  34774
       1992.75      39300              49686                  36474
       1993         42372              53151                  36501
       1993.25      43369              52708                  38202
       1993.5       44138              51888                  39350
       1993.75      47241              52656                  40655
       1994         47511              54693                  40538
       1994.25      44963              52285                  39263
       1994.5       42500              51756                  38777
       1994.75      43815              55733                  38971
       1995         42999              56151                  39115
       1995.25      45871              61494                  41064
       1995.5       49495              67544                  43731
       1995.75      52022              73678                  44568
       1996         54164              77035                  46645
       1996.25      55338              81170                  45553
       1996.5       57166              86333                  45762
       1996.75      60082              89440                  46567
       1997         63245              94838                  47991
       1997.25      62681              95343                  47576
       1997.5       71029             113375                  49304
       1997.75      75077             121894                  51033
       1998         75868             123744                  52671
       1998.25      82562             142495                  53472
       1998.5       83174             148948                  54869
       1998.75      77426             135414                  57585
       1999         87356             171635                  57663
       1999.25      89771             182544                  56973
       1999.5       94233             189572                  56352
       1999.75      90587             182618                  56655
       12/31/99    100294             228519                  56422



--------------------------------------------------------------------------------
Average Annual Total Returns^1
--------------------------------------------------------------------------------

                                                                                        Life of
For the periods ended December 31, 1999       1-year        5-year        10-year      portfolio
---------------------------------------------------------------------------------------------------------------------
Kemper Total Return Portfolio                 14.81%        18.46%         13.31%        13.88%      (Since 4/6/1982)
---------------------------------------------------------------------------------------------------------------------


^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                          29 | Kemper Variable Series -
                               Kemper Total Return Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------
(Dollars in thousands)

Kemper Total Return Portfolio


                                                Principal
                                                  Amount     Value
----------------------------------------------------------------------

----------------------------------------------------------------------
Repurchase Agreements 3.3%
----------------------------------------------------------------------

State Street Bank and Trust Company,
2.8%, 1/3/2000 to be repurchased
at $31,695 (b) (Cost $31,688)                      $ 31,688   $ 31,688

----------------------------------------------------------------------
U.S. Government & Agencies 21.9%
----------------------------------------------------------------------
U.S. Treasury Bond, 10.75%, 8/15/2005                16,495     19,673
U.S. Treasury Bond, 9.375%, 2/15/2006                52,000     59,191
U.S. Treasury Bond, 10.375%, 11/15/2009               4,865      5,596
U.S. Treasury Bond, 10.625%, 8/15/2015                4,000      5,447
U.S. Treasury Bond, 8.75%, 8/15/2020                  4,000      4,846
U.S. Treasury Bond, 5.25%, 2/15/2029                  7,900      6,532
U.S. Treasury Bond, 9.125%, 5/15/2009                 4,870      5,317
U.S. Treasury Note, 7.75%, 2/15/2001                  9,000      9,146
U.S. Treasury Note, 5.5%, 8/31/2001                  14,000     13,840
U.S. Treasury Note, 6.625%, 4/30/2002                 3,340      3,366
U.S. Treasury Note, 5.5%, 5/31/2003                   8,000      7,789
U.S. Treasury Note, 6%, 8/15/2004                       700        689
U.S. Treasury Note, 7.5%, 2/15/2005                   7,005      7,306
U.S. Treasury Note, 6.5%, 10/15/2006                  3,500      3,491
U.S. Treasury Note, 6%, 8/15/2009                       400        388
U.S. Treasury Note, 6.625%, 5/15/2007                37,000     37,145
U.S. Treasury Note, 8.75%, 8/15/2000                 12,500     12,702
U.S. Treasury Bond, 10.75%, 5/15/2003                 4,265      4,820
----------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $213,171)               207,284
----------------------------------------------------------------------

----------------------------------------------------------------------
Foreign Bonds -- U.S. Denominated 0.2%
----------------------------------------------------------------------
Province of Quebec, 8.625%, 1/19/2005                         --------
(Cost $1,659)                                         1,500      1,595
                                                              --------

----------------------------------------------------------------------
Corporate Bonds 8.9%
----------------------------------------------------------------------
Consumer Discretionary 0.8%
AFC Enterprises, 10.25%, 5/15/2007                      700        704
AMF Bowling Worldwide, Inc., Step-up
Coupon, 0% to 3/15/2001, 12.25%
  to 3/15/2006                                          542        179
AMF Bowling, Inc, 10.875%, 3/15/2006                  2,100        882
Cinemark USA, Inc., Series D, 9.625%,
  8/1/2008                                              890        818
Cole National Group, Inc., 9.875%,
  12/31/2006                                          2,640      1,967
Dayton Hudson Corp., 7.5%, 7/15/2006                    600        602
Dillards, Inc., 6.17%, 8/1/2001                       1,500      1,470
Royal Caribbean Cruises, Ltd., 8.25%,
  4/1/2005                                            1,250      1,275
                                                              --------
                                                                 7,897
                                                              --------

                                           Principal
                                           Amount     Value
----------------------------------------------------------------

Health 0.2%
Magellan Health Services, Inc.,
9%, 2/15/2008 ...........................   $ 2,500   $ 2,025
                                                     --------

Communications 1.6%
American Cellular Corp., 10.5%,
  5/15/2008 .............................     1,120     1,243
Esprit Telecom Group, PLC, 11.5%,
  12/15/2007 ............................       630       630
Intermedia Communications, 8.6%,
  6/1/2008 ..............................     1,930     1,780
McLeod USA, Inc., Step-up Coupon,
  0% to 3/1/2002, 10.5% to 3/1/2007 .....     2,800     2,268
MetroNet Communications Corp.,
  Step-up Coupon, 0% to 6/15/2003,
  9.95% to 6/15/2008 ....................     3,700     2,923
Nextel Communications, Inc., Step-up
  Coupon, 0% to 2/15/2003, 9.95% to
  2/15/2008 .............................     3,575     2,503
Qwest Communications International,
  7.5%, 11/1/2008 .......................     1,000       972
Rogers Cantel Inc., 8.8%, 10/1/2007 .....     2,100     2,090
WorldCom, Inc., 6.4%, 8/15/2005 .........       225       215
WorldCom, Inc., 7.75%, 4/1/2027 .........       825       835
                                                     --------
                                                       15,459
                                                     --------
Financial 1.1%
Abbey National PLC Global Medium-Term
  Note, 6.69%, 10/17/2005 ...............       775       744
ABN AMRO, 8.25%, 8/1/2009 ...............     1,250     1,264
AB Spintab, 7.5%, 8/14/2049 .............       800       747
Crestar Financial Corp., 8.25%, 7/15/2002       600       613
Den Danske Bank, 6.375%, 6/15/2008 ......     1,250     1,205
FINOVA Capital Corp., 6.5%, 7/28/2002 ...       550       539
Ford Motor Credit Co., 7.75%, 3/15/2005 .       600       611
General Electric Capital Corp., 8.75%,
  5/21/2007 .............................     1,100     1,188
General Electric Capital Corp., 8.625%,
  6/15/2008 .............................       400       432
NationsBank Corp., 9.5%, 6/1/2004 .......       600       648
Repsol International Finance, 7%,
  8/1/2005 ..............................     1,000       966
Scotland International, 8.8%, 1/27/2004 .       250       262
Svenska Handelsbanken, 7.125%,
  3/29/2049 .............................       300       278
Wells Fargo & Co., 6.875%, 4/1/2006 .....       750       731
                                                     --------
                                                       10,228
                                                     --------

Media 1.8%
AMFM, Inc., 9%, 10/1/2008 ...............     1,240     1,290
American Radio Systems, 9%, 2/1/2006 ....       810       850
CSC Holdings, Inc., 9.25%, 11/1/2005 ....     1,820     1,861
Comcast Cable Communications, 8.5%,
  5/1/2027 ..............................       325       345
Comcast Corp., 9.375%, 5/15/2005 ........     1,500     1,575
Diamond Cable Communications, PLC,
  Step-up Coupon, 0% to 2/15/2002,
  10.75% to 2/15/2007 ...................       740       607

    The accompanying notes are an integral part of the financial statements.

                          30 | Kemper Variable Series -
                               Kemper Total Return Portfolio

(Dollars in thousands)
                                              Principal
                                               Amount     Value
-------------------------------------------------------------------

Diamond Cable Communications, PLC,
  Step-up Coupon, 0% to 12/15/2000,
  11.75% to 12/15/2005 ...................   $   260   $   244
K-III Communications Corp., 8.5%,
  2/1/2006 ...............................       750       739
NTL Communications Corp., Step-up
  Coupon 0% to 10/1/2003, 12.375%
  to 10/1/2008 ...........................       150       105
NTL, Inc., Step-up Coupon, 0% to 2/1/2001,
  11.5% to 2/1/2006 ......................     2,270     2,043
NTL, Inc., 11.5%, 10/1/2008 ..............        95       103
News America Holdings Inc., 9.25%,
  2/1/2013 ...............................       405       441
Sinclair Broadcasting Group, Inc., 8.75%,
  12/15/2007 .............................       850       784
Tele-Communications, Inc., 9.8%,
  2/1/2012 ...............................     1,100     1,285
TeleWest Communications, PLC, Step-up
  Coupon, 0% to 10/1/2000, 11% to
  10/1/2007 ..............................     4,020     3,739
  Time Warner Inc., 9.125%, 1/15/2013 ....       425       465
  Time Warner, Inc., 9.15%, 2/1/2023 .....       450       503
                                                      --------
                                                        16,979
                                                      --------
Service Industries 0.1%
Kindercare Learning Centers, Inc.,
  9.5%, 2/15/2009 ........................       500       488
                                                      --------

Durables 0.1%
United Rentals, Inc., 9.25%, 1/15/2009 ...       760       728
                                                      --------

Manufacturing 1.1%
Delco Remy International, 10.625%,
  8/1/2006 ...............................       860       868
Gaylord Container Corp., 9.875%,
  2/15/2008 ..............................     2,500     2,169
Hayes Wheels International, Inc., 11%,
  7/15/2006 ..............................     1,500     1,568
Neenah Corp., 11.125%, 5/1/2007 ..........       400       370
Neenah Corp., 11.125%, 5/1/2007 ..........       600       555
Plainwell, Inc., 11%, 3/1/2008 ...........     1,020       530
Riverwood International Corp.,
  10.25%, 4/1/2006 .......................     2,650     2,683
Stone Container Corp., 11.5%, 8/15/2006 ..       500       530
Stone Container Corp., 12.58%, 8/1/2016 ..     1,000     1,065
                                                      --------
                                                        10,338
                                                      --------
Technology 0.2%
PSINet, Inc., 10%, 2/15/2005 .............       810       802
PSINet, Inc., 11.5%, 11/1/2008 ...........     1,040     1,087
                                                      --------
                                                         1,889
                                                      --------
Energy 0.7%
Benton Oil & Gas Co., 11.625%, 5/1/2003 ..       250       174
Conoco, Inc., 6.35%, 4/15/2009 ...........     4,000     3,706
Gulf Canada Resources, Inc., 9.25%,
  1/15/2004 ..............................     1,500     1,482
Gulfmark Offshore, Inc., 8.75%, 6/1/2008 .     1,120     1,030
Williams Gas Pipeline Center, 7.375%,
  11/15/2006 .............................       250       247
                                                      --------
                                                         6,639
                                                      --------


                                             Principal
                                             Amount     Value
----------------------------------------------------------------

Metals & Minerals 0.6%
Euramax International, PLC, 11.25%,
  10/1/2006 ...............................   $ 2,850   $ 2,921
MMI Products, Inc., 11.25%, 4/15/2007 .....       400       412
Renco Steel Holdings Co., Series B,
  10.875%, 2/1/2005 .......................     2,500     2,175
                                                        -------
                                                          5,508
                                                        -------
Construction 0.3%
Del Webb Corp., 9.75%, 1/15/2008 ..........     2,280     2,154
Kevco, Inc., 10.375%, 12/1/2007 ...........       545       147
Nortek, Inc., 9.875%, 3/1/2004 ............        90        89
                                                        -------
                                                          2,390
                                                        -------
Transportation 0.1%
Continental Airlines, Inc., 7.75%, 7/2/2014       465       458
Continental Airlines, Inc., 6.9%, 1/2/2017        396       365
Delta Air Lines, Inc., 7.9%, 12/15/2009 ...       800       786
                                                        -------
                                                          1,609
                                                        -------

Utilities 0.2%
Commonwealth Edison Co., 7.375%,
  1/15/2004 ...............................       850       854
GTE North, Inc., 6.9%, 11/1/2008 ..........     1,350     1,306
                                                        -------
                                                          2,160
                                                        -------

----------------------------------------------------------------
Total Corporate Bonds (Cost $90,591)                     84,337
----------------------------------------------------------------



                                   Shares     Value
------------------------------------------------------

------------------------------------------------------
Common Stocks 65.7%
------------------------------------------------------

Consumer Discretionary 6.7%
Department & Chain Stores 5.0%
Dayton Hudson Corp. .............   139,000    10,208
Federated Department Stores, Inc.   128,000     6,472
Home Depot, Inc. ................   184,500    12,650
Wal-Mart Stores, Inc. ...........   258,900    17,896
                                             --------
                                               47,226
                                             --------

Hotels & Casinos 0.7%
Carnival Corp. "A" ..............   137,500     6,574
                                             --------

Specialty Retail 1.0%
Tandy Corp. .....................   191,600     9,424
                                             --------

Consumer Staples 2.9%
Food & Beverage 1.9%
Bestfoods .......................    75,000     3,943
H.J. Heinz Co. ..................   132,000     5,255
PepsiCo, Inc. ...................   245,000     8,636
                                             --------
                                               17,834
                                             --------
Package Goods/Cosmetics 1.0%
Procter & Gamble Co. ............    90,000     9,861
                                             --------
    The accompanying notes are an integral part of the financial statements.

                          31 | Kemper Variable Series -
                               Kemper Total Return Portfolio

(Dollars in thousands)
                                      Shares     Value
---------------------------------------------------------

Health 6.5%
Biotechnology 1.6%
Amgen, Inc.* .....................    75,000   $ 4,505
Biogen, Inc.* ....................    66,000     5,577
Genentech, Inc. ..................    38,700     5,205
                                               -------
                                                15,287
                                               -------
Medical Supply & Specialty 0.4%
Baxter International, Inc. .......    62,100     3,901
                                               -------

Pharmaceuticals 4.5%
Allergan, Inc. ...................   102,200     5,084
American Home Products Corp. .....   112,000     4,417
Bristol-Myers Squibb Co. .........   104,000     6,676
Forest Laboratories, Inc. ........    54,000     3,318
Johnson & Johnson ................    71,000     6,612
Merck & Co., Inc. ................   101,000     6,773
Schering-Plough Corp. ............    85,000     3,586
Warner-Lambert Co. ...............    73,000     5,981
                                               -------
                                                42,447
                                               -------
Communications 5.1%
Telephone/Communications
AT&T Corp. .......................   152,500     7,739
Bell Atlantic Corp. ..............   145,000     8,927
BellSouth Corp. ..................   105,000     4,915
GTE Corp. ........................    50,000     3,528
Global Crossing Ltd.* ............    88,775     4,439
MCI WorldCom, Inc.* ..............   180,000     9,551
SBC Communications, Inc. .........   181,280     8,838
                                               -------
                                                47,937
                                               -------
Financial 9.9%
Banks 1.9%
Chase Manhattan Corp. ............    55,000     4,273
First Tennessee National Corp. ...   127,200     3,625
J.P. Morgan & Co., Inc. ..........    31,000     3,925
Wells Fargo Co. ..................   145,000     5,864
                                               -------
                                                17,687
                                               -------
Insurance 4.0%
American International Group, Inc.    88,625     9,583
Aon Corp. ........................   138,500     5,540
Cigna Corp. ......................    66,000     5,315
Jefferson Pilot Corp. ............    80,400     5,487
Marsh & McLennan Companies, Inc. .    53,200     5,091
St. Paul Companies, Inc. .........   188,000     6,333
                                               -------
                                                37,349
                                               -------
Consumer Finance 3.2%
American Express Co. .............    45,000     7,481
Capital One Finance Corp. ........   153,600     7,402
Citigroup, Inc. ..................   177,500     9,862
Household International, Inc. ....   169,162     6,301
                                               -------
                                                31,046
                                               -------
Other Financial Companies 0.8%
Merrill Lynch & Co., Inc. ........    38,000     3,173
Morgan Stanley Dean Witter & Co. .    33,000     4,711
                                               -------
                                                 7,884
                                               -------

                                       Shares     Value
----------------------------------------------------------

Media 6.8%
Advertising 0.8%
Omnicom Group, Inc. ...............    75,300   $ 7,530
                                               --------

Broadcasting & Entertainment 3.4%
CBS Corp.* ........................   127,300     8,139
Clear Channel Communications, Inc.*   105,000     9,371
Infinity Broadcasting Corp. .......   172,900     6,257
Univision Communication, Inc.* ....    78,900     8,063
                                               --------
                                                 31,830
                                               --------
Cable Television 1.8%
AT&T Corp-- Liberty Media Group* ..   163,000     9,251
Comcast Corp. "A" .................   105,000     5,276
Media One Group, Inc.* ............    36,000     2,765
                                               --------
                                                 17,292
                                               --------
Print Media 0.8%
Tribune Co. .......................   138,000     7,599
                                               --------

Service Industries 2.6%
EDP Services 2.1%
Automatic Data Processing, Inc. ...   146,000     7,866
Electronic Data Systems Corp. .....   128,000     8,568
First Data Corp. ..................    65,000     3,205
                                               --------
                                                 19,639
                                               --------
Printing/Publishing 0.5%
McGraw-Hill, Inc. .................    79,200     4,881
                                               --------
Durables 1.3%
Aerospace 1.0%
United Technologies Corp. .........   141,000     9,165
                                               --------
Telecommunications Equipments 0.3%
Lucent Technologies, Inc. .........    42,500     3,180
                                               --------

Manufacturing 4.9%
Diversified Manufacturing 0.8%
Tyco International Ltd. (New) .....   201,646     7,839
                                               --------

Electrical Products 3.3%
Emerson Electric Co. ..............    56,000     3,213
General Electric Co. ..............   180,000    27,855
                                               --------
                                                 31,068
                                               --------
Machinery/Components 0.8%
Parker-Hannifin Corp. .............   140,000     7,184
                                               --------

Technology 15.1%
Computer Software 4.2%
America Online, Inc.* .............    63,000     4,753
Microsoft Corp.* ..................   215,000    25,101
Oracle Corp.* .....................    86,500     9,693
                                               --------
                                                 39,547
                                               --------

Diverse Electronic Products 3.4%
Applied Materials, Inc.* ..........    61,500     7,791
Motorola, Inc. ....................    81,500    12,001

    The accompanying notes are an integral part of the financial statements.

                          32 | Kemper Variable Series -
                               Kemper Total Return Portfolio

(Dollars in thousands)

                                          Shares     Value
--------------------------------------------------------------

Solectron Corp. ......................     74,500  $   7,087
Teradyne, Inc. .......................     83,000      5,478
                                                   ---------
                                                      32,357
                                                   ---------

Electronic Components/Distributors 2.3%
Altera Corp.* ........................     68,000      3,370
Cisco Systems, Inc.* .................    174,500     18,694
                                                   ---------
                                                      22,064
                                                   ---------

Electronic Data Processing 1.6%
Hewlett-Packard Co. ..................     70,000      7,976
Sun Microsystems, Inc.* ..............     93,500      7,240
                                                   ---------
                                                      15,216
                                                   ---------

Semiconductors 3.6%
Agilent Technologies, Inc. ...........    124,600      9,633
Intel Corp. ..........................    241,000     19,837
Xilinx, Inc.* ........................     94,000      4,274
                                                   ---------
                                                      33,744
                                                   ---------



                                               Shares     Value
-----------------------------------------------------------------

Energy 3.9%
Oil & Gas Production 1.5%
Coastal Corp. .............................   117,500   $ 4,164
Conoco, Inc. "A" ..........................   130,000     3,217
Royal Dutch Petroleum Co. (New York shares)   105,000     6,346
                                                      ---------
                                                         13,727
                                                      ---------

Oil Companies 1.6%
Exxon Mobil Corp. .........................   150,729    12,143
Texaco, Inc. ..............................    58,000     3,150
                                                      ---------
                                                         15,293
                                                      ---------

Oilfield Services/Equipment 0.8%
Schlumberger Ltd. .........................   119,500     6,722
Transocean Offshore Inc. ..................    23,183       781
                                                      ---------
                                                          7,503
                                                      ---------



-----------------------------------------------------------------
Total Common Stocks (Cost $434,288)                     621,115
-----------------------------------------------------------------
-----------------------------------------------------------------
Total Investment Portfolio -- 100.0%
  (Cost $771,397) (a)                               $   946,019
-----------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper Total Return Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $771,397. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $174,622. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $194,757 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $20,135.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.

                          33 | Kemper Variable Series -
                               Kemper Total Return Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (cost $771,397) ..........................   $ 946,019
Cash .........................................................................           2
Dividends receivable .........................................................         551
Interest receivable ..........................................................       6,644
Other assets .................................................................           9
                                                                          ----------------
Total assets .................................................................     953,225

------------------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................         182
Accrued management fee .......................................................         456
Other accrued expenses and payables ..........................................         102
                                                                          ----------------
Total liabilities ............................................................         740
------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 952,485
------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ...................................      27,661
Net unrealized appreciation (depreciation) on investments ....................     174,622
Accumulated net realized gain (loss) .........................................      42,677
Paid-in capital ..............................................................     707,525
------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 952,485
------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($952,485 / 330,477
outstanding shares of beneficial interest, $.01 par value,                ----------------
unlimited number of shares authorized) ......................................    $   2.882
                                                                          ----------------

------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $47) .............................   $   6,020
Interest .....................................................................      26,998
                                                                          ----------------
Total income .................................................................      33,018
                                                                          ----------------
Expenses:
Management fee ...............................................................       4,935
Services to shareholders .....................................................          11
Custodian fees ...............................................................          42
Auditing .....................................................................          72
Legal ........................................................................          18
Trustees' fees and expenses ..................................................          60
Reports to shareholders ......................................................         217
Other ........................................................................          15
                                                                          ----------------
Total expenses, before expense reductions ....................................       5,370
Expense reductions ...........................................................          (1)
                                                                          ----------------
Total expenses, after expense reductions .....................................       5,369
------------------------------------------------------------------------------------------
Net investment income (loss)                                                        27,649
------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................      45,180
Net unrealized appreciation (depreciation) during the period on investments ..      52,174
------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          97,354
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ 125,003
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          34 | Kemper Variable Series -
                               Kemper Total Return Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Year Ended December 31,
Increase (Decrease) in Net Assets                                                                1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $  27,649    $  27,359
Net realized gain (loss) ..............................................................      45,180       45,478
Net unrealized appreciation (depreciation) on investment transactions during the period      52,174       43,475
                                                                                          --------------------------
Net increase (decrease) in net assets resulting from operations .......................     125,003      116,312
Distributions to shareholders:
From net investment income ............................................................     (27,965)     (24,932)
                                                                                          --------------------------
From net realized gains ...............................................................     (46,607)    (110,813)
                                                                                          --------------------------
Portfolio share transactions:
Proceeds from shares sold .............................................................     107,466      107,163
Reinvestment of distributions .........................................................      74,572      135,745
Cost of shares redeemed ...............................................................    (145,407)    (145,048)
                                                                                          --------------------------
Net increase (decrease) in net assets from Portfolio share transactions ...............      36,631       97,860
                                                                                          --------------------------
Increase (decrease) in net assets .....................................................      87,062       78,427
Net assets at beginning of period .....................................................     865,423      786,996

Net assets at end of period (including undistributed net investment income (loss) of      --------------------------
$27,661 and $27,247, respectively) ....................................................   $ 952,485    $ 865,423
                                                                                          --------------------------
Other Information
----------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     316,471      278,859
                                                                                          --------------------------
Shares sold ...........................................................................      39,553       26,829
Shares issued to shareholders in reinvestment of distributions ........................      27,724       52,164
Shares redeemed .......................................................................     (53,271)     (41,381)
                                                                                          --------------------------
Net increase (decrease) in Portfolio shares ...........................................      14,006       37,612
                                                                                          --------------------------
Shares outstanding at end of period ...................................................     330,477      316,471
                                                                                          --------------------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                            1999    1998     1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $2.735    2.822   2.815    2.579    2.112
                                                                                 -------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     .084(a)    .086    .090     .084     .084
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                 .303     .317    .377     .322     .453
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   .387     .403    .467     .406     .537
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (.090)   (.090)  (.090)   (.090)   (.070)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                    (.150)   (.400)  (.370)   (.080)       --
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              (.240)   (.490)  (.460)   (.170)   (.070)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $2.882    2.735   2.822    2.815    2.579
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                  14.81    15.14   19.96    16.76    25.97
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                          952,485  865,423 786,996  697,102  659,894
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                     .61      .60     .60      .59      .60
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                      .61      .60     .60      .59      .60
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                          3.12     3.33    3.32     3.21     3.52
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          80       81     122       90      118
-----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.


    The accompanying notes are an integral part of the financial statements.

                          35 | Kemper Variable Series -
                               Kemper Total Return Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Blue Chip Portfolio

Drawing on strong performance from stocks in a range of sectors, the Kemper Blue Chip Portfolio outpaced its benchmark in 1999.

Overall, holdings in the media and technology sectors led the way during the year. Names that performed well for us during 1999 included Oracle and Hewlett-Packard, as well as Tribune Corp, AT&T Corp.-Liberty Media and Clear Channel.

But those sectors weren't the whole story. Thorough, disciplined stock selection also turned up solid performers in areas that generally lagged the market, including retailers such as Tandy and Dayton Hudson and financial services companies including Citigroup.

On the downside, health-care stocks remained a drag on the portfolio, while financial services stocks suffered from continued weakness overall, despite a brief uptick midway through the fourth quarter. The upside to these minor disappointments is that we are finding opportunities to buy names in both sectors in light of the current price weakness.

Going forward, we believe the Kemper Blue Chip Portfolio is well-positioned to capitalize on opportunities in 2000, as we continue to increase our exposure in sectors and individual stocks that we think are underpriced relative to their likely prospects for growth.

Tracy McCormick
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Blue Chip Portfolio from 5/1/1997 to 12/31/1999
--------------------------------------------------------------------------------

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the U.S. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                        Kemper Blue         Russell
                       Chip Portfolio      1000 Index

              1997.25     10000               10000
              1997.5      10292               11080
              1997.75     11090               12047
              1998        11154               12409
              1998.25     12288               14068
              1998.5      12254               14420
              1998.75     10737               12933
              1999        12698               15762
              1999.25     13251               16412
              1999.5      14336               17582
              1999.75     13533               16422
              12/31/99    15902               19059


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                             Life of
For the periods ended December 31, 1999        1-year        portfolio
------------------------------------------------------------------------------------------
Kemper Blue Chip Portfolio                      25.24%        18.98%      (Since 5/1/1997)
------------------------------------------------------------------------------------------


1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                          36 | Kemper Variable Series -
                               Kemper Blue Chip Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Blue Chip Portfolio

                                          Principal
                                           Amount     Value
-----------------------------------------------------------------

-----------------------------------------------------------------
Repurchase Agreements 0.3%
-----------------------------------------------------------------
State Street Bank and Trust Company dated
12/31/1999 at 2.8%, to be repurchased                ------------
at $518 on 1/3/2000 (Cost $518) (b) .....   $   518   $   518
                                                     ------------

-----------------------------------------------------------------
Commercial Paper 5.2%
-----------------------------------------------------------------
Enron Corp., 7%**, 1/12/2000 ............     4,000     3,991
Federal Home Loan Bank, 5%**, 1/31/2000 .     1,500     1,494
Ford Motor Credit, 5.84%**, 1/4/2000 ....     2,000     1,999
Ford Motor Credit, 6%**, 1/3/2000 .......     4,000     3,999

-----------------------------------------------------------------
Total Commercial Paper (Cost $11,483)                  11,483
-----------------------------------------------------------------


                                         Shares     Value
-----------------------------------------------------------------

-----------------------------------------------------------------
Common Stocks 94.5%
-----------------------------------------------------------------

Consumer Discretionary 8.6%
Department & Chain Stores 6.5%
Dayton Hudson Corp. ..............   38,500    2,827
Federated Department Stores, Inc.*   36,000    1,820
Home Depot, Inc. .................   45,750    3,137
Wal-Mart Stores, Inc. ............   58,800    4,065
                                             -------
                                              11,849
                                             -------

Hotels & Casinos 0.9%
Carnival Corp. "A" ...............   37,000    1,769
                                             -------



Specialty Retail 1.2%
Tandy Corp. ......................   45,000    2,213
                                             -------

Consumer Staples 4.3%
Food & Beverage 2.9%
Bestfoods ........................   27,500    1,445
H.J. Heinz Co ....................   32,300    1,286
PepsiCo, Inc. ....................   75,000    2,644
                                             -------
                                               5,375
                                             -------
Package Goods/Cosmetics 1.4%
Procter & Gamble Co. .............   23,000    2,520
                                             -------
Health 9.1%
Biotechnology 2.1%
Amgen, Inc.* .....................   23,000    1,381
Biogen, Inc.* ....................   15,700    1,327
Genentech, Inc.* .................    9,000    1,211
                                             -------
                                               3,919
                                             -------
Medical Supply & Specialty 0.8%
Baxter International, Inc. .......   22,000    1,382
                                             -------





                                         Shares     Value
------------------------------------------------------------

Pharmaceuticals 6.2%
Allergan, Inc. ....................    30,800   $ 1,532
American Home Products Corp. ......    32,800     1,293
Bristol-Myers Squibb Co. ..........    27,000     1,733
Forest Laboratories, Inc.* ........    15,000       922
Johnson & Johnson .................    19,000     1,769
Merck & Co., Inc. .................    27,000     1,811
Schering-Plough Corp. .............    19,700       831
Warner-Lambert Co. ................    19,000     1,557
                                                -------
                                                 11,448
                                                -------

Communications 7.4%
Telephone/Communications
AT&T Corp. ........................    48,500     2,461
Bell Atlantic Corp. ...............    44,500     2,740
BroadWing, Inc. ...................    60,000     2,213
Global Crossing Ltd.* .............    19,270       963
MCI WorldCom, Inc.* ...............    48,000     2,547
SBC Communications, Inc. ..........    53,384     2,602
                                                -------
                                                 13,526
                                                -------

Financial 12.9%
Banks 2.4%
Chase Manhattan Corp. .............    12,500       971
First Tennessee National Corp. ....    32,200       918
J.P. Morgan & Co., Inc. ...........     8,500     1,076
Wells Fargo & Co. .................    36,000     1,456
                                                -------
                                                  4,421
                                                -------

Insurance 5.8%
American International Group, Inc.     22,875     2,473
Aon Corp. .........................    50,000     2,000
Cigna Corp. .......................    18,200     1,466
Jefferson Pilot Corp. .............    18,350     1,252
Marsh & McLennan Companies, Inc. ..    20,000     1,914
St. Paul Companies, Inc. ..........    44,000     1,482
                                                -------
                                                 10,587
                                                -------

Consumer Finance 4.7%
American Express Co. ..............    13,600     2,261
Capital One Finance Corp. .........    36,500     1,759
Citigroup, Inc. ...................    46,750     2,597
Household International, Inc. .....    52,799     1,967
                                                -------
                                                  8,584
                                                -------

Media 8.9%
Advertising 1.1%
Young & Rubicam, Inc. .............    28,300     2,002
                                                -------



Broadcasting & Entertainment 4.1%
CBS Corp.* ........................    40,600     2,596
Clear Channel Communications, Inc.*    20,994     1,874
Infinity Broadcasting Corp.* ......    46,900     1,697
Univision Communication, Inc.* ....    12,600     1,287
                                                -------
                                                  7,454
                                                -------

    The accompanying notes are an integral part of the financial statements.

                          37 | Kemper Variable Series -
                               Kemper Blue Chip Portfolio

(Dollars in thousands)
                                     Shares     Value
--------------------------------------------------------

Cable Television 2.9%
AT&T Corp-- Liberty Media Group* .   36,000   $2,043
Comcast Corp. "A" ................   38,000    1,910
Media One Group, Inc.* ...........   19,000    1,459
                                             -------
                                               5,412
                                             -------
Print Media 0.8%
Tribune Co. ......................   26,000    1,432
                                             -------

Service Industries 4.8%
EDP Services 3.0%
Automatic Data Processing, Inc. ..   37,000    1,993
Electronic Data Systems Corp. ....   40,000    2,678
First Data Corp. .................   18,000      888
                                             -------
                                               5,559
                                             -------
Environmental Services 0.1%
Transocean Offshore Inc. .........    5,917      199
                                             -------

Investment 0.7%
Merrill Lynch & Co., Inc. ........   15,000    1,253
                                             -------

Printing/Publishing 1.0%
McGraw-Hill, Inc. ................   28,100    1,732
                                             -------
Durables 2.0%
Aerospace 1.6%
United Technologies Corp. ........   44,000    2,860
                                             -------

Telecommunications Equipment 0.4%
Lucent Technologies, Inc. ........   10,000      748
                                             -------
Manufacturing 6.8%
Diversified Manufacturing 1.3%
Tyco International Ltd. (New) ....   60,608    2,356
                                             -------
Electrical Products 3.8%
Emerson Electric Co. .............   12,600      723
General Electric Co. .............   40,600    6,283
                                             -------
                                               7,006
                                             -------

Industrial Special 1.0%
Corning, Inc. ....................   14,000    1,805
                                             -------

Machinery/Components/Controls 0.7%
Parker-Hannifin Corp. ............   25,000    1,283
                                             -------





                                                           Shares     Value
------------------------------------------------------------------------------

Technology 24.1%
Computer Software 7.5%
America Online, Inc.* .................................     27,000   $  2,037
Intuit, Inc.* .........................................     25,000      1,498
Microsoft Corp.* ......................................     63,000      7,355
Oracle Corp.* .........................................     25,000      2,802
                                                                     --------
                                                                       13,692
                                                                     --------
Diverse Electronic Products 7.5%
Agilent Technologies, Inc.* ...........................     45,000      3,479
Applied Materials, Inc.* ..............................     21,000      2,660
Motorola, Inc. ........................................     24,800      3,652
Solectron Corp.* ......................................     27,400      2,606
Teradyne, Inc.* .......................................     21,500      1,419
                                                                     --------
                                                                       13,816
                                                                     --------
Electronic Components/Distributors 3.0%
Altera Corp.* .........................................     17,000        843
Cisco Systems, Inc.* ..................................     44,450      4,762
                                                                     --------
                                                                        5,605
                                                                     --------
Electronic Data Processing 2.5%
Hewlett-Packard Co. ...................................     24,200      2,757
Sun Microsystems, Inc.* ...............................     23,700      1,835
                                                                     --------
                                                                        4,592
                                                                     --------
Semiconductors 3.6%
Intel Corp. ...........................................     67,000      5,515
Xilinx, Inc.* .........................................     23,000      1,046
                                                                     --------
                                                                        6,561
                                                                     --------
Energy 5.6%
Oil & Gas Production 2.2%
Coastal Corp. .........................................     31,000      1,099
Conoco, Inc. "A" ......................................     48,300      1,195
Royal Dutch Petroleum Co
  (New York shares) ...................................     31,000      1,874
                                                                     --------
                                                                        4,168
                                                                     --------

Oil Companies 2.4%
Exxon Mobil Corp. .....................................     42,770      3,446
Texaco, Inc. ..........................................     19,000      1,032
                                                                     --------
                                                                        4,478
                                                                     --------
Oilfield Services/Equipment 1.0%
Schlumberger Ltd. .....................................     30,500      1,716
                                                                     --------

------------------------------------------------------------------------------
Total Common Stocks (Cost $135,266)                                   173,322
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $147,267) (a)              $185,323
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Blue Chip Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $147,293. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $38,030. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $40,518 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,488.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.

                          38 | Kemper Variable Series -
                               Kemper Blue Chip Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (cost $147,267) ..........................   $ 185,323
Cash .........................................................................           1
Dividends receivable .........................................................         137
Receivable for Portfolio shares sold .........................................         157
Foreign taxes recoverable ....................................................           3
                                                                               -----------
Total assets .................................................................     185,621

Liabilities
------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................          65
Accrued management fee .......................................................          96
Other accrued expenses and payables ..........................................          44
                                                                               -----------
Total liabilities ............................................................         205
------------------------------------------------------------------------------------------
Net assets                                                                       $ 185,416
------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ...................................         593
Net unrealized appreciation (depreciation) on investments ....................      38,056
Accumulated net realized gain (loss) .........................................      (2,033)
Paid-in capital ..............................................................     148,800
------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 185,416
------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($185,416 / 118,172 outstanding shares of beneficial interest, $.01 par value, unlimited number of
shares authorized) ...........................................................   $   1.569


--------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------
Dividends (less foreign taxes withheld of $11) ............................   $  1,199
Interest ..................................................................        492
                                                                            ----------
Total investment income ...................................................      1,691
                                                                            ----------
Expenses:
Management fee ............................................................        802
Custodian fees ............................................................         13
Auditing ..................................................................          4
Legal .....................................................................          4
Trustees' fees and expenses ...............................................          6
Reports to shareholders ...................................................         31
Other .....................................................................          9
                                                                            ----------
Total expenses, before expense reductions .................................        869
Expense reductions ........................................................         (3)
                                                                            ----------
Total expenses, after expense reductions ..................................        866
--------------------------------------------------------------------------------------
Net investment income (loss) ..............................................        825
--------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...............................................................      1,083
Foreign currency related transactions .....................................         (7)
                                                                            ----------
                                                                                 1,076
Net unrealized appreciation (depreciation) during the period on investments     28,750

--------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                      29,826
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 30,651
--------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                          39 | Kemper Variable Series -
                               Kemper Blue Chip Portfolio

Statements of Changes in Net Assets

                                                                                        Year Ended December 31,
Increase (Decrease) in Net Assets                                                           1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $     825    $     558
Net realized gain (loss) ..............................................................       1,076       (2,984)
Net unrealized appreciation (depreciation) on investment transactions during the period      28,750        8,770
                                                                                          --------------------------
Net increase (decrease) in net assets resulting from operations .......................      30,651        6,344
Distributions to shareholders:
From net investment income ............................................................        (587)        (286)
                                                                                          --------------------------
Portfolio share transactions:
Proceeds from shares sold .............................................................      82,947       55,283
Reinvestment of distributions .........................................................         587          286
Cost of shares redeemed ...............................................................      (6,496)      (1,734)
                                                                                          --------------------------

Net increase (decrease) in net assets from Portfolio share transactions ...............      77,038       53,835
                                                                                          --------------------------
Increase (decrease) in net assets .....................................................     107,102       59,893
Net assets at beginning of period .....................................................      78,314       18,421

Net assets at end of period (including undistributed net                                  --------------------------
  investment income (loss) of $593 and $993, respectively) ............................   $ 185,416    $  78,314
                                                                                          --------------------------
Other Information
----------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      62,168       16,515
                                                                                          --------------------------
Shares sold ...........................................................................      60,342       47,016
Shares issued to shareholders in reinvestment of distributions ........................         426          232
Shares redeemed .......................................................................      (4,764)      (1,595)
                                                                                          --------------------------
Net increase (decrease) in Portfolio shares ...........................................      56,004       45,653
                                                                                          --------------------------
Shares outstanding at end of period ...................................................     118,172       62,168
                                                                                          --------------------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


----------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                          1999     1998   1997(b)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                              $1.260    1.115    1.000
                                                                                                  ---------------------------
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      .009(a)    .010     .017
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments transactions                                 .308     .145     .098
                                                                                                  ---------------------------
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                    .317     .155     .115
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                             (.008)   (.010)       --
                                                                                                  ---------------------------
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                               (.008)   (.010)       --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $1.569    1.260    1.115
                                                                                                  ---------------------------
----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                   25.24    13.84   11.54**
----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                           185,416  78,314    5,023
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                      .71      .76     .95*
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                       .70      .76     .95*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                            .67     1.18    2.07*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                           64      102      78*
----------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the period May 1, 1997 (commencement of operations) to December 31,
     1997.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                          40 | Kemper Variable Series -
                               Kemper Blue Chip Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Growth Portfolio

Despite periods of volatility and weakness in several sectors, the Kemper Growth Portfolio outpaced the benchmark Russell 1000 Growth Index and posted strong returns in 1999.

In general, during the second half of the year, we were rewarded for our unflagging commitment to style consistency and quality. Earlier in the year, large-cap growth stocks fell out of favor and the market punished quality stocks. But the portfolio stayed its course and our patience was rewarded. Late in the year, when the market returned to our style, we found ourselves well-situated to take advantage of a number of attractive opportunities.

Specifically, we found performance in a number of technology stocks, including Microsoft and Sun Microsystems, as well as in sectors such as consumer discretionary and health. Recently, we initiated positions in both eBay, which we believe has an excellent business model and a positive earnings outlook, and Honeywell International, which recently completed a complementary merger with AlliedSignal.

Conversely, the portfolio was hindered by sluggishness among large-cap health and financials, although, by sticking to our disciplined investment strategy, we were still able to find select, underpriced buying opportunities in those areas. We expect that many of the moves we've made of late may reward the portfolio as we move into 2000.

Valerie F. Malter
George P. Fraise
Co-Lead Portfolio Managers



--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Growth Portfolio from 12/9/1983 to 12/31/1999
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


             Kemper Growth            Russell 1000                Standard &
               Portfolio              Growth Index             Poor's 500 Index

   1983.75      10000                      10000                     10000
   1984         10260                      10000                     10000
   1984.25      10475                       9195                      9760
   1984.5       10568                       9088                      9509
   1984.75      11172                       9788                     10430
   1985         11372                       9905                     10625
   1985.25      12254                      10899                     11601
   1985.5       13012                      11599                     12453
   1985.75      12389                      11040                     11943
   1986         14224                      13158                     13998
   1986.25      16330                      15208                     15972
   1986.5       17317                      16455                     16912
   1986.75      15229                      14444                     15733
   1987         15518                      15177                     16611
   1987.25      19068                      18832                     20159
   1987.5       19532                      19553                     21171
   1987.75      20684                      20873                     22569
   1988         15777                      15981                     17485
   1988.25      16534                      16477                     18479
   1988.5       17175                      17363                     19710
   1988.75      16064                      17289                     19778
   1989         15841                      17782                     20386
   1989.25      16759                      19018                     21830
   1989.5       18319                      20933                     23757
   1989.75      20732                      23538                     26299
   1990         20256                      24171                     26842
   1990.25      19858                      23276                     26036
   1990.5       22090                      25541                     27677
   1990.75      18739                      21727                     23872
   1991         20377                      24108                     26011
   1991.25      24391                      28432                     29787
   1991.5       24136                      28159                     29719
   1991.75      26891                      30126                     31309
   1992         32497                      34029                     33934
   1992.25      31405                      32347                     33081
   1992.5       29089                      31994                     33710
   1992.75      30248                      33403                     34775
   1993         33657                      35733                     36531
   1993.25      33695                      35435                     38127
   1993.5       35577                      34884                     38308
   1993.75      39302                      35400                     39296
   1994         38581                      36769                     40209
   1994.25      37937                      35150                     38686
   1994.5       34896                      34795                     38848
   1994.75      37007                      37468                     40744
   1995         37030                      37749                     40738
   1995.25      40133                      41341                     44705
   1995.5       43337                      45409                     48970
   1995.75      47196                      49533                     52863
   1996         49240                      51789                     56046
   1996.25      51824                      54569                     59052
   1996.5       54412                      58040                     61699
   1996.75      58396                      60129                     63607
   1997         59889                      63758                     68912
   1997.25      56831                      64097                     70757
   1997.5       66224                      76220                     83119
   1997.75      73724                      81948                     89344
   1998         72669                      83191                     91913
   1998.25      84417                      95797                    104735
   1998.5       83906                     100136                    108194
   1998.75      65471                      91037                     97423
   1999         83644                     115388                    118185
   1999.25      90114                     122722                    124068
   1999.5       92144                     127446                    132824
   1999.75      88953                     122771                    124528
   12/31/99    114695                     153630                    143057

--------------------------------------------------------------------------------
Average Annual Total Returns^1
--------------------------------------------------------------------------------

                                                                                        Life of
For the periods ended December 31, 1999       1-year        5-year        10-year       portfolio
-----------------------------------------------------------------------------------------------------------------------------
Kemper Growth Portfolio                        37.12%        25.38%         18.94%        16.40%      (Since 12/9/1983)
-----------------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                          41 | Kemper Variable Series -
                               Kemper Growth Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Growth Portfolio

                                           Principal
                                            Amount      Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.1%
--------------------------------------------------------------------------------
State Street Bank and Trust Company, 2.8%,
  1/3/2000, to be repurchased at $624 on               -------
  (b) (Cost $624) ........................   $   624   $   624
                                                       -------
--------------------------------------------------------------------------------
Commercial Paper 4.8%
--------------------------------------------------------------------------------
Bell Atlantic Network Funding Corp.,
  1/18/2000 ..............................     2,000     1,994
Conagra, Inc., 6.8%, 1/6/2000 ............     3,000     2,997
Conagra, Inc., 6.9%, 1/14/2000 ...........     3,000     2,993
Countrywide Home Loans, 6.17%,
  1/3/2000 ...............................     2,500     2,499
Countrywide Home Loans, 6.7%,
  1/18/2000 ..............................     2,000     1,994
Enron Corp., 7%, 1/12/2000 ...............     6,000     5,987
Federal Home Loan Bank, 5%, 1/31/2000 ....     2,500     2,490
Federal Home Loan Bank, 5.73%,
  1/14/2000 ..............................     5,500     5,488
Ford Motor Credit Corp., 6.26%, 1/5/2000 .     4,000     3,997
Pitney Bowes Credit Corp., 5.2%,
  1/28/2000 ..............................     5,000     4,981

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $35,420)                   35,420
--------------------------------------------------------------------------------

                                 Shares     Value
--------------------------------------------------------------------------------
Common Stocks 95.1%
--------------------------------------------------------------------------------
Consumer Discretionary 11.3%
Department & Chain Stores 9.2%
Costco Wholesale Corp.* ......   108,500     9,901
Dayton Hudson Corp. ..........   118,400     8,695
Gap, Inc. ....................   138,300     6,362
Home Depot, Inc. .............   324,150    22,224
Wal-Mart Stores, Inc. ........   302,300    20,896
                                          --------
                                            68,078
                                          --------
Recreational Products 1.1%
Hasbro, Inc. .................   177,300     3,380
Premier Parks, Inc.* .........   174,100     5,027
                                          --------
                                             8,407
                                          --------

Specialty Retail 1.0%
Circuit City Stores, Inc. ....   157,600     7,102
                                          --------

Consumer Staples 8.1%
Food & Beverage 2.3%
Bestfoods ....................   134,700     7,080
PepsiCo, Inc. ................   283,800    10,004
                                          --------
                                            17,084
                                          --------





                                      Shares     Value
--------------------------------------------------------------------------------
Package Goods/Cosmetics 5.8%
Colgate-Palmolive Co. .............   253,300   $16,465
Estee Lauder Companies "A" ........   186,200     9,391
Procter & Gamble Co. ..............   153,700    16,840
                                                -------
                                                 42,696
                                                -------
Health 13.2%
Biotechnology 2.6%
Biogen, Inc.* .....................    49,200     4,157
Immunex Corp.* ....................    55,100     6,034
MedImmune, Inc.* ..................    52,600     8,725
                                                -------
                                                 18,916
                                                -------
Medical Supply & Specialty 2.1%
Medtronic, Inc. ...................   379,370    13,823
VISX, Inc.* .......................    27,100     1,403
                                                -------
                                                 15,226
                                                -------
Pharmaceuticals 8.5%
Allergan, Inc. ....................    53,300     2,652
Bristol-Myers Squibb Co. ..........   103,100     6,618
Johnson & Johnson .................   118,700    11,054
Merck & Co., Inc. .................   213,000    14,284
Pfizer, Inc. ......................   517,900    16,799
Warner-Lambert Co. ................   139,800    11,455
                                                -------
                                                 62,862
                                                -------
Communications 2.6%
Telephone/Communications
JDS Uniphase Corp.* ...............    60,400     9,743
MCI WorldCom, Inc.* ...............   175,800     9,328
                                                -------
                                                 19,071
                                                -------
Financial 4.9%
Insurance 2.0%
American International Group, Inc.    136,275    14,735
                                                -------
Consumer Finance 1.7%
American Express Co. ..............    40,600     6,750
Capital One Finance Corp. .........   124,300     5,990
                                                -------
                                                 12,740
                                                -------
Other Financial Companies 1.2%
Morgan Stanley Dean Witter & Co. ..    63,200     9,022
                                                -------
Media 9.2%
Advertising 1.5%
Omnicom Group, Inc. ...............   113,800    11,380
                                                -------
Broadcasting & Entertainments 5.7%
Clear Channel Communications, Inc.*   197,100    17,591
Infinity Broadcasting Corp.* ......   312,800    11,319
Time Warner, Inc. .................    33,000     2,390
Univision Communication, Inc.* ....   104,400    10,669
                                                -------
                                                 41,969
                                                -------

    The accompanying notes are an integral part of the financial statements.


                          42 | Kemper Variable Series -
                               Kemper Growth Portfolio

                                                            Shares     Value
--------------------------------------------------------------------------------
Cable Television 2.0%
AT&T Corp -- Liberty Media Group* .....................    165,900   $  9,415
EchoStar Communications ...............................     56,000      5,460
                                                                     --------
                                                                       14,875
                                                                     --------
Service Industries 3.4%
EDP Services 2.3%
Electronic Data Systems Corp. .........................    138,500      9,271
PSINet, Inc.* .........................................    125,900      7,774
                                                                     --------
                                                                       17,045
                                                                     --------
Investment 0.7%
Charles Schwab Corp. ..................................    135,600      5,204
                                                                     --------
Miscellaneous Consumer Service 0.4%
eBay, Inc.* ...........................................     23,400      2,929
                                                                     --------
Durables 1.7%
Telecommunications Equipment
Lucent Technologies, Inc. .............................    166,200     12,434
                                                                     --------
Manufacturing 8.6%
Diversified Manufacturing 2.0%
Honeywell International, Inc. .........................    113,900      6,571
Textron, Inc. .........................................    108,100      8,290
                                                                     --------
                                                                       14,861
                                                                     --------
Electrical Products 4.6%
General Electric Co. ..................................    220,400     34,107
                                                                     --------



                                                           Shares     Value
-----------------------------------------------------------------------------

Industrial Specialty 2.0%
QUALCOMM Inc.* ........................................     85,600   $ 15,076
                                                                     --------

Technology 32.1%
Computer Software 8.5%
America Online, Inc.* .................................    267,400     20,172
Microsoft Corp.* ......................................    364,700     42,579
Momentum Business Applications, Inc.* .................      3,428         27
                                                                     --------
                                                                       62,778
                                                                     --------
Diverse Electronic Products 5.7%
Applied Materials, Inc.* ..............................    126,900     16,077
Motorola, Inc. ........................................     61,400      9,041
Teradyne, Inc.* .......................................    259,900     17,153
                                                                     --------
                                                                       42,271
                                                                     --------
EDP Peripherals 2.4%
EMC Corp.* ............................................    162,800     17,786
                                                                     --------

Electronic Components 5.7%
Cisco Systems, Inc.* ..................................    390,100     41,789
                                                                     --------

Electronic Data Processing 4.7%
International Business Machines Corp. .................     66,800      7,214
Sun Microsystems, Inc.* ...............................    350,800     27,165
                                                                     --------
                                                                       34,379
                                                                     --------

Semiconductos 5.1%
Intel Corp. ...........................................    384,300     31,633
Linear Technology Corp. ...............................     87,300      6,247
                                                                     --------
                                                                       37,880
                                                                     --------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $439,354)                                   702,702
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $475,398) (a)             $738,746
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper Growth Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $475,572. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $263,174. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $275,159 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,985.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.

                          43 | Kemper Variable Series -
                               Kemper Growth Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------

Investments in securities, at value (cost $475,398) ..........................   $738,746
Dividends receivable .........................................................        316
Receivable for Portfolio shares sold .........................................        130
Foreign taxes recoverable ....................................................          1
                                                                                 --------
Total assets .................................................................    739,193

Liabilities
-----------------------------------------------------------------------------------------
Due to custodian bank ........................................................          9
Payable for Portfolio shares redeemed ........................................        977
Accrued management fee .......................................................        374
Other accrued expenses and payables ..........................................        142
                                                                                 --------
Total liabilities ............................................................      1,502
-----------------------------------------------------------------------------------------
Net assets, at value                                                             $737,691
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................    263,348
Accumulated net realized gain (loss) .........................................     62,707
Paid-in capital ..............................................................    411,636
-----------------------------------------------------------------------------------------
Net assets, at value                                                             $737,691
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($737,691 / 181,948
outstanding shares of beneficial interest, $.01 par value,                  ------------
unlimited number of shares authorized) ......................................    $ 4.054
                                                                            ------------


--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $14) ..........................   $   3,368
Interest ..................................................................         593
                                                                            -----------
Total income ..............................................................       3,961
                                                                            -----------

Expenses:
Management fee ............................................................       3,808
Custodian fees ............................................................          64
Auditing ..................................................................          80
Legal .....................................................................          16
Trustees' fees and expenses ...............................................          52
Reports to shareholders ...................................................         177
Registration fees .........................................................           5
Other .....................................................................           8
                                                                            -----------
Total expenses, before expense reductions .................................       4,210
Expense reductions ........................................................          (5)
                                                                            -----------
Total expenses, after expense reductions ..................................       4,205

---------------------------------------------------------------------------------------
Net investment income (loss)                                                       (244)
---------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................      67,787
Net unrealized appreciation (depreciation) during the period on investments     138,674
---------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                      206,461
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 206,217
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          44 | Kemper Variable Series -
                               Kemper Growth Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             Year Ended December 31,
Increase (Decrease) in Net Assets                                                            1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    (244)   $   1,675
Net realized gain (loss) ..............................................................      67,787       (4,560)
Net unrealized appreciation (depreciation) on investment transactions during the period     138,674       85,608
                                                                                          --------------------------
Net increase (decrease) in net assets resulting from operations .......................     206,217       82,723
Distributions to shareholders:
From net investment income ............................................................        --         (1,863)
                                                                                          --------------------------
From net realized gains ...............................................................        --        (93,144)
                                                                                          --------------------------
Portfolio share transactions:
Proceeds from shares sold .............................................................      51,314       65,879
Reinvestment of distributions .........................................................        --         95,007
Cost of shares redeemed ...............................................................    (148,391)     (83,067)
                                                                                          --------------------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     (97,077)      77,819
                                                                                          --------------------------
Increase (decrease) in net assets .....................................................     109,140       65,535
Net assets at beginning of period .....................................................     628,551      563,016
                                                                                          --------------------------
Net assets at end of period (including undistributed net investment income (loss) of $0
and $2,234, respectively) .............................................................   $ 737,691    $ 628,551
                                                                                          --------------------------
Other Information
--------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     212,587      187,617
                                                                                          --------------------------
Shares sold ...........................................................................      15,490       23,253
Shares issued to shareholders in reinvestment of distributions ........................        --         31,338
Shares redeemed .......................................................................     (46,129)     (29,621)
                                                                                          --------------------------
Net increase (decrease) in Portfolio shares ...........................................     (30,639)      24,970
                                                                                          --------------------------
Shares outstanding at end of period ...................................................     181,948      212,587
                                                                                          --------------------------



Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                           1999     1998     1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $2.957     3.001   3.371    3.262    2.665
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    (.001)(a)   .007    .012     .030     .034
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments transactions              1.098      .459    .448     .589     .793
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 1.097      .466    .460     .619     .827
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                               --    (.010)  (.020)   (.040)   (.010)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                       --    (.500)  (.810)   (.470)   (.220)
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 --    (.510)  (.830)   (.510)   (.230)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $4.054     2.957   3.001    3.371    3.262
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                 37.12     15.10   21.34    21.63    32.97
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                         737,691   628,551 563,016  487,483  414,533
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    .66       .66     .65      .64      .64
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     .66       .66     .65      .64      .64
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        (.04)       .28     .42       94     1.15
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         87       109     170      175       88
-----------------------------------------------------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.


    The accompanying notes are an integral part of the financial statements.

                          45 | Kemper Variable Series -
                               Kemper Growth Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                              December 31, 1999

Kemper Aggressive Growth Portfolio

The Kemper Aggressive Growth Portfolio rewarded investors with strong returns in 1999, outpacing the Russell 3000 Index since its inception on May 3, 1999. That performance came despite periods of volatility in the market as a whole and a number of sectors that remained sluggish throughout the year.

A number of factors contributed to the portfolio's strong showing. For example, an underweighting in financial stocks helped us avoid general weakness in that sector, while our large technology exposure allowed us to capitalize on a number of attractive opportunities throughout the year. Some of the technology names that performed well during 1999 include Mercury Interactive, Comverse Technologies and Vitesse Semiconductor.

While technology proved the place to be in 1999, the retail sector lagged. At certain points during the period, our forward momentum was slowed by our retail exposure. However, we took steps to limit our presence in that sector and instead turned our attention to other attractive components such as Internet and telecommunications stocks, sectors we believe gave us the best opportunities for superior growth.

Moving into 2000, we continue to see technology as a key source of potential growth. However, we also expect the market's focus to widen at some point, and we will remain vigilant for opportunities for capital appreciation throughout our investment universe.

Sewall F. Hodges
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Aggressive Growth Portfolio from 5/1/1999 to 12/31/1999
--------------------------------------------------------------------------------

                                    The Russell 3000 Index is an unmanaged index composed of the largest-capitalized U.S.-domiciled companies whose stocks trade in the U.S. The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                    Kemper Aggressive    Russell 3000       Standard & Poor's
                    Growth Portfolio        Index               500 Index

         1999.35       10000                10000               10000
         1999.5        10941                10505               10556
         1999.75       11029                9813                9897
         2000          13989                11404               11369


--------------------------------------------------------------------------------
Total Return^1
--------------------------------------------------------------------------------

                                                  Life of
For the periods ended December 31, 1999          portfolio
--------------------------------------------------------------------------------
Kemper Aggressive Growth Portfolio                39.89%*      (Since 5/3/1999)
--------------------------------------------------------------------------------


^1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

         As a non-diversified portfolio, it can invest more than 5% of its assets in the securities of a particular issuer. This presents greater risk of loss of principal as the financial condition or market's assessment of such securities changes.

         The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

         Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

*        Total returns are since inception and are not annualized.



                                       46 | Kemper Variable Series -
                                          | Kemper Aggressive Growth Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Aggressive Growth Portfolio

                                            Principal
                                             Amount    Value
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreements 1.7%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company, 2.8%,
    1/30/2000 to be repurchased at $200 (b)            ------
    (Cost $200) ...........................   $  200   $  200
                                                       ------

--------------------------------------------------------------------------------
Short-Term Investments 25.9%
--------------------------------------------------------------------------------


 Federal Home Loan Bank, 4.51%, 1/18/2000
    (Cost $998) ...........................    1,000      998
 Federal Home Loan Bank Discount Corp.,
    5.6%, 1/7/2000 (Cost $1,998) ..........    2,000    1,998

--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,996)              2,996
--------------------------------------------------------------------------------



                                Shares     Value
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Common Stocks 72.4%
--------------------------------------------------------------------------------

 Consumer Discretionary 6.0%

 Department & Chain Stores 2.6%

 Bebe Stores, Inc.* ............   2,800    76
 Dayton Hudson Corp. ...........   1,400   103
 Dollar Tree Stores, Inc.* .....   1,000    48
 Men's Wearhouse, Inc.* ........   2,600    76
                                         -----
                                           303
                                         -----
 Recreational Products 1.0%

 Harley-Davidson, Inc. .........   1,300    83
 THQ, Inc.* ....................   1,300    30
                                         -----
                                           113
                                         -----
 Restaurants 0.8%

 CEC Entertainment, Inc.* ......   3,500    99
                                         -----
 Specialty Retail 1.6%

 Cinar Corp.* ..................   2,300    56
 Zale Corp.* ...................   2,600   126
                                         -----
                                           182
                                         -----
 Consumer Staples 0.5%

 Food & Beverage
 Hain Food Group, Inc.* ........   2,800    63
                                         -----
 Health 5.2%

 Biotechnology 1.3%

 Gene Logic, Inc.* .............     200     5
 Maxygen, Inc.* ................     200    14
 QLT Phototherapeutics, Inc.* ..   2,300   135
                                         -----
                                           154
                                         -----
 Medical Supply & Specialty 3.9%

 Biomet, Inc. ..................   1,400    56



                                         Shares     Value
--------------------------------------------------------------------------------

 Medtronic, Inc.* .....................   3,798   $138
 ResMed, Inc.* ........................   1,600     67
 VISX, Inc.* ..........................   3,600    186
                                                ------
                                                   447
                                                ------
 Communications 8.5%

 Telephone/Communications

 Adelphia Business Solutions, Inc.* ...   2,300    110
 BroadWing, Inc. ......................   4,200    155
 Davox Corp.* .........................   1,800     35
 Harmonic Inc.* .......................   1,300    123
 Pinnacle Holdings, Inc.* .............   2,600    110
 Time Warner Telecom, Inc "A"* ........   6,700.   335
 Xircom, Inc.* ........................   1,400    105
                                                ------
                                                   973
                                                ------
 Financial 0.8%

 Insurance 0.5%

 Providian Financial Corp. ............     600     55
                                                ------
 Real Estate 0.3%

 Walden Residential Properties, Inc. ..   1,700     37
                                                ------
 Media 5.3%

 Advertising 1.5%

 Young & Rubicam, Inc. ................   2,400    170
                                                ------
 Broadcasting & Entertainment 3.8%

 CBS Corp.* ...........................   2,000    129
 Infinity Broadcasting Corp.* .........   3,075    111
 Univision Communication, Inc.* .......   2,000    204
                                                ------
                                                   444
                                                ------
 Service Industries 7.0%

 EDP Services 1.6%
 CSG Systems International, Inc.* .....   2,200     87
 PSINet, Inc.* ........................   1,500     93
                                                ------
                                                   180
                                                ------
 Miscellaneous Commercial Services 3.4%

 Concord EFS, Inc.* ...................   8,000    206
 Dycom Industries, Inc.* ..............   1,700     75
 Metris Companies Inc. ................   3,000    107
                                                ------
                                                   388
                                                ------
 Miscellaneous Consumer Services 2.0%

 Yahoo!, Inc.* ........................     400    173
 eBay, Inc.* ..........................     500     63
                                                ------
                                                   236
                                                ------
 Durables 1.1%

 Telecommunications Equipment
 Lucent Technologies, Inc. ............   1,700    127
                                                ------
 Manufacturing 1.7%

 Electrical Products 0.8%
 Anadigics, Inc.* .....................   1,900     90
                                                ------

    The accompanying notes are an integral part of the financial statements.


                                       47 | Kemper Variable Series -
                                          | Kemper Aggressive Growth Portfolio

(Dollars in thousands)

                                            Shares     Value
--------------------------------------------------------------------------------

 Office Equipment/Supplies 0.9%
 Lexmark International Group, Inc. "A"* .   1,200   $  109
                                                    ------
 Technology 36.3%

 Computer Software 15.8%

 Advanced Digital Information Corp.* ....   4,100      199
 America Online, Inc.* ..................   2,200      166
 Check Point Software Technologies, Ltd.*     600      119
 Comverse Technologies, Inc.* ...........   1,100      159
 HNC Software, Inc.* ....................   1,100      116
 Information Architects Corp.* ..........   5,000       51
 Interleaf, Inc.* .......................   1,400       47
 Intuit, Inc.* ..........................   3,800      228
 Metasolv Software, Inc.* ...............     100        8
 Microsoft Corp.* .......................   2,500      292
 Parametric Technology Corp.* ...........   5,700      154
 SAP AG (Sponsored ADR) .................   1,700       89
 Sycamore Networks, Inc.* ...............     100       31
 Verity, Inc.* ..........................   2,800      119
 Viasoft, Inc.* .........................   7,200       41
 Xpedior, Inc.* .........................     200        7
                                                    ------
                                                     1,826
                                                    ------
 Diverse Electronic Products 0.7%
 Solectron Corp.* .......................     900       86
                                                    ------



                                                        Shares     Value
--------------------------------------------------------------------------------

 EDP Peripherals 3.5%

 Mercury Interactive Corp.* .........................     2,200   $  238
 Symbol Technologies, Inc. ..........................     2,600      165
                                                                  ------
                                                                     403
                                                                  ------
 Electronic Components/Distributors 5.5%

 Applied Micro Circuits Corp* .......................     1,800      229
 Cisco Systems, Inc.* ...............................     1,400      150
 Jabil Circuit* .....................................     1,700      124
 Three-Five Systems, Inc.* ..........................     3,200      131
                                                                  ------
                                                                     634
                                                                  ------
 Office/Plant Automation 2.0%

 Mercury Computer Systems, Inc.* ....................     6,600      231
                                                                  ------
 Semiconductors 8.8%

 Atmel Corp.* .......................................     6,600      195
 Linear Technology Corp. ............................     2,200      157
 QLogic Corp.* ......................................       800      128
 SDL, Inc.* .........................................       700      153
 Sanmina Corp.* .....................................     1,400      140
 Silicon Storage Technology, Inc.* ..................     2,200       91
 Vitesse Semiconductor Corp.* .......................     2,900      152
                                                                  ------
                                                                   1,016
                                                                  ------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $6,755)                                  8,366
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $9,951) (a)           $11,562
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Aggressive Growth Portfolio of Investments
--------------------------------------------------------------------------------


*    Non-income producing security.

(a) The cost for federal income tax purposes was $9,960. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $1,602. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,767 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $165.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.

                                       48 | Kemper Variable Series -
                                          | Kemper Aggressive Growth Portfolio

Financial Statements


(in thousands)

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------
Investments in securities, at value (cost $9,951) ..........................   $11,562
Cash .......................................................................         1
Receivable for investments sold ............................................        52
Receivable for Portfolio shares sold .......................................        45
Due from Adviser ...........................................................        11
                                                                               -------
Total assets ...............................................................    11,671
                                                                               -------
Liabilities
--------------------------------------------------------------------------------------
Other accrued expenses and payables ........................................         1
                                                                               -------
Total liabilities ..........................................................         1
--------------------------------------------------------------------------------------
Net assets, at value                                                           $11,670
--------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .................................        19
Net unrealized appreciation (depreciation) on investments ..................     1,611
Accumulated net realized gain (loss) .......................................       139
Paid-in capital ............................................................     9,901
--------------------------------------------------------------------------------------
Net assets, at value                                                           $11,670
--------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($11,670 / 8,342 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares   -------
   authorized) .............................................................   $ 1.399
                                                                               -------


--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999 (a)
--------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------
Dividends .................................................................   $     2
Interest ..................................................................        28
                                                                              -------
Total income ..............................................................        30
                                                                              -------
Expenses:
Management fees ...........................................................        18
Custodian and accounting fees .............................................        29
Trustees' fees and expenses ...............................................         1
Reports to shareholders ...................................................         3
Auditing ..................................................................         8
Legal .....................................................................         1
Registration fees .........................................................         1
                                                                              -------
Total expenses, before expense reductions .................................        61
Expense reductions ........................................................       (50)
                                                                              -------
Total expenses, after expense reductions ..................................        11
-------------------------------------------------------------------------------------
Net investment income (loss)                                                       19
-------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................       139
Net unrealized appreciation (depreciation) during the period on investments     1,611
-------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                      1,750
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 1,769
-------------------------------------------------------------------------------------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                                       49 | Kemper Variable Series -
                                          | Kemper Aggressive Growth Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                                          December 31,
Increase (Decrease) in Net Assets                                                            1999(a)
----------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $     19
Net realized gain (loss) ................................................................        139
Net unrealized appreciation (depreciation) on investment transactions during the period .      1,611
                                                                                            --------
Net increase (decrease) in net assets resulting from operations .........................      1,769
                                                                                            --------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      8,843
Cost of shares redeemed .................................................................       (442)
                                                                                            --------
Net increase in net asssets from Portfolio share transactions ...........................      8,401
                                                                                            --------
Increase (decrease) in net assets .......................................................     10,170
Net assets at beginning of period .......................................................      1,500
                                                                                            --------
Net assets at end of period (including undistributed net investment income (loss) of $19)   $ 11,670
                                                                                            --------

Other Information
----------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................      1,500
                                                                                            --------
Shares sold .............................................................................      7,189
Shares redeemed .........................................................................       (347)
                                                                                            --------
Net increase (decrease) in Portfolio shares .............................................      6,842
                                                                                            --------
Shares outstanding at end of period .....................................................      8,342
                                                                                            --------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Period Ended December 31,                                                                                            1999(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                $1.000
                                                                                                                    ---------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                                                      .006
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                                    .393
                                                                                                                    ---------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                      .399
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                      $1.399
                                                                                                                    ---------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                                    39.89**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                                             11,670
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                                      2.66*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                                        .50*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                             .80*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                            90*
-----------------------------------------------------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized



    The accompanying notes are an integral part of the financial statements.

                                       50 | Kemper Variable Series -
                                          | Kemper Aggressive Growth Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Horizon 20+ Portfolio

1999's market and its almost exclusive focus on highly priced, large-cap stocks created many challenges for the Kemper Horizon 20+ Portfolio and its price-conscious discipline.

Early in the second half of the year, an overweighting in financial service stocks -- particularly insurance companies -- proved detrimental. Likewise, an underweighting in technology companies also slowed the portfolio, as those names turned in generally strong performance for most of the second half of the year. Diversification into small caps also hindered overall performance.

On the positive side, individual positions in stocks like Amgen, ADC Telecommunications and Cardinal Health paid off in the fourth quarter. Also, an overweighting in basic industry stocks, notably manufacturing, enhanced returns late in the year.

The portfolio's international exposure proved mixed in the second half of the year, turning in a strong performance early and then losing steam as the portfolio's value orientation ran counter to investor sentiment.

Moving into 2000, we still see a domestic stock market that is overvalued. Because additional interest rate increases are not out of the question, we will continue to tilt our value exposure slightly above a neutral 50/50 growth-value split and will continue to stay away from the high-priced stocks we feel don't offer good long-term opportunities.

Robert D. Tymoczko
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Horizon 20+ Portfolio from 5/1/1996 to 12/31/1999
--------------------------------------------------------------------------------

                                    The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Merrill Lynch 1-3 Year Treasury Index is an index consisting of short-term U.S. Treasury securities maturing in 1 to 3 years with coupons higher than 4.25%. Timely payment of principal and interest on U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. If sold prior to maturity however, these securities do involve the risk of principal loss.


THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

           Kemper Horizon       Standard & Poor's   Merrill Lynch 1-3
           20+ Portfolio        500 Stock Index     Year Treasury Index

  1996.25     10000                10000                 10000
  1996.5      10126                10038                 10072
  1996.75     10733                10348                 10238
  1997        11537                11211                 10433
  1997.25     11359                11512                 10502
  1997.5      12792                13523                 10734
  1997.75     14133                14536                 10944
  1998        13899                14953                 11127
  1998.25     15439                17040                 11291
  1998.5      15582                17602                 11464
  1998.75     13798                15850                 11817
  1999        15711                19228                 11905
  1999.25     15481                20185                 11976
  1999.5      16599                21609                 12045
  1999.75     15894                20260                 12197
  2000        17165                23274                 12270


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                                                         Life of
For the periods ended December 31, 1999                                    1-year       portfolio
-----------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 20+ Portfolio                                                 9.26%        15.87%      (Since 5/1/1996)
-----------------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                                       51 | Kemper Variable Series -
                                          | Kemper Horizon 20+ Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Horizon 20+ Portfolio

                                                Principal
                                                  Amount     Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government Obligations 18.4%
--------------------------------------------------------------------------------

 U.S. Treasury Securities 17.7%
 U.S. Treasury Note, 5.5%, 4/15/2000 ..........   $  200   $  200
 U.S. Treasury Note, 5.5%, 12/31/2000 .........      675      671
 U.S. Treasury Note, 6.25%, 2/28/2002 .........      830      830
 U.S. Treasury Note, 6.5%, 5/31/2001 ..........    1,560    1,566
 U.S. Treasury Note, 6.625%, 7/31/2001 ........    1,700    1,709
 U.S. Treasury Note, 6.75%, 4/30/2000 .........      299      300
 U.S. Treasury Note, 7.875%, 11/15/2004 .......      261      276
 U.S. Treasury Note, 8.5%, 2/15/2000 ..........      150      151
 U.S. Treasury Note, 8.5%, 11/15/2000 .........      650      663
 U.S. Treasury Note, 8.875%, 5/15/2000 ........      250      253
                                                         --------
                                                            6,619
                                                         --------
 Mortgage-backed Securities 0.7%

 Federal Home Loan Mortgage Corp., 6.5%
    with various maturities to 10/17/2014 .....       88       88
 Federal National Mortgage Association,
    6.0% with various maturities to 4/15/2006 .       24       24
 Federal National Mortgage Association,
    6.01% with various maturities to
    7/24/2000 .................................      150      150
                                                         --------
                                                              262
                                                         --------
-----------------------------------------------------------------
Total U.S. Government Obligations (Cost $7,055)             6,881
-----------------------------------------------------------------



                                          Shares     Value
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Common Stocks 81.6%
--------------------------------------------------------------------------------

 Consumer Discretionary 9.0%

 Apparel & Shoes 0.6%
 Brown Shoe Company, Inc. ..............    1,360      19
 Jones Apparel Group, Inc.* ............    5,656     153
 Liz Claiborne, Inc. ...................    1,500      56
                                                  -------
                                                      228
                                                  -------
 Department & Chain Stores 5.6%

 Ames Department Stores, Inc.* .........      900      26
 Burlington Coat Factory Warehouse Corp.    9,000     125
 Dillard's Inc. ........................    4,300      87
 Home Depot, Inc. ......................   12,750     874
 Kingfisher PLC ........................    4,300      48
 Kmart Corp.* ..........................    3,800      38
 Longs Drug Stores, Inc. ...............    2,300      59
 May Department Stores .................      900      29
 Men's Wearhouse, Inc.* ................      400      12
 Neiman Marcus Group, Inc.* ............    2,000      56
 Pacific Sunwear of California Inc.* ...    4,700     150
 W.H. Smith Group PLC ..................   11,600      90
 Wal-Mart Stores, Inc. .................    7,300     505
                                                  -------
                                                    2,099
                                                  -------


                                         Shares     Value
--------------------------------------------------------------------------------

 Home Furnishings 0.4%

 Furniture Brands International Inc.*    2,700   $ 59
 Newell Rubbermaid, Inc. ............    2,400     70
                                               ------
                                                  129
                                               ------
 Recreational Products 0.4%

 Fairfield Communities, Inc.* .......    7,500     81
 THQ, Inc.* .........................    2,200     51
                                               ------
                                                  132
                                               ------
 Restaurants 0.4%

 Ryan's Family Steak Houses, Inc.* ..   19,200    163
                                               ------
 Specialty Retail 1.4%

 AutoZone, Inc.* ....................    1,800     58
 Avis Rent A Car, Inc.* .............    6,200    158
 Family Dollar Stores Inc. ..........    7,600    124
 New Business Service, Inc. .........    5,000    122
 The Finish Line, Inc. "A"* .........    3,700     20
 Wet Seal, Inc. "A"* ................    3,800     47
                                               ------
                                                  529
                                               ------
 Miscellaneous 0.2%

 Herman Miller, Inc. ................    3,900     90
                                               ------
 Consumer Staples 3.6%

 Alcohol & Tobacco 2.1%

 Adolph Coors Company ...............      900     47
 Bass PLC ...........................    5,200     65
 Imperial Tobacco Group PLC .........   28,900    239
 SEITA ..............................    1,900     86
 UST, Inc. ..........................    9,500    239
 Universal Corp. ....................    5,000    114
                                               ------
                                                  790
                                               ------
 Consumer Specialties 0.2%

 American Greeting Corp., "A" .......    2,400     57
                                               ------
 Food & Beverage 1.2%

 Farmer Brothers Co. ................      600     95
 IBP, Inc. ..........................    2,000     36
 Koninklijke Ahold NV ...............    4,298    127
 Michael Foods, Inc. ................    5,200    129
 SUPERVALU, Inc. ....................    2,100     42
 Seaboard Corp. .....................      100     19
                                               ------
                                                  448
                                               ------
 Package Goods/Cosmetics 0.1%

 Chattem, Inc.* .....................    1,800     34
                                               ------
 Health 6.2%

 Biotechnology 1.2%
 Amgen, Inc.* .......................    4,200    252
 Biogen, Inc.* ......................    2,200    186
                                               ------
                                                  438
                                               ------
 Health Industry Services 1.3%

 Cardinal Health, Inc. ..............    2,900    139

    The accompanying notes are an integral part of the financial statements.

                                       52 | Kemper Variable Series -
                                          | Kemper Horizon 20+ Portfolio

(Dollars in thousands)

                                         Shares     Value
--------------------------------------------------------------------------------

 Hanger Orthopedic Group, Inc.* ......    8,900   $   89
 Shared Medical Systems Corp. ........    2,800      142
 US Oncology, Inc.* ..................    7,000       35
 Wellpoint Health Networks, Inc.* ....    1,400       92
                                                  ------
                                                     497
                                                  ------
 Hospital Management 0.7%

 Trigon Healthcare, Inc.* ............    2,200       65
 Universal Health Services, Inc.* ....    4,900      176
                                                  ------
                                                     241
                                                  ------
 Medical Supply & Specialty 1.2%

 C.R. Bard, Inc. .....................    8,200      435
 NBTY Inc.* ..........................    2,200       25
 VISX, Inc.* .........................      300       16
                                                  ------
                                                     476
                                                  ------
 Pharmaceuticals 1.8%

 Advance Paradigm, Inc.* .............    1,200       26
 Johnson & Johnson ...................    1,400      130
 Merck & Co., Inc. ...................    6,000      402
 Suzuken Co., Ltd. ...................    4,000      121
                                                  ------
                                                     679
                                                  ------
 Communications 1.9%

 Telephone/Communications
 ADC Telecommunications, Inc.* .......      700       51
 Alcatel Sel AG ......................      369       63
 BCE, Inc. ...........................    1,400      127
 British Telecom PLC .................    7,600      184
 SBC Communications, Inc. ............    1,709       83
 Telecom Italia SpA ..................    5,500       78
 Xircom, Inc.* .......................    1,700      128
                                                  ------
                                                     714
                                                  ------
 Financial 18.2%

 Banks 5.4%

 ABN AMRO Holding NV .................    3,500       87
 Bank of America Corp. ...............    2,914      146
 Bank of Nova Scotia .................    3,000       64
 Banque Nationale de Paris ...........    2,200      203
 Chase Manhattan Corp. ...............    2,300      179
 Christiania Bank og Kreditkasse .....   15,200       75
 Dah Sing Financial Group ............    7,500       30
 Dime Bancorp, Inc. ..................    2,100       32
 Dresdner Bank AG ....................      900       49
 FleetBoston Financial Corp. .........    4,000      139
 Fuji Bank, Ltd. .....................   13,000      126
 Golden West Financial Corp. .........    1,200       40
 Hang Seng Bank Ltd. .................    1,400       16
 Istituto Bancario San Paolo di Torino    2,200       30
 KeyCorp .............................      600       13
 National Bank of Canada .............    5,800       74
 PNC Bank Corp. ......................      800       36
 Sakura Bank, Ltd. ...................   47,000      272
 Societe Generale ....................      200       47
 St. George Bank Ltd. ................   38,900      294
 The Mitsui Trust & Banking Co., Ltd.    46,000      104
                                                  ------
                                                   2,056
                                                  ------


                                         Shares     Value
--------------------------------------------------------------------------------

 Insurance 4.8%

 AFLAC, Inc. ...........................    1,800   $   85
 AMBAC Financial Group, Inc. ...........    2,500      130
 AXA SA ................................    2,000      279
 Aetna, Inc. ...........................    3,700      207
 American General Corp. ................    1,000       76
 Chubb Corp. ...........................      370       21
 Cigna Corp. ...........................      600       48
 Hartford Financial Services Group, Inc.    2,200      104
 ING Groep N.V .........................    2,820      170
 Jefferson Pilot Corp. .................    1,325       90
 Protective Life Corp. .................    1,700       54
 Skandia Forsakrings AB ................    7,800      236
 Stewart Information Services Corp. ....    1,400       19
 Torchmark Corp. .......................    2,100       61
 XL Capital Ltd. "A" ...................    3,751      195
                                                   -------
                                                     1,775
                                                   -------
 Business Finance 0.4%

 Heller Financial Inc. .................    7,600      152
                                                   -------
 Consumer Finance 2.5%

 Citigroup, Inc. .......................   12,550      697
 SLM Holding Corp. .....................    5,600      237
                                                   -------
                                                       934
                                                   -------
 Other Financial Companies 5.0%

 Compagnie Financiere Richemont AG .....      200      477
 Edwards (A.G.) Inc. ...................    6,600      212
 Federal Home Loan Mortgage Corp. ......    8,100      381
 Federal National Mortgage Association .    4,500      281
 GreenPoint Financial Corp. ............    3,500       83
 Legg Mason Inc. .......................    3,700      134
 Morgan Stanley Dean Witter & Co. ......    2,000      286
                                                   -------
                                                     1,854
                                                   -------
 Real Estate 0.1%

 Beni Stabili SpA* .....................    2,200        1
 China Resources Enterprises Ltd. ......   16,900       27
                                                   -------
                                                        28
                                                   -------
 Media 1.0%

 Cable Television 0.2%

 Granada Group PLC .....................    7,400       75
                                                   -------
 Print Media 0.8%

 Softbank Corp. ........................      300      287
                                                   -------
 Service Industries 5.5%

 EDP Services 1.4%
 Affiliated Computer Services* .........    5,600      258
 First Data Corp. ......................    5,300      261
                                                   -------
                                                       519
                                                   -------
 Investment 1.4%

 Bear Stearns Companies, Inc. ..........    4,011      171
 Paine Webber Group, Inc. ..............    1,100       43
 Raymond James Financial, Inc. .........   15,600      292
                                                   -------
                                                       506
                                                   -------


    The accompanying notes are an integral part of the financial statements.

                                       53 | Kemper Variable Series -
                                          | Kemper Horizon 20+ Portfolio

(Dollars in thousands)

                                            Shares      Value
-------------------------------------------------------------

 Miscellaneous Commercial 1.7%

 Cap Gemini Sogeti SA .....................      300   $   76
 Convergys Corp.* .........................    7,300      225
 Hanson PLC ...............................    7,800       65
 Kelly Services, Inc. "A" .................    2,700       68
 Personnel Group of America, Inc.* ........    7,000       71
 US Foodservice Inc.* .....................    7,900      132
                                                      -------
                                                          637
                                                      -------
 Miscellaneous Consumer 0.9%

 Go2Net, Inc.* ............................      600       52
 Profit Recovery Group International, Inc.*    1,800       48
 United Utilities PLC .....................    7,100       73
 Yahoo!, Inc.* ............................      400      173
                                                      -------
                                                          346
                                                      -------
 Printing/Publishing 0.1%

 Mail-Well, Inc.* .........................    3,400       46
                                                      -------
 Durables 3.8%

 Aerospace 0.6%

 Alliant Techsystems, Inc.* ...............      500       31
 GenCorp, Inc. ............................    3,500       35
 Teledyne Technologies Inc.* ..............      300        3
 United Technologies Corp. ................    2,400      156
                                                      -------
                                                          225
                                                      -------
 Automobiles 1.7%

 Borg-Warner Automotive Inc. ..............      450       18
 GKN PLC ..................................   27,300      448
 Honda Motor Co., Ltd. ....................    2,000       74
 Renault SA ...............................    2,200      106
                                                      -------
                                                          646
                                                      -------
 Construction/Agricultural 0.2%

 Terex Corp.* .............................    2,700       75
                                                      -------
 Telecommunications Equipment 1.3%

 Advanced Fibre Communications, Inc.* .....    3,600      161
 LM Ericsson Telephone Co. "B" ............      800       51
 Polycom, Inc.* ...........................    1,500       96
 Scientific-Atlanta, Inc. .................    2,900      161
                                                      -------
                                                          469
                                                      -------
 Manufacturing 9.0%

 Chemicals 3.2%

 Akzo Nobel NV ............................    1,600       80
 BASF AG ..................................    9,400      483
 BOC Group PLC ............................   15,100      325
 Compania Espanola de Petroleos, SA .......    1,200       12
 Dow Chemical Co. .........................      500       67
 Praxair, Inc. ............................    1,600       81
 Rohm & Haas Co. ..........................    2,000       81
 Valhi, Inc. ..............................    2,700       28
                                                      -------
                                                        1,157
                                                      -------
 Containers & Paper 0.9%

 FPB Holding AG ...........................      966      153
 UPM-Kymmene Oyj ..........................    4,300      173
                                                      -------
                                                          326
                                                      -------


                                             Shares     Value
-------------------------------------------------------------

 Diversified Manufacturing 1.4%

 Cooper Industries, Inc. ..................    1,100   $   44
 Hillenbrand Industries, Inc. .............    2,100       67
 Honeywell International, Inc. ............    3,700      214
 Man AG ...................................    2,000       75
 Sulzer Brothers Ltd. (Registered) ........      200      130
 Water Pik Technologies, Inc.* ............      105        1
                                                      -------
                                                          531
                                                      -------
 Electrical Products 0.7%

 SLI, Inc.* ...............................    4,300       58
 Scana Corp. ..............................    3,700       99
 Taiyo Yuden Co., Ltd. ....................    2,000      119
                                                      -------
                                                          276
                                                      -------
 Industrial Specialty 1.2%

 Carlisle Companies Inc. ..................    1,700       61
 QUALCOMM Inc.* ...........................    1,600      281
 Teleflex Incorporated ....................    1,300       41
 Westinghouse Air Brake Company ...........    3,762       67
                                                      -------
                                                          450
                                                      -------
 Machinery/Components 1.6%

 Columbus McKinnon Corp. ..................    3,800       38
 Illinois Tool Works, Inc. ................    1,697      115
 Ingersoll-Rand Co. .......................    3,600      197
 Mueller Industries, Inc.* ................      900       33
 Okuma Corp. ..............................   28,000       88
 Reliance Steel & Aluminum Co. ............    5,750      135
                                                      -------
                                                          606
                                                      -------
 Technology 11.1%

 Computer Software 3.2%

 America Online, Inc.* ....................    3,700      280
 Ancor Communications, Inc.* ..............      800       54
 Broadvision, Inc.* .......................    1,100      187
 Microsoft Corp.* .........................    2,000      234
 MicroStrategy Inc.* ......................      500      105
 Reynolds and Reynolds Company ............    6,300      142
 Synopsys Ltd.* ...........................    2,500      167
 Verity, Inc.* ............................    1,200       51
                                                      -------
                                                        1,220
                                                      -------
 Diverse Electronic Products 0.7%

 Dell Computer Corp.* .....................    3,200      163
 InterVU Inc.* ............................    1,000      105
                                                      -------
                                                          268
                                                      -------
 Electronic Components 2.9%

 Cisco Systems, Inc.* .....................    4,800      514
 Koninklijke (Royal) Philips Electronics NV    2,000      273
 SCI Systems, Inc.* .......................    2,000      164
 Technitrol, Inc. .........................    3,400      151
                                                      -------
                                                        1,102
                                                      -------
 Military Electronics 1.3%

 Computer Sciences Corp.* .................    3,900      369
 General Dynamics Corp. ...................    2,300      121
                                                      -------
                                                          490
                                                      -------
 Semiconductors 3.0%

 Alpha Industries* ........................    1,000       57


    The accompanying notes are an integral part of the financial statements.

                                       54 | Kemper Variable Series -
                                          | Kemper Horizon 20+ Portfolio

(Dollars in thousands)

                                         Shares     Value
-----------------------------------------------------------

 Intel Corp. ............................    6,400   $  526

 Linear Technology Corp. ................    4,800      344
 Transwitch Corp.* ......................      400       29
 Triquint Semiconductor, Inc.* ..........    1,300      145
                                                    -------
                                                      1,101
                                                    -------
 Energy 2.3%

 Oil & Gas Production 0.8%
 Cabot Oil & Gas Corp. "A" ..............    5,300       85
 Repsol SA ..............................    9,660      224
                                                    -------
                                                        309
                                                    -------
 Oil Companies 1.3%

 Ashland Inc. ...........................      900       30
 ENI SpA ................................   48,600      267
 Elf Aquitaine SA .......................      800      123
 Total SA "B" ...........................      437       58
                                                    -------
                                                        478
                                                    -------
 Oil/Gas Transmission 0.2%

 El Paso Energy Corporation* ............    1,500       58
                                                    -------
 Oilfield Services 0.0%

 Veritas DGC Inc.* ......................    1,000       14
                                                    -------
 Metals & Minerals 1.1%

 Steel & Metals

 AK Steel Holding Corp. .................      910       17
 AMCOL International Corp. ..............    1,815       29
 Alcan Aluminium Ltd. ...................    5,500      226
 Allegheny Teledyne, Inc. ...............    1,050       24
 Bethlehem Steel Corp.* .................    9,400       79
 Nucor Corp. ............................      700       38
                                                    -------
                                                        413
                                                    -------
 Construction 2.5%

 Building Materials 1.5%

 Centex Construction Products, Inc. .....    2,000       78
 Elcor Corp. ............................      750       23
 Florida Rock Industries, Inc. ..........    2,900       99
 Grupo Dragados, S.A ....................    2,100       19
 Holderbank Financiere Glaris AG (Bearer)      100      136
 LaFarge Corp. ..........................    2,000       55
 Sumitomo Osaka Cement Co., Ltd. ........    9,000       12
 Taiheiyo Cement Corp. ..................   27,000       52
 Vulcan Materials Co. ...................    2,400       96
                                                    -------
                                                        570
                                                    -------
 Building Products 0.5%

 Genlyte Group, Inc.* ...................    7,300      156
 Nortek, Inc.* ..........................      800       22
                                                    -------
                                                        178
                                                    -------


                                                          Shares     Value
--------------------------------------------------------------------------

 Homebuilding 0.4%

 Del Webb Corp.* ......................................     1,230   $   31
 Standard Pacific Corp. ...............................     9,900      109
                                                                    ------
                                                                       140
                                                                    ------
 Miscellaneous 0.1%

 Maeda Road Construction Co., Ltd. ....................     7,000       34
                                                                    ------
 Transportation 1.1%

 Airlines 0.4%

 Air New Zealand Ltd. "B" .............................    36,300       53
 SAirGroup ............................................       400       81
                                                                    ------
                                                                       134
                                                                    ------
 Marine Transportation 0.2%

 Newport News Shipbuilding, Inc. ......................     3,200       88
                                                                    ------
 Railroads 0.3%

 Trinity Industries, Inc. .............................     3,470       99
                                                                    ------
 Trucking 0.2%

 Roadway Express, Inc. ................................     3,000       64
 U.S. Xpress Enterprises, Inc. "A"* ...................     3,200       24
                                                                    ------
                                                                        88
                                                                    ------
 Utilities 5.3%

 Electric Utilities 4.8%

 AES Corp.* ...........................................     2,100      157
 Black Hills Corp. ....................................     2,600       58
 CH Energy Group, Inc. ................................       900       30
 Calpine Corporation* .................................     2,000      128
 Chugoku Electric Power Co., Inc. .....................    14,400      224
 El Paso Electric Co. .................................     2,700       26
 Electrabel NPV .......................................       400      131
 Empire District Electric Company .....................     7,100      161
 FPL Group, Inc. ......................................     1,200       51
 Scottish Power PLC ...................................    12,300       93
 Shikoku Electric Power Co., Inc. .....................    19,300      291
 TNP Enterprises, Inc. ................................       700       29
 Texas Utilities Co., Inc. ............................     2,100       75
 Tohoku Electric Power Co., Inc. ......................    19,300      287
 WPS Resources Corp ...................................     1,700       43
                                                                    ------
                                                                     1,784
                                                                    ------
 Natural Gas Distribution 0.2%

 Columbia Energy Group ................................     1,150       73
                                                                    ------
 Water Supply 0.3%

 Aquarion Co. .........................................     2,850      105
                                                                    ------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $27,711)                                  30,466
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $34,766) (a)            $37,347
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Horizon 20+ Portfolio of Investments
--------------------------------------------------------------------------------


*  Non-income producing security.

(a) The cost for federal income tax purposes was $34,775. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $2,572. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,262 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,690.



    The accompanying notes are an integral part of the financial statements.

                                       55 | Kemper Variable Series -
                                          | Kemper Horizon 20+ Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------
Investments in securities, at value (cost $34,766) .........................   $ 37,347
Dividends receivable .......................................................         61
Interest receivable ........................................................        102
Foreign taxes recoverable ..................................................         12
                                                                                -------
Total assets ...............................................................     37,522

Liabilities
---------------------------------------------------------------------------------------
Due to custodian bank ......................................................         55
Payable for Portfolio shares redeemed ......................................         25
Accrued management fee .....................................................         19
Other accrued expenses and payables ........................................         14
                                                                                -------
Total liabilities ..........................................................        113
---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 37,409
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .................................        651
Net unrealized appreciation (depreciation) on:
   Investments .............................................................      2,581
   Foreign currency related transactions ...................................         (1)
Accumulated net realized gain (loss) .......................................      3,229
Paid-in capital ............................................................     30,949
---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 37,409
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($37,409 / 23,173 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares   --------
   authorized) .............................................................   $  1.614
                                                                               --------

--------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $14) ...............   $   464
Interest .......................................................       507
                                                                   -------
Total income ...................................................       971
                                                                   -------
Expenses:
Management fee .................................................       228
Custodian fees .................................................        45
Auditing .......................................................         3
Legal ..........................................................         1
Trustees' fees and expenses ....................................         8
Reports to shareholders ........................................         9
Other ..........................................................         3
                                                                   -------
Total expenses, before expense reductions ......................       297
Expense reductions .............................................        (1)
                                                                   -------
Total expenses, after expense reductions .......................       296
--------------------------------------------------------------------------
Net investment income (loss)                                           675
--------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     3,359
Foreign currency related transactions ..........................        (5)
                                                                   -------
                                                                     3,354
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................      (790)
Foreign currency related transactions ..........................        (1)
                                                                   -------
                                                                      (791)
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                           2,563
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 3,238
--------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                       56 | Kemper Variable Series -
                                          | Kemper Horizon 20+ Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           Year Ended December 31,
Increase (Decrease) in Net Assets                                                             1999        1998
-------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $    675    $    512
Net realized gain (loss) ................................................................      3,354         173
Net unrealized appreciation (depreciation) on investment transactions during the period .       (791)      2,240
                                                                                            --------    --------
Net increase (decrease) in net assets resulting from operations .........................      3,238       2,925
                                                                                            --------    --------
Distributions to shareholders:
From net investment income ..............................................................       (491)       (159)
                                                                                            --------    --------
From net realized gains .................................................................       (246)       (637)
                                                                                            --------    --------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      8,127      21,619
Reinvestment of distributions ...........................................................        737         796
Cost of shares redeemed .................................................................    (12,221)     (2,938)
                                                                                            --------    --------
Net increase (decrease) in net assets from Portfolio share transactions .................     (3,357)     19,477
                                                                                            --------    --------
Increase (decrease) in net assets .......................................................       (856)     21,606
Net assets at beginning of period .......................................................     38,265      16,659
Net assets at end of period (including undistributed net investment income (loss) of $651   --------    --------
   and $473, respectively) ..............................................................   $ 37,409    $ 38,265
                                                                                            --------    --------

Other Information
----------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     25,394      12,093
                                                                                            --------    --------
Shares sold .............................................................................      5,364      14,868
Shares issued to shareholders in reinvestment of distributions ..........................        486         532
Shares redeemed .........................................................................     (8,071)     (2,099)
                                                                                            --------    --------
Net increase (decrease) in Portfolio shares .............................................     (2,221)     13,301
                                                                                            --------    --------
Shares outstanding at end of period .....................................................     23,173      25,394
                                                                                            --------    --------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                  1999    1998     1997    1996(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $1.507   1.378    1.154    1.000
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                .027(a) .019     .020     .012
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments transactions                         .110    .160     .214     .142
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            .137    .179     .234     .154
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      (.020)  (.010)   (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                              (.010)  (.040)      --       --
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (.030)  (.050)   (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $1.614   1.507    1.378    1.154
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                            9.26   13.01    20.48    15.37**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                   37,409  38,265   16,659    3,759
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                              .78     .67      .93     1.13*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                               .78     .67      .93      .81*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                   1.78    1.84     1.58     1.71*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                   62      55       75       60*
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                                       57 | Kemper Variable Series -
                                          | Kemper Horizon 20+ Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Horizon 10+ Portfolio

1999's market and its almost exclusive focus on highly priced, large-cap stocks created many challenges for the Kemper Horizon 10+ Portfolio and its price-conscious discipline.

Early in the second half of the year, an overweighting in financial-service stocks -- particularly insurance companies -- proved detrimental. Likewise, an underweighting in technology companies also slowed the portfolio, as those names turned in generally strong performance for most of the second half of the year. Diversification into small caps also hindered overall performance.

On the positive side, individual positions in stocks like Amgen, ADC Telecommunications and Cardinal Health paid off in the fourth quarter. Also, an overweighting in basic industry stocks, notably manufacturing, enhanced returns late in the year.

The portfolio's international exposure proved mixed in the second half of the year, turning in a strong performance early and then losing steam as the portfolio's value orientation ran counter to investor sentiment.

Moving into 2000, we still see a domestic stock market that is overvalued. Because additional interest rate increases are not out of the question, we will continue to tilt our value exposure slightly above a neutral 50/50 growth-value split and will continue to stay away from the high-priced stocks we feel don't offer good long-term opportunities.

Robert D. Tymoczko
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Horizon 10+ Portfolio from 5/1/1996 to 12/31/1999
--------------------------------------------------------------------------------

                                    The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Merrill Lynch 1-3 Year Treasury Index is an index consisting of short-term U.S. Treasury securities maturing in 1 to 3 years with coupons higher than 4.25%. Timely payment of principal and interest on U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. If sold prior to maturity however, these securities do involve the risk of principal loss.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

           Kemper Horizon 10+    Standard & Poor's       Merrill Lynch 1-3
           Portfolio             500 Stock Index         Year Treasury Index

  1996.25     10000                   10000                   10000
  1996.5      10103                   10038                   10072
  1996.75     10526                   10348                   10238
  1997        11137                   11211                   10433
  1997.25     11043                   11512                   10502
  1997.5      12152                   13523                   10734
  1997.75     13152                   14536                   10944
  1998        13004                   14953                   11127
  1998.25     14108                   17040                   11291
  1998.5      14175                   17602                   11464
  1998.75     13073                   15850                   11817
  1999        14477                   19228                   11905
  1999.25     14250                   20185                   11976
  1999.5      15109                   21609                   12045
  1999.75     14814                   20260                   12197
  2000        15691                   23274                   12270


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                                                         Life of
For the periods ended December 31, 1999                                    1-year       portfolio
---------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 10+ Portfolio                                                 8.38%        13.07%      (Since 5/1/1996)
---------------------------------------------------------------------------------------------------------------------------


^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

         Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                                       58 | Kemper Variable Series -
                                          | Kemper Horizon 10+ Portfolio

Investment Portfolio                                    as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Horizon 10+ Portfolio

                                                 Principal
                                                   Amount     Value
--------------------------------------------------------------------------------


U.S. Government Obligations 38.5%

 U.S. Treasury Securities 34.8%
 U.S. Treasury Note, 5.375%, 2/15/2001 .........   $ 1,200   $ 1,190
 U.S. Treasury Note, 5.5%, 12/31/2000 ..........     1,700     1,690
 U.S. Treasury Note, 6.25%, 2/28/2002 ..........     6,670     6,668
 U.S. Treasury Note, 6.5%, 5/31/2001 ...........     4,040     4,056
 U.S. Treasury Note, 6.625%, 7/31/2001 .........     2,650     2,666
 U.S. Treasury Note, 6.75%, 4/30/2000 ..........     1,915     1,921
 U.S. Treasury Note, 7.875%, 11/15/2004 ........       750       793
 U.S. Treasury Note, 8.%, 5/15/2001 ............     1,000     1,023
 U.S. Treasury Note, 8.5%, 2/15/2000 ...........       870       873
 U.S. Treasury Note, 8.5%, 11/15/2000 ..........     1,100     1,122
 U.S. Treasury Note, 8.875%, 5/15/2000 .........     1,178     1,191
                                                            --------
                                                              23,193
                                                            --------
 Mortgage-backed Securities 3.7%

 Federal Home Loan Mortgage Corp., 6.5%
    with various maturities to 10/17/14 ........       189       188
 Federal National Mortgage Association,
    5.625% with various maturities to
    5/15/2004 ..................................     1,750     1,670
 Federal National Mortgage Association,
    6.0% with various maturities to
    4/15/2006 ..................................        75        74
 Federal National Mortgage Association,
    6.01% with various maturities to
    7/24/2000 ..................................       500       499
                                                            --------
                                                               2,431
                                                            --------

--------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost $26,326)              25,624
--------------------------------------------------------------------------------


                                                  Shares     Value
--------------------------------------------------------------------------------

Common Stocks 61.5%

 Consumer Discretionary 6.5%
 Apparel & Shoes 0.4%
 Brown Shoe Company, Inc. .....................    2,000       28
 Jones Apparel Group, Inc.* ...................    7,904      215
                                                          -------
                                                              243
                                                          -------
 Department & Chain Stores 4.3%
 Ames Department Stores, Inc.* ................    1,800       52
 Burlington Coat Factory Warehouse Corp. ......   13,000      180
 Dillard's Inc. ...............................    5,500      111
 Federated Department Stores, Inc.* ...........    1,700       86
 Home Depot, Inc. .............................   16,050    1,101
 Kingfisher PLC ...............................   17,800      198
 Longs Drug Stores, Inc. ......................    2,800       72
 Men's Wearhouse, Inc.* .......................    1,950       57
 Neiman Marcus Group, Inc.* ...................    2,000       56
 Pacific Sunwear of California Inc.* ..........    5,400      172


                                                  Shares    Value
-----------------------------------------------------------------

 W.H. Smith Group PLC .........................   14,300   $  111
 Wal-Mart Stores, Inc. ........................    9,800      677
                                                          -------
                                                            2,873
                                                          -------
 Home Furnishings 0.1%

 Newell Rubbermaid, Inc. ......................    2,000       58
                                                          -------
 Recreational Products 0.2%

 Fairfield Communities, Inc.* .................    8,000       86
 THQ, Inc.* ...................................    2,600       60
                                                          -------
                                                              146
                                                          -------
 Restaurants 0.2%

 Ryan's Family Steak Houses, Inc.* ............   16,400      139
                                                          -------
 Specialty Retail 1.1%

 AutoZone, Inc.* ..............................    3,500      113
 Avis Rent A Car, Inc.* .......................    8,800      225
 Central Garden & Pet Co.* ....................    2,800       29
 Family Dollar Stores Inc. ....................   16,200      264
 The Finish Line, Inc. "A"* ...................    4,400       24
 Wet Seal, Inc. "A"* ..........................    4,700       58
                                                          -------
                                                              713
                                                          -------
 Miscellaneous 0.2%

 Herman Miller, Inc. ..........................    7,400      170
                                                          -------
 Consumer Staples 2.3%

 Alcohol & Tobacco 1.2%

 Bass PLC .....................................    3,000       38
 Imperial Tobacco Group PLC ...................   31,000      255
 Philip Morris Companies, Inc. ................    8,300      193
 SEITA ........................................    1,400       63
 UST, Inc. ....................................    6,000      151
 Universal Corp. ..............................    5,500      126
                                                          -------
                                                              826
                                                          -------
 Consumer Specialties 0.1%

 American Greeting Corp., "A" .................    3,300       78
                                                          -------
 Food & Beverage 0.6%

 Farmer Brothers Co. ..........................      300       47
 Jack in the Box Inc.* ........................    2,700       56
 Michael Foods, Inc. ..........................    5,200      128
 SUPERVALU, Inc. ..............................    2,800       56
 Seaboard Corp. ...............................      400       78
                                                          -------
                                                              365
                                                          -------
 Package Goods/Cosmetics 0.0%

 Chattem, Inc.* ...............................    1,200       23
                                                          -------
 Textiles 0.4%

 VF Corp. .....................................    8,500      255
                                                          -------
 Health 4.6%

 Biotechnology 0.9%
 Amgen, Inc.* .................................    6,700      403


    The accompanying notes are an integral part of the financial statements.

                                       59 | Kemper Variable Series -
                                          | Kemper Horizon 10+ Portfolio

(Dollars in thousands)

                                         Shares     Value
---------------------------------------------------------

 Biogen, Inc.* .......................    2,500   $  211
                                                  ------
                                                     614
                                                  ------
 Health Industry Services 1.1%

 Cardinal Health, Inc. ...............    4,740      227
 Hanger Orthopedic Group, Inc.* ......    8,700       87
 Shared Medical Systems Corp. ........    3,800      193
 US Oncology, Inc. ...................    8,700       43
 Wellpoint Health Networks, Inc.* ....    2,800      185
                                                  ------
                                                     735
                                                  ------
 Hospital Management 0.5%

 Trigon Healthcare, Inc.* ............    3,100       91
 Universal Health Services, Inc.* ....    6,100      220
                                                  ------
                                                     311
                                                  ------
 Medical Supply & Specialty 1.1%

 Bindley Western Industries, Inc. ....    6,000       90
 C.R. Bard, Inc. .....................   10,100      535
 NBTY Inc.* ..........................    4,500       52
 VISX, Inc.* .........................      500       26
                                                  ------
                                                     703
                                                  ------
 Pharmaceuticals 1.0%

 Advance Paradigm, Inc.* .............    2,200       48
 Merck & Co., Inc. ...................    6,700      449
 Suzuken Co., Ltd. ...................    6,400      194
                                                  ------
                                                     691
                                                  ------
 Communications 2.0%

 Telephone/Communications
 ADC Telecommunications, Inc.* .......      700       51
 BCE, Inc. ...........................    4,600      418
 British Telecom PLC .................    8,300      201
 MasTec, Inc.* .......................      500       22
 Oki Electric Industry Company* ......    7,000       41
 SBC Communications, Inc. ............    4,259      208
 Telecom Italia SpA ..................   18,400      259
 Xircom, Inc.* .......................    2,000      150
                                                  ------
                                                   1,350
                                                  ------
 Financial 13.1%

 Banks 4.3%

 ABN AMRO Holding NV .................    7,700      192
 Bank of America Corp. ...............    4,064      204
 Bank of Nova Scotia .................    2,000       43
 Banque Nationale de Paris ...........    2,450      226
 Chase Manhattan Corp. ...............    3,900      303
 Christiania Bank og Kreditkasse .....   19,200       95
 Dah Sing Financial Group ............   20,000       80
 Dime Bancorp, Inc. ..................    2,600       39
 Dresdner Bank AG ....................    1,900      103
 FleetBoston Financial Corp. .........    5,800      202
 Fuji Bank, Ltd. .....................   16,000      155
 Hang Seng Bank Ltd. .................    9,000      103
 Istituto Bancario San Paolo di Torino    5,500       75
 National Bank of Canada .............    3,100       40
 PNC Bank Corp. ......................      900       40
 Pacific Century Financial Corporation    3,200       60
 Sakura Bank, Ltd. ...................   61,000      353


                                         Shares     Value
--------------------------------------------------------------------------------

 Societe Generale ......................      500   $  116
 St. George Bank Ltd. ..................   29,400      222
 The Mitsui Trust & Banking Co., Ltd. ..   62,000      140
 Toronto-Dominion Bank .................    4,000      107
                                                    ------
                                                     2,898
                                                    ------
 Insurance 3.1%

 AFLAC, Inc. ...........................    1,400       66
 AMBAC Financial Group, Inc. ...........    4,000      209
 AXA SA ................................    1,700      237
 Aetna, Inc. ...........................    4,500      251
 American General Corp. ................    1,800      136
 Chubb Corp. ...........................      494       28
 Cigna Corp. ...........................      900       72
 Corporacion Mapfre, SA ................    2,700       45
 Hartford Financial Services Group, Inc.    4,100      194
 ING Groep NV ..........................    4,287      259
 Jefferson Pilot Corp. .................    2,150      147
 Protective life Corp. .................    1,500       48
 Skandia Forsakrings AB ................    7,700      233
 Stewart Information Services Corp. ....    5,000       66
 Torchmark Corp. .......................    2,100       61
                                                    ------
                                                     2,052
                                                    ------
 Business Finance 0.2%

 Heller Financial Inc. .................    5,200      104
                                                    ------
 Consumer Finance 1.8%

 Citigroup, Inc. .......................   16,250      903
 SLM Holding Corp. .....................    7,100      300
                                                    ------
                                                     1,203
                                                    ------
 Other Financial Companies 3.7%

 Compagnie Financiere Richemont AG .....      300      716
 Edwards (A.G.) Inc. ...................    5,900      189
 Federal Home Loan Mortgage Corp. ......    9,500      447
 Federal National Mortgage Association .    5,300      331
 GreenPoint Financial Corp. ............    2,300       55
 Legg Mason Inc. .......................    6,200      224
 Man (ED&F) Group PLC ..................    5,800       39
 Morgan Stanley Dean Witter & Co. ......    3,200      457
                                                    ------
                                                     2,458
                                                    ------
 Real Estate 0.0%

 Beni Stabili SpA* .....................    5,500        2
                                                    ------
 Media 0.6%

 Print Media
 Softbank Corp. ........................      400      383
                                                    ------
 Service Industries 3.7%

 EDP Services 1.0%

 Affiliated Computer Services* .........    7,300      336
 First Data Corp. ......................    7,100      350
                                                    ------
                                                       686
                                                    ------
 Investment 1.0%

 Bear Stearns Companies, Inc. ..........    5,512      235
 Paine Webber Group, Inc. ..............    1,900       74


    The accompanying notes are an integral part of the financial statements.

                                       60 | Kemper Variable Series -
                                          | Kemper Horizon 10+ Portfolio

(Dollars in thousands)

                                             Shares     Value
-------------------------------------------------------------------------------

 Raymond James Financial, Inc. ............   17,600   $  329
                                                       ------
                                                          638
                                                       ------
 Miscellaneous Commercial 1.1%

 Cap Gemini Sogeti SA .....................      800      203
 Convergys Corp.* .........................    6,600      203
 Hanson PLC ...............................   13,600      114
 Personnel Group of America, Inc.* ........    9,500       96
 US Foodservice Inc.* .....................    6,000      101
                                                       ------
                                                          717
                                                       ------
 Miscellaneous Consumer 0.5%

 Go2Net, Inc.* ............................    1,100       96
 Profit Recovery Group International, Inc.*    1,800       48
 United Utilities PLC .....................    7,300       75
 Yahoo!, Inc.* ............................      300      130
                                                       ------
                                                          349
                                                       ------
 Printing/Publishing 0.1%

 Mail-Well, Inc.* .........................    4,000       54
                                                       ------
 Durables 3.6%

 Aerospace 1.0%

 Alliant Techsystems, Inc.* ...............    2,000      125
 Fairchild Corp. "A"* .....................    3,900       35
 Primex Technologies, Inc.* ...............   11,100      230
 United Technologies Corp. ................    3,800      247
                                                       ------
                                                          637
                                                       ------
 Automobiles 1.6%

 Borg-Warner Automotive Inc. ..............    3,440      139
 GKN PLC ..................................   37,600      616
 Honda Motor Co., Ltd. ....................    3,000      111
 Monaco Coach Corp. .......................    1,400       36
 Renault SA ...............................    3,300      159
 Tower Automotive, Inc.* ..................    1,600       25
 Yamaha Motor Co., Ltd. ...................    1,000        7
                                                       ------
                                                        1,093
                                                       ------
 Construction/Agricultural 0.1%

 Terex Corp.* .............................    2,100       58
                                                       ------
 Telecommunications Equipment 0.9%

 Advanced Fibre Communications, Inc.* .....    4,600      205
 LM Ericsson Telephone Co. "B" ............    2,100      135
 Polycom, Inc.* ...........................    1,900      121
 Scientific-Atlanta, Inc. .................    3,000      167
                                                       ------
                                                          628
                                                       ------
 Manufacturing 7.9%

 Chemicals 2.5%

 Akzo Nobel NV ............................    4,400      221
 BASF AG ..................................    9,200      472
 BOC Group plc ............................   18,200      392
 Bayer AG .................................    2,300      109
 Compania Espanola de Petroleos, SA .......    8,700       86
 Dow Chemical Co. .........................      600       80
 Praxair, Inc. ............................    3,800      191
 Valhi, Inc. ..............................   13,800      145
                                                       ------
                                                        1,696
                                                       ------


                                     Shares    Value
----------------------------------------------------

Containers & Paper 0.8%

FPB Holding AG ...................    1,671   $  264
UPM-Kymmene Oyj ..................    6,400      258
                                              ------
                                                 522
                                              ------
Diversified Manufacturing 1.5%

Briggs & Stratton Corp. ..........    1,400       75
Cooper Industries, Inc. ..........    1,600       65
Hillenbrand Industries, Inc. .....    2,200       70
Honeywell International, Inc. ....    3,400      196
Man AG ...........................    2,000       75
Matthews International Corp. .....    3,800      104
Pentair, Inc. ....................    2,100       81
Sulzer Brothers Ltd. (Registered)       400      260
Williams, PLC ....................   13,800       63
                                              ------
                                                 989
                                              ------
Electrical Products 0.7%

SLI, Inc.* .......................    9,500      129
Scana Corp. ......................    4,600      124
Taiyo Yuden Co., Ltd. ............    2,000      118
Thomas & Betts Corp. .............    2,200       70
                                              ------
                                                 441
                                              ------
Industrial Specialty 0.9%

Carlisle Companies Inc. ..........    2,500       90
QUALCOMM Inc.* ...................    2,000      352
Sherwin-Williams Co. .............    2,700       57
Westinghouse Air Brake Company ...    4,092       73
                                              ------
                                                 572
                                              ------
Machinery/Components/Controls 1.4%

Gleason Corp. ....................      300        7
Illinois Tool Works, Inc. ........    6,303      426
Ingersoll-Rand Co. ...............    4,900      270
Okuma Corp. ......................   28,000       87
Reliance Steel & Aluminum Co. ....    6,700      157
                                              ------
                                                 947
                                              ------
Office Equipment/Supplies 0.1%

Xerox Corp. ......................    3,200       73
                                              ------
Technology 8.7%

Computer Software 2.6%

America Online, Inc.* ............    5,000      377
Ancor Communications, Inc.* ......      700       48
Broadvision, Inc.* ...............    1,400      238
Exodus Communications, Inc.* .....      600       53
Microsoft Corp.* .................    2,200      257
MicroStrategy Inc.* ..............      600      126
Reynolds and Reynolds Company ....    8,000      180
Synopsys Ltd.* ...................    3,600      240
Verity, Inc.* ....................    1,400       60
VerticalNet, Inc.* ...............      800      131
                                              ------
                                               1,710
                                              ------
Diverse Electronic Products 0.5%

Dell Computer Corp.* .............    4,300      219
InterVU Inc.* ....................    1,300      137
                                              ------
                                                 356
                                              ------

    The accompanying notes are an integral part of the financial statements.

                                       61 | Kemper Variable Series -
                                          | Kemper Horizon 10+ Portfolio

(Dollars in thousands)

                                            Shares     Value
--------------------------------------------------------------------------------

Electronic Components/Distributors 2.2%

Cisco Systems, Inc.* .....................     6,400   $  686
Koninklijke (Royal) Philips Electronics NV     3,100      421
SCI Systems, Inc.* .......................     2,600      214
Technitrol, Inc. .........................     3,400      151
                                                       ------
                                                        1,472
                                                       ------
Military Electronics 1.2%

Computer Sciences Corp.* .................     6,840      647
General Dynamics Corp. ...................     3,500      185
                                                       ------
                                                          832
                                                       ------
Semiconductors 2.2%

Alpha Industries * .......................     1,900      109
Intel Corp. ..............................     8,400      691
Linear Technology Corp. ..................     5,700      408
Transwitch Corp.* ........................       800       58
Triquint Semiconductor, Inc.* ............     1,500      167
                                                       ------
                                                        1,433
                                                       ------
Energy 1.5%

Oil & Gas Production 0.7%

Cabot Oil & Gas Corp. "A" ................     8,900      143
Coastal Corp. ............................     2,100       74
Repsol SA ................................     8,880      206
                                                       ------
                                                          423
                                                       ------
Oil Companies 0.8%

ENI SpA ..................................    58,200      320
Elf Aquitaine SA .........................     1,400      216
                                                       ------
                                                          536
                                                       ------
Metals & Minerals 0.4%

Steel & Metals
AK Steel Holding Corp. ...................     4,750       90
AMCOL International Corp. ................     2,625       42
Nucor Corp. ..............................     2,400      132
                                                       ------
                                                          264
                                                       ------
Construction 2.0%

Building Materials 1.4%

Centex Construction Products, Inc. .......     3,800      148
Elcor Corp. ..............................     1,200       36
Fletcher Challenge Building Corp. ........    49,700       73
Florida Rock Industries, Inc. ............     2,600       90
Holderbank Financiere Glaris AG (Bearer) .       300      411
Taiheiyo Cement Corp. ....................   106,000      202
                                                       ------
                                                          960
                                                       ------
Building Products 0.3%

Genlyte Group, Inc.* .....................    10,000      214
                                                       ------
Homebuilding 0.3%

Del Webb Corp.* ..........................     1,800       45


                                                           Shares    Value
--------------------------------------------------------------------------------

 Pulte Corp. ..........................................       900   $   20
 Standard Pacific Corp. ...............................     9,500      105
                                                                    ------
                                                                       170
                                                                    ------
 Transportation 0.9%

 Airlines 0.1%

 Air New Zealand Ltd. "B" .............................    12,500       18
 Qantas Airways Ltd. ..................................    19,200       48
                                                                    ------
                                                                        66
                                                                    ------
 Marine Transportation 0.1%

 Newport News Shipbuilding, Inc. ......................     2,200       60
                                                                    ------
 Railroads 0.5%

 Railtrack Group PLC ..................................     2,800       47
 Tranz Rail Holdings, ADR .............................    33,900       63
 Trinity Industries, Inc. .............................     7,830      223
                                                                    ------
                                                                       333
                                                                    ------
 Trucking 0.2%

 Roadway Express, Inc. ................................     2,400       52
 USFreightways Corp. ..................................     2,300      110
                                                                    ------
                                                                       162
                                                                    ------
 Utilities 3.7%

 Electric Utilities 2.9%

 AES Corp.* ...........................................     2,600      194
 Black Hills Corp. ....................................     2,200       49
 CH Energy Group, Inc. ................................     1,900       63
 Calpine Corporation* .................................     2,100      134
 Chugoku Electric Power Co., Inc. .....................    20,200      314
 Electrabel NPV .......................................       600      196
 FPL Group, Inc. ......................................       500       22
 Kyushu Electric Power Co. ............................    19,500      288
 Northwestern Corp. ...................................    14,400      317
 Scottish & Southern Energy ...........................     9,800       78
 Scottish Power PLC ...................................     7,600       58
 TNP Enterprises, Inc. ................................     1,900       78
 Texas Utilities Co., Inc. ............................     4,000      142
                                                                    ------
                                                                     1,933
                                                                    ------
 Natural Gas Distribution 0.2%

 Columbia Energy Group ................................     1,750      111
                                                                    ------
 Water Supply 0.6%

 Aquarion Co. .........................................     8,200      303
 Kelda Group PLC ......................................     4,000       23
 Suez Lyonnaise des Eaux ..............................       500       80
                                                                    ------
                                                                       406
                                                                    ------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $36,824)                                  40,934
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $63,150) (a)            $66,558
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Horizon 10+ Portfolio of Investments
--------------------------------------------------------------------------------


*        Non-income producing security.

(a) The cost for federal income tax purposes was $63,163. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $3,395. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,320 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,925.


    The accompanying notes are an integral part of the financial statements.

                                       62 | Kemper Variable Series -
                                          | Kemper Horizon 10+ Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

----------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
----------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $63,150) .........................   $ 66,558
Cash .......................................................................         78
Dividends receivable .......................................................         61
Interest receivable ........................................................        385
Foreign taxes recoverable ..................................................         13
                                                                               --------
Total assets ...............................................................     67,095

Liabilities
---------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ......................................         94
Accrued management fee .....................................................         33
Other accrued expenses and payables ........................................          5
                                                                               --------
Total liabilities ..........................................................        132
---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 66,963
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .................................     1,552
Net unrealized appreciation
(depreciation) on:
   Investments .............................................................      3,408
   Foreign currency related transactions ...................................         (1)
Accumulated net realized gain (loss) .......................................      4,275
Paid-in capital ............................................................     57,729
---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 66,963
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($66,963 / 45,282 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares   --------
   authorized) .............................................................   $  1.479
                                                                               --------


--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------
Net Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $17) .....................  $    592
Interest .............................................................     1,685
                                                                      ----------
Total income .........................................................     2,277
                                                                      ----------
Expenses:
Management fee .......................................................       385
Custodian fees .......................................................        48
Auditing .............................................................         5
Legal ................................................................         2
Trustees' fees and expenses ..........................................         9
Reports to shareholders ..............................................        11
Registration fees ....................................................         1
                                                                      ----------
Total expenses, before expense reductions ............................       461
Expense reductions ...................................................        --
                                                                      ----------
Total expenses, after expense reductions .............................       461
--------------------------------------------------------------------------------
Net investment income (loss)                                               1,816
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments ............................     4,274
Net unrealized appreciation (depreciation) during the period on:
Investments ..........................................................      (841)
Foreign currency related transactions ................................        (1)
                                                                      ----------
                                                                            (842)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                 3,432
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $  5,248
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       63 | Kemper Variable Series -
                                          | Kemper Horizon 10+ Portfolio

(in thousands)

----------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended December 31,
Increase (Decrease) in Net Assets                                                          1999           1998
----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $  1,816    $  1,084
Net realized gain (loss) ...............................................................      4,274          18
Net unrealized appreciation (depreciation) on investment transactions during the period        (842)      3,090
                                                                                           --------    --------
Net increase (decrease) in net assets resulting from operations ........................      5,248       4,192
Distributions to shareholders:
From net investment income .............................................................     (1,329)       (223)
                                                                                           --------    --------
From net realized gains ................................................................       --          (670)
                                                                                           --------    --------
Portfolio share transactions:
Proceeds from shares sold ..............................................................     16,490      34,705
Reinvestment of distributions ..........................................................      1,329         893
Cost of shares redeemed ................................................................    (12,186)     (4,039)
                                                                                           --------    --------
Net increase (decrease) in net assets from Portfolio share transactions ................      5,633      31,559
                                                                                           --------    --------
Increase (decrease) in net assets ......................................................      9,552      34,858
Net assets at beginning of period ......................................................     57,411      22,553
Net assets at end of period (including undistributed net investment income of $1,552 and   --------    --------
   $1,193, respectively) ...............................................................   $ 66,963    $ 57,411
                                                                                           --------    --------

Other Information
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     41,184      17,502
                                                                                           --------    --------
Shares sold ............................................................................     11,783      26,145
Shares issued to shareholders in reinvestment of distributions .........................        956         651
Shares redeemed ........................................................................     (8,641)     (3,114)
                                                                                           --------    --------
Net increase (decrease) in Portfolio shares ............................................      4,098      23,682
                                                                                           --------    --------
Shares outstanding at end of period ....................................................     45,282      41,184
                                                                                           --------    --------


Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------
Periods Ended December 31,                                    1999    1998     1997    1996(b)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $1.394   1.289    1.114    1.000
                                                            -----------------------------------
-----------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                  .040(a) .020     .034     .018
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                       .075    .125     .151     .096
                                                            -----------------------------------
-----------------------------------------------------------------------------------------------
Total from investment operations                              .115    .145     .185     .114
-----------------------------------------------------------------------------------------------
Less distributions from
-----------------------------------------------------------------------------------------------
Net investment income                                        (.030)  (.010)   (.010)      --
-----------------------------------------------------------------------------------------------
Net realized gains on investment transactions                   --   (.030)      --       --
                                                            -----------------------------------
-----------------------------------------------------------------------------------------------
Total distributions                                          (.030)  (.040)   (.010)      --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                              $1.479   1.394    1.289    1.114
                                                            -----------------------------------
-----------------------------------------------------------------------------------------------
Total return (%)                                              8.38   11.30    16.77    11.37**
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     66,963  57,411   22,553    5,727
-----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                .72     .64      .83     1.01*
-----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 .72     .64      .83      .78*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     2.83    2.84     2.77     2.69*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     50      35       67       76*
-----------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                                       64 | Kemper Variable Series -
                                          | Kemper Horizon 10+ Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Horizon 5 Portfolio

1999's market and its almost exclusive focus on highly priced, large-cap stocks created many challenges for the Kemper Horizon 5 Portfolio and its price-conscious discipline.

Early in the second half of the year, an overweighting in financial service stocks -- particularly insurance companies -- proved detrimental. Likewise, an underweighting in technology companies also slowed the portfolio, as those names turned in generally strong performance for most of the second half of the year. Diversification into small caps also hindered overall performance.

On the positive side, individual positions in stocks like Amgen, ADC Telecommunications and Cardinal Health paid off in the fourth quarter. Also, an overweighting in basic industry stocks, notably manufacturing, enhanced returns late in the year.

The portfolio's international exposure proved mixed in the second half of the year, turning in a strong performance early and then losing steam as the portfolio's value orientation ran counter to investor sentiment.

Moving into 2000, we still see a domestic stock market that is overvalued. Because additional interest rate increases are not out of the question, we will continue to tilt our value exposure slightly above a neutral 50/50 growth-value split and will continue to stay away from the high-priced stocks we feel don't offer good long-term opportunities.

Robert D. Tymoczko
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Horizon 5 Portfolio from 5/1/1996 to 12/31/1999
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Merrill Lynch 1-3 Year Treasury Index is an index consisting of short-term U.S. Treasury securities maturing in 1 to 3 years with coupons higher than 4.25%. Timely payment of principal and interest on U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. If sold prior to maturity however, these securities do involve the risk of principal loss.

           Kemper Horizon       Standard & Poor's        Merrill Lynch 1-3
           5 Portfolio          500 Stock Index          Year Index

  1996.25     10000                   10000                   10000
  1996.5      10099                   10038                   10072
  1996.75     10440                   10348                   10238
  1997        10959                   11211                   10433
  1997.25     10897                   11512                   10502
  1997.5      11671                   13523                   10734
  1997.75     12346                   14536                   10944
  1998        12350                   14953                   11127
  1998.25     13061                   17040                   11291
  1998.5      13137                   17602                   11464
  1998.75     12582                   15850                   11817
  1999        13554                   19228                   11905
  1999.25     13426                   20185                   11976
  1999.5      13887                   21609                   12045
  1999.75     13673                   20260                   12197
  2000        14213                   23274                   12270


-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return^1
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       Life of
For the periods ended December 31, 1999                                    1-year      portfolio
-----------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 5 Portfolio                                                   4.86%        10.06%      (Since 5/1/1996)
-----------------------------------------------------------------------------------------------------------------------------


^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.



                                       65 | Kemper Variable Series -
                                          | Kemper Horizon 5 Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Horizon 5 Portfolio

                                                  Principal
                                                   Amount     Value
--------------------------------------------------------------------

--------------------------------------------------------------------
Repurchase Agreements 1.4%
--------------------------------------------------------------------


 State Street Bank and Trust Company, dated
    12/31/99 at 2.8%, to be repurchased at                   -------
    $600 on 1/3/2000 (b) (Cost $600) ...........   $   600   $   600
                                                             -------

--------------------------------------------------------------------
U.S. Government Obligations 57.4%
--------------------------------------------------------------------

 U.S. Treasury Securities 52.6%

 U.S. Treasury Note, 5.375%, 2/15/2001 .........     1,000       992
 U.S. Treasury Note, 5.5%, 12/31/2000 ..........       300       298
 U.S. Treasury Note, 5.875%, 2/15/2000 .........       340       340
 U.S. Treasury Note, 6.125%, 12/31/2001 ........       975       973
 U.S. Treasury Note, 6.25%, 2/28/2002 ..........     5,720     5,719
 U.S. Treasury Note, 6.5%, 5/31/2001 ...........     2,610     2,621
 U.S. Treasury Note, 6.625%, 7/31/2001 .........     4,150     4,175
 U.S. Treasury Note, 6.75%, 4/30/2000 ..........     2,549     2,557
 U.S. Treasury Note, 7.875%, 11/15/2004 ........       650       687
 U.S. Treasury Note, 8%, 5/15/2001 .............       573       586
 U.S. Treasury Note, 8.5%, 11/15/2000 ..........     1,750     1,784
 U.S. Treasury Note, 8.875%, 5/15/2000 .........     1,470     1,486
                                                             -------
                                                              22,218
                                                             -------
 Mortgage-backed Securities 4.8%

 Federal Home Loan Mortgage Corp.,
    6.5% with various maturities to
    10/17/2014 .................................       113       112
 Federal National Mortgage Association,
    5.63% with various maturities to
    5/15/2004 ..................................     1,570     1,498
 Federal National Mortgage Association.,
    6% with various maturities to 4/15/2006 ....        51        51
 Federal National Mortgage Association,
    6.01% with various maturities to
    7/24/2000 ..................................       350       349
                                                             -------
                                                               2,010
                                                             -------

--------------------------------------------------------------------
Total U.S. Government Obligations (Cost $24,917)              24,228
--------------------------------------------------------------------


                                        Shares   Value
------------------------------------------------------

------------------------------------------------------
Common Stocks 41.2%
------------------------------------------------------

Consumer Discretionary 4.6%

Apparel & Shoes 0.2%

Brown Shoe Company, Inc. ..............     730    10
Jones Apparel Group, Inc.* ............   3,002    81
                                               ------
                                                   91
                                               ------
Department & Chain Stores 2.8%

Ames Department Stores, Inc.* .........     500    14
Burlington Coat Factory Warehouse Corp.   5,600    78
Dillard's Inc. ........................   2,500    50
Home Depot, Inc. ......................   6,600   454
Longs Drug Stores, Inc. ...............   2,300    59
Men's Wearhouse, Inc.* ................     750    22
Metro AG ..............................     400    22
Neiman Marcus Group, Inc.* ............   1,600    45


                                       Shares    Value
------------------------------------------------------

 Pacific Sunwear of California Inc.*    2,300   $   73
 W.H. Smith Group PLC ..............    3,400       26
 Wal-Mart Stores, Inc. .............    4,400      304
                                                ------
                                                 1,147
                                                ------
 Home Furnishings 0.2%

 Furniture Brands International Inc.    2,900       64
 Newell Rubbermaid, Inc. ...........    1,300       38
                                                ------
                                                   102
                                                ------
 Recreational Products 0.3%

 Fairfield Communities, Inc.* ......    3,900       42
 THQ, Inc.* ........................    1,050       24
 Winnebago Industries, Inc. ........    3,000       60
                                                ------
                                                   126
                                                ------
 Restaurants 0.1%

 Ryan's Family Steak Houses, Inc.* .    7,000       60
                                                ------
 Specialty Retail 0.8%

 AutoZone, Inc.* ...................    1,700       55
 Avis Rent A Car, Inc.* ............    3,300       84
 Family Dollar Stores Inc. .........    4,200       69
 Friedman's, Inc. "A" ..............   .2,040       15
 New England Business Service, Inc.     1,900       46
 The Finish Line, Inc. "A"* ........    1,800       10
 Wet Seal, Inc. "A"* ...............    1,800       22
 Wolseley PLC ......................    4,900       38
                                                ------
                                                   339
                                                ------
 Miscellaneous 0.2%

 Herman Miller, Inc. ...............    2,700       62
                                                ------
 Consumer Staples 2.1%

 Alcohol & Tobacco 1.1%

 Gallaher Group PLC ................    4,800       20
 Imperial Tobacco Group PLC ........   16,300      135
 Philip Morris Companies, Inc. .....    3,200       74
 SEITA .............................    1,200       54
 Seagram Co., Ltd. .................      300       13
 UST, Inc. .........................    5,400      137
 Universal Corp. ...................    2,900       66
                                                ------
                                                   499
                                                ------
 Consumer Specialties 0.2%

 American Greeting Corp., "A" ......    1,200       28
 Duane Reade Inc.* .................    2,100       58
                                                ------
                                                    86
                                                ------
 Food & Beverage 0.4%

 Farmer Brothers Co. ...............      200       32
 Michael Foods, Inc. ...............    3,200       79
 SUPERVALU, Inc. ...................    1,000       20
 Seaboard Corp. ....................      100       19
                                                ------
                                                   150
                                                ------
 Package Goods/Cosmetics 0.1%

 Chattem, Inc.* ....................    1,100       21
                                                ------


    The accompanying notes are an integral part of the financial statements.

                                       66 | Kemper Variable Series -
                                          | Kemper Horizon 5 Portfolio

(Dollars in thousands)

                                        Shares  Value
-----------------------------------------------------

 Textiles 0.3%

 VF Corp. ............................   3,800   $114
                                               ------
 Health 3.1%

 Biotechnology 0.7%

 Amgen, Inc.* ........................   2,600    156
 Bio-Rad Laboratories, Inc. "A"* .....   1,000     23
 Biogen, Inc.* .......................   1,500    127
                                               ------
                                                  306
                                               ------
 Health Industry Services 0.8%

 Cardinal Health, Inc. ...............   2,200    105
 Hanger Orthopedic Group, Inc.* ......   4,600     46
 Shared Medical Systems Corp. ........   1,800     92
 US Oncology, Inc.* ..................   3,600     18
 Wellpoint Health Networks, Inc.* ....     900     59
                                               ------
                                                  320
                                               ------
 Hospital Management 0.3%

 Trigon Healthcare, Inc.* ............   1,100     32
 Universal Health Services, Inc.* ....   2,700     98
                                               ------
                                                  130
                                               ------
 Medical Supply & Speciality 0.6%

 Bindley Western Industries, Inc. ....   2,000     30
 C.R. Bard, Inc. .....................   4,000    212
 NBTY Inc.* ..........................   1,500     17
                                               ------
                                                  259
                                               ------
 Pharmaceuticals 0.7%

 Advance Paradigm, Inc.* .............     800     17
 Chugai Pharmaceutical Co., Ltd. .....   3,000     32
 Merck & Co., Inc. ...................   2,700    182
 Suzuken Co., Ltd. ...................   2,500     76
                                               ------
                                                  307
                                               ------
 Communications 1.0%

 Telephone/Communications
 ADC Telecommunications, Inc.* .......     500     36
 BCE, Inc. ...........................   1,600    145
 British Telecom PLC .................   2,200     53
 MasTec, Inc.* .......................     500     22
 Oki Electric Industry Company* ......   3,000     18
 Telecom Italia SpA ..................   6,500     92
 Xircom, Inc.* .......................     900     68
                                               ------
                                                  434
                                               ------
 Financial 9.2%

 Banks 3.2%

 ABN AMRO Holding NV .................   3,900     97
 Bank of America Corp. ...............   1,800     90
 Bank of Nova Scotia .................   2,500     54
 Banque Nationale de Paris ...........   1,900    175
 Chase Manhattan Corp. ...............   1,600    124
 Christiania Bank og Kreditkasse .....   7,500     37
 Dah Sing Financial Group ............   5,000     20
 Deutsche Pfandbrief-und-Hypothekenbank
    AG ...............................     300     22
 Dresdner Bank AG ....................     500     27
 FleetBoston Financial Corp. .........   2,000     70
 Fuji Bank, Ltd. .....................   7,000     68
 Hang Seng Bank Ltd. .................   2,400     27


                                         Shares     Value
---------------------------------------------------------

National Bank of Canada ...............    1,800   $   23
PNC Bank Corp. ........................      500       22
Pacific Century Financial Corporation .    1,300       24
Provident Financial Group .............      600       22
Sakura Bank, Ltd. .....................   28,000      163
Societe Generale ......................      100       23
St. George Bank Ltd. ..................   20,800      158
The Mitsui Trust & Banking Co., Ltd. ..   24,000       54
Toronto-Dominion Bank .................    1,000       27
                                                   ------
                                                    1,327
                                                   ------
Insurance 2.2%

AXA SA ................................      615       86
Aetna, Inc. ...........................    2,700      151
Allamerica Financial Corp. ............    1,100       61
American General Corp. ................      600       46
Assurances Generales de France ........      300       16
Chubb Corp. ...........................      247       14
Corporacion Mapfre, SA ................      900       15
Hartford Financial Services Group, Inc.    2,400      114
ING Groep N.V .........................    2,051      124
Istituto Nazionale delle Assicurazione    13,600       36
Jefferson Pilot Corp. .................      775       53
Progressive Corp. .....................      400       29
Protective life Corp. .................      600       19
Skandia Forsakrings AB ................    4,500      136
Stewart Information Services Corp. ....      400        5
Torchmark Corp. .......................      700       20
                                                   ------
                                                      925
                                                   ------
Business Finance 0.1%

Heller Financial Inc. .................    1,800       36
                                                   ------
Consumer Finance 1.2%

Citigroup, Inc. .......................    6,300      350
SLM Holding Corp. .....................    2,600      110
Woolwich PLC ..........................    6,300       34
                                                   ------
                                                      494
                                                   ------
Other Financial Companies 2.5%

Compagnie Financiere Richemont AG .....      100      239
Edwards (A.G.) Inc. ...................    4,300      138
Federal Home Loan Mortgage Corp. ......    4,900      231
Federal National Mortgage Association .    2,900      181
Legg Mason Inc. .......................    1,800       65
Man (ED&F) Group PLC ..................    8,900       59
Morgan Stanley Dean Witter & Co. ......    1,100      157
                                                   ------
                                                    1,070
                                                   ------
Real Estate 0.0%

DBS Land Ltd. .........................    6,000       12
                                                   ------
Media 0.5%

Cable Television 0.1%

Granada Group PLC .....................    3,200       32
                                                   ------
Print Media 0.4%

Softbank Corp. ........................      200      191
                                                   ------


    The accompanying notes are an integral part of the financial statements.

                                       67 | Kemper Variable Series -
                                          | Kemper Horizon 5 Portfolio

(Dollars in thousands)

                                         Shares     Value
----------------------------------------------------------

 Service Industries 2.4%

 EDP Services 0.7%

 Affiliated Computer Services* ...........    3,800   $175
 First Data Corp. ........................    2,700    133
                                                    ------
                                                       308
                                                    ------
 Investment 0.6%

 Bear Stearns Companies, Inc. ............    2,425    104
 Raymond James Financial, Inc. ...........    7,800    145
                                                    ------
                                                       249
                                                    ------
 Miscellaneous Commercial 0.7%

 Cap Gemini Sogeti SA ....................      300     76
 Convergys Corp.* ........................    3,200     98
 Hanson PLC ..............................    4,300     36
 Personnel Group of America, Inc.* .......    4,700     48
 US Foodservice Inc.* ....................    2,800     47
                                                    ------
                                                       305
                                                    ------
 Miscellaneous Consumer 0.3%

 Go2Net, Inc.* ...........................      500     44
 Profit Recovery Group International, Inc.      600     16
 United Utilities PLC ....................    3,200     33
 Yahoo!, Inc.* ...........................      100     43
                                                    ------
                                                       136
                                                    ------
 Printing/Publishing 0.1%

 Mail-Well, Inc.* ........................    1,800     24
                                                    ------
 Durables 2.4%

 Aerospace 0.6%

 Alliant Techsystems, Inc.* ..............    1,800    111
 Primex Technologies, Inc. ...............    4,700     98
 United Technologies Corp. ...............    1,100     72
                                                    ------
                                                       281
                                                    ------
 Automobiles 1.0%

 Borg-Warner Automotive Inc. .............      840     34
 DaimlerChrysler AG ......................      300     23
 GKN PLC .................................   14,000    230
 Honda Motor Co., Ltd. ...................    1,000     37
 Monaco Coach Corp.* .....................      600     15
 Renault SA ..............................    1,000     49
 Tower Automotive, Inc.* .................    1,000     15
                                                    ------
                                                       403
                                                    ------
 Construction/Agricultural 0.1%

 Terex Corp.* ............................    1,200     33
                                                    ------
 Telecommunications Equipment 0.7%

 Advanced Fibre Communications, Inc.* ....    1,900     85
 LM Ericsson Telephone Co. "B" ...........    1,000     64
 Polycom, Inc.* ..........................      900     57
 Scientific-Atlanta, Inc. ................    1,600     90
                                                    ------
                                                       296
                                                    ------
 Manufacturing 4.3%

 Chemicals 1.5%

 Akzo Nobel NV ...........................    1,000     50
 BASF AG .................................    3,800    195
 BOC Group PLC ...........................    8,600    185
 Dow Chemical Co. ........................      200     27
 Kyowa Hakko Kogyp .......................    5,000     30


                                     Shares  Value
--------------------------------------------------

Mitsui Chemicals Inc. ............    3,000   $ 24
Praxair, Inc. ....................    1,900     96
                                            ------
                                               607
                                            ------
Containers & Paper 0.4%

FPB Holding AG ...................      595     94
UPM-Kymmene Oyj ..................    2,000     81
                                            ------
                                               175
                                            ------
Diversified Manufacturing 0.7%

Cooper Industries, Inc. ..........      800     32
Hillenbrand Industries, Inc. .....    1,900     60
Honeywell International, Inc. ....      900     52
Man AG ...........................    1,000     38
Pentair, Inc. ....................      700     27
Sulzer Brothers Ltd. (Registered)       100     65
                                            ------
                                               274
                                            ------
Electrical Product 0.3%

SLI, Inc.* .......................    3,100     42
Scana Corp. ......................    1,100     30
Taiyo Yuden Co., Ltd. ............    1,000     59
                                            ------
                                               131
                                            ------
Industrial Specialty 0.5%

QUALCOMM Inc.* ...................      800    141
Sherwin-Williams Co. .............    1,200     25
Westinghouse Air Brake Company ...    1,782     32
                                            ------
                                               198
                                            ------
Machinery/Components/Controls 0.9%

Illinois Tool Works, Inc. ........    2,235    151
Ingersoll-Rand Co. ...............    2,100    116
Okuma Corp. ......................   12,000     38
Reliance Steel & Aluminum Co. ....    3,250     76
Rolls-Royce PLC ..................    5,000     17
                                            ------
                                               398
                                            ------
Office Equipment /Supplies 0.0%

Xerox Corp. ......................      500     11
                                            ------
Miscellaneous 0.0%

Hon Industries, Inc. .............      100      2
                                            ------
Technology 5.8%

Computer Software 1.7%

America Online, Inc.* ............    2,100    158
Ancor Communications, Inc.* ......      400     27
Broadvision, Inc.* ...............      600    102
Exodus Communications, Inc.* .....      200     18
MicroStrategy Inc.* ..............      300     63
Microsoft Corp.* .................      800     93
Reynolds and Reynolds Company ....    4,100     92
Synopsys Ltd.* ...................    1,600    107
Verity, Inc. .....................      600     26
VerticalNet, Inc.* ...............      500     82
                                            ------
                                               768
                                            ------
Diverse Electronic Products 0.4%

Dell Computer Corp.* .............    2,000    102
InterVU Inc.* ....................      500     53
                                            ------
                                               155
                                            ------


    The accompanying notes are an integral part of the financial statements.

                                       68 | Kemper Variable Series -
                                          | Kemper Horizon 5 Portfolio

(Dollars in thousands)



                                         Shares     Value
------------------------------------------------------------

 Electronic Components 1.5%

 Cisco Systems, Inc.* ......................    2,800   $299
 Koninklijke (Royal) Philips Electronics N.V.   1,100    150
 SCI Systems, Inc.* ........................    1,100     90
 Technitrol, Inc. ..........................    1,900     85
                                                      ------
                                                         624
                                                      ------
 Military Electronics 0.7%

 Computer Sciences Corp.* ..................    2,200    208
 General Dynamics Corp. ....................    1,500     79
                                                      ------
                                                         287
                                                      ------
 Semiconductors 1.5%

 Alpha Industries* .........................      700     40
 Intel Corp. ...............................    3,800    313
 Linear Technology Corp. ...................    2,700    193
 Triquint Semiconductor, Inc.* .............      700     78
                                                      ------
                                                         624
                                                      ------
 Energy 0.9%

 Oil & Gas Production 0.5%

 Cabot Oil & Gas Corp. "A" .................    6,000     96
 Repsol SA .................................    4,470    104
 Tosco Corporation .........................    1,000     27
                                                      ------
                                                         227
                                                      ------
 Oil Companies 0.4%

 ENI SpA ...................................   18,400    101
 Elf Aquitaine SA ..........................      400     62
                                                      ------
                                                         163
                                                      ------
 Metals & Minerals 0.3%

 Steel & Metals

 AK Steel Holding Corp. ....................    1,030     19
 AMCOL International Corp. .................      960     15
 Bethlehem Steel Corp.* ....................    5,200     44
 Nucor Corp. ...............................    1,200     66
                                                      ------
                                                         144
                                                      ------
 Construction 1.4%

 Building Materials 1.0%

 Centex Construction Products, Inc. ........    1,200     47
 Fletcher Challenge Building Corp. .........   17,600     26
 Florida Rock Industries, Inc. .............      900     31
 Grupo Dragados, S.A .......................    1,200     11
 Holderbank Financiere Glaris AG (Bearer) ..      100    136
 LaFarge Corp. .............................    1,800     50
 Taiheiyo Cement Corp. .....................   24,000     46
 Vulcan Materials Co. ......................    1,600     64
                                                      ------
                                                         411
                                                      ------
 Building Products 0.3%

 Genlyte Group, Inc.* ......................    4,800    102
 Nortek, Inc.* .............................      700     20
                                                      ------
                                                         122
                                                      ------


                                                          Shares   Value
-------------------------------------------------------------------------

 Homebuilding 0.1%

 Del Webb Corp.* ......................................       650   $ 16
 Standard Pacific Corp. ...............................     3,800     42
                                                                  ------
                                                                      58
                                                                  ------
 Transportation 0.5%

 Marine Transportation 0.1%

 Newport News Shipbuilding, Inc. ......................       800     22
                                                                  ------
 Railroads 0.3%

 Tranz Rail Holdings, ADR .............................    13,100     24
 Trinity Industries, Inc. .............................     3,490    100
                                                                  ------
                                                                     124
                                                                  ------
 Trucking 0.1%

 Roadway Express, Inc. ................................     2,000     43
                                                                  ------
 Utilities 2.5%

 Electric Utilities 2.0%

 AES Corp.* ...........................................       800     60
 Black Hills Corp. ....................................       700     16
 CH Energy Group, Inc. ................................       900     30
 Calpine Corporation* .................................       800     51
 Chugoku Electric Power Co., Inc. .....................    16,000    248
 Electrabel NPV .......................................       300     98
 Endesa SA ............................................       900     18
 FPL Group, Inc. ......................................       600     26
 Kyushu Electric Power Co. ............................     7,700    113
 Northwestern Corp. ...................................     3,100     68
 OGE Energy Corp. .....................................       700     13
 Scottish Power PLC ...................................     3,000     23
 TNP Enterprises, Inc. ................................       300     12
 Texas Utilities Co., Inc. ............................     1,000     36
 WPS Resources Corp ...................................       700     18
                                                                  ------
                                                                     830
                                                                  ------
 Natural Gas Distribution 0.3%

 Columbia Energy Group ................................     1,850    117
                                                                  ------
 Water Supply 0.2%

 Aquarion Co. .........................................     1,500     55
 Kelda Group PLC ......................................     8,500     48
                                                                  ------
                                                                     103
                                                                  ------
 Miscellaneous 0.2%

 Miscellaneous

 Shinonogi ............................................     3,000     36
 Trizec Hahn Corporation ..............................     2,400     41
                                                                  ------
                                                                      77
                                                                  ------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $15,982)                                17,370
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $41,499) (a)          $42,198
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Horizon 5 Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

(a) The cost for federal income tax purposes was $41,499. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $699. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,834 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,135.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.

                                       69 | Kemper Variable Series -
                                          | Kemper Horizon 5 Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------
Investments in securities, at value (cost $41,499) .........................   $ 42,198
Foreign currency, at value, (cost $2) ......................................          2
Dividends receivable .......................................................         24
Interest receivable ........................................................        380
Receivable for Portfolio shares sold .......................................         55
Foreign taxes recoverable ..................................................          9
                                                                               --------
Total assets ...............................................................     42,668

Liabilities
---------------------------------------------------------------------------------------
Due to custodian bank ......................................................          3
Payable for Portfolio shares redeemed ......................................          8
Accrued management fee .....................................................         22
Other accrued expenses and payables ........................................          5
                                                                               --------
Total liabilities ..........................................................         38
---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 42,630
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .................................      1,382
Net unrealized appreciation (depreciation) on investments ..................        699
Accumulated net realized gain (loss) .......................................      1,513
Paid-in capital ............................................................     39,036
---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 42,630
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($42,630 / 31,963 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares   --------
   authorized) .............................................................   $  1.334
                                                                               --------

---------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
---------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------
Dividends (less foreign taxes withheld of $4) ..............................   $    234
Interest ...................................................................      1,548
                                                                               --------
Total income ...............................................................      1,782
                                                                               --------
Expenses:
Management fee .............................................................        234
Custodian fees .............................................................         40
Auditing ...................................................................          3
Legal ......................................................................          1
Trustees' fees and expenses ................................................          7
Reports to shareholders ....................................................          6
Other ......................................................................          4
                                                                               --------
Total expenses, before expense reductions ..................................        295
Expense reductions .........................................................         --
                                                                               --------
Total expenses, after expense reductions ...................................        295
---------------------------------------------------------------------------------------
Net investment income (loss)                                                      1,487
---------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ................................................................      1,512
Foreign currency related transactions ......................................         (5)
                                                                               --------
                                                                                  1,507
Net unrealized appreciation (depreciation) during the period on:
Investments ................................................................     (1,020)
---------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          487
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  1,974
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       70 | Kemper Variable Series -
                                          | Kemper Horizon 5 Portfolio

(in thousands)

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              Year Ended December 31,
Increase (Decrease) in Net Assets                                                                 1999        1998
-------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..............................................................   $  1,487    $    894
Net realized gain (loss) ..................................................................      1,507          12
Net unrealized appreciation (depreciation) on investment transactions during the period ...     (1,020)      1,250
                                                                                              --------    --------
Net increase (decrease) in net assets resulting from operations ...........................      1,974       2,156
Distributions to shareholders:
From net investment income ................................................................       (861)       (154)
                                                                                              --------    --------
From net realized gains ...................................................................         --        (460)
                                                                                              --------    --------
Portfolio share transactions:
Proceeds from shares sold .................................................................     13,925      18,592
Reinvestment of distributions .............................................................        861         614
Cost of shares redeemed ...................................................................     (6,010)     (2,265)
                                                                                              --------    --------
Net increase (decrease) in net assets from Portfolio share transactions ...................      8,776      16,941
                                                                                              --------    --------
Increase (decrease) in net assets .........................................................      9,889      18,483
Net assets at beginning of period .........................................................     32,741      14,258
Net assets at end of period (including undistributed net investment income (loss) of $1,382   --------    --------
   and $993, respectively) ................................................................   $ 42,630    $ 32,741
                                                                                              --------    --------

Other Information
-------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .................................................     25,088      11,715
                                                                                              --------    --------
Shares sold ...............................................................................     10,840      14,923
Shares issued to shareholders in reinvestment of distributions ............................        669         486
Shares redeemed ...........................................................................     (4,634)     (2,036)
                                                                                              --------    --------
Net increase (decrease) in Portfolio shares ...............................................      6,875      13,373
                                                                                              --------    --------
Shares outstanding at end of period .......................................................     31,963      25,088
                                                                                              --------    --------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                1999     1998     1997     1996(b)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $1.305   1.224    1.096    1.000
                                                                          -----------------------------------
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                .050(a) .028     .043     .023
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments transactions         .009    .093     .095     .073
                                                                          -----------------------------------
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .059    .121     .138     .096
-------------------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------------------
Net investment income                                                      (.030)  (.010)   (.010)      --
-------------------------------------------------------------------------------------------------------------
Net realized gains (loss) on investment transactions                          --   (.030)      --       --
                                                                          -----------------------------------
-------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.030)  (.040)   (.010)      --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $1.334   1.305    1.224    1.096
                                                                          -----------------------------------
-------------------------------------------------------------------------------------------------------------
Total return (%)                                                            4.86   10.00    12.70     9.59**
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                   42,630  32,741   14,258    2,534
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .76     .66      .97     1.01*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .76     .66      .97      .83*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   3.81    3.85     3.63     3.60*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   33      42       89       13*
-------------------------------------------------------------------------------------------------------------



(a)      Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                                       71 | Kemper Variable Series -
                                          | Kemper Horizon 5 Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                              December 31, 1999

Kemper Small Cap Growth Portfolio

Despite a market that generally favored larger-capitalization names throughout the year, small-cap stocks rallied in the latter half, pushing the Russell 2000 Index slightly ahead of the Russell 1000 Index for 1999. This burst of energy enabled the Kemper Small Cap Growth Portfolio to enjoy a successful year as it outpaced its benchmark, the Russell 2000 Index.

Technology stocks, specifically semiconductor, communication and computer software-based companies, fueled the portfolio's solid performance. Strong contributors included Comverse Technology, Advanced Digital Information and Applied Micro Circuits.

Our underweighting of lackluster sectors such as financial services and health care also helped the portfolio stay on track.

While small-cap stocks may continue to rebound, they trailed their larger-cap peers over the last five years. Our analysis, however, has uncovered a number of pockets in our universe that we believe have outstanding long-term prospects, particularly in the Internet, data management and telecommunications areas. We will continue to deploy a bottom-up stock selection process to help identify the most attractive potential growth opportunities.

J.C. Cabrera
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Small Cap Growth Portfolio from 5/2/1994 to 12/31/1999
--------------------------------------------------------------------------------

                           The Russell 2000 Index is a capitalization weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market capitalization of $591 million. The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends and is compiled by the Frank Russell Company.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

            Kemper Small Cap      Russell 2000             Russell 2000
            Growth Portfolio      Index                    Growth Index

  1994.25     10000                   10000                   10000
  1994.5       9790                    9660                    9573
  1994.75     10433                   10331                   10465
  1995        10395                   10141                   10387
  1995.25     11108                   10609                   10956
  1995.5      11995                   11603                   12043
  1995.75     13529                   12750                   13411
  1996        13521                   13027                   13609
  1996.25     14555                   13692                   14391
  1996.5      15660                   14377                   15233
  1996.75     17028                   14427                   15102
  1997        17313                   15177                   15142
  1997.25     16795                   14393                   13554
  1997.5      19880                   16727                   15933
  1997.75     23345                   19216                   18627
  1998        23233                   18572                   17101
  1998.25     26074                   20439                   19133
  1998.5      26300                   19484                   18033
  1998.75     21902                   15558                   14002
  1999        27501                   18096                   17312
  1999.25     26194                   17115                   17021
  1999.5      28641                   19776                   19532
  1999.75     28258                   18526                   18572
  2000        37006                   21942                   24774


-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns^1
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Life of
For the periods ended December 31, 1999                      1-year        5-year       portfolio
-----------------------------------------------------------------------------------------------------------------------------
Kemper Small Cap Growth Portfolio                            34.56%         28.92%        25.97%      (Since 5/2/1994)
-----------------------------------------------------------------------------------------------------------------------------


^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

         Investments by the portfolio in small-cap companies present greater risk of loss than investments in larger, more established companies.

         The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

         Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                                       72 | Kemper Variable Series -
                                          | Kemper Small Cap Growth Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Small Cap Growth Portfolio

                                        Principal
                                         Amount     Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Paper 9.6%
--------------------------------------------------------------------------------

 Bell Atlantic Network Funding Corp.,
    1/18/2000 ...........................   $ 2,000   $1,994
 Conagra, Inc., 6.8%, 1/6/2000 ..........     3,000    2,996
 Conagra, Inc., 6.9%, 1/14/2000 .........     1,500    1,496
 Countrywide Home Loans, 6.17%,
    1/3/2000 ............................     1,500    1,499
 Enron Corp., 7%, 01/12/2000 ............     3,000    2,994
 Federal Home Loan Bank, 5.73%,
    1/14/2000 ...........................     5,000    4,990
 Federal Home Loan Bank, 5%, 1/31/2000 ..     1,500    1,494
 Federal National Mortgage Association,
    5.65% with various maturities
    to 1/6/2000 .........................     3,000    2,998
 Ford Motor Credit Corp., 6.26%, 1/5/2000     2,000    1,999
 Pitney Bowes Credit Corp., 5.2%,
    1/28/2000 ...........................     3,000    2,988

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $25,448)                 25,448
--------------------------------------------------------------------------------


                                         Shares     Value
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Common Stocks 90.4%
--------------------------------------------------------------------------------

Consumer Discretionary 6.9%

Department & Chain Stores 1.6%

Men's Wearhouse, Inc.* .............    81,000   2,379
Pacific Sunwear of California, Inc.*    58,300   1,859
                                                 -----
                                                 4,238
                                                 -----
Home Furnishings 0.7%

Linens 'n Things, Inc.* ............    64,100   1,899
                                                 -----
Recreational Products 0.3%

THQ, Inc.* .........................    39,400     914
                                                 -----
Restaurants 0.7%

CEC Entertainment, Inc.* ...........    66,800   1,895
                                                 -----
Specialty Retail 3.6%

Cinar Corp.* .......................   163,400   4,003
Cost Plus, Inc.* ...................    68,250   2,432
O'Reilly Automotive* ...............    70,200   1,509
Zale Corp.* ........................    34,600   1,674
                                                 -----
                                                 9,618
                                                 -----
Health 6.9%

Biotechnology 2.1%

Gene Logic, Inc.* ..................    17,300     458
IDEC Pharmaceuticals Corp.* ........    12,400   1,218
Maxygen, Inc.* .....................     5,800     413
MedImmune, Inc.* ...................    10,485   1,739
QLT Phototherapeutics Inc.* ........    28,000,  1,647
                                                 -----
                                                 5,475
                                                 -----


                                           Shares     Value
------------------------------------------------------------

Medical Supply & Specialty 2.0%

Medtronic, Inc. .......................    59,946   $ 2,184
ResMed, Inc.* .........................     6,800       284
VISX, Inc.* ...........................    53,500     2,769
                                                    -------
                                                      5,237
                                                    -------
Pharmaceuticals 2.8%

Alpharma Inc. .........................    60,300     1,854
Biovail Corp. Intl.* ..................    60,400     5,663
                                                    -------
                                                      7,517
                                                    -------
Communications 5.6%

Cellular Telephone 0.1%

TeleCorp. PCS, Inc.* ..................     3,200       122
                                                    -------
Telephone/Communications 5.5%

Adelphia Business Solutions, Inc. .....    41,300     1,982
Crown Castle International Corp.* .....    63,300     2,034
Digital Microwave Corp.* ..............   134,900     3,162
iBasis, Inc.* .........................     6,100       175
Lightbridge, Inc.* ....................     9,800       272
Next Level Communications, Inc.* ......     2,700       202
Pinnacle Holdings, Inc.* ..............    82,700     3,504
Proxim, Inc.* .........................     8,900       979
Somera Communications, Inc.* ..........   ,19,600       244
Time Warner Telecom, Inc. "A"* ........    39,900     1,993
Triton PCS Holdings, Inc. "A"* ........       200         9
                                                    -------
                                                     14,556
                                                    -------
Financial 4.6%

Banks 3.2%

Bank United Corp. .....................    48,900     1,333
National Commerce Bancorp .............    80,700     1,831
People's Heritage Financial Group, Inc.    95,600     1,440
Texas Regional Bancshares, Inc. .......    73,800     2,140
U.S. Trust Corporation ................    19,600     1,572
                                                    -------
                                                      8,316
                                                    -------
Other Financial Companies 1.4%

Bay View Capital Corp. ................    87,800     1,246
Legg Mason, Inc. ......................    36,800     1,334
NCO Group, Inc.* ......................    41,000     1,235
                                                    -------
                                                      3,815
                                                    -------
Media 3.8%

Advertising 1.3%

Interep National Radio Sales, Inc.* ...    83,600     1,118
Ticketmaster Online-CitySearch, Inc.* .    60,700     2,333
                                                    -------
                                                      3,451
                                                    -------
Broadcasting & Entertainment 2.5%

Cumulus Media Inc. "A"* ...............    54,300     2,756
Hearst-Argyle Television, Inc.* .......    30,100       801
StarMedia Network, Inc.* ..............    78,700     3,153
                                                    -------
                                                      6,710
                                                    -------
Service Industries 11.2%

EDP Services 4.0%

ChoicePoint Inc.* .....................    77,200     3,194


    The accompanying notes are an integral part of the financial statements.

                                       73 | Kemper Variable Series -
                                          | Kemper Small Cap Growth Portfolio

(Dollars in thousands)



                                          Shares     Value
----------------------------------------------------------

Micromuse, Inc.* .....................    21,300   $ 3,621
Verio Inc.* ..........................    79,800     3,686
                                                   -------
                                                    10,501
                                                   -------
Miscellaneous Commercial Services 4.6%

AnswerThink Consulting Group, Inc.* ..    79,700     2,730
Concord EFS, Inc.* ...................   108,900     2,804
FreeMarkets, Inc.* ...................     2,900       990
Metris Companies Inc. ................    94,800     3,383
Plexus Corp.* ........................    32,200     1,417
United Rentals, Inc.* ................    56,300       964
                                                   -------
                                                    12,288
                                                   -------
Miscellaneous Consumer Services 2.6%

Education Management Corporation* ....    96,200     1,347
GetThere.com, Inc.* ..................    58,800     2,367
Infospace.com, Inc.* .................    14,500     3,103
                                                   -------
                                                     6,817
                                                   -------
Durables 0.4%

Automobiles
Dura Automotive Systems, Inc.* .......    32,400       565
Tower Automotive, Inc.* ..............    24,600       380
                                                   -------
                                                       945
                                                   -------
Manufacturing 4.3%

Electrical Products 2.0%

ATMI, Inc. ...........................    75,200     2,486
Anadigics, Inc.* .....................    56,900     2,685
                                                   -------
                                                     5,171
                                                   -------
Industrial Specialty 1.7%

E-Tek Dynamics, Inc.* ................    32,900     4,429
                                                   -------
Miscellaneous 0.6%

Dril-Quip, Inc.* .....................    53,900     1,637
                                                   -------
Technology 43.3%

Computer Software 27.0%

Advanced Digital Information Corp.* ..    83,500     4,060
Allaire Corp.* .......................    12,500     1,813
BEA Systems, Inc.* ...................    67,400     4,714
Be Free, Inc.* .......................     8,000       575
Business Objects, S.A.* ..............    59,300     7,924
CacheFlow Inc.* ......................     2,100       274
Comverse Technologies* ...............    53,650     7,766
Cybergold, Inc.* .....................   106,600     1,885
Entrust Technologies Inc.* ...........    75,600     4,531
Globix Corp.* ........................    38,400     2,304
HNC Software, Inc.* ..................    36,400     3,849
JDA Software Group, Inc* .............    38,500       630
Marimba, Inc.* .......................    59,100     2,722
McAfee.com Corp.* ....................     4,600       207
Mediaplex, Inc.* .....................    17,100     1,073
Metasolv Software, Inc.* .............     4,400       360
Mpath Interactive, Inc.* .............    81,500     2,170
MyPoints.com* ........................    21,000     1,554
Netcentives Inc.* ....................    13,500       841
Netegrity, Inc.* .....................    83,900     4,777


                                                Shares     Value
----------------------------------------------------------------

 Parametric Technology Corp.* ..............    95,000   $ 2,571
 Preview Systems, Inc.* ....................    44,600     2,893
 Quintus Corp.* ............................     5,800       266
 S1 Corp.* .................................    37,000     2,891
 SilverStream Software, Inc.* ..............    17,300     2,059
 Verity, Inc.* .............................   114,400     4,869
 Watchguard Technologies, Inc.* ............    33,400     1,010
 Xpedior, Inc.* ............................    29,200       840
                                                          ------
                                                          71,428
                                                          ------
 Diverse Electronic Products 0.0%

 JNI Corp.* ................................       700        46
                                                          ------
 EDP Peripherals 3.0%

 Mercury Interactive Corp.* ................    42,800     4,620
 Symbol Technologies, Inc. .................    49,800     3,165
                                                          ------
                                                           7,785
                                                          ------
 Electronic Components/Distributors 5.4%

 Applied Micro CircuitsCorp* ...............    53,700     6,833
 Jabil Circuit* ............................    63,600     4,643
 Photronics, Inc.* .........................    32,800       939
 Powerwave Technologies,* Inc. .............    29,400     1,716
                                                          ------
                                                          14,131
                                                          ------
 Electronic Data Processing 0.9%

 Webtrends Corp.* ..........................    30,300     2,454
                                                          ------
 Semiconductors 6.0%

 Alpha Industries* .........................    76,600     4,390
 Cree Research, Inc.* ......................    53,200     4,542
 QLogic Corp.* .............................    12,800     2,046
 Semitech Corporation* .....................    65,200     3,399
 Transwitch Corp.* .........................    19,800     1,437
 Virata Corp.* .............................     2,000        60
                                                          ------
                                                          15,874
                                                          ------
 Precision Instruments 1.0%

 Harmonic Inc.* ............................    28,600     2,715
                                                          ------
 Energy 1.3%

 Oil & Gas Production 0.6%

 Devon Energy Corp. ........................    29,400       967
 Plains Resources, Inc.* ...................    46,800       585
                                                          ------
                                                           1,552
                                                          ------
 Oil/Gas Transmission 0.2%

 Western Gas Resources, Inc. ...............    51,900       684
                                                          ------
 Oilfield Services/Equipment 0.5%

 Cal Dive International, Inc.* .............    39,800     1,318
                                                          ------
 Transportation 1.5%

 Air Freight 1.1%

 Expeditors International of Washington, Inc.   67,400     2,953
                                                          ------
 Railroads 0.4%

 C.H. Robinson Worldwide, Inc. .............    22,400       891
                                                          ------


    The accompanying notes are an integral part of the financial statements.

                                       74 | Kemper Variable Series -
                                          | Kemper Small Cap Growth Portfolio

(Dollars in thousands)

                                                            Shares     Value
----------------------------------------------------------------------------

 Utilities 0.6%

 Electric Utilities
 Illinova Corp. ........................................     43,000   $1,494
                                                                      ------

----------------------------------------------------------------------------
Total Common Stocks (Cost $160,285)                                  238,876
----------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $185,733) (a)            $264,324
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper Small Cap Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

(a) The cost for federal income tax purposes was $185,785. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $78,539. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $84,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,715.



    The accompanying notes are an integral part of the financial statements.

                                       75 | Kemper Variable Series -
                                          | Kemper Small Cap Growth Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (cost $185,733) ..........................   $ 264,324
Dividends receivable .........................................................          27
Receivable for Portfolio shares sold .........................................         714
Other assets .................................................................           1
                                                                                 ---------
Total assets .................................................................     265,066

Liabilities
------------------------------------------------------------------------------------------
Due to custodian bank ........................................................         306
Accrued management fee .......................................................         120
Other accrued expenses and payables ..........................................          38
                                                                                 ---------
Total liabilities ............................................................         464
------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 264,602
------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ...................................          (3)
Net unrealized appreciation (depreciation) on investments ....................      78,591
Accumulated net realized gain (loss) .........................................      29,179
Paid-in capital ..............................................................     156,835
------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 264,602
------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($264,602 / 99,701
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ---------
   of shares authorized) .....................................................   $   2.654
                                                                                 ---------


--------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------
Dividends .................................................................   $    265
Interest ..................................................................        557
                                                                              --------
Total income ..............................................................        822
                                                                              --------
Expenses:
Management fee ............................................................      1,298
Custodian fees ............................................................         34
Auditing ..................................................................         12
Legal .....................................................................          7
Trustees' fees and expenses ...............................................         20
Reports to shareholders ...................................................         43
Registration fees .........................................................          8
Other .....................................................................          4
                                                                              --------
Total expenses, before expense reductions .................................      1,426
Expense reductions ........................................................         (2)
                                                                              --------
Total expenses, after expense reductions ..................................      1,424
--------------------------------------------------------------------------------------
Net investment income (loss)                                                      (602)
--------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................     31,367
Net unrealized appreciation (depreciation) during the period on investments     36,188
--------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                      67,555
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 66,953
--------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       76 | Kemper Variable Series -
                                          | Kemper Small Cap Growth Portfolio

(in thousands)

------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended December 31,
Increase (Decrease) in Net Assets                                                             1999          1998
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $    (602)   $     (16)
Net realized gain (loss) on investment transactions .....................................      31,367       (1,589)
Net unrealized appreciation (depreciation) on investment transactions during the period .      36,188       31,648
                                                                                            ---------    ---------
Net increase (decrease) in net assets resulting from operations .........................      66,953       30,043
Distributions to shareholders:
From net realized gains .................................................................        --        (25,813)
                                                                                            ---------    ---------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      38,056       57,595
Cost of shares redeemed .................................................................     (48,742)      25,813
                                                                                            ---------    ---------
Net increase (decrease) in net assets from Portfolio share transactions .................     (10,686)      66,690
                                                                                            ---------    ---------
Increase (decrease) in net assets .......................................................      56,267       70,920
Net assets at beginning of period .......................................................     208,335      137,415
Net assets at end of period (including undistributed net investment income (loss) of $(3)   ---------    ---------
   and $51, respectively) ...............................................................   $ 264,602    $ 208,335
                                                                                            ---------    ---------
Other Information
------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     105,693       69,790
                                                                                            ---------    ---------
Shares sold .............................................................................      18,715       31,582
Shares issued to shareholders in reinvestment of distributions ..........................        --         13,797
Shares redeemed .........................................................................     (24,707)      (9,476)
                                                                                            ---------    ---------
Net increase (decrease) in Portfolio shares .............................................      (5,992)      35,903
                                                                                            ---------    ---------
Shares outstanding at end of period .....................................................      99,701      105,693
                                                                                            ---------    ---------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                            1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $1.971     1.969   1.677    1.346    1.039
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     (.006)(a)    --    .004     .002     .005
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments transactions               .689      .342    .488     .369     .307
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  .683      .342    .492     .371     .312
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                               --        --   (.010)      --    (.005)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                       --     (.340)  (.190)   (.040)      --
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 --     (.340)  (.200)   (.040)   (.005)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $2.654     1.971   1.969    1.677    1.346
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                 34.56     18.37   34.20    28.04    30.07
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                        264,602   208,335 137,415  69,137   35,373
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    .71       .70     .71      .75      .87
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     .71       .70     .71      .75      .87
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                         (.30)     (.01)    .20      .15      .42
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                        208       276     330      156       81
-----------------------------------------------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.



    The accompanying notes are an integral part of the financial statements.

                                       77 | Kemper Variable Series -
                                          | Kemper Small Cap Growth Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                              December 31, 1999

Kemper Technology Growth Portfolio

1999 proved to be an outstanding year for technology stocks in general and the Kemper Technology Growth Portfolio in specific. From its inception in May through the end of December, the portfolio posted returns far surpassing those of its benchmark, the Russell 1000 Growth Index.

During the year, the portfolio found opportunities in nearly every corner of the technology universe, although we generally shied away from some of the largest and best-known Internet names, which we felt were generally overvalued. That strategy paid off mid-year, when Internet names led a technology correction.

However, we enjoyed tremendous success with companies that are fueling the growth of the Internet, such as Internet-infrastructure and software names. The portfolio also enjoyed gains from some of its semiconductor holdings, which performed well throughout the last half of the year.

Of late, we've been finding new opportunities in the broadening market. A number of smaller-capitalization and mid-cap technologies companies have been building momentum, thanks in part to their relatively lower prices and the strong economic climate. In the year ahead, we will be on the lookout for ways to incorporate the growth potential of top-quality, smaller companies in the portfolio.

James B. Burkart
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Technology Growth Portfolio from 5/3/1999 to 12/31/1999
--------------------------------------------------------------------------------

                           The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Hambrecht & Quist Technology Index is a market-capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

              Kemper Technology   Russell 1000       Hambrecht & Quist
              Growth Portfolio    Growth Index       Technology Index

1999.35          10000             10000                 10000
1999.5           11014             10700                 11258
1999.75          11623             10308                 11910
2000             17770             12898                 19493


--------------------------------------------------------------------------------
Total Return^1
--------------------------------------------------------------------------------
                                                 Life of
For the periods ended December 31, 1999         portfolio
--------------------------------------------------------------------------------
Kemper Technology Growth Portfolio               77.70%*      (Since 5/3/1999)
--------------------------------------------------------------------------------


^1 Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

         The portfolio may concentrate investments in specific sectors, which creates special risk considerations.

         Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies.

         The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

         Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

*        Total returns are since inception and are not annualized.



                                       78 | Kemper Variable Series -
                                          | Kemper Technology Growth Portfolio

Investment Portfolio                                    as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Technology Growth Portfolio

                                            Principal
                                              Amount     Value
--------------------------------------------------------------


--------------------------------------------------------------
Repurchase Agreements 0.9%
--------------------------------------------------------------

 State Street Bank and Trust Company, 2.8%
    1/3/2000, to be repurchased at $727 (b)             ------
    (Cost $727) ...........................   $   727   $  727
                                                        ------

--------------------------------------------------------------
Commercial Paper 21.8%
--------------------------------------------------------------

 Federal Home Loan Bank, 5.73%,
    1/14/2000 .............................     1,800    1,796
 Federal Home Loan Bank, 4.51%,
    1/18/2000 .............................     5,000    4,989
 Federal Home Loan Mortgage Corp. 4.5%,
    1/5/2000 ..............................     1,500    1,499
 Federal Home Loan Mortgage Corp., 5.76%,
    1/31/2000 .............................     5,000    4,976
 Federal National Mortgage Association,
    5.65%, 1/6/2000 .......................     5,000    4,996

--------------------------------------------------------------
Total Commercial Paper (Cost $18,256)                   18,256
--------------------------------------------------------------




                                         Shares     Value
----------------------------------------------------------

----------------------------------------------------------
Common Stocks 77.3%
----------------------------------------------------------

 Health 1.3%

 Biotechnology 1.1%

 Affymetrix, Inc.* ......................    2,200     373
 Genentech, Inc.* .......................    2,200     296
 QLT Phototherapeutics, Inc.* ...........    4,000     235
                                                    ------
                                                       904
                                                    ------
 Medical Supply & Specialty 0.2%

 Biomet, Inc.* ..........................    5,000     200
                                                    ------
 Communications 5.7%

 Cellular Telephone 0.3%

 Nokia Oy "A" (ADR) .....................    1,400     266
                                                    ------
 Telephone/Communications 5.4%

 Advanced Radio Telecom Corp* ...........   20,000     480
 Inet Technologies, Inc.* ...............    1,500     105
 Intermedia Communications Inc.* ........   10,000     388
 JDS Uniphase Corp.* ....................   12,000   1,936
 Nortel Networks Corp. ..................   10,000   1,010
 Qwest Communications International Inc.*   16,000     688
                                                    ------
                                                     4,607
                                                    ------
 Media 1.7%

 Advertising 0.8%

 DoubleClick,Inc.* ......................    2,600     658
                                                    ------
 Cable Television 0.9%

 AT&T Corp -- Liberty Media Group* ......    6,500     369


                                         Shares     Value
--------------------------------------------------------

 EchoStar Communications Corp.* ......    3,700   $  361
                                                  ------
                                                     730
                                                  ------
 Service Industries 8.3%

 EDP Services 2.8%

 Electronic Data Systems Corp. .......   15,000    1,004
 First Data Corp. ....................   15,000      740
 VeriSign, Inc.* .....................    3,200      610
                                                  ------
                                                   2,354
                                                  ------
 Miscellaneous Commercial Services 1.4%

 FreeMarkets, Inc.* ..................      200       68
 Siebel Systems, Inc.* ...............    8,000      672
 Technology Solutions Co.* ...........   12,000      393
                                                  ------
                                                   1,133
                                                  ------
 Miscellaneous Consumer Services 4.1%

 Akamai Technologies, Inc.* ..........      100       33
 Infospace.com, Inc.* ................    6,000    1,284
 Yahoo!, Inc.* .......................    4,500    1,947
 eBay, Inc.* .........................    1,500      188
                                                  ------
                                                   3,452
                                                  ------
 Durables 1.4%

 Telecommunications Equipment
 Lucent Technologies, Inc. ...........    7,335      549
 Tellabs, Inc.* ......................   10,000      642
                                                  ------
                                                   1,191
                                                  ------
 Manufacturing 3.1%

 Industrial Specialty 2.2%

 Corning, Inc. .......................    3,600      464
 QUALCOMM Inc.* ......................    8,000    1,409
                                                  ------
                                                   1,873
                                                  ------
 Office Equipment/Supplies 0.9%

 Lexmark International Group, Inc. "A"*   8,500      769
                                                  ------
 Technology 55.8%

 Computer Software 27.2%

 Advanced Digital Information Corp.* .    7,000      340
 Agile Software Corp.* ...............    3,000      652
 America Online, Inc.* ...............   27,936    2,107
 BEA Systems, Inc.* ..................   12,000      839
 Broadvision, Inc.* ..................    1,800      306
 Brocade Communications Systems, Inc.*    5,000      885
 Business Objects, S.A.* .............    7,800    1,042
 CacheFlow Inc.* .....................    5,000      653
 Electronic Arts, Inc.* ..............    1,000       84
 Exchange Applications, Inc.* ........    8,000      447
 I2 Technologies Inc.* ...............    3,000      585
 Intertrust Technologies Corp.* ......    2,900      341
 Intuit, Inc.* .......................   30,225    1,812
 Legato Systems, Inc.* ...............    4,000      275
 Macromedia, Inc.* ...................    5,500      402
 Metasolv Software, Inc.* ............    6,900      564


    The accompanying notes are an integral part of the financial statements.

                                       79 | Kemper Variable Series -
                                          | Kemper Technology Growth Portfolio

(Dollars in thousands)


                                   Shares     Value
---------------------------------------------------

 Microsoft Corp.* ..............   20,060   $ 2,342
 NVIDIA Corp.* .................   13,000       610
 Oracle Corp.* .................   22,000     2,465
 Parametric Technology Corp.* ..   20,000       541
 Portal Software, Inc.* ........    4,000       412
 Rational Software Corp.* ......   15,000       737
 RealNetworks, Inc.* ...........    3,000       361
 Remedy Corp.* .................   12,000       569
 SAP AG (Sponsored ADR) ........   16,000       833
 Sycamore Networks, Inc.* ......    4,000     1,232
 Synopsys Ltd.* ................    6,700       447
 Vignette Corp.* ...............    3,400       554
 Wind River Systems* ...........    8,000       294
                                             ------
                                             22,731
                                             ------

 Diverse Electronic Products 9.9%

 Applied Materials, Inc.* ......   14,289     1,810
 Dell Computer Corp.* ..........   10,000       510
 InterVoice-Brite, Inc.* .......   15,000       349
 KLA Tencor Corp.* .............    8,000       891
 Molex Incorporated ............    2,000       113
 Molex Inc. "A" ................    8,110       367
 Motorola, Inc. ................   16,140     2,377
 Solectron Corp.* ..............   11,150     1,061
 Teradyne, Inc.* ...............   12,000       792
                                             ------
                                              8,270
                                             ------
 EDP Peripherals 1.9%

 EMC Corp.* ....................    7,300       798


                                                          Shares     Value
--------------------------------------------------------------------------

 VERITAS Software Corp.* ..............................     5,750   $  823
                                                                    ------
                                                                     1,621
                                                                    ------
 Electronic Components 5.0%

 Broadcom Corp.* ......................................     2,800      763
 Cisco Systems, Inc.* .................................    20,000    2,143
 Gateway, Inc.* .......................................     1,000       72
 Juniper Networks, Inc.* ..............................     3,000    1,020
 SCI Systems, Inc.* ...................................     2,000      164
                                                                    ------
                                                                     4,162
                                                                    ------
 Electronic Data Processing 1.2%

 Sun Microsystems, Inc.* ..............................    12,524      970
                                                                    ------
 Semiconductors 10.6%

 Conexant Systems, Inc.* ..............................     8,000      531
 Intel Corp. ..........................................    14,000    1,152
 Linear Technology Corp. ..............................    10,000      716
 Maxim Integrated Products Inc.* ......................    18,000      849
 Micron Technology, Inc.* .............................     9,000      700
 PMC-Sierra, Inc.* ....................................     3,500      562
 Sanmina Corp.* .......................................     4,000      400
 Texas Instruments, Inc. ..............................    15,872    1,538
 Vitesse Semiconductor Corp.* .........................    10,000      524
 Xilinx, Inc.* ........................................    42,000    1,910
                                                                    ------
                                                                     8,882
                                                                    ------

--------------------------------------------------------------------------
Total Common Stocks (Cost $44,875)                                  64,773
--------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $63,858) (a)            $83,756
--------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper Technology Growth Portfolio of Investments
--------------------------------------------------------------------------------


*        Non-income producing security.

(a) The cost for federal income tax purposes was $63,858. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $19,898. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,026 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $128.

(b) Repurchase agreement is fully collateralized by the U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.

                                       80 | Kemper Variable Series -
                                          | Kemper Technology Growth Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------
Investments in securities, at value (cost $63,858) .........................   $ 83,756
Dividends receivable .......................................................          3
Receivable for Portfolio shares sold .......................................        521
                                                                               --------
Total assets ...............................................................     84,280

Liabilities
---------------------------------------------------------------------------------------
Accrued management fee .....................................................         31
Other accrued expenses and payables ........................................         40
                                                                               --------
Total liabilities ..........................................................         71
---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 84,209
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .................................         83
Net unrealized appreciation (depreciation) on investments ..................     19,898
Accumulated net realized gain (loss) .......................................        695
Paid-in capital ............................................................     63,533
---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 84,209
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($84,209 / 47,388 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares   --------
   authorized) .............................................................   $  1.777
                                                                               --------

---------------------------------------------------------------------------------------
Statement of Operations for the period ended December 31, 1999 (a)
---------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------
Dividends ..................................................................   $      8
Interest ...................................................................        206
                                                                               --------
Total investment income ....................................................        214
                                                                               --------
Expenses:
Management fee .............................................................        105
Custodian and accounting fees ..............................................         29
Auditing ...................................................................          8
Legal ......................................................................          1
Trustees' fees and expenses ................................................          1
Reports to shareholders ....................................................          3
Registration fees ..........................................................         18
Other ......................................................................          1
                                                                               --------
Total expenses, before expense reductions ..................................        166
Expense reductions .........................................................        (36)
                                                                               --------
Total expenses, after expense reductions ...................................        130
---------------------------------------------------------------------------------------
Net investment income (loss)                                                         84
---------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ................................................................        695
Foreign currency related transactions ......................................         (1)
                                                                               --------
                                                                                    694
Net unrealized appreciation (depreciation) during the period on investments      19,898
---------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                       20,592
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $ 20,676
---------------------------------------------------------------------------------------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.



    The accompanying notes are an integral part of the financial statements.

                                       81 | Kemper Variable Series -
                                          | Kemper Technology Growth Portfolio

(in thousands)

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                                          December 31,
Increase (Decrease) in Net Assets                                                           1999(a)
------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $     84
Net realized gain (loss) ................................................................        694
Net unrealized appreciation (depreciation) on investment transactions during the period .     19,898
                                                                                            --------
Net increase (decrease) in net assets resulting from operations .........................     20,676
                                                                                            --------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     63,797
Cost of shares redeemed .................................................................     (1,764)
                                                                                            --------
Net increase (decrease) in net assets from Portfolio share transactions .................     62,033
                                                                                            --------
Increase (decrease) in net assets .......................................................     82,709
Net assets at beginning of period .......................................................      1,500
                                                                                            --------
Net assets at end of period (including undistributed net investment income (loss) of $83)   $ 84,209
                                                                                            --------

Other Information
------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................      1,500
                                                                                            --------
Shares sold .............................................................................     47,160
Shares redeemed .........................................................................     (1,272)
                                                                                            --------
Net increase (decrease) in Portfolio shares .............................................     45,888
                                                                                            --------
Shares outstanding at end of period .....................................................     47,388
                                                                                            --------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Period Ended December 31,                                                                                            1999(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                                $1.000
                                                                                                                    ---------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                                                      .005
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments transactions                                                   .772
                                                                                                                    ---------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                      .777
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                      $1.777
                                                                                                                    ---------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                                     77.70**
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                                             84,209
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                                       1.19*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                                         .94*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                              .60*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                             34*
-----------------------------------------------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                                       82 | Kemper Variable Series -
                                          | Kemper Technology Growth Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Value+Growth Portfolio

Growth stocks propelled the Kemper Value+Growth Portfolio throughout much of 1999, as the market generally continued to shun all but a small handful of value names.

Our technology exposure was especially beneficial during the year. In the fourth quarter, several of the portfolio's largest positions -- such as Cisco Systems and Sun Microsystems -- turned in solid returns, as did selected media and advertising names. Internet companies spent heavily on advertising, a trend that benefited many of our advertising and media holdings.

Value-oriented financial service stocks, which received a boost in October, stumbled again late in the year amid renewed interest rate concerns. We are monitoring that group with caution, although the current environment does afford us the opportunity to seek out some good values.

We remain enthusiastic about the prospects for technology stocks, and we will continue to draw on our disciplined, time-tested investment approach to seek out high-quality names with long-term performance potential. We will also maintain the portfolio's balance between growth and value stocks, believing there are many buying opportunities in the value universe that will benefit the portfolio down the road.

Donald E. Hall
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Value+Growth Portfolio from 5/1/1996 to 12/31/1999
--------------------------------------------------------------------------------

                           The Russell 1000 Index is an unmanaged
                           capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the U.S. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

          Kemper Value+Growth    Russell 1000          Standard & Poor's
          Portfolio              Index                 500 Index

1996.25     10000                   10000                   10000
1996.5      10145                   10011                   10038
1996.75     10706                   10337                   10348
1997        11460                   11161                   11211
1997.25     11325                   11334                   11512
1997.5      13010                   13238                   13523
1997.75     14673                   14392                   14536
1998        14379                   14825                   14953
1998.25     16288                   16806                   17040
1998.5      16337                   17227                   17602
1998.75     13991                   15450                   15850
1999        17280                   18830                   19228
1999.25     16930                   19608                   20185
1999.5      18474                   21005                   21609
1999.75     17520                   19619                   20260
2000        20134                   22770                   23274


-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return^1
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Life of
For the periods ended December 31, 1999                                    1-year       portfolio
-----------------------------------------------------------------------------------------------------------------------------
Kemper Value+Growth Portfolio                                               16.52%        21.02%      (Since 5/1/1996)
-----------------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

         Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                                       83 | Kemper Variable Series -
                                          | Kemper Value+Growth Portfolio

Investment Portfolio                                    as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Value+Growth Portfolio

                                                Principal
                                                  Amount     Value
------------------------------------------------------------------

------------------------------------------------------------------
Repurchase Agreements 0.2%
------------------------------------------------------------------


 State Street Bank and Trust Company, dated
    12/31/1999, 2.8%, to be repurchased at                  ------
    $409 on 1/3/2000 (Cost $409) (b) ..........   $   409   $  409
                                                            ------

------------------------------------------------------------------
Commercial Paper 1.2%
------------------------------------------------------------------

 Ford Motor Credit Corp., 6.49%, 1/4/2000                   ------
    (Cost $1,999) .............................     2,000    1,999
                                                            ------



                                                   Shares    Value
------------------------------------------------------------------


------------------------------------------------------------------
Common Stocks 98.6%
------------------------------------------------------------------


 Consumer Discretionary 6.8%

 Apparel & Shoes 0.4%

 Tommy Hilfiger Corp.* ........................    33,400      779
                                                            ------
 Department & Chain Stores 4.8%

 Federated Department Stores, Inc.* ...........    12,400      627
 Gap Inc. .....................................    11,125      512
 Home Depot, Inc. .............................    64,950    4,452
 May Department Stores ........................    17,200      555
 TJX Companies, Inc. (New) ....................    12,800      262
 Wal-Mart Stores, Inc. ........................    26,300    1,818
                                                            ------
                                                             8,226
                                                            ------
 Hotels & Casinos 0.2%

 Carnival Corp. "A" ...........................     7,900      378
                                                            ------
 Recreational Products 0.2%

 Harley-Davidson Inc. .........................     6,600      423
                                                            ------
 Restaurants 0.9%

 McDonald's Corp. .............................    37,200    1,500
                                                            ------
 Specialty Retail 0.3%

 Sotheby's Holdings, Inc "A" ..................   .15,000      450
                                                            ------
 Consumer Staples 3.3%

 Alcohol & Tobacco 0.9%

 Anheuser-Busch Companies, Inc. ...............     9,400      666
 Philip Morris Companies, Inc. ................    13,100      304
 UST, Inc. ....................................    25,500      642
                                                            ------
                                                             1,612
                                                            ------
 Consumer Electronic & Photographic 0.3%

 Whirlpool Corp. ..............................     6,700      436
                                                            ------
 Food & Beverage 1.0%

 Bestfoods ....................................     9,900      520


                                  Shares     Value
--------------------------------------------------

 Dean Foods Co. ...............    8,400   $   334
 H.J. Heinz Co. ...............    9,900       394
 PepsiCo, Inc. ................   15,000       529
                                            ------
                                             1,777
                                            ------
 Package Goods/Cosmetics 1.1%

 Kimberly-Clark Corp. .........   15,000       979
 Procter & Gamble Co. .........    8,100       887
                                            ------
                                             1,866
                                            ------
 Health 6.9%

 Biotechnology 1.3%

 Amgen Inc. ...................   14,400       865
 Biogen, Inc. .................    9,800       828
 MedImmune, Inc. ..............    3,200       531
                                            ------
                                             2,224
                                            ------
 Hospital Management 0.3%

 Columbia/HCA Healthcare Corp.    15,000       440
                                            ------
 Medical Supply & Specialty 1.2%

 Baxter International, Inc. ...    8,200       515
 MiniMed Inc.* ................   11,700       857
 VISX Inc.* ...................   14,200       735
                                            ------
                                             2,107
                                            ------
 Pharmaceuticals 4.1%

 Abbott Laboratories ..........   12,000       436
 Allergan, Inc. ...............    7,000       348
 Alza Corp.* ..................   16,300       564
 Bristol-Myers Squibb Co. .....   20,400     1,309
 Johnson & Johnson ............   19,200     1,789
 Merck & Co., Inc. ............    9,000       604
 Pfizer, Inc. .................   21,000       681
 Schering-Plough Corp. ........   14,700       620
 Warner-Lambert Co. ...........    9,000       737
                                            ------
                                             7,088
                                            ------
 Communications 11.0%

 Cellular Telephone 1.0%

 Nokia Oy A (ADR) .............    6,800     1,292
 Vodafone Group PLC (ADR) .....    9,250       458
                                            ------
                                             1,750
                                            ------
 Telephone/Communications 10.0%

 AT&T Corp. ...................   46,600     2,365
 Bell Atlantic Corp. ..........   69,300     4,266
 BellSouth Corp. ..............   39,500     1,849
 BroadWing Inc. ...............   14,100       520
 GTE Corp. ....................   31,300     2,209
 MCI WorldCom, Inc.* ..........   79,200     4,203
 Nortel Networks Corp. ........    8,300       838
 SBC Communications, Inc. .....   20,100       980
                                            ------
                                            17,230
                                            ------
 Financial 16.6%

 Banks 5.1%

 Bank of America Corp. ........   43,100     2,163
 Chase Manhattan Corp. ........   38,700     3,007


    The accompanying notes are an integral part of the financial statements.

                                       84 | Kemper Variable Series -
                                          | Kemper Value+Growth Portfolio

(Dollars in thousands)


                                             Shares     Value
-------------------------------------------------------------

 Compass Bancshares, Inc. ................   34,000   $   759
 First Tennessee National Corp. ..........   14,200       405
 First Union Corp. .......................   15,000       492
 J.P. Morgan & Co., Inc. .................    4,300       544
 PNC Bank Corp. ..........................    9,600       427
 Wells Fargo Co. .........................   22,400       906
                                                       ------
                                                        8,703
                                                       ------
 Insurance 6.7%

 AFLAC, Inc. .............................    3,700       175
 AMBAC Financial Group, Inc. .............   15,300       798
 Aetna Inc. ..............................    2,800       156
 American International Group, Inc. ......   16,750     1,810
 Cigna Corp. .............................    6,500       524
 Everest Reinsurance Holdings, Inc. ......    3,800        85
 Financial Security Assurance Holdings Ltd.   8,700       453
 Hartford Financial Services Group, Inc. .    9,600       455
 Lincoln National Corp. ..................   20,900       836
 MBIA, Inc. ..............................    8,400       444
 MGIC Investment Corp. ...................    6,700       403
 Marsh & McLennan Companies, Inc. ........    8,500       813
 Nationwide Financial Services, Inc. "A" .   22,000       615
 PMI Group, Inc. .........................    8,300       405
 Providian Financial Corp. ...............    9,900       902
 Radian Group, Inc. ......................   15,533       742
 St. Paul Companies, Inc. ................   24,300       819
 Travelers Property Casualty Corp. "A" ...   26,000       891
 XL Capital Ltd.  A ......................    7,889       409
                                                       ------
                                                       11,735
                                                       ------
 Consumer Finance 2.0%

 Associates First Capital Corp. ..........   29,900       820
 Capital One Finance Corp. ...............   13,200       636
 Citigroup, Inc. .........................   22,000     1,222
 Household International, Inc. ...........   20,900       779
                                                       ------
                                                        3,457
                                                       ------
 Other Financial Companies 2.8%

 CIT Group, Inc. .........................   18,200       384
 Doral Financial Corp. ...................   22,500       277
 Federal Home Loan Mortgage Corp. ........   18,900       889
 Federal National Mortgage Association ...   14,100       880
 Legg Mason Inc. .........................   10,500       381
 Morgan Stanley Dean Witter & Co. ........   13,600     1,942
                                                       ------
                                                        4,753
                                                       ------
 Media 3.4%

 Advertising 1.1%

 Interpublic Group of Companies Inc. .....   10,000       577
 True North Communications, Inc. .........   28,900     1,291
                                                       ------
                                                        1,868
                                                       ------
 Broadcasting & Entertainment 0.2%

 Time Warner, Inc. .......................    4,700       340
                                                       ------
 Cable Television 0.6%

 AT&T Corp -- Liberty Media Group* .......   10,200       579
 Comcast Corp. "A" .......................   10,800       543
                                                       ------
                                                        1,122
                                                       ------


                                          Shares     Value
----------------------------------------------------------

 Print Media 0.3%

 Tribune Co. ...........................    7,700   $  424
                                                    ------
 Miscellaneous 1.2%

 TV Guide, Inc.* .......................   47,400    2,038
                                                    ------
 Service Industries 2.9%

 EDP Services 1.5%

 Electronic Data Systems Corp. .........   22,200    1,486
 First Data Corp. ......................   19,100      942
                                                    ------
                                                     2,428
                                                    ------
 Investment 0.3%

 Charles Schwab Corp. ..................   13,200      507
                                                    ------
 Miscellaneous Commercial 0.7%

 Galileo International, Inc. ...........   20,300      609
 Kelly Services, Inc. "A" ..............   11,200      281
 Swift Transportation Co., Inc. ........   19,200      338
                                                    ------
                                                     1,228
                                                    ------
 Miscellaneous Consumer 0.2%

 H & R Block Inc. ......................    8,400      368
                                                    ------
 Printing/Publishing 0.2%

 John Wiley & Sons, Inc "A" ............   .23,600     395
                                                    ------
 Durables 5.8%

 Aerospace 1.7%

 Boeing Co. ............................   19,100      794
 Northrop Grumman Corp. ................   11,200      606
 Rockwell International Corp. ..........   14,100      675
 United Technologies Corp. .............   13,542      880
                                                    ------
                                                     2,955
                                                    ------
 Automobiles 1.8%

 Dana Corp. ............................   14,700      440
 Ford Motor Co. ........................   49,200    2,629
                                                    ------
                                                     3,069
                                                    ------
 Construction/Agricultural Equipment 0.5%

 PACCAR, Inc. ..........................   18,400      815
                                                    ------
 Telecommunications Equipment 1.8%

 Lucent Technologies, Inc. .............   32,265    2,414
 Tellabs, Inc.* ........................   11,800      757
                                                    ------
                                                     3,171
                                                    ------
 Manufacturing 6.3%

 Chemicals 0.6%

 M.A. Hanna Company ....................   46,800      512
 Praxair, Inc. .........................   10,000      503
                                                    ------
                                                     1,015
                                                    ------
 Diversified Manufacturing 2.6%

 Barnes Group, Inc. ....................   19,800      323
 General Electric Co. ..................   10,500    1,626
 Honeywell International Inc. ..........   16,875      973
 Minnesota Mining & Manufacturing Co. ..    8,300      812
 Tyco International Ltd. (New) .........   20,558      799
                                                    ------
                                                     4,533
                                                    ------


    The accompanying notes are an integral part of the financial statements.

                                       85 | Kemper Variable Series -
                                          | Kemper Value+Growth Portfolio

(Dollars in thousands)

                                         Shares     Value
----------------------------------------------------------

 Electrical Products 0.6%
 Emerson Electric Co. .................   18,500   $ 1,061
                                                    ------
 Industrial Specialty 1.7%

 Carlisle Companies Inc. ..............   11,300       407
 Corning, Inc. ........................    6,600       851
 QUALCOMM Inc.* .......................    8,000     1,409
 Teleflex Incorporated ................    8,500       266
                                                    ------
                                                     2,933
                                                    ------
 Machinery/Components 0.5%

 Parker-Hannifin Corp. ................   17,000       872
                                                    ------
 Office Equipment/Supplies 0.3%

 Lexmark International Group Inc. "A" .    4,600       416
                                                    ------
 Technology 26.4%

 Computer Software 10.4%

 America Online Inc.* .................   46,400     3,500
 Computer Associates International, Inc.  14,800     1,035
 Electronic Arts Inc.* ................    5,000       420
 Jack Henry & Associates, Inc. ........   12,300       660
 Microsoft Corp.* .....................   71,300     8,325
 Oracle Systems Corp.* ................   18,800     2,107
 Parametric Technology Corp.* .........   39,800     1,077
 Reynolds and Reynolds Company ........   37,300       839
                                                    ------
                                                    17,963
                                                    ------
 Diverse Electronic Products 3.2%

 Applied Materials, Inc.* .............    9,400     1,191
 Dell Computer Corp.* .................   33,400     1,703
 Motorola, Inc. .......................   15,600     2,298
 Solectron Corp.* .....................    3,400       323
                                                    ------
                                                     5,515
                                                    ------
 EDP Peripherals 2.5%

 EMC Corp.* ...........................   26,400     2,884
 Network Appliance, Inc.* .............   17,600     1,462
                                                    ------
                                                     4,346
                                                    ------
 Electronic Components/Distributors 3.5%

 Altera Corp.* ........................   14,700       729
 Cisco Systems, Inc.* .................   48,750     5,222
                                                    ------
                                                     5,951
                                                    ------
 Electronic Data Processing 3.8%

 Hewlett-Packard Co. ..................    7,300       832
 International Business Machines Corp.     5,600       605
 Seagate Technology, Inc.* ............   55,300     2,574


                                                            Shares     Value
----------------------------------------------------------------------------

 Sun Microsystems, Inc.* ...............................     32,000   $2,478
                                                                      ------
                                                                       6,489
                                                                      ------
 Semiconductors 3.0%

 Intel Corp. ...........................................     32,800    2,699
 QLogic Corp.* .........................................      3,800      608
 Vitesse Semiconductor Corp.* ..........................      8,600      451
 Xilinx, Inc.* .........................................     32,000    1,455
                                                                      ------
                                                                       5,213
                                                                      ------
 Energy 6.3%

 Oil & Gas Production 2.3%

 Burlington Resources, Inc. ............................      9,100      301
 Imperial Oil Ltd. .....................................     33,300      715
 Royal Dutch Petroleum Co. (New York shares) ...........     48,500    2,931
                                                                      ------
                                                                       3,947
                                                                      ------
 Oil Companies 4.0%

 Ashland Inc. ..........................................     28,000      922
 Chevron Corp. .........................................     17,400    1,507
 Exxon Mobil Corp. .....................................     33,453    2,695
 Texaco, Inc. ..........................................     32,400    1,760
                                                                      ------
                                                                       6,884
                                                                      ------
 Construction 0.4%

 Building Products 0.3%

 USG Corp. .............................................     11,300      532
                                                                      ------
 Homebuilding 0.1%

 D.R. Horton, Inc. .....................................     13,300      184
                                                                      ------
 Transportation 1.4%

 Airlines 0.5%

 AMR Corp.* ............................................     13,600      911
                                                                      ------
 Railroads 0.9%
 CSX Corp. .............................................     21,500      675
 Canadian National Railway Co. .........................     28,100      743
                                                                      ------
                                                                       1,418
                                                                      ------
 Utilities 1.1%

 Electric Utilities
 Allegheny Energy, Inc. ................................     24,200      652
 Peco Energy Co. .......................................     10,100      351
 Unicom Corp. ..........................................     25,800      864
                                                                      ------
                                                                       1,867
                                                                      ------

----------------------------------------------------------------------------
Total Common Stocks (Cost $140,743)                                  169,712
----------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $143,151) (a)            $172,120
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper Value+Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

(a) The cost for federal income tax purposes was $143,274. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $28,846. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $35,969 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,123.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.



    The accompanying notes are an integral part of the financial statements.

                                       86 | Kemper Variable Series -
                                          | Kemper Value+Growth Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

-----------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
-----------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (cost $143,151) ..........................   $172,120
Dividends receivable .........................................................        140
Receivable for Portfolio shares sold .........................................         29
                                                                                 --------
Total assets .................................................................    172,289

Liabilities
-----------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................         77
Accrued management fee .......................................................        100
Other accrued expenses and payables ..........................................         46
                                                                                 --------
Total liabilities ............................................................        223
-----------------------------------------------------------------------------------------
Net assets, at value                                                             $172,066
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ...................................        694
Net unrealized appreciation (depreciation) on investments ....................     28,969
Accumulated net realized gain (loss) .........................................     14,110
Paid-in capital ..............................................................    128,293
-----------------------------------------------------------------------------------------
Net assets, at value                                                             $172,066
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($172,066 / 90,780
   outstanding shares of beneficial interest, $.01 par value, unlimited number   --------
   of shares authorized) .....................................................   $  1.896
                                                                                 --------


--------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------
Dividends (less foreign taxes withheld of $7) .............................   $  1,796
Interest ..................................................................        225
                                                                              --------
Total income ..............................................................      2,021
                                                                              --------
Expenses:
Management fee ............................................................      1,171
Custodian fees ............................................................         41
Auditing ..................................................................         19
Legal .....................................................................          6
Trustees' fees and other ..................................................         13
Reports to shareholders ...................................................         31
Registration fees .........................................................          1
Other .....................................................................         16
                                                                              --------
Total expenses, before expense reductions .................................      1,298
Expense reductions ........................................................         (5)
                                                                              --------
Total expenses, after expense reductions ..................................      1,293
--------------------------------------------------------------------------------------
Net investment income (loss)                                                       728
--------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------
Net realized gain (loss) from investments .................................     14,165
Net unrealized appreciation (depreciation) during the period on investments      9,769
--------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                      23,934
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 24,662
--------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       87 | Kemper Variable Series -
                                          | Kemper Value+Growth Portfolio

(in thousands)

-------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended December 31,
Increase (Decrease) in Net Assets                                                              1999         1998
-------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $     728    $     878
Net realized gain (loss) ................................................................      14,165        3,282
Net unrealized appreciation (depreciation) on investment transactions during the period .       9,769       14,977
                                                                                            ---------    ---------
Net increase (decrease) in net assets resulting from operations .........................      24,662       19,137
                                                                                            ---------    ---------
Distributions to shareholders:
From net investment income ..............................................................        (900)          --
                                                                                            ---------    ---------
From net realized gains .................................................................      (3,152)      (2,504)
                                                                                            ---------    ---------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      21,193       74,841
Reinvestment of distributions ...........................................................       4,052        2,504
Cost of shares reedemed .................................................................     (26,110)     (10,751)
                                                                                            ---------    ---------
Net increase (decrease) in net assets from Portfolio share transactions .................        (865)      66,594
                                                                                            ---------    ---------
Increase (decrease) in net assets .......................................................      19,745       83,227
Net assets at beginning of period .......................................................     152,321       69,094
Net assets at end of period (including undistributed net investment income (loss) of $694   ---------    ---------
   and $880, respectively) ..............................................................   $ 172,066    $ 152,321
                                                                                            ---------    ---------
Other Information
-------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................      91,158       48,483
                                                                                            ---------    ---------
Shares sold .............................................................................      12,605       48,725
Shares issued to shareholders in reinvestment of distributions ..........................       2,443        1,557
Shares redeemed .........................................................................     (15,426)      (7,607)
                                                                                            ---------    ---------
Net increase (decrease) in Portfolio shares .............................................        (378)      42,675
                                                                                            ---------    ---------
Shares outstanding at end of period .....................................................      90,780       91,158
                                                                                            ---------    ---------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Periods ended December 31,                                                                  1999    1998     1997    1996(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $1.671   1.425    1.146    1.000
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                .008(a) .008     .012     .008
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments transactions                         .262    .278     .277     .138
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            .270    .286     .289     .146
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      (.010)     --    (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                              (.035)  (.040)      --       --
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (.045)  (.040)   (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $1.896   1.671    1.425    1.146
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                           16.52   20.17    25.47    14.60**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                  172,066 152,321   69,094   10,196
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                              .83     .78      .84     1.01*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                               .82     .78      .84      .90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                    .46     .80      .95      .97*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                  102     102       50       25*
-----------------------------------------------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*        Annualized

**       Not annualized


    The accompanying notes are an integral part of the financial statements.

                                       88 | Kemper Variable Series -
                                          | Kemper Value+Growth Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Contrarian Value Portfolio

Value stocks languished throughout much of 1999, despite a brief resurgence in the middle of the year. The result was that, despite strong fundamentals and low valuations, the prices of many of our holdings eroded and the portfolio underperformed.

Generally, the narrow, two-tiered market we saw in 1999 favored a handful of stocks at the expense of most of the others. Stocks trading at very high price-to-earnings (P/E) multiples with intact fundamentals (primarily large technology stocks) performed well, while the bulk of the market languished. Our discipline precludes us from owning the highly valued tech names that have dominated market returns, which means we have been largely shut out of many recent market rallies.

On the plus side, however, we enjoyed a boost late in the year from stocks including Raytheon, Air Products & Chemicals, and Xerox, and believe the portfolio is unusually attractive going into the new year based on its valuations. Despite our disappointment with current market conditions and in spite of short-term moves in the market, we will continue to follow our low-P/E value discipline, which we believe should be rewarded in the long run.

Thomas F. Sassi
Lead Portfolio Manager



--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Contrarian Value Portfolio from 5/1/1996 to 12/31/1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

     Kemper Contrarian Value Portfolio    Standard & Poor's 500 Stock Index

              1996.25     10000                   10000
              1996.5      10179                   10038
              1996.75     10765                   10348
              1997        11736                   11211
              1997.25     12048                   11512
              1997.5      13539                   13523
              1997.75     14739                   14536
              1998        15302                   14953
              1998.25     17199                   17040
              1998.5      17000                   17602
              1998.75     15797                   15850
              1999        18249                   19228
              1999.25     18139                   20185
              1999.5      20529                   21609
              1999.75     17708                   20260
              2000        16385                   23274

The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.



--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                       Life of
For the periods ended December 31, 1999      1-year    portfolio
--------------------------------------------------------------------------------
Kemper Contrarian Value Portfolio           -10.21%    14.41%   (Since 5/1/1996)
--------------------------------------------------------------------------------


^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.



                           Kemper Variable Series | 89
                Kemper Contrarian Value Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Contrarian Value Portfolio

                                                 Principal
                                                 Amount      Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.3%
--------------------------------------------------------------------------------
State Street Bank and Trust Company, dated
  12/31/1999 at 2.8%, to be repurchased                     --------
  at $3,068 on 1/3/2000 (b) (Cost $3,068) ...... $  3,068   $  3,068
                                                            --------
--------------------------------------------------------------------------------
Short-Term Notes 2.9%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,                           --------
  1.5%**, 1/3/2000 (Cost $6,999) ................   7,000      6,999
                                                            --------


                                                  Shares      Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 95.8%
--------------------------------------------------------------------------------
Consumer Discretionary 8.3%
Department & Chain Stores 6.5%
J.C. Penney Co., Inc. .........................   201,800     4,023
May Department Stores .........................   195,000     6,289
Sears, Roebuck & Co. ..........................   168,000     5,114
                                                            --------
                                                             15,426
                                                            --------
Home Furnishings 1.8%
Newell Rubbermaid, Inc. .......................   145,000     4,205
                                                            --------
Consumer Staples 16.7%
Alcohol & Tobacco 3.2%
Philip Morris Companies, Inc. .................   322,500     7,478
                                                            --------
Food & Beverage 9.4%
Albertson's, Inc. .............................    70,000     2,258
Campbell Soup Co. .............................   106,600     4,124
H.J. Heinz Co. ................................   105,000     4,180
Hershey Foods Corp. ...........................    50,000     2,375
Sara Lee Corp. ................................   200,000     4,413
Unilever NV (New York Shares) .................    90,714     4,938
                                                            --------
                                                             22,288
                                                            --------
Package Goods/Cosmetics 1.8%
International Flavors & Fragrances, Inc. ......   114,500     4,322
                                                            --------
Textiles 2.3%
VF Corp. ......................................   180,000     5,400
                                                            --------
Health 4.8%
Health Industry Services 0.5%
HEALTHSOUTH Corp.* ............................   210,000     1,129
                                                            --------
Medical Supply & Specialty 1.1%
Becton, Dickinson & Co. .......................   100,000     2,675
                                                            --------

                                                  Shares      Value
--------------------------------------------------------------------------------
Pharmaceuticals 3.2%
Abbott Laboratories ...........................   145,500   $ 5,284
American Home Products Corp. ..................    60,000     2,366
                                                            --------
                                                              7,650
                                                            --------
Financial 27.6%
Banks 11.9%
Bank One Corp. ................................   115,320     3,697
Bank of America Corp. .........................   110,406     5,541
First Union Corp. .............................   170,000     5,578
KeyCorp, "New" ................................   282,000     6,239
Wachovia Corp. ................................    20,000     1,360
Washington Mutual, Inc. .......................   176,704     4,594
Wells Fargo & Co. .............................    33,200     1,343
                                                            --------
                                                             28,352
                                                            --------
Insurance 5.7%
Allstate Corp. ................................   208,100     4,994
American General Corp. ........................    46,200     3,506
Chubb Corp. ...................................    87,400     4,922
                                                            --------
                                                             13,422
                                                            --------
Other Financial Companies 8.9%
Federal Home Loan Mortgage Corp. ..............   229,600    10,806
Federal National Mortgage Association .........   166,600    10,402
                                                            --------
                                                             21,208
                                                            --------
Real Estate 1.1%
BRE Properties, Inc. "A" (REIT) ...............    60,000     1,361
Post Properties Inc. (REIT) ...................    30,000     1,148
                                                            --------
                                                              2,509
                                                            --------
Service Industries 2.6%
Printing/Publishing
Equifax, Inc. .................................   262,000     6,173
                                                            --------

Durables 3.6%
Aerospace 1.2%
United Technologies Corp. .....................    45,000     2,925
                                                            --------
Automobiles 2.4%
Ford Motor Co. ................................   104,500     5,584
                                                            --------
Manufacturing 17.5%
Chemicals 1.5%
Praxair, Inc. .................................    71,400     3,592
                                                            --------
Containers & Paper 3.4%
Sonoco Products Co. ...........................   358,200     8,149
                                                            --------
Diversified Manufacturing 2.4%
Minnesota Mining & Manufacturing Co. ..........    58,000     5,677
                                                            --------
Electrical Products 4.1%
Emerson Electric Co. ..........................   129,300     7,419


    The accompanying notes are an integral part of the financial statements.


                           90 | Kemper Variable Series-
                                Kemper Contrarian Value Portfolio

(Dollars in thousands)

                                                   Shares      Value
--------------------------------------------------------------------------------
Thomas & Betts Corp. ..........................    73,600    $ 2,346
                                                            --------
                                                               9,765
                                                            --------
Machinery/Components 2.2%
Ingersoll-Rand Co. ............................    25,000      1,377
Pitney Bowes, Inc. ............................    78,000      3,768
                                                            --------
                                                               5,145
                                                            --------
Office Equipment/Supplies 1.2%
Xerox Corp. ...................................   130,000      2,949
                                                            --------
Specialty Chemicals 2.7%
Air Products & Chemicals, Inc. ................   192,200      6,451
                                                            --------
Technology 3.5%
Diverse Electronic Products 2.5%
Diebold, Inc. .................................   250,000      5,875
                                                            --------
Military Electronics 1.0%
Raytheon Co. "B" ..............................    91,500      2,431
                                                            --------

                                                   Shares      Value
--------------------------------------------------------------------------------
Energy 5.5%
Oil Companies
BP Amoco PLC ..................................    77,944    $ 4,623
Exxon Mobil Corp. .............................    75,000      6,042
Texaco, Inc. ..................................    45,000      2,444
                                                            --------
                                                              13,109
                                                            --------
Construction 3.2%
Forest Products
Georgia Pacific Timber Group ..................   136,200      3,354
Louisiana-Pacific Corp. .......................   290,000      4,132
                                                            --------
                                                               7,486
                                                            --------
Transportation 2.5%
Railroads
Burlington Northern Santa Fe Corp. ............   100,000      2,425
CSX Corp. .....................................   112,800      3,539
                                                            --------
                                                               5,964
                                                            --------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $265,974)                          227,339
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $276,041) (a)  $  237,406
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Contrarian Value Portfolio of Investments
--------------------------------------------------------------------------------


*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $276,099. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $38,693. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,093 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $50,786.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 91
                Kemper Contrarian Value Portfolio


Financial Statements
-------------------------------------------------------------------------------------------

(in thousands)
-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
-------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (cost $276,041) ..........................   $ 237,406
Dividends receivable .........................................................         551
Receivable for Portfolio shares sold .........................................         318
                                                                                 ---------
Total assets .................................................................     238,275

Liabilities
-------------------------------------------------------------------------------------------
Due to custodian bank ........................................................         216
Payable for Portfolio shares redeemed ........................................         426
Accrued management fee .......................................................         162
Other accrued expenses and payables ..........................................          56
                                                                                 ---------
Total liabilities ............................................................         860
-------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 237,415
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ...................................       5,712
Net unrealized appreciation (depreciation) on investments ....................     (38,635)
Accumulated net realized gain (loss) .........................................      35,371
Paid-in capital ..............................................................     234,967
-------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 237,415
-------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($237,415 / 161,528 outstanding shares of beneficial interest, $.01 par value, unlimited number of ---------
  shares authorized) .........................................................   $   1.470
                                                                                 ---------

-------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
-------------------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------------
Dividends (less foreign taxes withheld of $70) ...............................   $   6,957
Interest .....................................................................       1,191
                                                                                 ---------
Total income .................................................................       8,148
                                                                                 ---------
Expenses:
Management fee ...............................................................       2,079
Custodian fees ...............................................................          18
Auditing .....................................................................          34
Legal ........................................................................           5
Trustees' fees and expenses ..................................................          19
Reports to shareholders ......................................................          70
Registration fees ............................................................           1
Other ........................................................................          10
                                                                                 ---------
Total expenses, before expense reductions ....................................       2,236
Expense reductions ...........................................................          (7)
                                                                                 ---------
Total expenses, after expense reductions .....................................       2,229
-------------------------------------------------------------------------------------------
Net investment income (loss)                                                         5,919
-------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................      35,340
Net unrealized appreciation (depreciation) during the period on investments ..     (71,035)
-------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (35,695)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (29,776)
-------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                           92 | Kemper Variable Series-
                                Kemper Contrarian Value Portfolio



(in thousands)
------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------

                                                                                           Year Ended December 31,
Increase (Decrease) in Net Assets                                                          1999             1998
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $   5,919    $   4,433
Net realized gain (loss) ..............................................................      35,340       15,335
Net unrealized appreciation (depreciation) on investment transactions during the period     (71,035)      17,408
                                                                                          ---------    ---------
Net increase (decrease) in net assets resulting from operations .......................     (29,776)      37,176
                                                                                          ---------    ---------
Distributions to shareholders:
From net investment income ............................................................      (4,476)      (1,327)
                                                                                          ---------    ---------
From net realized gains ...............................................................     (14,920)      (5,308)
                                                                                          ---------    ---------
Portfolio share transactions:
Proceeds from shares sold .............................................................      50,935       98,369
Reinvestment of distributions .........................................................      19,396        6,635
Cost of shares redeemed ...............................................................     (47,519)     (34,150)
                                                                                          ---------    ---------
Net increase (decrease) in net assets from Portfolio share transactions ...............      22,812       70,854
                                                                                          ---------    ---------
Increase (decrease) in net assets .....................................................     (26,360)     101,395
Net assets at beginning of period .....................................................     263,775      162,380
Net assets at end of period (including undistributed net investment income (loss) of      ---------    ---------
  $5,712 and $4,458, respectively) ....................................................   $ 237,415    $ 263,775
                                                                                          ---------    ---------
Other Information
------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     150,119      107,003
                                                                                          ---------    ---------
Shares sold ...........................................................................      29,387       60,234
Shares issued to shareholders in reinvestment of distributions ........................      10,957        3,981
Shares redeemed .......................................................................     (28,935)     (21,099)
                                                                                          ---------    ---------
Net increase (decrease) in Portfolio shares ...........................................      11,409       43,116
                                                                                          ---------    ---------
Shares outstanding at end of period ...................................................     161,528      150,119
                                                                                          ---------    ---------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


-----------------------------------------------------------------------------------------
Periods Ended December 31,                             1999     1998     1997     1996(b)
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                 $1.757    1.518    1.174    1.000
                                                      -----------------------------------
-----------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------
Net investment income (loss)                           .037(a)  .026     .031     .015
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments transactions                             (.194)    .263     .323     .159
                                                      -----------------------------------
-----------------------------------------------------------------------------------------
Total from investment operations                      (.157)    .289     .354     .174
-----------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------
From net investment income                            (.030)   (.010)   (.010)      --
-----------------------------------------------------------------------------------------
Net realized gains on investment transactions         (.100)   (.040)      --       --
                                                      -----------------------------------
-----------------------------------------------------------------------------------------
Total distributions                                   (.130)   (.050)   (.010)      --
-----------------------------------------------------------------------------------------
Net asset value, end of period                       $1.470    1.757    1.518    1.174
                                                      -----------------------------------
-----------------------------------------------------------------------------------------
Total return (%)                                     (10.21)   19.26    30.38    17.36**
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             237,415  263,775  162,380   21,305
-----------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         .81      .78      .80      .92*
-----------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          .80      .78      .80      .90*
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              2.14     2.02     2.38     2.42*
-----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              88       57       46       57*
-----------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period of May 1, 1996, (commencement of operations) to December 31, 1996.

*    Annualized

**   Not annualized


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 93
                Kemper Contrarian Value Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper-Dreman High Return Equity Portfolio

Technology and growth stocks were the market darlings throughout much of 1999, a trend that led both value stocks and Kemper-Dreman High Return Equity Portfolio to lag behind throughout most of the period. Investors may well remember 1999 as one of the worst periods for value stocks in decades, although the low valuations it has created afforded the portfolio some outstanding buying opportunities that should serve us well if 2000 sees a shift in the market's focus.

Underperformance in the financial sector was a particular drag on the portfolio during the year. Strong earnings in the sector couldn't overcome rising interest rate fears, which pushed prices down. The tobacco industry proved lackluster, as well, causing us to reduce the portfolio's relative position in Philip Morris slightly.

On the positive side, oil and oil service holdings performed well during much of the year, due to increases in oil prices and declines in oil supply.

As we head into a new year, we remain confident that the narrow market we've seen for well over a year cannot continue indefinitely. If value returns to favor, we expect the portfolio's holdings -- which feature strong fundamentals but depressed valuations -- to be well positioned.

David N. Dreman
Lead Portfolio Manager



--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper-Dreman High Return Equity Portfolio from 5/4/1998 to 12/31/1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

Kemper-Dreman High             Standard & Poor's
Return Equity Portfolio        500 Index               Consumer Price Index

1998.25     10000                  10000                    10000
1998.5       9758                  10406                    10012
1998.75      9068                   9370                    10048
1999        10285                  11367                    10066
1999.25      9987                  11933                    10133
1999.5      10852                  12775                    10207
1999.75      9518                  11977                    10311
2000         9138                  13759                    10336

The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.


----------------------------------------------------------------------------------------------
Average Annual Total Return^1
----------------------------------------------------------------------------------------------

                                                               Life of
For the periods ended December 31, 1999           1-year       portfolio
----------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Portfolio        -11.16%        -5.28%      (Since 5/4/1998)
----------------------------------------------------------------------------------------------


^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     The portfolio may concentrate investments in specific sectors, which creates special risk considerations.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                           94 | Kemper Variable Series-
                                Kemper-Dreman High Return Equity Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper-Dreman High Return Equity Portfolio

                                        Principal
                                         Amount     Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Investments 19.0%
--------------------------------------------------------------------------------

Repurchase Agreements 4.9%

State Street Bank and Trust Company, dated
  12/31/1999 at 2.8%, to be repurchased at
  $5,479 on 1/3/2000 (b) ......................  $  5,479  $  5,479

Commercial Paper 9.7%
Ciesco L.P., 5.94%**, 2/7/2000 ................     6,000     5,963
Variable Funding Corp., 5.85%**,
  1/24/2000 ...................................     5,000     4,981
                                                            -------
                                                             10,944
                                                            -------
U.S. Treasury Obligations 4.4%
U.S. Treasury Bill, 5.16%**, 1/20/2000 (c)          5,000     4,987
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $21,410) (d)              21,410
--------------------------------------------------------------------------------

                                                  Shares      Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 81.0%
--------------------------------------------------------------------------------
Consumer Discretionary 6.4%
Apparel & Shoes 0.2%
Fruit of the Loom, Inc.* ......................   119,545       172
                                                            -------
Department & Chain Stores 1.6%
Rite Aid Corp. ................................   161,800     1,810
                                                            -------
Specialty Retail 4.6%
Borders Group, Inc.* ..........................   210,200     3,376
Toys R Us, Inc.* ..............................   128,690     1,842
                                                            -------
                                                              5,218
                                                            -------
Consumer Staples 14.7%
Alcohol & Tobacco 12.5%
Imperial Tobacco Group ADR ....................    21,600       342
Philip Morris Companies, Inc. .................   280,110     6,495
R.J. Reynolds Tobacco Holdings, Inc. ..........    84,103     1,482
UST, Inc. .....................................   168,910     4,255
Universal Corp. ...............................    63,350     1,445
                                                            -------
                                                             14,019
                                                            -------
Food & Beverage 2.2%
Nabisco Group Holdings ........................   232,610     2,471
                                                            -------
Health 11.5%
Health Industry Services 6.3%
Humana, Inc.* .................................   337,800     2,766
McKesson HBOC, Inc. ...........................   190,400     4,296
                                                            -------
                                                              7,062
                                                            -------

                                         Shares               Value
--------------------------------------------------------------------------------
Hospital Management 5.2%
Columbia/HCA Healthcare Corp. .................    48,450   $ 1,420
Tenet Healthcare Corp. ........................   187,155     4,398
                                                            -------
                                                              5,818
                                                            -------
Financial 27.1%
Banks 18.0%
Bank One Corp. ................................   139,605     4,476
Bank of America Corp. .........................    53,136     2,667
Bank of New York Co., Inc. ....................    16,000       640
First Union Corp. .............................    38,171     1,252
FleetBoston Financial Corp. ...................    77,788     2,708
J.P. Morgan & Co., Inc. .......................     3,900       494
KeyCorp .......................................    92,455     2,046
National Bank of Canada .......................     5,600        72
PNC Bank Corp. ................................    64,639     2,876
Republic New York Corp. .......................    41,784     3,008
                                                            -------
                                                             20,239
                                                            -------
Insurance 1.3%
American International Group, Inc. ............     6,550       708
Ohio Casualty Corp. ...........................     7,800       126
Safeco Corp. ..................................     4,500       112
St. Paul Companies, Inc. ......................    16,300       549
                                                            -------
                                                              1,495
                                                            -------
Other Financial Companies 7.8%
Federal Home Loan Mortgage Corp. ..............    69,941     3,292
Federal National Mortgage Association .........    73,373     4,581
Prison Realty Trust, Inc.(REIT) ...............   185,060       937
                                                            -------
                                                              8,810
                                                            -------
Service Industries 2.9%
Environmental Services
Transocean Offshore, Inc. .....................    54,600     1,839
Waste Management, Inc. ........................    80,700     1,387
                                                            -------
                                                              3,226
                                                            -------
Energy 15.5%
Oil & Gas Production 5.7%
Conoco, Inc. "A" ..............................   174,395     4,316
Conoco, Inc. "B" ..............................    84,900     2,112
                                                            -------
                                                              6,428
                                                            -------
Oil Companies 5.3%
Atlantic Richfield Co. ........................    28,838     2,495
Texaco, Inc. ..................................    63,505     3,449
                                                            -------
                                                              5,944
                                                            -------
Oilfield Services 4.5%
Diamond Offshore Drilling, Inc. ...............    33,200     1,015
ENSCO International, Inc. .....................    52,600     1,203
Global Marine, Inc.* ..........................    40,600       675
Noble Drilling Corp.* .........................    41,900     1,372
Tidewater, Inc. ...............................    22,390       806
                                                            -------
                                                              5,071
                                                            -------


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 95
       Kemper-Dreman High Return Equity Portfolio

(Dollars in thousands)

                                                            Shares     Value
--------------------------------------------------------------------------------
Utilities 2.9%
Natural Gas Distribution
Columbia Energy Group .................................     40,290   $  2,549

                                                            Shares      Value
--------------------------------------------------------------------------------
Consolidated Natural Gas Corp. ........................     10,800   $    701
                                                                       ------
                                                                        3,250
                                                                       ------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $110,052)                                    91,033
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $131,462) (a)             $112,443
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper-Dreman High Return Equity Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $131,678. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $19,235. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,284 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $25,519.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(c) At December 31, 1999, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

--------------------------------------------------------------------------------
   At December 31, 1999, open futures contracts purchased were as follows (in thousands):

                                                           Aggregate
                                                             Face       Market
  Futures                   Expiration Date   Contracts     Value ($)  Value ($)
  -----------------------   ---------------   ---------   ------------ ---------
  S&P 500 Index .........   March 18, 2000     50        $   18,054   $   18,556

                                                                            ----
  Total unrealized appreciation on open futures contracts purchased ......   502
                                                                            ----
--------------------------------------------------------------------------------

(d) The portfolio has entered into exchange traded S&P 500 index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $18,556 of short-term investments. As a result, approximately 97% of the portfolio's net assets are effectively invested in equities. (See Notes to Financial Statements.)


    The accompanying notes are an integral part of the financial statements.


                          96 | Kemper Variable Series-
                               Kemper-Dreman High Return Equity Portfolio


Financial Statements
-------------------------------------------------------------------------------------------

(in thousands)
-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
-------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (cost $131,462) ..........................   $ 112,443
Cash .........................................................................           8
Dividends receivable .........................................................         354
Receivable for daily variation margin on open futures contracts ..............         984
                                                                                 ---------
Total assets .................................................................     113,789

Liabilities
-------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................          80
Accrued management fee .......................................................         195
Other accrued expenses and payables ..........................................          66
                                                                                 ---------
Total liabilities ............................................................         341
-------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 113,448
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ...................................       2,155
Net unrealized appreciation (depreciation) on:
  Investments ................................................................     (19,019)
  Futures ....................................................................         502
Accumulated net realized gain (loss) .........................................       3,959
Paid-in capital ..............................................................     125,851
-------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 113,448
-------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($113,448 / 126,553
outstanding shares of beneficial interest, $.01 par value, unlimited number of   ---------
shares authorized) ...........................................................   $   0.896
                                                                                 ---------

-------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
-------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------
Dividends (less foreign taxes withheld of $7) ................................   $   2,469
Interest .....................................................................         972
                                                                                 ---------
Total income .................................................................       3,441
                                                                                 ---------
Expenses:
Management fee ...............................................................         752
Custodian and accounting fees ................................................          54
Auditing .....................................................................           8
Legal ........................................................................           3
Trustees' fees and expenses ..................................................           8
Reports to shareholders ......................................................          10
Registration fees ............................................................           5
Amortization of organization expenses ........................................           8
Other ........................................................................          15
                                                                                 ---------
Total expenses, before expense reductions ....................................         863
Expense reductions ...........................................................          (2)
                                                                                 ---------
Total expenses, after expense reductions .....................................         861
-------------------------------------------------------------------------------------------
Net investment income (loss)                                                         2,580
-------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................       2,653
Futures ......................................................................       1,957
                                                                                 ---------
                                                                                     4,610
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................     (21,221)
Futures ......................................................................         106
                                                                                 ---------
                                                                                   (21,115)
-------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                        (16,505)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $ (13,925)
-------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 97
       Kemper-Dreman High Return Equity Portfolio


(in thousands)
--------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended      Period Ended
                                                                                           December 31,     December 31,
Increase (Decrease) in Net Assets                                                             1999            1998(a)
--------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $   2,580       $     464
Net realized gain (loss) ..............................................................       4,610             239
Net unrealized appreciation (depreciation) on investment transactions during the period     (21,115)          2,597
                                                                                          ---------       ---------
Net increase (decrease) in net assets resulting from operations .......................     (13,925)          3,300
                                                                                          ---------       ---------
Distributions to shareholders:
From net investment income ............................................................        (889)             --
                                                                                          ---------       ---------
From net realized gains ...............................................................        (889)             --
                                                                                          ---------       ---------
Fund share transactions:
Proceeds from shares sold .............................................................      77,261          56,148
Reinvestment of distributions .........................................................       1,778              --
Cost of shares redeemed ...............................................................      (9,182)           (155)
                                                                                           ---------      ---------
Net increase (decrease) in net assets from Portfolio share transactions ...............      69,857          55,993
                                                                                          ---------       ---------
Increase (decrease) in net assets .....................................................      54,154          59,293
Net assets at beginning of period .....................................................      59,294               1
Net assets at end of period (including undistributed net investment income (loss) of      ---------       ---------
  $2,155 and $464, respectively) ......................................................   $ 113,448       $  59,294
                                                                                          ---------       ---------
Other Information
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      57,650              --
                                                                                          ---------       ---------
Shares sold ...........................................................................      76,917          57,811
Shares issued to shareholders in reinvestment of distributions ........................       1,719              --
Shares redeemed .......................................................................      (9,733)           (161)
                                                                                          ---------       ---------
Net increase (decrease) in Portfolio shares ...........................................      68,903          57,650
                                                                                          ---------       ---------
Shares outstanding at end of period ...................................................     126,553          57,650
                                                                                          ---------       ---------

(a) For the period from May 4, 1998 (commencement of operations) to December 31,
1998


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements

---------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                   1999            1998(b)
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $   1.028           1.000
                                                                                        -----------------------------
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 .026(a)         .008
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                          (.138)           .020
                                                                                        -----------------------------
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            (.112)           .028
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                       (.010)             --
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                               (.010)             --
                                                                                        -----------------------------
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                                         (.020)             --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $    .896           1.028
                                                                                        -----------------------------
---------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                           (11.16)           2.80**
---------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                   113,448          59,294
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                               .86            1.20*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                .86             .87*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                    2.57            2.77*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                    24               5*
---------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

*    Annualized

**   Not annualized


    The accompanying notes are an integral part of the financial statements.


                          98 | Kemper Variable Series-
                               Kemper-Dreman High Return Equity Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

KVS Focused Large Cap Growth Portfolio

We are pleased to report that the portfolio got off to a terrific start following its inception on October 29, 1999. From its inception through the end of 1999, the portfolio returned 28.40% while the S&P 500 Index returned 8.04%.

The portfolio's overweighting in technology and communications certainly benefited performance for the quarter, as these sectors continued to excel in anticipation of the ongoing buildout of the Internet and the telecom wireless infrastructure.

The portfolio also benefited from its relative underweighting in the financial services and energy sectors. Financial services stocks continued to be negatively impacted by rising interest rates. Energy stocks did not perform as well as expected, as unseasonably warm temperatures prevailed over most of the United States throughout the quarter.

The portfolio's overweighting in the health care sector negatively impacted performance, as pharmaceutical stocks in particular continued to lag due to the political uncertainty surrounding the Medicare reimbursement issue.

Looking forward, we expect a fair amount of market volatility, particularly during the first half of 2000. With the economy showing few signs of slowing, it appears likely that the Federal Reserve will raise interest rates at least once in the near term. We are optimistic, however, that large-cap growth stocks will continue to perform well in the year 2000 and beyond, with many of the world-class, multinational companies that populate the portfolio leading the way.

Ashi Parikh
Lead Portfolio Manager

     Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                          Kemper Variable Series- | 99
           KVS Focused Large Cap Growth Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

KVS Focused Large Cap Growth Portfolio

                                                             Principal
                                                              Amount      Value
--------------------------------------------------------------------------------
Repurchase Agreement 3.7%
--------------------------------------------------------------------------------
State Street Bank and Trust Company, 2.8%,
  1/3/2000 to be repurchased at $100,023                             -----------
  (b) (Cost $100,000) ..................................   $100,000  $ 100,000
                                                                     -----------

                                                              Shares     Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 96.3%
--------------------------------------------------------------------------------
Consumer Discretionary 6.8%
Department & Chain Stores
Home Depot, Inc. .......................................      1,275      87,417
Wal-Mart Stores, Inc. ..................................      1,400      96,775
                                                                     -----------
                                                                        184,192
                                                                     -----------
Health 9.5%
Medical Supply & Specialty 1.9%
Guidant Corp.* .........................................        550      25,850
Medtronic, Inc. ........................................        700      25,506
                                                                     -----------
                                                                         51,356
                                                                     -----------
Pharmaceuticals 7.6%
Bristol-Myers Squibb Co. ...............................      1,100      70,606
Eli Lilly & Co. ........................................        300      19,950
Johnson & Johnson ......................................        300      27,938
Merck & Co., Inc. ......................................        350      23,472
Pfizer, Inc. ...........................................      1,050      34,059
Schering-Plough Corp. ..................................        650      27,422
                                                                     -----------
                                                                        203,447
                                                                     -----------
Communications 11.4%
Telephone/Communications
BroadWing, Inc. ........................................      2,200      81,125
JDS Uniphase Corp.* ....................................        700     112,919
MCI WorldCom, Inc.* ....................................        875      46,430
Nortel Networks Corp. ..................................        650      65,650
                                                                     -----------
                                                                        306,124
                                                                     -----------
Financial 6.9%
Insurance 2.6%
American International Group, Inc. .....................        650      70,281
                                                                     -----------
Consumer Finance 4.3%
American Express Co. ...................................        400      66,500
Citigroup, Inc. ........................................        900      50,006
                                                                     -----------
                                                                        116,506
                                                                     -----------
Media 8.9%
Advertising 3.5%
Omnicom Group, Inc. ....................................        950      95,000
                                                                     -----------
Broadcasting & Entertainment 2.8%
Time Warner, Inc. ......................................      1,000      72,438
                                                                     -----------

                                                             Shares      Value
--------------------------------------------------------------------------------
Cable Television 2.6%
AT&T Corp-- Liberty Media Group* .......................      1,250   $  70,938
                                                                     -----------
Service Industries 6.7%
Investment 1.6%
Goldman Sachs Group, Inc. ..............................        450      42,384
                                                                     -----------
Miscellaneous Commercial 3.4%
Convergys Corp.* .......................................      3,000      92,250
                                                                     -----------
Miscellaneous Consumer 1.7%
Phone.com, Inc.* .......................................        200      23,188
Yahoo!, Inc.* ..........................................         50      21,634
                                                                     -----------
                                                                         44,822
                                                                     -----------
Manufacturing 7.4%
Electrical Products 4.9%
General Electric Co. ...................................        850     131,538
                                                                     -----------
Industrial Specialty 2.5%
E-Tek Dynamics, Inc.* ..................................        500      67,313
                                                                     -----------
Technology 38.7%
Computer Software 21.4%
America Online, Inc.* ..................................        700      52,806
Cadence Design System Inc.* ............................      6,500     156,000
Intertrust Technologies Corp.* .........................        150      17,644
Marimba, Inc.* .........................................      1,100      50,669
Microsoft Corp.* .......................................      1,450     169,288
Sycamore Networks, Inc.* ...............................        350     107,800
VA Linux Systems, Inc.* ................................        100      20,663
                                                                     -----------
                                                                        574,870
                                                                     -----------
Diverse Electronic Products 5.7%
Dell Computer Corp.* ...................................      3,000     153,000
                                                                     -----------
EDP Peripherals 1.6%
EMC Corp.* .............................................        400      43,700
                                                                     -----------
Electronic Components/Distributors 5.3%
Caliper Technologies Corp.* ............................         50       3,338
Cisco Systems, Inc.* ...................................      1,300     139,263
                                                                     -----------
                                                                        142,601
                                                                     -----------
Semiconductors 4.7%
LSI Logic Corp.* .......................................        900      60,750
National Semiconductor Corp.* ..........................      1,550      66,356
                                                                     -----------
                                                                        127,106
                                                                     -----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $2,234,126)                                 2,589,866
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,334,126) (a)           $2,689,866
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Focused Large Cap Growth Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $2,343,819. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $346,047. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $390,416 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $44,369.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 100
           KVS Focused Large Cap Growth Portfolio


Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $2,334,126) ........................   $ 2,689,866
Cash .........................................................................       449,856
Receivable for investments sold ..............................................        13,677
Dividends receivable .........................................................           559
Receivable for Portfolio shares sold .........................................         1,357
Due from Advisor .............................................................        12,054
                                                                                 -----------
Total assets .................................................................     3,167,369

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       232,723
Payable for Portfolio shares redeemed ........................................         1,224
Other accrued expenses and payables ..........................................        13,410
                                                                                 -----------
Total liabilities ............................................................       247,357
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 2,920,012
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................       355,740
Accumulated net realized gain (loss) .........................................       136,717
Paid-in capital ..............................................................     2,427,555
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 2,920,012
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($2,920,012 / 2,274,096
  outstanding shares of beneficial interest, $.01 par value, unlimited            -----------
  number of shares authorized) ...............................................   $     1.284
                                                                                  -----------

----------------------------------------------------------------------------------------------
Statement of Operations for the period ended December 31, 1999  (a)
----------------------------------------------------------------------------------------------

Net Investment Income
----------------------------------------------------------------------------------------------
Dividends ....................................................................   $     1,113
Interest .....................................................................         1,896
                                                                                 -----------
Total income .................................................................         3,009
                                                                                 -----------
Expenses:
Management fee ...............................................................         3,023
Custodian and accounting fees ................................................         6,972
Auditing .....................................................................         7,991
Legal ........................................................................           143
Trustees' fees and expenses ..................................................           143
Reports to shareholders ......................................................           686
Registration fees ............................................................         5,917
Other ........................................................................           145
                                                                                 -----------
Total expenses, before expense reductions ....................................        25,020
Expense reductions ...........................................................       (21,360)
                                                                                 -----------
Total expenses, after expense reductions .....................................         3,660
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (651)
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................       137,368
Net unrealized appreciation (depreciation) on investments ....................       355,740
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                           493,108
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $   492,457
----------------------------------------------------------------------------------------------

(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 101
           KVS Focused Large Cap Growth Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    December 31,
Increase (Decrease) in Net Assets                                      1999(a)
--------------------------------------------------------------------------------
Operations:
Net investment income (loss) .....................................   $     (651)
Net realized gain (loss) .........................................      137,368
Net unrealized appreciation (depreciation) on
  investment transactions during the period ......................      355,740
                                                                     -----------
Net increase (decrease) in net assets resulting from operations ..      492,457
                                                                     -----------
Portfolio share transactions:
Proceeds from shares sold ........................................      934,463
Cost of shares redeemed ..........................................       (6,908)
                                                                     -----------
Net increase (decrease) in net assets from Fund share transactions      927,555
                                                                     -----------
Increase (decrease) in net assets ................................    1,420,012
Net assets at beginning of period ................................    1,500,000
                                                                     -----------
Net assets at end of period ......................................  $ 2,920,012
                                                                     -----------
Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period ........................    1,500,000
                                                                     -----------
Shares sold ......................................................      779,538
Shares redeemed ..................................................       (5,442)
                                                                     -----------
Net increase (decrease) in Portfolio shares ......................      774,096
                                                                     -----------
Shares outstanding at end of period ..............................    2,274,096
                                                                     -----------

(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


--------------------------------------------------------------------------------
Period Ended December 31,                                          1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $1.000
                                                                   ---------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                                       --
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  transactions                                                       .284
                                                                   ---------
--------------------------------------------------------------------------------
Total from investment operations                                     .284
--------------------------------------------------------------------------------
Net asset value, end of period                                     $1.284
                                                                   ---------
--------------------------------------------------------------------------------
Total return (%)                                                    28.40**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                             2,920
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      7.49*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                       1.10*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            (.19)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                           336*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


    The accompanying notes are an integral part of the financial statements.


                          102 | Kemper Variable Series-
                                KVS Focused Large Cap Growth Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

KVS Growth And Income Portfolio

Higher interest rates couldn't dispirit the bulls and stocks as they ended the year on a positive note. The portfolio returned 14.93% from its inception on October 29, 1999 through the end of 1999, while the S&P 500 returned 8.04% for the same period. The increased appetite for growth resulted in the portfolio outperforming its benchmark, the S&P 500 Index, as investors bid up their wireless telecommunications and technology holdings. With the advent of wireless data transfer, which would allow users to access the Internet using their cellular phones, the outlook for companies such as Nokia and VoiceStream Wireless remains bright. Additionally, several of our Internet infrastructure companies also continued to shine. Meanwhile, our financial holdings had mixed results as interest rates moved up.

Moving ahead, with interest rates possibly moving higher in the coming year, volatility will likely persist as investors constantly reassess equity valuations. While market fluctuations can be unsettling, we will not lose our focus. We will continue to search for companies with the most promising fundamentals, because over the long term the market rewards companies with the most profitable business models.

David J. Corkins
Lead Portfolio Manager

     Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                          Kemper Variable Series- | 103
                  KVS Growth and Income Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

KVS Growth and Income Portfolio


                                                        Principal
                                                         Amount       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 5.4%
--------------------------------------------------------------------------------
State Street Bank and Trust Company 2.8%,
  1/3/2000 to be repurchased at $700,163                          -------------
  (b) (Cost $700,000) ............................   $  700,000   $  700,000
                                                                  -------------
--------------------------------------------------------------------------------
Corporate Bonds 1.2%
--------------------------------------------------------------------------------
Communications 0.1%
Level 3 Communications, Inc.,
  9.125%, 5/1/2008 ...............................       10,000        9,413
                                                                  -------------
Consumer Discretionary 0.1%
Fred Meyer,Inc., 7.45%, 3/1/2008 .................       10,000        9,738
                                                                  -------------
Financial 0.8%
Firststar Bank, 7.125%, 12/1/2009 ................       50,000       48,294
General Electric Capital Corporation,
  6.52%, 10/8/2002 ...............................       10,000        9,897
General Electric Capital Corporation,
  6.81%, 11/3/2003 ...............................       50,000       49,556
                                                                  -------------
                                                                     107,747
                                                                  -------------
Media 0.1%
Charter Communications Holdings LLC,
  8.625%, 4/1/2009 ...............................       10,000        9,250
                                                                  -------------
Service Industries 0.1%
Sun Microsystems, Inc., 7.5%, 8/15/2006 ..........       25,000       24,948
                                                                  -------------

--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $162,017)                                161,096
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Bonds 3.1%
--------------------------------------------------------------------------------
Communications 1.0%
Telephone/Communications
NTL Incorporated, 5.75%, 12/15/2009 ..............       60,000       64,575
NTL Incorporated, 7%, 12/15/2008 .................       25,000       65,563
                                                                  -------------
                                                                     130,138
                                                                  -------------
Consumer Discretionary 0.6%
Specialty Retail
Amazon.com Inc., 4.75%, 2/1/2009 .................       62,000       70,293
                                                                  -------------
Media 0.2%
Advertising
Clear Channel Communications, Inc.,
  1.5%, 12/1/2002 ................................       29,000       29,653
                                                                  -------------
Service Industries 1.3%
Miscellaneous Commercial Services 0.4%
i2 Technologies, Inc., 5.25%, 12/15/2006 .........       38,000       55,100
                                                                  -------------

                                                        Principal
                                                         Amount      Value
--------------------------------------------------------------------------------
Miscellaneous Consumer Services 0.9%
BEA Systems, Inc., 4%, 12/15/2006 ................   $  100,000   $  116,500
                                                                  -------------

--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $418,649)                              401,684
--------------------------------------------------------------------------------

                                                           Shares     Value

--------------------------------------------------------------------------------
Convertible Preferred Stocks 2.1%
--------------------------------------------------------------------------------
Consumer Discretionary 0.1%
Hotels & Casinos
Royal Caribbean Cruises Ltd., 7.25% ..............           90       13,500
                                                                  -------------
Media 1.3%
Cable Television
Adelphia Communications Corp., 5.5% ..............          132       24,816
Media One Group, Inc., 6.25% .....................          700       75,600
TCI Pacific Communications, Inc., 5% .............          225       70,833
                                                                  -------------
                                                                     171,249
                                                                  -------------
Utilities 0.7%
Electric Utilities
Reliant Energy Inc., 7% ..........................          735       88,568
                                                                  -------------

--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $269,801)                   273,317
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 0.3%
--------------------------------------------------------------------------------
Durables 0.3%
Automobiles                                                       -------------
Porsche AG, preferred (Cost $35,592) .............           13       35,608
                                                                  -------------

--------------------------------------------------------------------------------
Common Stocks 87.9%
--------------------------------------------------------------------------------
Communications 18.4%
Cellular Telephone 7.9%
Nextel Communications, Inc. "A"* .................        1,700      175,313
Nokia Oy A (ADR) .................................        3,500      665,000
Sprint Corp. (PCS Group)* ........................        1,900      194,750
                                                                  -------------
                                                                   1,035,063
                                                                  -------------
Telephone/Communications 10.5%
Allegiance Telecom, Inc.* ........................          450       41,513
CenturyTel, Inc. .................................        2,800      132,650
Cox Communications, Inc. Class "A"* ..............         5000      257,500
MCI WorldCom, Inc.* ..............................        1,583       83,971
McLeodUSA Inc. "A"* ..............................        3,500      206,063
Nortel Networks Corp. ............................        1,800      181,800
Omnipoint Corp.* .................................          360       43,425
Telefonica SA* ...................................        5,333      133,184


    The accompanying notes are an integral part of the financial statements.


                          104 | Kemper Variable Series-
                                KVS Growth and Income Portfolio

                                                      Shares       Value
--------------------------------------------------------------------------------
Voice Stream Wireless Corporation* ............        2,000   $  284,625
                                                               -----------------
                                                                1,364,731
                                                               -----------------
Consumer Discretionary 3.8%
Department & Chain Stores 2.3%
Costco Wholesale Corp.* .......................        1,405      128,206
Home Depot, Inc. ..............................        2,513      172,263
                                                               -----------------
                                                                  300,469
                                                               -----------------
Hotels & Casinos 0.7%
Royal Caribbean Cruises Ltd. ..................        1,755       86,543
                                                               -----------------
Recreational Products 0.1%
Mattel, Inc. ..................................        1,300       17,063
                                                               -----------------
Specialty Retail 0.7%
Staples Inc.* .................................        4,425       91,819
                                                               -----------------
Consumer Staples 1.4%
Alcohol & Tobacco
Anheuser-Busch Companies, Inc. ................        2,500      177,188
                                                               -----------------
Durables 1.1%
Automobiles 0.4%
Ford Motor Co. ................................        1,045       55,842
                                                               -----------------
Telecommunications Equipment 0.7%
Lucent Technologies, Inc. .....................        1,235       92,393
                                                               -----------------
Energy 2.2%
Oil/Gas Transmission
Enron Corp. ...................................        6,500      288,438
                                                               -----------------
Financial 6.3%
Banks 1.2%
Bank One Corp. ................................           80        2,565
Firstar Corp. .................................        7,605      160,656
                                                               -----------------
                                                                  163,221
                                                               -----------------
Insurance 1.3%
American International Group, Inc. ............        1,450      156,781
Progressive Corp. .............................          160       11,700
                                                               -----------------
                                                                  168,481
                                                               -----------------
Consumer Finance 3.2%
American Express Co. ..........................        1,150      191,188
Citigroup, Inc. ...............................        3,990      221,694
                                                               -----------------
                                                                  412,882
                                                               -----------------
Other Financial Companies 0.6%
Federal National Mortgage Association .........        1,315       82,105
                                                               -----------------
Health 4.5%
Biotechnology 0.7%
Genentech* ....................................          705       94,823
                                                               -----------------

                                                      Shares       Value
--------------------------------------------------------------------------------
Medical Supply & Specialty 1.2%
Medtronic .....................................        4,050   $  147,572
                                                               -----------------
Pharmaceuticals 2.6%
Allergan, Inc. ................................        1,230       61,193
King Pharmaceuticals, Inc.* ...................          705       39,524
Medco Research Inc.* ..........................          535       16,083
Pfizer, Inc. ..................................        2,980       96,664
Schering-Plough Corp. .........................        2,955      124,664
                                                               -----------------
                                                                  338,128
                                                               -----------------
Manufacturing 4.4%
Diversified Machinery 3.4%
General Electric Co. ..........................        2,500      386,875
Honeywell International, Inc. .................        1,100       63,456
                                                               -----------------
                                                                  450,331
                                                               -----------------
Machinery/Components/Controls 1.0%
Mannesmann AG (Registered) ....................          530      127,824
                                                               -----------------
Media 18.9%
Advertising 1.7%
DoubleClick, Inc.* ............................          650      164,491
Omnicom Group, Inc. ...........................          525       52,500
                                                               -----------------
                                                                  216,991
                                                               -----------------
Broadcasting & Entertainment 7.8%
AMFM Inc.* ....................................          585       45,776
Clear Channel Communications, Inc.* ...........        1,060       94,605
Four Media Company* ...........................          535        7,958
Hispanic Broadcasting Corp.* ..................          800       73,775
Infinity Broadcasting Corp.* ..................          415      159,768
SFX Entertainment, Inc.* ......................        1,180       42,701
Time Warner, Inc. .............................        4,700      340,456
Viacom Inc. "B"* ..............................        4,225      255,348
                                                               -----------------
                                                                1,020,387
                                                               -----------------
Cable Television 9.4%
AT&T Corp-- Liberty Media Group* ..............        9,000      510,750
Adelphia Communications
  Corporation-Cl "A"* .........................        1,495       98,109
Charter Communications, Inc.* .................        3,625       79,297
Comcast Corp. "A" .............................        8,300      417,075
Media One Group, Inc.* ........................        1,580      121,364
                                                               -----------------
                                                                1,226,595
                                                               -----------------
Service Industries 5.3%
EDP Services 2.6%
VeriSign, Inc.* ...............................        1,765      336,674
                                                               -----------------
Investment 0.7%
Charles Schwab Corp. ..........................        2,630      100,926
                                                               -----------------
Miscellaneous Commercial Services 1.3%
EarthLink Network, Inc.* ......................        1,000       42,500
Official Payments Corporation* ................          435       22,620
Paychex, Inc. .................................        2,600      104,000
                                                               -----------------
                                                                  169,120
                                                               -----------------


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 105
                  KVS Growth and Income Portfolio

                                                         Shares       Value
--------------------------------------------------------------------------------
Miscellaneous Consumer Services 0.7%
Phone.com, Inc.* ..............................           440   $    51,013
eBay, Inc.* ...................................           300        37,556
                                                                 --------------
                                                                     88,569
                                                                 --------------
Technology 21.6%
Computer Software 6.3%
America Online, Inc.* .........................         4,500       339,462
Electronic Arts, Inc.* ........................           600        50,400
Inktomi Corp.* ................................           590        52,363
Microsoft Corp.* ..............................         3,175       370,681
Vignette Corp.* ...............................            25         4,075
                                                                 --------------
                                                                    816,981
                                                                 --------------
Diverse Electronic Products 0.8%
Dell Computer Corp.* ..........................         2,030       103,530
                                                                 --------------

                                                        Shares       Value
--------------------------------------------------------------------------------
EDP Peripherals 2.9%
EMC Corp.* ....................................         3,500   $   382,375
                                                                 --------------
Electronic Components/Distributors 4.2%
Cisco Systems, Inc.* ..........................         5,150       551,694
                                                                 --------------
Electronic Data Processing 3.8%
Sun Microsystems, Inc.* .......................         6,400       495,600
                                                                 --------------
Semiconductors 3.6%
Intel Corp. ...................................         1,000        82,313
Maxim Integrated Products Inc.* ...............         2,000        94,375
Texas Instruments, Inc. .......................         3,000       290,625
                                                                 --------------
                                                                    467,313
                                                                 --------------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $10,447,135)                           11,471,671
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
(Cost $12,033,194) (a)                                          $13,043,376
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Growth and Income Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $12,041,851. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $1,001,525. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,159,230 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $157,705.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.


                          106 | Kemper Variable Series-
                                KVS Growth and Income Portfolio


Financial Statements
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments, at value (cost $12,033,194) .....................................   $ 13,043,376
Cash .........................................................................      3,203,982
Receivable for investments sold ..............................................         31,616
Dividends receivable .........................................................          2,540
Interest receivable ..........................................................          4,060
Receivable for Portfolio shares sold .........................................        150,763
Due from Advisor .............................................................          1,348
                                                                                 ------------
Total assets .................................................................     16,437,685

Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased ............................................        630,734
Other accrued expenses and payables ..........................................         13,410
                                                                                 ------------
Total liabilities ............................................................        644,144
------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 15,793,541
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................      1,010,182
Accumulated net realized gain (loss) .........................................         60,922
Paid-in capital ..............................................................     14,722,437
------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 15,793,541
------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($15,793,541 / 13,740,947
outstanding shares of beneficial interest, $.01 par value, unlimited number of    ------------
shares authorized) ...........................................................   $      1.149
                                                                                  ------------

------------------------------------------------------------------------------------------------
Statement of Operations for the period ended December 31, 1999 (a)
------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------
Dividends ....................................................................   $      3,156
Interest .....................................................................         10,591
                                                                                 ------------
Total income .................................................................         13,747
                                                                                 ------------
Expenses:
Management fee ...............................................................         11,867
Custodian and accounting fees ................................................          6,972
Auditing .....................................................................          7,991
Legal ........................................................................            143
Trustees' fees and expenses ..................................................            143
Reports to shareholders ......................................................            686
Registration fees ............................................................          5,917
Other ........................................................................            145
                                                                                 ------------
Total expenses, before expense reductions ....................................         33,864
Expense reductions ...........................................................        (19,498)
                                                                                 ------------
Total expenses, after expense reductions .....................................         14,366
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                            (619)
------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................         61,809
Foreign currency related transactions ........................................           (268)
                                                                                 ------------
                                                                                       61,541
Net unrealized appreciation (depreciation) during the period on investments ..      1,010,182
------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          1,071,723
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  1,071,104
------------------------------------------------------------------------------------------------
(a)  For the period from October 29, 1999 (commencement of operations) to
     December 31, 1999


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 107
                  KVS Growth and Income Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                          Period Ended
                                                          December 31,
Increase (Decrease) in Net Assets                           1999(a)
--------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $       (619)
Net realized gain (loss) on investment transactions         61,541
Net unrealized appreciation (depreciation) on
  investment transactions during the period .......      1,010,182
                                                      ------------
Net increase (decrease) in net assets resulting
  from operations .................................      1,071,104
                                                      ------------
Portfolio share transactions:

Proceeds from shares sold .........................     11,722,437
                                                      ------------
Net increase (decrease) in net assets from
  Portfolio share transactions ....................     11,722,437
                                                      ------------
Increase (decrease) in net assets .................     12,793,541
Net assets at beginning of period .................      3,000,000
                                                      ------------
Net assets at end of period .......................   $ 15,793,541
                                                      ------------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      3,000,000
                                                      ------------
Shares sold .......................................     10,740,947
                                                      ------------
Net increase (decrease) in Portfolio shares .......     10,740,947
                                                      ------------
Shares outstanding at end of period ...............     13,740,947
                                                      ------------

(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


--------------------------------------------------------------------------------
Period Ended December 31,                                          1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $1.000
                                                                 ---------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                                     --
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investment transactions                                        .149
                                                                 ---------
--------------------------------------------------------------------------------
Total from investment operations                                   .149
--------------------------------------------------------------------------------
Net asset value, end of period                                   $1.149
                                                                 ---------
--------------------------------------------------------------------------------
Total return (%)                                                  14.93**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                          15,794
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    2.58*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     1.10*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                          (.05)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          53*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


    The accompanying notes are an integral part of the financial statements.


                          108 | Kemper Variable Series-
                                KVS Growth and Income Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

KVS Growth Opportunities Portfolio

While technology stocks registered the market's most dramatic gains as 1999 drew to a close, other sectors also fared moderately well and the market finished higher. Notably, this strength came despite a persistent rise in interest rates, increasing uneasiness surrounding the inflation outlook and growing concerns that the U.S. economy was expanding too quickly for its own good.

The portfolio performed well in this environment with returns of 16.43% since its inception on October 29, 1999 through the end of 1999, and outpaced the S&P 500, which returned 8.04% for the same period. Wireless handset leader Nokia continued higher, aided by a strong third-quarter earnings release and accelerating industry-wide growth. Analysts now believe the number of cellular subscribers worldwide will top one billion by 2002, a full year ahead of earlier estimates. This affirmed our longtime belief that the industry's impressive growth rate is sustainable, and we look for Nokia's current dominance of the communications market to widen in coming years.

Our media positions also turned in an impressive performance. The announced merger in September between CBS and Viacom was well-received by the market, and our position in Viacom gained as a result. AT&T Corp.-Liberty Media and Time Warner also traded higher, aided by the strongest advertising market on record and merger-related excitement.

Despite these and other gains, there were disappointments. Rising interest rates held back rate-sensitive financial shares, and our position in Fannie Mae gave ground as a result. Drug maker Schering-Plough also slipped, as the environment for large-cap pharmaceuticals remained depressed.

Looking forward, continued strength in the U.S. economy, the benign passing of the Y2K bug and a noticeable improvement in the economic outlook overseas could pressure interest rates and keep markets volatile. Meanwhile, we will continue to add only those positions we feel are capable of performing well in any environment, leveraging our hands-on research in an effort to provide the very best returns possible in an increasingly uncertain market.

E. Marc Pinto
Lead Portfolio Manager

     Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                          Kemper Variable Series- | 109
               KVS Growth Opportunities Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

KVS Growth Opportunities Portfolio

                                                       Principal
                                                       Amount      Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 6.4%
--------------------------------------------------------------------------------
State Street Bank and Trust Company, dated
  12/31/99 at 2.8%, to be repurchased at
  $800,000 on 1/3/2000 (b)                                      ----------------
  (Cost $800,000) .............................     $800,000    $ 800,000
                                                                ----------------

                                                       Shares      Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 93.6%
--------------------------------------------------------------------------------
Communications 12.9%
Cellular Telephone 10.6%
Nextel Communications, Inc. "A"* ..............        2,575      265,547
Nokia Oy A (ADR) ..............................        3,475      660,250
Sprint Corp. (PCS Group)* .....................        2,375      243,438
Vodafone Group PLC (ADR) ......................        3,025      149,738
                                                                ----------------
                                                                1,318,973
                                                                ----------------
Telephone/Communications 2.3%
Compania Telefonica Nacional de
  Espana SA (ADR)* ............................        3,630      286,089
                                                                ----------------
Consumer Discretionary 9.2%
Department & Chain Stores 4.7%
Costco Wholesale Corp.* .......................        2,025      184,781
Home Depot, Inc. ..............................        3,713      254,538
Wal-Mart Stores, Inc. .........................        2,175      150,347
                                                                ----------------
                                                                  589,666
                                                                ----------------
Hotels & Casinos 2.1%
MGM Grand, Inc.* ..............................        5,125      257,852
                                                                ----------------
Specialty Retail 2.4%
Staples Inc.* .................................       14,170      294,028
                                                                ----------------
Consumer Staples 2.5%
Alcohol & Tobacco 1.5%
Anheuser-Busch Companies, Inc. ................        2,600      184,275
                                                                ----------------
Packaging Goods/Cosmetics 1.0%
Colgate-Palmolive Co. .........................        1,950      126,750
                                                                ----------------
Durables 1.7%
Telecommunications Equipment
Lucent Technologies, Inc. .....................        2,875      215,086
                                                                ----------------
Energy 2.6%
Oil/Gas Transmission
Enron Corp. ...................................        7,350      326,156
                                                                ----------------

                                                      Shares       Value
--------------------------------------------------------------------------------
Financial 10.5%
Banks 2.4%
Bank of New York Co., Inc. ....................        7,575   $  303,000
                                                                ----------------
Consumer Finance 4.3%
American Express Co. ..........................        1,525      253,531
Citigroup, Inc. ...............................        4,950      275,034
                                                                ----------------
                                                                  528,565
                                                                ----------------
Other Financial Companies 3.8%
Federal National Mortgage Association .........        2,875      179,508
Morgan Stanley Dean Witter & Co. ..............        2,075      296,206
                                                                ----------------
                                                                  475,714
                                                                ----------------
Health 3.3%
Pharmaceuticals
Schering-Plough Corp. .........................        5,650      238,359
Warner-Lambert Co. ............................        2,175      178,214
                                                                ----------------
                                                                  416,573
                                                                ----------------
Manufacturing 4.1%
Diversified Machinery 3.9%
General Electric Co. ..........................        3,125      483,594
                                                                ----------------
Machinery/Components/Controls 0.2%
Pitney Bowes, Inc. ............................          650       31,403
                                                                ----------------
Media 16.1%
Broadcasting & Entertainment 7.8%
Time Warner, Inc. .............................        8,125      588,555
Viacom Inc. "B"* ..............................        6,250      377,734
                                                                ----------------
                                                                  966,289
                                                                ----------------
Cable Television 8.3%
AT&T Corp-- Liberty Media Group* ..............        6,150      349,013
Cablevision Systems Corp. "A"* ................        2,750      207,625
Comcast Corp. "A" .............................        9,575      481,144
                                                                ----------------
                                                                1,037,782
                                                                ----------------
Service Industries 1.6%
Investment
Charles Schwab Corp. ..........................        5,325      204,347
                                                                ----------------
Technology 28.9%
Computer Software 4.3%
Microsoft Corp. * .............................        4,575      534,131
                                                                ----------------
Diverse Electronic Products 5.9%
Applied Materials, Inc. * .....................        2,300      291,381
Dell Computer Corp. * .........................        8,750      446,250
                                                                ----------------
                                                                  737,631
                                                                ----------------
EDP Peripherals 3.5%
EMC Corp. * ...................................        4,025      439,731
                                                                ----------------


    The accompanying notes are an integral part of the financial statements.


                          110 | Kemper Variable Series-
                                KVS Growth Opportunities Portfolio

                                                     Shares    Value
--------------------------------------------------------------------------------
Electronic Components/Distributors 3.5%
Cisco Systems, Inc. * .........................      4,050   $433,856
                                                            --------------------
Electronic Data Processing 2.5%
Sun Microsystems, Inc. * ......................      4,000    309,750
                                                            --------------------
Precision Instruments 2.2%
ASM Lithography NV * ..........................      2,400    273,000
                                                            --------------------
Semiconductors 7.0%
Linear Technology Corp. .......................      6,050    432,953

                                                     Shares    Value
--------------------------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. * .........................      5,325   $239,625
Texas Instruments, Inc. .......................      2,050    198,594
                                                            --------------------
                                                              871,172
                                                            --------------------
Transportation 0.2%
Airlines
Southwest Airlines Co. ........................      1,775     28,733
                                                            --------------------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $10,458,036)                     11,674,146
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
(Cost $11,258,036) (a)                                    $12,474,146
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Growth Opportunities Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $11,258,036. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $1,216,110. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,285,136 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $69,026.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 111
               KVS Growth Opportunities Portfolio


Financial Statements
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
-----------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $11,258,036) .......................   $ 12,474,146
Cash .........................................................................      4,370,672
Dividends receivable .........................................................          1,535
Interest receivable ..........................................................             62
Receivable for Portfolio shares sold .........................................        324,077
Due from Adviser .............................................................          1,518
                                                                                 ------------
Total assets .................................................................     17,172,010

Liabilities
-----------------------------------------------------------------------------------------------
Other accrued expenses and payables ..........................................         13,428
                                                                                 ------------
Total liabilities ............................................................         13,428
-----------------------------------------------------------------------------------------------
Net assets                                                                       $ 17,158,582
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................      1,216,110
Paid-in capital ..............................................................     15,942,472
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 17,158,582
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($17,158,582 / 14,736,962
outstanding shares of beneficial interest, $.01 par value, unlimited number of   --------------
shares authorized) ...........................................................   $      1.164
                                                                                 --------------

-----------------------------------------------------------------------------------------------
Statement of Operations for the period ended December 31, 1999  (a)
-----------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $15) .............................   $      2,949
Interest .....................................................................          6,856
                                                                                 ------------
Total income .................................................................          9,805
                                                                                 ------------
Expenses:
Management fee ...............................................................         11,726
Custodian and accounting fees ................................................          6,973
Auditing .....................................................................          7,992
Legal ........................................................................            143
Trustees' fees and expenses ..................................................            143
Reports to shareholders ......................................................            686
Registration fees ............................................................          5,917
Other ........................................................................            143
                                                                                 ------------
Total expenses, before expense reductions ....................................         33,723
Expense reductions ...........................................................        (19,528)
                                                                                 ------------
Total expenses, after expense reductions .....................................         14,195
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                                          (4,390)
-----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................            802
Net unrealized appreciation (depreciation) during the period on investments ..      1,216,110
-----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          1,216,912
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  1,212,522
-----------------------------------------------------------------------------------------------

(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.


    The accompanying notes are an integral part of the financial statements.


                          112 | Kemper Variable Series-
                                KVS Growth Opportunities Portfolio

Statements of Changes in Net Assets

                                                  Period Ended
                                                   December 31,
Increase (Decrease) in Net Assets                    1999(a)
--------------------------------------------------------------------------------
Operations:
Net investment income (loss) ................   $     (4,390)
Net realized gain (loss) ....................            802
Net unrealized appreciation (depreciation) on   ------------
  investment transactions during the period .      1,216,110
                                                ------------
Net increase (decrease) in net assets
  resulting from operations .................      1,212,522
                                                ------------
Portfolio share transactions:
Proceeds from shares sold ...................     12,946,060
                                                ------------
Net increase (decrease) in net assets from
  Portfolio share transactions ..............     12,946,060
                                                ------------
Increase (decrease) in net assets ...........     14,158,582
Net assets at beginning of period ...........      3,000,000
                                                ------------
Net assets at end of period .................   $ 17,158,582
                                                ------------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period ...      3,000,000
                                                ------------
Shares sold .................................     11,736,962
                                                ------------
Net increase (decrease) in Portfolio shares .     11,736,962
                                                ------------
Shares outstanding at end of period .........     14,736,962
                                                ------------

(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Period Ended December 31,                                               1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $1.000
                                                                      ---------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                                          --
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investment transactions                                            .164
                                                                      ---------
--------------------------------------------------------------------------------
Total from investment operations                                        .164
--------------------------------------------------------------------------------
Net asset value, end of period                                        $1.164
                                                                      ---------
--------------------------------------------------------------------------------
Total return (%)                                                       16.43**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                               17,159
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         2.60*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.10*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.34)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                1*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 113
               KVS Growth Opportunities Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Index 500 Portfolio

Early in the second half of the year, broad market equity returns were negative across the small-, mid- and large- capitalization asset classes, a situation that reversed in the fourth quarter. Likewise, small-cap stocks, which were outperformed by large-caps in the third quarter, staged a comeback in the fourth quarter. Large growth stocks, however, continued to hold their lead over large value stocks throughout the period.

While the S&P 500 Index returned 11.73%, the portfolio lagged slightly behind with a return of 9.55% from its inception on September 9, 1999 through the end of 1999.

The year's big news was that the Russell 2000 Index outperformed the S&P 500 Index on an annual basis for the first time in five years.

Top stocks in the S&P 500 Index in 1999 included QUALCOMM Inc., Sprint Corp
(PCS) and Nextel Communications Inc-A. The worst performers included McKesson HBOC, Rite Aid and Service Corp International. Sectors that posted strong returns for the year included technology, capital goods and basic materials, while weaker performers included health care, utilities and transportation.

We saw 41 additions and deletions to the index for the twelve-month period. Among the 13 changes to the index for the third quarter were Lexmark International replacing Raychem and QUALCOMM replacing Transamerica. Fourth quarter additions include Yahoo Inc., which replaced Laidlaw; Teradyne, which replaced Case Corp.; and T. Rowe Price Associates, which replaced Data General Corp.

James A. Creighton
Lead Portfolio Manager

"Standard & Poor's (R)," "S& P (R)," "S& P 500 (R)," "Standard & Poor's 500 (R)" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Scudder Kemper Investments, Inc. The Kemper Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

     Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                          114 | Kemper Variable Series-
                                Kemper Index 500 Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

Kemper Index 500 Portfolio

                                                     Principal
                                                     Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements 0.8%
--------------------------------------------------------------------------------
State Street Bank and Trust Company, 2.8%,
  1/3/2000 to be repurchased at $240,056 (b)                    ----------------
  (Cost $240,000) .............................     $240,000    $ 240,000
                                                                ----------------
--------------------------------------------------------------------------------
Short-Term Notes 6.3%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. 1.5%,                          ----------------
  1/3/2000 (Cost $1,999,833) ..................    2,000,000    1,999,833
                                                                ----------------
--------------------------------------------------------------------------------
U.S. Treasury Obligations 0.5%
--------------------------------------------------------------------------------
U.S. Treasury Bill, 5.1%, 4/6/2000                              ----------------
  (Cost $157,824) (c) .........................      160,000      157,827
                                                                ----------------

                                                       Shares       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 92.4%
--------------------------------------------------------------------------------
Consumer Discretionary 7.0%
Apparel & Shoes 0.2%
Liz Claiborne, Inc. ...........................          241        9,068
Nike, Inc. "B" ................................          749       37,122
                                                                ----------------
                                                                   46,190
                                                                ----------------
Department & Chain Stores 5.4%
Bed Bath & Beyond, Inc.* ......................          434       15,082
Best Buy Co., Inc.* ...........................          395       19,824
CVS Corp. .....................................        1,057       42,214
Consolidated Stores Corp.* ....................           78        1,268
Costco Wholesale Corp.* .......................          587       53,564
Dayton Hudson Corp. ...........................          964       70,794
Dollar General Corp. ..........................          781       17,768
Federated Department Stores, Inc.* ............          493       24,927
Gap, Inc. .....................................        1,937       89,102
Home Depot, Inc. ..............................        5,375      368,489
J.C. Penney Co., Inc. .........................          834       16,628
Kmart Corp.* ..................................        1,530       15,396
Kohl's Corp.* .................................          454       32,773
Lowe's Companies, Inc. ........................          982       58,675
May Department Stores .........................          989       31,895
Nordstrom, Inc. ...............................          389       10,187
Rite Aid Corp. ................................          748        8,368
Sears, Roebuck & Co. ..........................          729       22,189
TJX Companies, Inc. (New) .....................          828       16,922
The Limited, Inc. .............................          510       22,089
Wal-Mart Stores, Inc. .........................       10,457      722,840
Walgreen Co. ..................................        2,548       74,529
                                                                ----------------
                                                                1,735,523
                                                                ----------------

                                                       Shares      Value
--------------------------------------------------------------------------------
Home Furnishings 0.1%
Newell Rubbermaid, Inc. .......................          707   $   20,503
                                                                ----------------
Hotels & Casinos 0.4%
Carnival Corp. "A" ............................        1,403       67,081
Hilton Hotels Corp. ...........................        1,248       12,012
Marriott International, Inc. "A" ..............          780       24,619
Mirage Resorts, Inc.* .........................          439        6,722
                                                                ----------------
                                                                  110,434
                                                                ----------------
Recreational Products 0.1%
Hasbro, Inc. ..................................          428        8,159
Mattel, Inc. ..................................          749        9,831
                                                                ----------------
                                                                   17,990
                                                                ----------------
Restaurants 0.5%
McDonald's Corp. ..............................        3,387      136,538
Tricon Global Restaurants* ....................          339       13,094
Wendy's International, Inc. ...................          172        3,548
                                                                ----------------
                                                                  153,180
                                                                ----------------
Specialty Retail 0.3%
AutoZone, Inc.* ...............................          226        7,303
Circuit City Stores, Inc. .....................          373       16,808
Office Depot, Inc.* ...........................          480        5,250
Staples, Inc.* ................................        1,283       26,622
Tandy Corp. ...................................          379       18,642
Toys "R" Us, Inc.* ............................          735       10,520
                                                                ----------------
                                                                   85,145
                                                                ----------------
Consumer Staples 6.6%
Alcohol & Tobacco 0.9%
Adolph Coors Company ..........................           25        1,313
Anheuser-Busch Companies, Inc. ................        1,175       83,278
Brown-Forman Corp "B" .........................          59.        3,378
Philip Morris Companies, Inc. .................        5,788      134,209
Seagram Co., Ltd. .............................        1,181       53,071
UST, Inc. .....................................          206        5,189
                                                                ----------------
                                                                  280,438
                                                                ----------------
Consumer Electronics & Photographic 0.2%
Eastman Kodak Co. .............................          848       56,180
Maytag Corp. ..................................          193        9,264
Polaroid Corp. ................................          195        3,668
Whirlpool Corp. ...............................          123        8,003
                                                                ----------------
                                                                   77,115
                                                                ----------------
Farming 0.0%
Archer-Daniels-Midland Co. ....................          943       11,493
                                                                ----------------
Food & Beverage 3.3%
Albertson's, Inc. .............................        1,158       37,346
Bestfoods .....................................          678       35,637
Campbell Soup Co. .............................          854       33,039
Coca-Cola Co., Inc. ...........................        5,743      334,530
Coca-Cola Enterprises .........................        1,206       24,271
ConAgra, Inc. .................................        1,437       32,422


    The accompanying notes are an integral part of the financial statements.


                         Kemper Variable Series- | 115
                      Kemper Index 500 Portfolio

                                                       Shares       Value
--------------------------------------------------------------------------------
General Mills, Inc. ...........................          915   $   32,711
H.J. Heinz Co. ................................        1,017       40,489
Hershey Foods Corp. ...........................          216       10,260
Kellogg Co. ...................................          777       23,941
Kroger Co.* ...................................        2,242       42,318
Nabisco Group Holdings ........................        1,076       11,433
PepsiCo, Inc. .................................        3,274      115,409
Quaker Oats Co. ...............................          346       22,706
Ralston Purina Group ..........................          975       27,178
SUPERVALU, Inc. ...............................           99        1,980
Safeway, Inc.* ................................        1,135       40,363
Sara Lee Corp. ................................        2,421       53,413
Unilever NV(New York Shares) ..................        1,478       80,459
William Wrigley Jr. Co. .......................          303       25,130
Winn-Dixie Stores, Inc. .......................          201        4,811
                                                                ----------------
                                                                1,029,846
                                                                ----------------
Package Goods/Cosmetics 2.2%
Avon Products, Inc. ...........................          577       19,041
Clorox Co. ....................................          657       33,096
Colgate-Palmolive Co. .........................        1,475       95,875
Gillette Co. ..................................        2,671      110,012
Kimberly-Clark Corp. ..........................        1,399       91,285
Procter & Gamble Co. ..........................        3,075      336,905
                                                                ----------------
                                                                  686,214
                                                                ----------------
Textiles 0.0%
VF Corp. ......................................           80        2,400
                                                                ----------------
Health 8.5%
Biotechnology 0.5%
Amgen, Inc.* ..................................        2,510      150,757
                                                                ----------------
Health Industry Services 0.4%
Cardinal Health, Inc. .........................          685       32,794
HEALTHSOUTH Corp.* ............................        1,047        5,628
IMS Health, Inc. ..............................          857       23,300
McKesson HBOC, Inc. ...........................          438        9,882
Quintiles Transnational Corp.* ................          326        6,092
United Healthcare Corp. .......................          426       22,631
Wellpoint Health Networks, Inc.*...............          120        7,913
                                                                ----------------
                                                                  108,240
                                                                ----------------
Hospital Management 0.2%
Columbia/HCA Healthcare Corp. .................        1,514       44,379
Tenet Healthcare Corp.* .......................          922       21,667
                                                                ----------------
                                                                   66,046
                                                                ----------------
Medical Supply & Specialty 0.8%
Bausch & Lomb, Inc. ...........................          194       13,277
Baxter International, Inc. ....................          796       49,999
Becton, Dickinson & Co. .......................          710       18,993
Biomet, Inc. ..................................          337       13,480
Boston Scientific Corp.* ......................          994       21,744
C.R. Bard, Inc. ...............................          136        7,208
Guidant Corp.* ................................          774       36,378
Medtronic, Inc. ...............................        2,681       97,689
                                                                ----------------
                                                                  258,768
                                                                ----------------

                                                       Shares       Value
--------------------------------------------------------------------------------
Pharmaceuticals 6.6%
Abbott Laboratories ...........................        3,827   $  138,968
Allergan, Inc. ................................          393       19,552
Alza Corp.* ...................................          144        4,986
American Home Products Corp. ..................        3,244      127,935
Bristol-Myers Squibb Co. ......................        4,580      293,979
Eli Lilly & Co. ...............................        2,524      167,846
Johnson & Johnson .............................        3,211      299,024
Merck & Co., Inc. .............................        5,440      364,820
Pfizer, Inc. ..................................        9,006      292,132
Pharmacia & Upjohn, Inc. ......................        1,365       61,425
Schering-Plough Corp. .........................        3,615      152,508
Warner-Lambert Co. ............................        1,963      160,843
Watson Pharmaceuticals, Inc.* .................          271        9,705
                                                                ----------------
                                                                2,093,723
                                                                ----------------
Communications 8.5%
Cellular Telephone 0.6%
Nextel Communications, Inc "A"* ...............         822.       84,769
Sprint Corp. (PCS Group)* .....................        1,043      106,908
                                                                ----------------
                                                                  191,677
                                                                ----------------
Telephone/Communications 7.9%
ADC Telecommunications, Inc.* .................          401       29,098
AT&T Corp. ....................................        7,448      377,986
Alltel Corp. ..................................          836       69,127
Bell Atlantic Corp. ...........................        3,804      234,184
BellSouth Corp. ...............................        4,293      200,966
CenturyTel, Inc. ..............................          406       19,234
GTE Corp. .....................................        2,352      165,963
Global Crossing Ltd.* .........................        1,736       86,800
MCI WorldCom, Inc.* ...........................        6,626      351,566
Nortel Networks Corp. .........................        3,210      324,210
SBC Communications, Inc. ......................        7,928      386,490
Sprint Corp. ..................................        2,106      141,760
US West, Inc. .................................        1,313       94,536
                                                                ----------------
                                                                2,481,920
                                                                ----------------
Financial 11.4%
Banks 4.8%
AmSouth Bancorp ...............................          590       11,394
BB&T Corp. ....................................          484       13,250
Bank One Corp. ................................        2,964       95,033
Bank of America Corp. .........................        3,875      194,477
Bank of New York Co., Inc. ....................        1,957       78,280
Chase Manhattan Corp. .........................        1,855      144,110
Comerica, Inc. ................................          528       24,651
Fifth Third Bancorp ...........................          843       61,855
First Union Corp. .............................        2,594       85,116
Firstar Corp. .................................        2,673       56,467
FleetBoston Financial Corp. ...................        1,888       65,726
Golden West Financial Corp. ...................          249        8,342
Huntington Bancshares, Inc. ...................          257        6,136
J.P. Morgan & Co., Inc. .......................          344       43,559
KeyCorp .......................................          999       22,103
MBNA Corp. ....................................        2,032       55,372
National City Corp. ...........................        1,797       42,566


    The accompanying notes are an integral part of the financial statements.


                          116 | Kemper Variable Series-
                                Kemper Index 500 Portfolio

                                                       Shares       Value
--------------------------------------------------------------------------------
Northern Trust Corp. ..........................          638   $   33,814
Old Kent Financial Corp. ......................          200        7,075
PNC Bank Corp. ................................          887       39,472
Regions Financial Corp. .......................          530       13,316
Republic New York Corp. .......................          333       23,976
SouthTrust Corp. ..............................          522       19,738
State Street Corp. ............................          293       21,407
Summit Bancorp ................................          143        4,379
SunTrust Banks, Inc. ..........................          880       60,555
US Bancorp ....................................        2,076       49,435
Union Planters Corp. ..........................          134        5,285
Wachovia Corp. ................................          590       40,120
Washington Mutual, Inc. .......................        1,419       36,894
Wells Fargo Co. ...............................        3,687      149,093
                                                                ----------------
                                                                1,512,996
                                                                ----------------
Insurance 2.8%
AFLAC, Inc. ...................................          574       27,086
Aetna, Inc. ...................................          418       23,330
Allstate Corp. ................................        2,170       52,080
American General Corp. ........................          699       53,037
American International Group, Inc. ............        3,593      388,493
Aon Corp. .....................................          749       29,960
Chubb Corp. ...................................          440       24,778
Cigna Corp. ...................................          530       42,698
Cincinnati Financial Corp. ....................          271        8,452
Conseco, Inc. .................................          507        9,063
Hartford Financial Services Group, Inc. .......          650       30,794
Jefferson Pilot Corp. .........................          151       10,306
Lincoln National Corp. ........................          612       24,480
MBIA, Inc. ....................................          148        7,816
MGIC Investment Corp. .........................          175       10,533
Marsh & McLennan Companies, Inc. ..............          712       68,130
Progressive Corp. .............................           97        7,093
Providian Financial Corp. .....................          294       26,772
Safeco Corp. ..................................          521       12,960
St. Paul Companies, Inc. ......................          628       21,156
Torchmark Corp. ...............................          102        2,964
UnumProvident Corp. ...........................          412       13,210
                                                                ----------------
                                                                  895,191
                                                                ----------------
Consumer Finance 2.5%
American Express Co. ..........................        1,013      168,411
Associates First Capital Corp. ................        1,932       53,009
Capital One Finance Corp. .....................          385       18,552
Citigroup, Inc. ...............................        7,858      436,610
Household International, Inc. .................        1,224       45,594
Mellon Financial Corp. ........................        1,026       34,948
SLM Holding Corp. .............................          333       14,069
Synovus Financial Corp. .......................          342        6,797
                                                                ----------------
                                                                  777,990
                                                                ----------------
Other Financial Companies 1.3%
Countrywide Credit Industries, Inc. ...........          180        4,545
Federal Home Loan Mortgage Corp. ..............        1,789       84,195
Federal National Mortgage Association .........        2,307      144,043

                                                      Shares       Value
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co. ..............        1,357   $  193,712
                                                                ----------------
                                                                  426,495
                                                                ----------------
Media 3.4%
Advertising 0.2%
Interpublic Group of Companies, Inc. ..........          777       44,823
Omnicom Group, Inc. ...........................          477       47,700
                                                                ----------------
                                                                   92,523
                                                                ----------------
Broadcasting & Entertainment 2.0%
CBS Corp.* ....................................        1,917      122,568
Clear Channel Communications, Inc.* ...........          560       49,980
Time Warner, Inc. .............................        2,952      213,836
Viacom, Inc "B"* ..............................       1,766.      106,733
Walt Disney Co. ...............................        4,663      136,393
                                                                ----------------
                                                                  629,510
                                                                ----------------
Cable Television 0.7%
Comcast Corp "A" ..............................       1,883.       94,621
Media One Group, Inc.* ........................        1,489      114,374
                                                                ----------------
                                                                  208,995
                                                                ----------------
Print Media 0.5%
Gannett Co., Inc. .............................          763       62,232
Harcourt General, Inc. ........................          207        8,332
Knight-Ridder, Inc. ...........................          264       15,708
New York Times Co "A" .........................         489.       24,022
Times Mirror Co "A" ...........................         .110        7,370
Tribune Co. ...................................          657       36,176
                                                                ----------------
                                                                  153,840
                                                                ----------------
Service Industries 3.0%
EDP Services 0.7%
Automatic Data Processing, Inc. ...............        1,621       87,331
Electronic Data Systems Corp. .................        1,019       68,209
First Data Corp. ..............................        1,114       54,934
                                                                ----------------
                                                                  210,474
                                                                ----------------
Environmental Services 0.2%
Allied Waste Industries* ......................             57        502
Transocean Offshore Inc. ......................            473     15,943
Waste Management, Inc. ........................          1,722     29,597
                                                                ----------------
                                                                   46,042
                                                                ----------------
Investment 0.7%
Bear Stearns Companies, Inc. ..................            367     15,689
Charles Schwab Corp. ..........................          1,967     75,484
Franklin Resources, Inc. ......................            420     13,466
Lehman Brothers Holdings, Inc. ................            271     22,950
Merrill Lynch & Co., Inc. .....................            806     67,301
Paine Webber Group, Inc. ......................            314     12,187
T. Rowe Price & Associates, Inc. ..............            360     13,298
                                                                ----------------
                                                                  220,375
                                                                ----------------
Miscellaneous Commercial Services 0.2%
Ecolab, Inc. ..................................            186      7,277
Paychex, Inc. .................................            690     27,600
Sysco Corp. ...................................            925     36,595
                                                                ----------------
                                                                   71,472
                                                                ----------------
Miscellaneous Consumer Services 1.0%
Cendant Corp.* ................................          1,846     49,034
H & R Block, Inc. .............................            120      5,250


    The accompanying notes are an integral part of the financial statements.


                         Kemper Variable Series- | 117
                      Kemper Index 500 Portfolio

                                                       Shares       Value
--------------------------------------------------------------------------------
Service Corp. International ...................          476   $    3,302
Yahoo!, Inc.* .................................          616      266,536
                                                                ----------------
                                                                  324,122
                                                                ----------------
Printing/Publishing 0.2%
Deluxe Corp. ..................................          300        8,231
Dow Jones & Co., Inc. .........................          216       14,688
Dun & Bradstreet Corp. (New) ..................          238        7,021
Equifax, Inc. .................................          148        3,487
McGraw-Hill, Inc. .............................          354       21,815
R.R. Donnelley & Sons Co. .....................          229        5,682
                                                                ----------------
                                                                   60,924
                                                                ----------------
Durables 4.1%
Aerospace 0.7%
Boeing Co. ....................................        2,068       85,951
Lockheed Martin Corp. .........................        1,129       24,697
Northrop Grumman Corp. ........................          158        8,542
Rockwell International Corp. ..................          572       27,385
United Technologies Corp. .....................        1,114       72,410
                                                                ----------------
                                                                  218,985
                                                                ----------------
Automobiles 1.0%
Cummins Engine Co., Inc. ......................          157        7,585
Dana Corp. ....................................          558       16,705
Delphi Automotive Systems Corp. ...............        1,014       15,971
Eaton Corp. ...................................          182       13,218
Ford Motor Co. ................................        2,845      152,030
General Motors Corp. ..........................        1,410      102,489
Genuine Parts Co. .............................          121        3,002
Navistar International Corp.* .................          213       10,091
                                                                ----------------
                                                                  321,091
                                                                ----------------
Construction/Agricultural 0.2%
Caterpillar, Inc. .............................          967       45,509
Deere & Co. ...................................          389       16,873
PACCAR, Inc. ..................................          268       11,876
                                                                ----------------
                                                                   74,258
                                                                ----------------
Leasing Companies 0.0%
Ryder System, Inc. ............................          243        5,938
                                                                ----------------
Telecommunications Equipment 2.1%
Andrew Corp.* .................................          292        5,530
General Instrument Corp.* .....................          365       31,025
Lucent Technologies, Inc. .....................        7,358      550,470
Scientific-Atlanta, Inc. ......................          206       11,459
Tellabs, Inc.* ................................          892       57,255
                                                                ----------------
                                                                  655,739
                                                                ----------------
Tires 0.1%
Goodyear Tire & Rubber Co. ....................          545       15,362
                                                                ----------------
Manufacturing 9.6%
Chemicals 1.3%
B.F. Goodrich Co. .............................          181        4,978
Dow Chemical Co. ..............................          580       77,503
E.I. du Pont de Nemours & Co. .................        2,594      170,880
Eastman Chemical Co. ..........................          292       13,925
Hercules, Inc. ................................           74        2,063

                                                        Shares      Value
--------------------------------------------------------------------------------
Mead Corp. ....................................          187   $    8,123
Monsanto Co. ..................................        1,625       57,891
Praxair, Inc. .................................          480       24,150
Rohm & Haas Co. ...............................          354       14,403
Sigma-Aldrich Corp. ...........................          392       11,785
Union Carbide Corp. ...........................          340       22,695
                                                                ----------------
                                                                  408,396
                                                                ----------------
Containers & Paper 0.5%
Boise Cascade Corp. ...........................          213        8,627
Champion International Corp. ..................          304       18,829
Crown Cork & Seal Co. .........................          251        5,616
Fort James Corp. ..............................          545       14,919
International Paper Co. .......................          859       48,480
Owens-Illinois, Inc.* .........................          255        6,391
Pactiv Corp.* .................................          581        6,173
Sealed Air Corp.* .............................          264       13,679
Temple-Inland, Inc. ...........................          208       13,715
Willamette Industries .........................          182        8,452
                                                                ----------------
                                                                  144,881
                                                                ----------------
Diversified Manufacturing 1.6%
Cooper Industries, Inc. .......................           99        4,003
Dover Corp. ...................................          601       27,270
Fortune Brands, Inc. ..........................          215        7,108
Honeywell International, Inc. .................        1,973      113,817
ITT Industries, Inc. ..........................          180        6,019
Leggett & Platt ...............................          200        4,288
Loews Corp. ...................................          351       21,301
Minnesota Mining & Manufacturing Co. ..........        1,039      101,692
TRW, Inc. .....................................          316       16,412
Textron, Inc. .................................          441       33,819
Tyco International Ltd. (New) .................        3,948      153,479
                                                                ----------------
                                                                  489,208
                                                                ----------------
Electrical Products 4.0%
Emerson Electric Co. ..........................        1,163       66,727
General Electric Co. ..........................        7,730    1,196,218
                                                                ----------------
                                                                1,262,945
                                                                ----------------
Hand Tools 0.1%
Black & Decker Corp. ..........................          305       15,936
Danaher Corp. .................................          331       15,971
Stanley Works .................................          305        9,188
                                                                ----------------
                                                                   41,095
                                                                ----------------
Industrial Specialty 1.3%
Avery Dennison Corp. ..........................            348     25,361
Centex Corp. ..................................            261      6,443
Corning, Inc. .................................            622     80,199
Johnson Controls, Inc. ........................            274     15,584
PPG Industries, Inc. ..........................            276     17,267
QUALCOMM Inc.* ................................          1,540    271,233
Sherwin-Williams Co. ..........................            578     12,138
                                                                ----------------
                                                                  428,225
                                                                ----------------
Machinery/Components/Controls 0.5% ............
Illinois Tool Works, Inc. .....................            807     54,523
Ingersoll-Rand Co. ............................            488     26,871
Millipore Corp. ...............................            172      6,644



    The accompanying notes are an integral part of the financial statements.


                          118 | Kemper Variable Series-
                                Kemper Index 500 Portfolio

                                                      Shares       Value
--------------------------------------------------------------------------------
PE Corp-PE Biosystems Group ..................          278   $   33,445
Parker-Hannifin Corp. ........................          349       17,908
Pitney Bowes, Inc. ...........................          741       35,800
Tenneco Automotive, Inc. .....................            1            9
                                                              ------------------
                                                                 175,200
                                                              ------------------
Office Equipment/Supplies 0.2%
Lanier Worldwide, Inc.* ......................          164          636
Lexmark International Group, Inc "A"* ........          348       31,494
Xerox Corp. ..................................        1,746       39,612
                                                              ------------------
                                                                  71,742
                                                              ------------------
Specialty Chemicals 0.0%
Air Products & Chemicals, Inc. ...............          200        6,713
                                                              ------------------
Wholesale Distributors 0.1%
W.W. Grainger, Inc. ..........................          327       15,633
                                                              ------------------
Technology 21.5%
Computer Software 7.8%
Adobe Systems, Inc. ..........................          337       22,663
America Online, Inc.* ........................        5,254      396,349
Autodesk, Inc. ...............................          234        7,898
BMC Software, Inc.* ..........................          527       42,127
Citrix Systems, Inc.* ........................          216       26,568
Computer Associates International, Inc. ......        1,339       93,646
Compuware Corp.* .............................          880       32,780
Comverse Technologies, Inc.* .................          194       28,082
Microsoft Corp.* .............................       12,189    1,423,066
Oracle Corp.* ................................        3,341      374,401
Parametric Technology Corp.* .................          750       20,297
PeopleSoft, Inc.* ............................          665       14,173
                                                              ------------------
                                                               2,482,050
                                                              ------------------
Diverse Electronic Products 2.3%
Applied Materials, Inc.* .....................          863      109,331
Dell Computer Corp.* .........................        5,949      303,399
KLA Tencor Corp.* ............................          185       20,602
Molex Incorporated ...........................          438       24,829
Motorola, Inc. ...............................        1,402      206,445
Solectron Corp.* .............................          741       70,488
Teradyne, Inc.* ..............................          354       23,364
                                                              ------------------
                                                                 758,458
                                                              ------------------
EDP Peripherals 0.9%
EMC Corp.* ...................................        2,371      259,032
Network Appliance, Inc.* .....................          390       32,394
                                                              ------------------
                                                                 291,426
                                                              ------------------
Electronic Components/Distributiors 3.0%
Adaptec, Inc.* ...............................          302       15,060
Analog Devices, Inc.* ........................          460       42,780
Cisco Systems, Inc.* .........................        7,775      832,897
Gateway, Inc.* ...............................          695       50,083
                                                              ------------------
                                                                 940,820
                                                              ------------------
Electronic Data Processing 3.8%
Apple Computer, Inc.* ........................          344       35,368
Ceridian Corp.* ..............................          244        5,261
Compaq Computer Corp. ........................        3,893      105,354
Hewlett-Packard Co. ..........................        2,464      280,742

                                                      Shares       Value
--------------------------------------------------------------------------------
International Business Machines Corp. ........        4,223   $  456,084
Seagate Technology, Inc.* ....................          513       23,887
Silicon Graphics, Inc.* ......................          686        6,731
Sun Microsystems, Inc.* ......................        3,648      282,492
Unisys Corp. .................................          598       19,099
                                                              ------------------
                                                               1,215,018
                                                              ------------------
Military Electronics 0.3%
Computer Sciences Corp.* .....................          362       34,254
General Dynamics Corp. .......................          364       19,201
Raytheon Co "B" ..............................         945.       25,102
                                                              ------------------
                                                                  78,557
                                                              ------------------
Office/Plant Automation 0.3%
3Com Corp.* ..................................          796       37,412
Cabletron Systems, Inc.* .....................          483       12,558
Novell, Inc.* ................................          883       35,265
                                                              ------------------
                                                                  85,235
                                                              ------------------
Semiconductors 3.1%
Advanced Micro Devices, Inc.* ................          447       12,935
Intel Corp. ..................................        7,881      648,705
LSI Logic Corp.* .............................          410       27,675
Micron Technology, Inc.* .....................          555       43,151
National Semiconductor Corp.* ................          438       18,752
Texas Instruments, Inc. ......................        1,852      179,413
Xilinx, Inc.* ................................          821       37,330
                                                              ------------------
                                                                 967,961
                                                              ------------------
Energy 5.5%
Engineering 0.0%
Fluor Corp. ..................................          195        8,946
McDermott International, Inc. ................          361        3,272
                                                              ------------------
                                                                  12,218
                                                              ------------------
Oil & Gas Production 1.4%
Anadarko Petroleum Corp. .....................          434       14,810
Apache Corp. .................................          361       13,332
Burlington Resources, Inc. ...................          522       17,259
Coastal Corp. ................................          320       11,340
Conoco, Inc "B" ..............................       1,802.       44,825
Kerr-McGee Corp. .............................          300       18,600
Occidental Petroleum Corp. ...................          836       18,079
Royal Dutch Petroleum Co. (New York
shares) ......................................        5,027      303,819
Tosco Corporation ............................          214        5,818
Union Pacific Resources Group ................          299        3,812
                                                              ------------------
                                                                 451,694
                                                              ------------------
Oil Companies 3.2%
Amerada Hess Corp. ...........................            150      8,513
Atlantic Richfield Co. .......................            671     58,042
Chevron Corp. ................................          1,542    133,576
Exxon Mobil Corp. (c) ........................          8,089    651,670
Phillips Petroleum Co. .......................            766     36,002
Texaco, Inc. .................................          1,222     66,370
USX Marathon Group ...........................            894     22,071
Unocal Corp. .................................            647     21,715
                                                              ------------------
                                                                 997,959
                                                              ------------------
Oil/Gas Transmission 0.5%
El Paso Energy Corporation ...................            626     24,297



    The accompanying notes are an integral part of the financial statements.


                         Kemper Variable Series- | 119
                      Kemper Index 500 Portfolio

                                                    Shares      Value
--------------------------------------------------------------------------------
Enron Corp. ...................................      1,754   $ 77,834
Sempra Energy .................................        195      3,388
Sunoco, Inc. ..................................         59      1,387
Williams Companies, Inc. ......................      1,216     37,164
                                                            --------------------
                                                              144,070
                                                            --------------------
Oilfield Services/Equipment 0.4%
Baker Hughes, Inc. ............................        995     20,957
Halliburton Co. ...............................      1,011     40,693
Rowan Companies, Inc.* ........................        318      6,895
Schlumberger Ltd. .............................      1,192     67,050
                                                            --------------------
                                                              135,595
                                                            --------------------
Metals & Minerals 0.7%
Precious Metals 0.1%
Barrick Gold Corp. ............................      1,142     20,199
Freeport McMoRan Copper &
Gold, Inc. "B"* ...............................       174.      3,676
Newmont Mining Corp. ..........................        499     12,226
Placer Dome Inc. ..............................        829      8,837
                                                            --------------------
                                                               44,938
                                                            --------------------
Steel & Metals 0.6%
Alcan Aluminium Ltd. ..........................        679     27,918
Alcoa, Inc. ...................................      1,043     86,569
Allegheny Teledyne, Inc. ......................        300      6,731
Inco Ltd.* ....................................        441     10,364
Nucor Corp. ...................................        173      9,483
Phelps Dodge Corp. ............................         90      6,041
Reynolds Metals Co. ...........................        215     16,474
USX-US Steel Group, Inc. ......................        349     11,517
                                                            --------------------
                                                              175,097
                                                            --------------------
Construction 0.4%
Building Materials 0.0%
Vulcan Materials Co. ..........................        139      5,550
                                                            --------------------
Building Products 0.2 %
Armstrong World Industries, Inc. ..............        106      3,538
Georgia Pacific Group .........................        299     15,174
Masco Corp. ...................................      1,281     32,505
Owens Corning .................................         87      1,680
                                                            --------------------
                                                               52,897
                                                            --------------------
Forest Products 0.2%
Louisiana-Pacific Corp. .......................        476      6,783
Weyerhaeuser Co. ..............................        642     46,104
                                                            --------------------
                                                               52,887
                                                            --------------------
Transportation 0.6%
Air Freight 0.1%
FDX Corp.* ....................................        700     28,656
                                                            --------------------
Airlines 0.2%
AMR Corp.* ....................................        264     17,688
Delta Air Lines, Inc. .........................        358     17,833

                                                     Shares     Value
--------------------------------------------------------------------------------
Southwest Airlines Co. ........................      1,485   $ 24,038
US Airways Group, Inc.* .......................        147      4,713
                                                            --------------------
                                                               64,272
                                                            --------------------
Railroads 0.3%
Burlington Northern Santa Fe Corp. ............        778     18,867
CSX Corp. .....................................        469     14,713
Kansas City Southern Industries, Inc. .........        311     23,208
Norfolk Southern Corp. ........................        960     19,680
Union Pacific Corp. ...........................        740     32,283
                                                            --------------------
                                                              108,751
                                                            --------------------
Utilities 1.6%
Electric Utilities 1.4%
AES Corp.* ....................................        561     41,935
Ameren Corp. ..................................         91      2,980
American Electric Power Co. ...................        201      6,457
CINergy Corp. .................................        117      2,823
CMS Energy Corp. ..............................        320      9,980
Carolina Power & Light Co. ....................        291      8,857
Central & South West Corp. ....................        158      3,160
Consolidated Edison, Inc. .....................        690     23,805
Constellation Energy Group ....................         89      2,581
DTE Energy Co. ................................        529     16,597
Dominion Resources, Inc. ......................        648     25,434
Duke Energy Corp. .............................      1,034     51,829
Edison International ..........................        921     24,119
Entergy Corp. .................................        816     21,012
FPL Group, Inc. ...............................        603     25,816
FirstEnergy Corp. .............................        654     14,838
Florida Progress Corp. ........................         87      3,681
GPU, Inc. .....................................        216      6,467
New Century Energies, Inc. ....................         50      1,519
Northern States Power Co. .....................        128      2,496
P G & E Corp. .................................      1,189     24,373
PP&L Resources, Inc. ..........................         47      1,073
Peco Energy Co. ...............................        556     19,321
Public Service Enterprise Group ...............        739     25,726
Southern Co. ..................................      1,951     45,849
Texas Utilities Co., Inc. .....................        829     29,481
Unicom Corp. ..................................        741     24,824
                                                            --------------------
                                                              467,033
                                                            --------------------
Natural Gas Distribution 0.2%
Columbia Energy Group .........................        230     14,548
Consolidated Natural Gas Corp. ................        344     22,339
Eastern Enterprises ...........................        138      7,926
Reliant Energy, Inc. ..........................        323      7,389
                                                            --------------------
                                                               52,202
                                                            --------------------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $27,383,258)                     29,187,306
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
(Cost $29,780,915) (a)                                    $31,584,966
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                          120 | Kemper Variable Series-
                                Kemper Index 500 Portfolio

--------------------------------------------------------------------------------
Notes to Kemper Index 500 Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $29,781,948. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $1,803,018. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,666,647 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $863,629.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(c) At December 31, 1999, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

--------------------------------------------------------------------------------

   At December 31, 1999, open futures contracts purchased were as follows:


                                                     Aggregate          Market
 Futures                Expiration Date   Contracts   Face Value ($)   Value ($)
 ---------------------  ---------------   ---------   ------------   -----------
 S&P 500 Index .......   March 18, 2000      6         2,207,336       2,226,750

                                                                          ------
 Total unrealized appreciation on open futures contracts ...............  19,414
                                                                          ------


    The accompanying notes are an integral part of the financial statements.


                         Kemper Variable Series- | 121
                      Kemper Index 500 Portfolio


Financial Statements
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $29,780,915) .......................   $ 31,584,966
Receivable for Porfolio shares sold ..........................................        721,756
Dividends receivable .........................................................         22,133
Receivable for daily variation margin on open futures contracts ..............          3,438
Other assets .................................................................         20,096
                                                                                 ------------
Total assets .................................................................     32,352,389

Liabilities
------------------------------------------------------------------------------------------------
Due to custodian bank ........................................................          2,437
Payable for investments purchased ............................................          7,971
Accrued management fee .......................................................          4,053
Other accrued expenses and payables ..........................................          4,966
                                                                                 ------------
Total liabilities ............................................................         19,427
------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 32,332,962
------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ...................................        179,390
Net unrealized appreciation (depreciation) on:
  Investments ................................................................      1,804,051
  Futures ....................................................................         19,414
Accumulated net realized gain (loss) .........................................         84,159
Paid-in capital ..............................................................     30,245,948
------------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 32,332,962
------------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($32,332,962 / 29,512,927 outstanding shares of beneficial interest, $.01 par value, unlimited number of -------------
  shares authorized) .........................................................   $      1.096
                                                                                 ------------


------------------------------------------------------------------------------------------------
Statement of Operations for the period ended December 31, 1999 (a)
------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $99) .............................   $     49,626
Interest .....................................................................         53,007
Other income .................................................................        103,378
                                                                                 ------------
Total income .................................................................        206,011
                                                                                 ------------
Expenses:
Management fee ...............................................................         21,834
Custodian and accounting fee .................................................         11,281
Auditing .....................................................................          2,662
Legal ........................................................................            484
Trustees' fees and expenses ..................................................          1,915
Reports to shareholders ......................................................            485
Other ........................................................................          1,950
                                                                                 ------------
Total expenses, before expense reductions ....................................         40,611
Expense reductions ...........................................................        (13,986)
                                                                                 ------------
Total expenses, after expense reductions .....................................         26,625
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                          179,386
------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................             15
Futures ......................................................................         84,149
                                                                                 ------------
                                                                                       84,164
                                                                                 ------------
Net unrealized appreciation (depreciation) during the period on
Investments ..................................................................      1,804,051
Futures ......................................................................         19,414
                                                                                 ------------
                                                                                    1,823,465
------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          1,907,629
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $  2,087,015
------------------------------------------------------------------------------------------------

(a) For the period from September 1, 1999 (commencement of operations) to December 31, 1999.


    The accompanying notes are an integral part of the financial statements.


                          122 | Kemper Variable Series-
                                Kemper Index 500 Portfolio

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               Period Ended
                                                               December 31,
Increase (Decrease) in Net Assets                                 1999(a)
--------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................   $    179,386
Net realized gain (loss) ................................         84,164
Net unrealized appreciation (depreciation) on
  investment transactions during the period .............      1,823,465
                                                            ------------
Net increase (decrease) in net assets resulting
  from operations .......................................      2,087,015
Portfolio share transactions:
Proceeds from shares sold ...............................     25,333,953
Cost of shares redeemed .................................        (88,006)
                                                            ------------
Net increase (decrease) in net assets from
  Portfolio share transactions ..........................     25,245,947
                                                            ------------
Increase (decrease) in net assets .......................     27,332,962
Net assets at beginning of period .......................      5,000,000
Net assets at end of period (including                      ------------
  undistributed net investment income (loss) of $179,390)   $ 32,332,962
                                                            ------------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............      5,000,000
                                                            ------------
Shares sold .............................................     24,596,356
Shares redeemed .........................................        (83,429)
                                                            ------------
Net increase (decrease) in Portfolio shares .............     24,512,927
                                                            ------------
Shares outstanding at end of period .....................     29,512,927
                                                            ------------

(a) For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


--------------------------------------------------------------------------------
Period Ended December 31,                                              1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $1.000
                                                                     ---------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                                       .010
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                                              .086
                                                                     ---------
--------------------------------------------------------------------------------
Total from investment operations                                       .096
--------------------------------------------------------------------------------
Net asset value, end of period                                       $1.096
                                                                     ---------
--------------------------------------------------------------------------------
Total return (%)                                                       9.55**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                              32,333
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         .84*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          .55*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              3.72*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               1*
--------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b) For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


    The accompanying notes are an integral part of the financial statements.


                         Kemper Variable Series- | 123
                      Kemper Index 500 Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

Kemper Small Cap Value Portfolio

Beginning in August, the portfolio's new management team focused on bringing the portfolio in line with our new relative value discipline -- a process that we believe will leave the portfolio well-positioned for the future. Specifically, we built the number of holdings in the portfolio and trimmed stocks that had outgrown the Russell 2000's market-cap guidelines. Our efforts also included bringing the portfolio's sector weightings in line with those of the Russell 2000. Rather than having large sector over- or underweightings, we seek undervalued stocks within each major economic sector.

Technology was perhaps the portfolio's strongest-performing sector during most of the year, and it finished the year particularly well. Nonetheless, we expect that ongoing changes to the portfolio will put us in a better position to find and profit from potential opportunities throughout the small-cap universe when the market's focus begins to broaden once again.

James M. Eysenbach
Lead Portfolio Manager



--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Small Cap Value Portfolio from 5/1/1996 to 12/31/1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

Kemper Small Cap
Value Portfolio                Russell 2000 Index      Consumer Price Index

1996.25     10000                   10000                   10000
1996.5       9295                    9589                   10006
1996.75      9528                    9622                   10076
1997        10186                   10123                   10128
1997.25      9975                    9600                   10217
1997.5      11620                   11156                   10236
1997.75     12922                   12817                   10294
1998        12399                   12387                   10301
1998.25     13567                   13632                   10360
1998.5      12683                   12996                   10410
1998.75      9833                   10377                   10447
1999        11004                   12070                   10466
1999.25     10184                   11415                   10535
1999.5      11662                   13190                   10612
1999.75     10812                   12356                   10721
2000        11312                   14635                   10746


The Russell 2000 Index is a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market cap of $591 million. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.


-----------------------------------------------------------------------------------------------------
Average Annual Total Return^1
-----------------------------------------------------------------------------------------------------
                                                                        Life of
For the periods ended December 31, 1999                   1-year       portfolio
-----------------------------------------------------------------------------------------------------
Kemper Small Cap Value Portfolio                           2.80%         3.42%      (Since 5/1/1996)
-----------------------------------------------------------------------------------------------------



^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.



                                      124 | Kemper Variable Series-
                                            Kemper Small Cap Value Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Small Cap Value Portfolio

                                                    Principal
                                                    Amount     Value
--------------------------------------------------------------------------------
Repurchase Agreements 2.9%
--------------------------------------------------------------------------------
State Street Bank and Trust Company,
  dated 12/31/1999 at 2.8%, to be
  repurchased at  $2,795 on 1/3/2000 (b)                   ---------
  (Cost $2,794) ...............................  $  2,794  $  2,794
                                                           ---------

                                                    Shares     Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.1%
--------------------------------------------------------------------------------
Consumer Discretionary 6.0%
Apparel & Shoes 1.8%
Columbia Sportswear Co. .......................     8,200       176
Deb Shops, Inc. ...............................    14,700       272
Genesco Inc. ..................................    17,500       228
K-Swiss Inc. "A" ..............................    10,900       202
Movado Group, Inc. ............................     5,700       124
Tarrant Apparel Group* ........................     9,000        87
The Buckle, Inc.* .............................     2,900        43
Wolverine World Wide, Inc. ....................    52,000       569
                                                           ---------
                                                              1,701
                                                           ---------
Department & Chains Stores 0.8%
Dress Barn Inc. ...............................    12,200       203
Goody's Family Clothing, Inc. .................    16,100        87
Pacific Sunwear of California Inc.* ...........     7,400       236
Shopko Stores, Inc. ...........................     9,100       209
                                                           ---------
                                                                735
                                                           ---------
Home Furnishings 0.3%
American Woodmark Corp. .......................     8,500       206
Haverty Furniture Co., Inc. ...................     5,400        68
                                                           ---------
                                                                274
                                                           ---------
Hotels & Casinos 0.5%
Anchor Gaming* ................................     5,100       221
Hollywood Park, Inc. ..........................    10,900       245
                                                           ---------
                                                                466
                                                           ---------
Recreational Products 0.6%
Fairfield Communities, Inc. ...................    12,600       136
THQ, Inc.* ....................................    18,900       438
                                                           ---------
                                                                574
                                                           ---------
Restaurants 1.7%
Applebee's International Inc. .................     4,600       136
CEC Entertainment, Inc.* ......................    12,200       346
Lone Star Steakhouse & Saloon, Inc.* ..........    28,400       253
NPC International, Inc.* ......................    27,100       214
O'Charley's Inc.* .............................    21,900       288
Ruby Tuesday, Inc. ............................    15,200       276
Ryan's Family Steak Houses, Inc.* .............    17,100       145
                                                           ---------
                                                              1,658
                                                           ---------

                                                   Shares     Value
--------------------------------------------------------------------------------
Specialty Retail 0.3%
Cellstar Corp. ................................    16,500   $   163
Trans World Entertainment Corp.* ..............    14,200       149
                                                           ---------
                                                                312
                                                           ---------
Consumer Staples 5.5%
Alcohol & Tobacco 0.2%
Schweitzer-Mauduit International, Inc. ........    13,500       181
                                                           ---------
Consumer Electronic & Photographic 0.4%
Salton, Inc.* .................................    11,700       391
                                                           ---------
Consumer Specialties 0.9%
Russ Berrie & Co., Inc. .......................     4,800       126
Sola International, Inc.* .....................    52,200       724
                                                           ---------
                                                                850
                                                           ---------
Food & Beverage 2.3%
Earthgrains Co. ...............................    12,900       208
Fresh Del Monte Produce Inc.* .................    55,000       495
Imperial Sugar Co. ............................    23,900        79
J & J Snack Foods Corp.* ......................    18,600       381
Jack in the Box Inc.* .........................    13,900       288
Michael Foods, Inc. ...........................     5,100       126
Performance Food Group Co.* ...................    17,000       414
The Grand Union Co. ...........................    18,500       187
                                                           ---------
                                                              2,178
                                                           ---------
Package Goods/Cosmetics 0.3%
Chattem, Inc. .................................    13,200       251
                                                           ---------
Textiles 1.4%
Nautica Enterprises, Inc.* ....................    37,700       426
Polymer Group, Inc. ...........................    11,100       203
Springs Industries, Inc. "A" ..................    18,200       727
                                                           ---------
                                                              1,356
                                                           ---------
Health 8.7%
Biotechnology 0.3%
Bio-Rad Laboratories, Inc. "A"* ...............     8,100       189
Catalytica, Inc.* .............................     4,800        65
                                                           ---------
                                                                254
                                                           ---------
Health Industry Services 3.2%
AmeriPath, Inc.* ..............................    31,000       254
Covance, Inc. .................................     4,300        46
Hanger Orthopedic Group, Inc.* ................    20,100       201
Hooper Holmes .................................     6,200       160
Magellan Health Services, Inc.* ...............    25,900       163
PAREXEL International Corporation* ............   100,000     1,181
Quest Diagnostics Inc.* .......................    10,000       306
Res-Care, Inc.* ...............................    17,700       226
Superior Consultant Holdings Corp.* ...........     7,900       113
Syncor International Corp.* ...................    10,300       300
US Oncology, Inc.* ............................    29,400       145
                                                           ---------
                                                              3,095
                                                           ---------


    The accompanying notes are an integral part of the financial statements.


                         Kemper Variable Series- | 125
                Kemper Small Cap Value Portfolio

(Dollars in thousands)

                                                              Shares       Value
--------------------------------------------------------------------------------
Hospital Management 1.4%
Coventry Health Care, Inc. .............................      36,500      $  246
Province Healthcare Co.* ...............................      17,100         325
Quorom Health Group, Inc.* .............................      80,700         752
                                                                          ------
                                                                           1,323
                                                                          ------
Medical Supply & Specialty 2.9%
Acuson Corporation* ....................................      19,000         239
Bacou USA, Inc.* .......................................      16,600         250
Conmed Corp. ...........................................      48,500       1,255
Cooper Cos .............................................       9,000         271
Theragenics Corp.* .....................................      11,700         106
Twinlab Corp.* .........................................      30,800         244
Vital Signs Inc. .......................................      14,900         341
Wesley Jessen VisionCare, Inc.* ........................       1,400          53
                                                                          ------
                                                                           2,759
                                                                          ------
Pharmaceuticals 0.9%
Advance Paradigm, Inc.* ................................       9,800         211
Alpharma Inc. ..........................................       3,600         111
Medco Research Inc.* ...................................      13,800         415
Rexall Sundown, Inc.* ..................................      10,700         110
                                                                          ------
                                                                             847
                                                                          ------
Communications 2.7%
Telephone/Communications
AVT Corp.* .............................................       6,900         324
CT Communications, Inc. ................................       4,000         224
CapRock Communications Corp.* ..........................       4,300         140
Commonwealth Telephone
Enterprises, Inc. ......................................       3,900         206
General Communication, Inc. "A" ........................      23,700         104
IDT Corp.* .............................................       1,700          32
North Pittsburgh Systems, Inc. .........................      19,300         285
Pacific Gateway Exchange, Inc.* ........................      14,900         254
Plantronics, Inc.* .....................................       2,600         186
US LEC Corp. CL "A"* ...................................       5,000         161
Xircom, Inc.* ..........................................       8,200         615
                                                                          ------
                                                                           2,531
                                                                          ------
Financial 13.5%
Banks 6.0%
BSB Bancorp, Inc. ......................................      10,100         195
Commercial Federal Corp. ...............................      38,250         681
Cullen\Frost Bankers, Inc. .............................      21,700         559
Dime Community Bancshares ..............................       9,700         180
Downey Financial Corp. .................................       7,500         151
First Citizens BancShares, Inc. "A" ....................       2,500         174
First Federal Financial Corp. ..........................      17,700         249
First Republic Bank ....................................      10,400         244
First Washington Bancorp, Inc. .........................      12,400         183
GBC Bancorp ............................................      15,600         301
Imperial Bancorp* ......................................      42,700       1,030
MAF Bancorp, Inc. ......................................       7,100         149
PFF Bancorp, Inc. ......................................      18,000         349
St. Francis Capital Corp. ..............................      14,000         261
UST Corp ...............................................       8,500         270
Webster Financial Corp. ................................      28,100         662
                                                                          ------
                                                                           5,638
                                                                          ------

                                                              Shares       Value
--------------------------------------------------------------------------------
Insurance 4.6%
AmerUS Life Holdings, Inc. .............................       8,500      $  196
CNA Surety Corp. .......................................      17,700         230
Delphi Financial Group, Inc. "A" .......................       6,528         196
Farm Family Holdings, Inc. .............................       9,500         401
First American Financial Co. ...........................      15,700         195
Foremost Corporation of America ........................       9,900         281
Fremont General Corp. ..................................      73,000         538
LandAmerica Financial Group, Inc. ......................      10,000         184
PICO Holdings, Inc.* ...................................       3,300          41
PMA Capital Corp. ......................................      12,900         256
Philadelphia Consolidated Holding Corp.* ...............      16,100         233
RLI Corp. ..............................................      10,600         360
SCPIE Holdings Inc. ....................................       6,900         222
Selective Insurance Group, Inc. ........................      11,900         205
Stewart Information Services Corp. .....................      11,100         148
The Midland Company ....................................       5,700         118
Trenwick Group, Inc. ...................................       9,800         166
White Mountains Insurance Group, Inc. ..................       1,600         193
Zenith National Insurance Corp. ........................      12,100         250
                                                                          ------
                                                                           4,413
                                                                          ------
Consumer Finance 0.3%
New Century Financial Corp.* ...........................      19,600         309
                                                                          ------
Other Financial Companies 1.1%
Advanta Corp. "A" ......................................      10,200         186
Bay View Capital Corp. .................................      16,100         228
Phoenix Investment Partners, Ltd. ......................      37,700         306
Resource America, Inc. "A" .............................      18,600         147
Walter Industries, Inc. ................................      19,100         207
                                                                          ------
                                                                           1,074
                                                                          ------
Real Estate 1.5%
Castle & Cooke, Inc.* ..................................      15,300         194
Prentiss Properties Trust (REIT) .......................      46,500         977
Redwood Trust, Inc. ....................................      18,000         225
                                                                          ------
                                                                           1,396
                                                                          ------
Media 2.1%
Broadcasting & Entertainment 0.3%
AMC Entertainment, Inc. ................................      32,100         277
                                                                          ------
Print Media 1.8%
Valassis Communications, Inc.* .........................      40,000       1,690
                                                                          ------
Service Industries 6.6%
EDP Services 1.5%
Analysts International Corp. ...........................        4,400         55
Keane, Inc. ............................................       26,000        825
QRS Corp.* .............................................        3,900        407
Systems & Computer Technology Corp.* ...................       11,300        184
                                                                          ------
                                                                           1,471
                                                                          ------
Environmental Services 0.4%
URS Corp. ..............................................       16,500        358
                                                                          ------


    The accompanying notes are an integral part of the financial statements.


                          126 | Kemper Variable Series-
                                Kemper Small Cap Value Portfolio

(Dollars in thousands)

                                                              Shares       Value
--------------------------------------------------------------------------------
Investment 0.4%
Raymond James Financial, Inc. ..........................      11,500      $  215
Southwest Securities Group, Inc. .......................       7,500         205
                                                                          ------
                                                                             420
                                                                          ------
Miscellaneous Commercial Services 2.9%
Bell & Howell Holdings Co.* ............................      13,800         439
Century Business Services, Inc.* .......................      24,200         204
Computer Task Group Inc. ...............................      22,600         335
First Consulting Group, Inc. ...........................       4,500          70
IT Group, Inc.* ........................................      15,800         145
Kelly Services, Inc. "A" ...............................       9,600         241
Lason, Inc.* ...........................................      11,100         122
Mastech Corp.* .........................................       2,000          49
Morrison Knudsen Corp.* ................................       7,800          61
Personnel Group of America, Inc.* ......................      15,500         157
Source Information Management Co.* .....................       4,400          74
Syntel, Inc.* ..........................................      19,300         312
Technology Solutions Co.* ..............................      10,100         331
Volt Information Sciences, Inc.* .......................       9,000         215
                                                                          ------
                                                                           2,755
                                                                          ------
Miscellaneous Consumer Services 1.2%
CDI Corp.* .............................................      11,700         282
Group Maintenance America Corp.* .......................      79,100         845
                                                                          ------
                                                                           1,127
                                                                          ------
Printing/Publishing 0.2%
Mail-Well, Inc.* .......................................      13,700         185
                                                                          ------
Durables 4.6%
Aerospace 1.1%
Aeroflex, Inc.* ........................................      21,500         223
Alliant Techsystems, Inc.* .............................      10,400         648
Primex Technologies, Inc. ..............................       7,300         152
                                                                          ------
                                                                           1,023
                                                                          ------
Automobiles 1.0%
Borg-Warner Automotive Inc. ............................      16,300         660
Oshkosk Truck Corp. "B" ................................       8,250         242
                                                                          ------
                                                                             902
                                                                          ------
Construction/Agricultural Equipment 0.1%
Terex Corp. ............................................       4,400         122
                                                                          ------
Leasing Companies 2.1%
Aaron Rents, Inc. ......................................       8,100         144
Dollar Thrifty Automotive Group, Inc. ..................      79,100       1,893
                                                                          ------
                                                                           2,037
                                                                          ------
Telecommunications Equipment 0.3%
Inter-Tel, Inc. ........................................      10,300         258
                                                                          ------
Manufacturing 9.3%
Containers & Paper 0.2%
P.H. Glatfelter Company ................................      13,500         197
                                                                          ------
Diversified Manufacturing 2.3%
Ball Corporation .......................................      13,500         532
Briggs & Stratton Corp. ................................      12,500         670
Myers Industries, Inc. .................................      49,192         775


                                                              Shares       Value
--------------------------------------------------------------------------------
ThermoQuest Corp.* .....................................      23,600      $  243
                                                                          ------
                                                                           2,220
                                                                          ------
Electrical Products 0.7%
Blount International, Inc. .............................           1           0
Methode Electronics "A" ................................      13,300         427
Windmere-Durable Holdings, Inc. ........................      15,100         257
                                                                          ------
                                                                             684
                                                                          ------
Industrial Specialty 2.1%
Buckeye Technologies, Inc.* ............................      26,800         399
Fleetwood Enterprises ..................................      30,000         619
Gardner Denver Inc. ....................................       6,300         105
General Cable Corp. ....................................      27,700         209
Lydall, Inc. ...........................................      19,200         127
Thermo BioAnalysis Corp.* ..............................      14,300         263
UNOVA, Inc.* ...........................................      23,700         308
                                                                          ------
                                                                           2,030
                                                                          ------
Machinery/Components/Controls 4.1%
American Axle & Manufacturing
Holdings, Inc.* ........................................      66,800         810
CIRCOR International, Inc. .............................      23,000         237
Intermet Corp. .........................................      61,600         716
RadiSys Corp.* .........................................       4,500         230
Shaw Group, Inc.* ......................................      35,800         906
Thermo Optek Corp.* ....................................      12,200         139
Watts Industries, Inc. "A" .............................      46,000         678
Woodward Governor Co. ..................................       2,400          66
                                                                          ------
                                                                           3,782
                                                                          ------
Technology 19.7%
Computer Software 8.0%
3Dfx Interactive, Inc.* ................................      12,300         121
Activision, Inc.* ......................................      21,000         321
Advanced Digital Information Corp.* ....................       5,000         243
Advent Software, Inc.* .................................       3,400         219
Best Software, Inc.* ...................................       4,000         118
Cybex Computer Products Corp. ..........................       3,400         138
Epicor Software Corp. ..................................      43,000         218
Factset Research Systems Inc. ..........................       5,900         470
Great Plains Software, Inc.* ...........................       3,400         254
Hyperion Solutions Corp.* ..............................       7,500         326
IMRglobal Corp.* .......................................      21,200         266
ISS Group, Inc.* .......................................       3,300         235
InfoCure Corporation* ..................................       8,200         256
JDA Software Group, Inc.* ..............................      16,000         262
MAPICS, Inc.* ..........................................      15,000         189
MICROS Systems, Inc.* ..................................       8,000         592
MTI Technology Corp.* ..................................      14,900         549
MTS Systems Corp. ......................................      31,100         241
Metro Information Services Inc.* .......................       21,700        521
Remedy Corp.* ..........................................        8,000        379
Santa Cruz Operations Inc.* ............................       39,700      1,206
Structural Dynamics Research Corp.* ....................       28,300        361
Unigraphics Solutions Inc.* ............................        1,400         38
Verity, Inc.* ..........................................        5,200        221
                                                                          ------
                                                                           7,744
                                                                          ------


    The accompanying notes are an integral part of the financial statements.


                         Kemper Variable Series- | 127
                Kemper Small Cap Value Portfolio

(Dollars in thousands)

                                                              Shares       Value
--------------------------------------------------------------------------------
Diverse Electronic Products 0.6%
Cable Design Technologies Corp.* .......................      11,500     $   264
DSP Group, Inc. ........................................       2,900         270
                                                                          ------
                                                                             534
                                                                          ------
EDP Peripherals 0.7%
Gerber Scientific, Inc. ................................      15,700         344
NeoMagic Corp.* ........................................      26,400         289
                                                                          ------
                                                                             633
                                                                          ------
Electronic Components/Distributors 2.6%
Apex Inc.* .............................................       4,500         145
Belden, Inc. ...........................................      22,900         481
Benchmark Electronics, Inc.* ...........................       8,300         190
ITI Technologies, Inc.* ................................       9,200         276
Kent Electronics Corp.* ................................       3,400          77
Maxwell Technologies, Inc. .............................       5,400          54
Pioneer-Standard Electronics, Inc. .....................      25,500         368
Technitrol, Inc. .......................................      19,900         886
                                                                          ------
                                                                           2,477
                                                                          ------
Electronic Data Processing 1.6%
Computer Network Technology, Corp. .....................      23,600         541
Information Resources, Inc.* ...........................      18,800         174
SAGA Systems, Inc.* ....................................      24,400         487
Sunquest Information Systems, Inc.* ....................      25,800         348
                                                                          ------
                                                                           1,550
                                                                          ------
Military Electronics 0.7%
Tech-Sym Corp.* ........................................      13,400         276
Titan Corp.* ...........................................       8,700         410
                                                                          ------
                                                                             686
                                                                          ------
Office/Plant Automation 1.3%
CACI International, Inc.* ..............................      18,700         423
Kronos, Inc.* ..........................................       3,700         222
Mercury Computer Systems, Inc.* ........................       9,800         343
Pinnacle Systems, Inc.* ................................       1,400          57
Radiant Systems Inc.* ..................................       4,300         173
                                                                          ------
                                                                           1,218
                                                                          ------
Precision Instruments 0.6%
Analogic Corp. .........................................       6,800         224
Molecular Devices Corp.* ...............................       5,200         270
Moog Inc.* .............................................       2,500          68
                                                                          ------
                                                                             562
                                                                          ------
Semiconductors 3.6%
Alliance Semiconductor Corp.* ..........................      30,800         514
Alpha Industries .......................................       4,400         252
Burr-Brown Corp.* ......................................      44,888       1,622
Cree Research, Inc. ....................................       5,600         478
Etec Systems, Inc. .....................................       3,800         171
Exar Corp. .............................................       7,600         447
                                                                          ------
                                                                           3,484
                                                                          ------
Energy 2.9%
Oil & Gas Production 1.4%
Atwood Oceanics, Inc.* .................................      10,800         417
Basin Exploration, Inc.* ...............................       5,200          92
Cross Timbers Oil Company ..............................      18,300         166
Tesoro Petroleum Corp.* ................................      59,500         688
                                                                          ------
                                                                           1,363
                                                                          ------

                                                              Shares       Value
--------------------------------------------------------------------------------
Oil Companies 0.2%
Giant Industries, Inc. .................................      18,500     $   155
                                                                          ------
Oilfield Services/Equipment 1.3%
Oceaneering International, Inc.* .......................      24,900         372
Parker Drilling Co.* ...................................      17,000          54
Seitel, Inc. ...........................................      33,800         228
Varco International, Inc. ..............................      30,900         315
Veritas DGC Inc.* ......................................      19,500         273
                                                                          ------
                                                                           1,242
                                                                          ------
Metals & Minerals 2.7%
Steel & Metals
AMCOL International Corp. ..............................     100,350       1,618
Gibraltar Steel Corporation ............................       5,100         119
IMCO Recycling Inc. ....................................      16,300         206
Quanex Corp. ...........................................      26,100         666
                                                                          ------
                                                                           2,609
                                                                          ------
Construction 4.0%
Building Materials 2.0%
Elcor Corp. ............................................      36,575       1,102
Florida Rock Industries, Inc. ..........................      10,200         351
Southdown, Inc. ........................................       8,200         423
Universal Forest Products, Inc. ........................       9,100         134
                                                                          ------
                                                                           2,010
                                                                          ------
Building Products 0.6%
CoStar Group Inc. ......................................         800          29
Emcor Group, Inc. ......................................      10,000         182
Genlyte Group, Inc. ....................................       4,900         105
Nortek, Inc.* ..........................................       7,700         216
                                                                          ------
                                                                             532
                                                                          ------
Homebuilding 1.3%
Del Webb Corp. .........................................      26,200         653
MDC Holdings, Inc. .....................................      12,600         198
NVR Inc.* ..............................................       4,300         205
Standard Pacific Corp. .................................      13,200         145
                                                                          ------
                                                                           1,201
                                                                          ------
Transportation 3.8%
Air Freight 0.7%
Airborne Freight Corp. .................................      29,900         658
                                                                          ------
Airlines 1.7%
America West Holdings Corp. "B"* .......................      75,500       1,567
                                                                          ------
Railroads 0.8%
Trinity Industries, Inc. ...............................      26,500         754
                                                                          ------
Trucking 0.6%
M.S. Carriers Inc.* ....................................        7,000        167
Roadway Express, Inc. ..................................       11,400        246
Yellow Corp.* ..........................................       11,400        192
                                                                          ------
                                                                             605
                                                                          ------
Utilities 5.0%
Electric Utilities 3.7%
Anixter International Inc.* ............................       16,700        344
El Paso Electric Co. ...................................      150,000      1,472



    The accompanying notes are an integral part of the financial statements.


                          128 | Kemper Variable Series-
                                Kemper Small Cap Value Portfolio

(Dollars in thousands)

                                                              Shares       Value
--------------------------------------------------------------------------------
Public Service Co. of New Mexico .......................      26,100      $  424
TNP Enterprises, Inc. ..................................      30,300       1,250
                                                                          ------
                                                                           3,490
                                                                          ------
Natural Gas Distribution 1.3%
Energen Corp. ..........................................      21,800         394

                                                               Shares      Value
--------------------------------------------------------------------------------
NUI Corp. ..............................................      16,500      $  435
ONEOK, Inc. ............................................       4,700         118
South Jersey Industries, Inc. ..........................      11,200         319
                                                                          ------
                                                                           1,266
                                                                          ------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $88,789)                                        92,444
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $91,583) (a)               $   95,238
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Small Cap Value Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $91,579. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $3,659. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $15,362 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,703.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.


                          Kemper Variable Series- | 129
                 Kemper Small Cap Value Portfolio


Financial Statements
------------------------------------------------------------------------------------------

(in thousands)
------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------
Investments in securities, at value (cost $91,583) .........................   $  95,238
Receivable for investments sold ............................................         307
Dividends receivable .......................................................          78
Receivable for Portfolio shares sold .......................................          51
                                                                               ---------
Total assets ...............................................................      95,674

Liabilities
------------------------------------------------------------------------------------------
Due to custodian bank ......................................................         310
Payable for Portfolio shares redeemed ......................................          87
Accrued management fee .....................................................          61
Other accrued expenses and payables ........................................          23
                                                                               ---------
Total liabilities ..........................................................         481
------------------------------------------------------------------------------------------
Net assets, at value                                                           $  95,193
------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .................................         324
Net unrealized appreciation (depreciation) on investments ..................       3,655
Accumulated net realized gain (loss) .......................................      (9,951)
Paid-in capital ............................................................     101,165
------------------------------------------------------------------------------------------
Net assets, at value                                                           $  95,193
------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($95,193 / 87,737 outstanding
  shares of beneficial interest, $.01 par value, unlimited number of shares    ---------
  authorized) ..............................................................   $   1.085
                                                                               ---------
------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------
Dividends (less foreign taxes withheld of $3) ..............................   $   1,137
Interest ...................................................................         333
                                                                               ---------
Total income ...............................................................       1,470
                                                                               ---------
Expenses:
Management fee .............................................................         728
Custodian fees .............................................................          30
Auditing ...................................................................           8
Legal ......................................................................           2
Trustees' fees and expenses ................................................          10
Reports to shareholders ....................................................          27
Other ......................................................................           2
                                                                               ---------
Total expenses, before expense reductions ..................................         807
Expense reductions .........................................................          (3)
                                                                               ---------
Total expenses, after expense reductions ...................................         804
------------------------------------------------------------------------------------------
Net investment income (loss)                                                         666
------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ..................................      (6,661)
Net unrealized appreciation (depreciation) during the period on investments        8,073
------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         1,412
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $   2,078
------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                          130 | Kemper Variable Series-
                                Kemper Small Cap Value Portfolio


(in thousands)
---------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
Increase (Decrease) in Net Assets                                            1999             1998
---------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................   $     666    $   1,076
Net realized gain (loss) ..............................................      (6,661)      (2,547)
Net unrealized appreciation (depreciation) on investment transactions
  during the period ...................................................       8,073      (10,477)
                                                                          ---------    ---------
Net increase (decrease) in net assets resulting from operations .......       2,078      (11,948)
Distributions to shareholders:
From net investment income ............................................        (889)        --
                                                                          ---------    ---------
From net realized gains ...............................................        --         (2,220)
                                                                          ---------    ---------
Fund share transactions:
Proceeds from shares sold .............................................      20,971       48,651
Reinvestment of distributions .........................................         889        2,220
Cost of shares redeemed ...............................................     (29,865)     (10,802)
                                                                          ---------    ---------
Net increase (decrease) in net assets from Portfolio share transactions      (8,005)      40,069
                                                                          ---------    ---------
Increase (decrease) in net assets .....................................      (6,816)      25,901
Net assets at beginning of period .....................................     102,009       76,108
Net assets at end of period (including undistributed net                  ---------    ---------
 investment income (loss) of $324 and $619, respectively) .............   $  95,193    $ 102,009
                                                                          ---------    ---------

Other Information
---------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................      95,758       62,003
                                                                          ---------    ---------
Shares sold ...........................................................      19,879       41,702

Shares issued to shareholders in reinvestment of distributions ........         842        1,664

Shares redeemed .......................................................     (28,742)      (9,611)
                                                                          ---------    ---------
Net increase (decrease) in Portfolio shares ...........................      (8,021)      33,755
                                                                          ---------    ---------
Shares outstanding at end of period ...................................      87,737       95,758
                                                                          ---------    ---------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


---------------------------------------------------------------------------------------------
Periods Ended December 31,                                  1999     1998     1997     1996(b)
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $1.065    1.227    1.019    1.000
                                                          -----------------------------------
---------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------
Net investment income (loss)                                .007(a)  .009     .012     .013
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                                   .023    (.141)    .206     .006
                                                          -----------------------------------
---------------------------------------------------------------------------------------------
Total from investment operations                            .030    (.132)    .218     .019
---------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------
Net investment income                                      (.010)      --    (.010)      --
---------------------------------------------------------------------------------------------
Net realized gains on investment transactions                 --    (.030)      --       --
                                                          -----------------------------------
---------------------------------------------------------------------------------------------
Total distributions                                        (.010)   (.030)   (.010)      --
---------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.085    1.065    1.227    1.019
                                                          -----------------------------------
---------------------------------------------------------------------------------------------
Total return (%)                                            2.80   (11.25)   21.73     1.86**
---------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                   95,193  102,009   76,108   13,307
---------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              .84      .80      .84      .92*
---------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               .83      .80      .84      .90*
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    .69     1.15     1.18     2.23*
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   72       43       22       61*
---------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*    Annualized

**   Not annualized


    The accompanying notes are an integral part of the financial statements.


                         Kemper Variable Series- | 131
                         Kemper Small Cap Value Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999
Kemper-Dreman Financial Services Portfolio

Due to interest rate fears, financial stocks were battered throughout the second half of 1999, hampering the performance of the Kemper-Dreman Financial Services Portfolio. Despite relatively strong earnings, even well-known companies with solid growth prospects traded at decade-low valuations.

One factor that hindered portfolio performance was our light weighting of online brokerage stocks, which enjoyed the market's favor throughout much of the year. Nonetheless, we continue to believe that those issues are too speculative. We also reduced our exposure to some larger money center banks, believing their valuations have climbed too high, and redeployed those assets into regional banks, which should benefit from merger and acquisition activity from the recent passage of the new financial services reform act (the Gramm-Leach-Bliley Act of 1999).

One large holding that experienced difficulties during the year was Bank One, which was hit hard due to reports of a downturn in their credit card business. In our opinion, the company's credit card business is still viable and we see strong, long-term growth potential for the bank as a whole.

Heading into 2000, we believe that financial stocks are well-positioned for a comeback. Many companies, particularly banks, have diversified their businesses, realizing a greater percentage of their earnings from services and fees and less from interest rate-related loans. If these companies' earnings exceed expectations and the sector benefits from merger and acquisition activity, the group should enjoy positive performance. When and if that happens, our portfolio will be well-positioned to benefit.

David N. Dreman
Lead Portfolio Manager


--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper-Dreman Financial Services Portfolio from 5/4/1998 to 12/31/1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                       Kemper-Dreman
                    Financial Services  Standard & Poor's         Consumer
   Year                  Portfolio          500 Index            Price Index

   1998.25                10000              10000                 10000
   1998.5                  9939              10406                 10012
   1998.75                 8130               9370                 10048
   1999                    9779              11367                 10066
   1999.25                10226              11933                 10133
   1999.5                 10566              12775                 10207
   1999.75                 9185              11977                 10311
   2000                    9285              13759                 10336

The Standard & Poor's 500 Index is an unmanged index generally representative of the U.S. stock market. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------
                                                      Life of
For the periods ended December 31, 1999      1-year   portfolio
--------------------------------------------------------------------------------
Kemper-Dreman Financial Services Portfolio   -5.05%    -4.37%   (Since 5/4/1998)

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   As a non-diversified portfolio, it can invest more than 5% of its assets in the securities of particular issuer. This presents greater risk of loss of principal as the financial condition or market's assessment of such securities changes.

   The portfolio may concentrate investments in specific sectors, which creates special risk considerations.

   The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                         132 | Kemper Variable Series--
                               Kemper-Dreman Financial Services Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper-Dreman Financial Services Portfolio


                                                          Principal
                                                            Amount       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.1%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company dated
    12/31/1999 at 2.8%, to be repurchased at                           ---------
    $581 on 1/3/2000 (Cost $581) (b)..................     $    581    $     581
                                                                       ---------

                                                             Shares       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.9%
--------------------------------------------------------------------------------

Financial 97.9%
Banks 46.4%
BancWest Corp. .......................................       18,800          367
Bank One Corp. .......................................       36,102        1,158
Bank of America Corp. ................................       30,073        1,509
Chase Manhattan Corp. ................................       13,300        1,033
Colonial BancGroup, Inc. .............................       15,800          164
Corus Bankshares, Inc ................................        6,700          161
First Union Corp. ....................................       28,150          924
FleetBoston Financial Corp. ..........................       31,336        1,091
Golden West Financial Corp. ..........................        3,900          131
J.P. Morgan & Co., Inc. ..............................        3,750          475
KeyCorp, "New" .......................................       31,500          697
National Bank of Canada ..............................       32,700          419
North Fork Bancorporation, Inc. ......................        8,200          144
PNC Bank Corp. .......................................       19,200          854
People's Heritage Financial Group, Inc. ..............        8,600          129
Popular, Inc. ........................................       10,100          282
Provident Financial Group ............................        4,615          165
Republic New York Corp. ..............................       10,800          778
Summit Bancorp .......................................        6,500          199
SunTrust Banks, Inc. .................................        6,500          447
Washington Mutual, Inc. ..............................       11,770          306


                                                              Shares       Value
--------------------------------------------------------------------------------

 Wells Fargo & Co. .................................        30,000       $ 1,213
                                                                      ----------
                                                                          12,646
                                                                      ----------
 Insurance 20.9%
 Aegon NV (ADR) ....................................         2,280           218
 Allstate Corp. ....................................        18,105           434
 American International Group, Inc. ................        26,762         2,894
 Chubb Corp. .......................................         4,000           225
 Cigna Corp. .......................................         4,200           338
 Jefferson Pilot Corp. .............................         2,300           157
 Lincoln National Corp. ............................         5,300           212
 Marsh & McLennan Companies, Inc. ..................         4,250           407
 Ohio Casualty Corp. ...............................        21,300           342
 Safeco Corp. ......................................         6,500           162
 St. Paul Companies, Inc. ..........................         5,300           178
 Torchmark Corp. ...................................         4,500           131
                                                                      ----------
                                                                           5,698
                                                                      ----------
 Consumer Finance 13.4%
 American Express Co. ..............................         7,100         1,180
 Citigroup, Inc. ...................................        29,250         1,625
 Household International, Inc. .....................         6,400           239
 Mellon Financial Corp. ............................        11,300           385
 SLM Holding Corp. .................................         5,000           211
                                                                      ----------
                                                                           3,640
                                                                      ----------

 Other Financial Companies 17.2%
 Bear Stearns Companies, Inc. ......................         4,740           203
 Federal Home Loan Mortgage Corp. ..................        18,020           848
 Federal National Mortgage Association .............        24,440         1,526
 Franklin Resources, Inc. ..........................         5,600           179
 Goldman Sachs Group, Inc. .........................         2,700           254
 Lehman Brothers Holdings, Inc. ....................         2,368           201
 Merrill Lynch & Co., Inc. .........................         8,600           718
 Prison Realty Trust, Inc. (REIT) ..................       153,600           778
                                                                      ----------
                                                                           4,707
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $28,838)                                        26,691
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $29,419) (a)               $   27,272
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper-Dreman Financial Services Portfolio of Investments
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $29,506. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $2,234. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,852 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,086.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.

                         133 | Kemper Variable Series--
                               Kemper-Dreman Financial Services Portfolio

--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------

(in thousands)
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------
Investments in securities, at value (cost $29,419) .........................   $ 27,272
Dividends receivable .......................................................         45
Receivable for Portfolio shares sold .......................................        152
Due from Adviser ...........................................................         25
                                                                               --------
Total assets ...............................................................     27,494

Liabilities
---------------------------------------------------------------------------------------
Due to custodian bank ......................................................        109
Payable for investments purchased ..........................................         40
Other accrued expenses and payables ........................................         26
                                                                               --------
Total liabilities ..........................................................        175

---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 27,319
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .................................        392
Net unrealized appreciation (depreciation) on investments ..................     (2,147)
Accumulated net realized gain (loss) .......................................        (55)
Paid-in capital ............................................................     29,129
                                                                               --------
---------------------------------------------------------------------------------------
Net assets, at value                                                           $ 27,319
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($27,319 / 29,557 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares   --------
   authorized)                                                                 $  0.924
                                                                               --------

---------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
---------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $2) ............................   $    637
Interest ...................................................................         33
                                                                               --------
Total income ...............................................................        670
                                                                               --------
Expenses:
Management fee .............................................................        184
Custodian and accounting fees ..............................................         46
Auditing ...................................................................          1
Legal ......................................................................         10
Trustees' fees and expenses ................................................          4
Reports to shareholders ....................................................          2
Amortization of organization expenses ......................................          7
                                                                               --------
Total expenses, before expense reductions ..................................        254
Expense reductions .........................................................        (12)
                                                                               --------

Total expenses, after expense reductions ...................................        242

---------------------------------------------------------------------------------------
Net investment income (loss)                                                        428
---------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ................................................................        (54)
Foreign currency related transactions ......................................          1
                                                                               --------
                                                                                    (53)
Net unrealized appreciation (depreciation) during the period on investments      (2,452)
---------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                       (2,505)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $ (2,077)
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         134 | Kemper Variable Series--
                               Kemper-Dreman Financial Services Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                         Year Ended      Period Ended
                                                                                        December 31,     December 31,
Increase (Decrease) in Net Assets                                                          1999           1998(b)
-----------------------------------------------------------------------------------------------------------------------

Operations:

Net investment income (loss) ...........................................................   $    428    $     70
Net realized gain (loss) ...............................................................        (53)          3
Net unrealized appreciation (depreciation) on investment transactions during the period      (2,452)        305
                                                                                           --------    --------
Net increase (decrease) in net assets resulting from operations ........................     (2,077)        378
                                                                                           --------    --------
Distributions to shareholders:
From net investment income .............................................................       (116)       --
                                                                                           --------    --------
Portfolio share transactions:
Proceeds from shares sold ..............................................................     20,096      15,821
Reinvestment of distributions ..........................................................        116        --
Cost of shares redeemed ................................................................     (6,216)       (684)
                                                                                           --------    --------
Net increase (decrease) in net assets from Portfolio share transactions ................     13,996      15,137
                                                                                           --------    --------
Increase (decrease) in net assets ......................................................     11,803      15,515
Net assets at beginning of period ......................................................     15,516           1
Net assets at end of period (including undistributed net investment income of $392 and     --------    --------
   $70, respectively) ..................................................................   $ 27,319    $ 15,516
                                                                                           --------    --------

Other Information
--------------------------------------------------------------------------------

Shares outstanding at beginning of period ..............................................     15,868           1
                                                                                           --------    --------
Shares sold ............................................................................     19,794      16,660
Shares issued to shareholders in reinvestment of distributions .........................        106        --
Shares redeemed ........................................................................     (6,211)       (793)
                                                                                           --------    --------
Net increase (decrease) in Portfolio shares ............................................     13,689      15,867

                                                                                           --------    --------
Shares outstanding at end of period ....................................................     29,557      15,868
                                                                                           --------    --------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


-----------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                           1999    1998(b)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $ .978    1.000
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                                                       .018(a)    .004
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                 (.067)   (.026)
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
Total from investment operations                                                   (.049)   (.022)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net investment income                                                         (.005)        --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $ .924     .978
                                                                                   ------------------
-----------------------------------------------------------------------------------------------------
Total return (%)                                                                   (5.05)   (2.20)**
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                            27,319   15,516
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                      1.04    1.73*
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                        .99     .99*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                            1.75    1.29*
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                            13       6*
-----------------------------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                         135 | Kemper Variable Series--
                               Kemper-Dreman Financial Services Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999
Kemper Global Income Portfolio

Two interest rate hikes here and a partial hedge against currency swings slightly hampered performance of the Kemper Global Income Portfolio early in the second half of 1999.

Unlike the benchmark, the portfolio maintains a partial hedge to protect against currency swings. As a result, the portfolio didn't benefit as greatly from third-quarter strength in the Japanese yen. We slowly unwound the yen hedge, a move that helped the portfolio late in the year. A hedge against the euro benefited the portfolio when that currency faltered midway through the fourth quarter.

On the positive side, Japanese bonds helped boost the portfolio's returns overall, although our European bonds floundered amid interest rate nervousness, particularly in the United Kingdom.

Going forward, we don't plan any significant changes to the portfolio. We still see signs of growth in Europe and Japan and believe the portfolio's current makeup leaves it well-positioned for near-term opportunities.

Robert Stirling
Jan Faller
Co-Lead Portfolio Managers


--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Global Income Portfolio from 5/1/1997 to 12/31/1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINED A LINE CHART HERE

LINE CHART DATA:

         Kemper Global         Salomon Brothers World                 Consumer
        Income Portfolio        Government Bond Index               Price Index

1997.25     10000                          10000                          10000
1997.5      10059                          10119                          10012
1997.75     10277                          10248                          10068
1998        10287                          10270                          10075
1998.25     10407                          10350                          10133
1998.5      10566                          10556                          10181
1998.75     11237                          11434                          10218
1999        11417                          11840                          10237
1999.25     11087                          11383                          10304
1999.5      10717                          10992                          10379
1999.75     10853                          11489                          10486
2000        10749                          11336                          10511


The Salomon Brothers World Government Bond Index is an unmanaged index on a U.S. dollar total return basis with all dividends reinvested and is composed of government bonds from 14 countries. The maximum maturity is one year. Source:
Lipper Analytical Services, Inc. The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation.

--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                                    Life of
For the periods ended December 31, 1999               1-year       portfolio
-------------------------------------------------------------------------------------------------
Kemper Global Income Portfolio                         -5.85%         2.74%      (Since 5/1/1997)
-------------------------------------------------------------------------------------------------



^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   As a non-diversified portfolio, it can invest more than 5% of its assets in the securities of particular issuer. This presents greater risk of loss of principal as the financial condition or market's assessment of such securities changes.

   Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                         136 | Kemper Variable Series -
                               Kemper Global Income Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

Kemper Global Income Portfolio


                                                       Principal
                                                         Amount          Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Instrument 9.9%
--------------------------------------------------------------------------------

 Chase Euro Time Deposit, 4.875%,                                     ----------
    due 1/3/2000 (Cost $532,000) .................        $532,000     $ 532,000
                                                                      ----------

--------------------------------------------------------------------------------
Bonds 90.1%
--------------------------------------------------------------------------------

 British Pounds 7.7%
 General Motors Acceptance Corp., 6.875%,
    9/9/2004 .....................................        160,000        255,794
 United Kingdom Treasury Bond, 9%,
    7/12/2011 ....................................         75,000        157,240
                                                                       ---------
                                                                         413,034
                                                                       ---------
 Euro 28.0%
 Depfa Pfandbrief Bank, 4.75%, 7/15/2008 .........        150,000        141,927
 Federal Republic of Germany, 6.25%,
    1/4/2024 .....................................        155,000        162,631
 Ford Motor Credit Corp., 3.75%,
    7/12/2004 ....................................        260,000        245,561
 French Treasury Note, 4.5%, 7/12/2003 ...........        360,000        361,041
 Government of Spain, 4.5%, 7/30/2004 ............        150,000        153,010
 Kredit Fuer Wiederaufbau, 5%, 1/4/2009 ..........        245,000        236,378
 Rheinische Hypo Bank, 4.5%, 8/26/2003 ...........        210,000        208,700
                                                                       ---------
                                                                       1,509,248
                                                                       ---------
 Japanese Yen 6.3%
 Republic of Italy, 3.8%, 3/27/2008 ..............     30,000,000        342,123
                                                                       ---------
 Norwegian Kroner 6.8%
 Norweigan Government, 7%, 5/31/2001 .............      2,890,000        365,763

 U. S. Dollars 41.3%

 Argentine Republic, Collateralized Par
    Bond, Series L, Step-up Coupon, 6%,
    3/31/2023 ....................................         18,000         11,835
 Banco Nacional de Comercio Exterior
    S.N.C., 7.25%, 2/2/2004 ......................         30,000         27,975
 Federative Republic of Brazil, Eligible
    Interest, Floating Rate Bond, LIBOR plus
    .8125%, (6.125%), 4/15/2006 ..................          7,520          6,594
 Federative Republic of Brazil, New Money
    Bond, Floating Rate Bond, LIBOR plus
    .875%, (6.188%), 4/15/2009 ...................         15,000         12,188

                                                        Principal
                                                         Amount         Value
--------------------------------------------------------------------------------

Federative Republic of Brazil Global Bond,
   10.125%, 5/15/2027 ............................     $   15,000     $   12,825

Government of Jamaica, 10.875%,
   6/10/2005 .....................................         25,000         23,688

Kingdom of Spain, 5.875%, 7/28/2008 ..............        200,000        184,245

Petroliam Nasional BHD, 8.875%,
   8/1/2004 ......................................          6,000          6,232

Republic of Argentina, 11%, 12/4/2005 ............          9,000          8,798

Republic of Argentina, 11.75%, 4/7/2009 ..........          5,000          5,000

Republic of Brazil, 11.625%, 4/15/2004 ...........         12,000         11,970

Republic of Bulgaria, Floating Rate Bond,
   LIBOR plus .8125%, (6.5%), 7/28/2011 ..........         28,000         22,120

Republic of Colombia, 7.625%, 2/15/2007 ..........         10,000          8,450

Republic of Columbia, 9.75%, 4/23/2009 ...........          7,000          6,545

Republic of Panama, Interest Reduction
   Bond, Step-up Coupon, 4.25% to
   7/17/2000, LIBOR plus .8125% to
   7/17/2014 .....................................         16,000         12,380

Republic of Panama, Past Due Interest Bond,
   LIBOR plus .8125%, (6.5%), 7/17/2016 ..........         11,876          9,565

Republic of Peru, Floating Rate Interest
   Reduction Bond, 3.75%, 3/7/2017 ...............         15,000          9,300

Republic of South Africa, 8.5%, 6/23/2017 ........         15,000         13,650

Republic of Turkey, 9.875%, 2/23/2005 ............         30,000         29,100

Republic of Venezuela Global, 9.25%,
    9/15/2027 ....................................         21,000         13,965

Republic of the Philippines, 9.875%,
   1/15/2019 .....................................         13,000         12,834

Slovak Republic, 9.5%, 5/28/2003 .................          5,000          5,075

Sunamerica Institute Fund, 5.75%,
   2/16/2009 .....................................        250,000        221,275

U.S. Treasury Bond, 7.5%, 11/15/2016 .............        260,000        278,158

U.S. Treasury Bond, 7.5%, 11/15/2024 .............        160,000        174,675

U.S. Treasury Bond, 8.5%, 2/15/2020 ..............         60,000         70,912

U.S. Treasury Note, 5.5%, 12/31/2000 .............        215,000        213,691

U.S. Treasury Note, 5.625%, 12/31/2002 ...........        150,000        147,234

U.S. Treasury Note, 6%, 8/15/2004 ................        115,000        113,203

U.S. Treasury Note, 7.875%, 8/15/2001 ............        500,000        512,500

United Mexican States, 11.5%, 5/15/2026 ..........         35,000         41,650
                                                                       ---------
                                                                       2,227,632
                                                                       ---------

--------------------------------------------------------------------------------
Total Bonds (Cost $5,084,500)                                          4,857,800
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
(Cost $5,616,500) (a)                                                 $5,389,800
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Global Income Portfolio of Investments
--------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $5,618,845. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $229,045. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $46,793 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $275,838.

                         137 | Kemper Variable Series -
                               Kemper Global Income Portfolio

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $5,616,500) .........................  $    5,389,800
Cash ..........................................................................           7,585
Interest receivable ...........................................................         126,524
Receivable for Portfolio shares sold ..........................................          38,518
Unrealized appreciation on forward currency exchange contracts ................          71,398
                                                                                 ----------------
Total assets ..................................................................       5,633,825

Liabilities
-------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed .........................................             746
Unrealized depreciation on forward currency exchange contracts ................          27,193
Accrued management fee ........................................................           3,536
Other accrued expenses and payables ...........................................           3,696
                                                                                 ----------------
Total liabilities .............................................................          35,171
-------------------------------------------------------------------------------------------------
Net assets, at value                                                             $    5,598,654
-------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ....................................          82,746
Net unrealized appreciation (depreciation) on:
  Investments .................................................................       (226,700)
  Foreign currency related transactions .......................................          42,788
Accumulated net realized gain (loss) ..........................................       (191,089)
Paid-in capital ...............................................................       5,890,909
-------------------------------------------------------------------------------------------------
Net assets, at value                                                             $    5,598,654
-------------------------------------------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($5,598,654 / 5,678,787
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ----------------
   of shares authorized) ......................................................  $         .986
                                                                                 ----------------


--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------
Interest ........................................................    $      321,957
                                                                     ----------------
Expenses:
Management fee ..................................................            43,290
Custodian fees ..................................................             4,960
Auditing ........................................................             1,100
Legal ...........................................................               800
Trustees' fees and expenses .....................................             4,500
Reports to shareholders .........................................             2,500
Other ...........................................................             2,427
                                                                     ----------------
Total expenses, before expense reductions .......................            59,577
Expense reductions ..............................................           (1,292)
                                                                     ----------------
Total expenses, after expense reductions ........................            58,285
-------------------------------------------------------------------------------------
Net investment income                                                       263,672
-------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ......................................................        (320,606)
Foreign currency related transactions ............................           2,548
                                                                     ----------------
                                                                          (318,058)

Net unrealized appreciation (depreciation) during the period on:
Investments ......................................................        (325,057)
Foreign currency related transactions ............................           40,875
                                                                     ----------------
                                                                          (284,182)
-------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                (602,240)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $    (338,568)
-------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                         138 | Kemper Variable Series -
                               Kemper Global Income Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Years Ended December 31,
Increase (Decrease) in Net Assets                                                            1999             1998
-----------------------------------------------------------------------------------------------------------------------------

Operations:
Net investment income .................................................................   $   263,672    $   178,043
Net realized gain (loss) ..............................................................      (318,058)       127,925
Net unrealized appreciation (depreciation) on investment transactions during the period      (284,182)       127,827
                                                                                          -----------    -----------
Net increase (decrease) in net assets resulting from operations .......................      (338,568)       433,795
Distributions to shareholders:
From net investment income ............................................................      (218,189)       (72,764)
                                                                                          -----------    -----------
From net realized gains ...............................................................      (109,095)       (36,382)
                                                                                          -----------    -----------
Portfolio share transactions:
Proceeds from shares sold .............................................................     2,994,260      4,254,056
Reinvestment of distributions .........................................................       327,284        109,146
Cost of shares redeemed ...............................................................    (2,080,297)    (1,809,393)
                                                                                          -----------    -----------
Net increase (decrease) in net assets from Portfolio share transactions ...............     1,241,247      2,553,809
                                                                                          -----------    -----------
Increase (decrease) in net assets .....................................................       575,395      2,878,458
Net assets at beginning of period .....................................................     5,023,259      2,144,801
Net assets at end of period (including undistributed net investment income (loss) of      -----------    -----------
  $82,746 and $182,000, respectively) .................................................   $ 5,598,654    $ 5,023,259
                                                                                          -----------    -----------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     4,529,726      2,084,993
                                                                                          -----------    -----------
Shares sold ...........................................................................     2,902,609      4,042,721
Shares issued to shareholders in reinvestment of distributions ........................       321,374        106,948
Shares redeemed .......................................................................    (2,074,922)    (1,704,935)
                                                                                          -----------    -----------
Net increase (decrease) in Portfolio shares ...........................................     1,149,061      2,444,733
                                                                                          -----------    -----------
Shares outstanding at end of period ...................................................     5,678,787      4,529,726
                                                                                          -----------    -----------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


-----------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                          1999     1998    1997(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                              $1.109    1.029    1.000
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      .047(a)    .024     .036
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                (.110)     .086   (.007)
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                  (.063)     .110     .029
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                             (.040)   (.020)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                     (.020)   (.010)       --
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                               (.060)   (.030)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $ .986    1.109    1.029
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                  (5.85)    10.98   2.87**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                            5,599    5,023    2,145
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                     1.03     1.08    1.10*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                      1.01     1.08    1.10*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                           4.57     4.32    5.36*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                          212      330     290*
-----------------------------------------------------------------------------------------------------------------------------



(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

*  Annualized

** Not annualized

    The accompanying notes are an integral part of the financial statements.

                         139 | Kemper Variable Series -
                               Kemper Global Income Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999
Kemper Global Blue Chip Portfolio

The Kemper Global Blue Chip Portfolio posted strong numbers for 1999, soundly outpacing its benchmark, the MSCI World Index.

Much of our success during the year can be attributed to our Empowered Consumer and Ultimate Subcontractor themes. The Empowered Consumer, through holdings such as Sony, Oracle and Sun Microsystems, seeks those companies that build the Internet infrastructure, thereby allowing the Internet to enable consumers. The Ultimate Subcontractor provides exposure to the consolidating cyclical economy through holdings in oil and mining companies such as Rio Tinto and Shell.

Other smaller themes include Secure Streams Of Income and Virtuality. Secure Streams Of Income provides defensive investments through energy and infrastructure utilities. Virtuality is an emerging theme that seeks companies from varying industries that have successful virtual business models.

As we enter 2000, we will continue to focus our barbell strategy of technology (Empowered Consumer and Virtuality) on one end and consolidation among commodity-producing companies (Ultimate Subcontractors) on the other. We will avoid companies caught between the deflation caused by technology and the favorable pricing environment enjoyed currently by commodity producers.

Diego Espinosa
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Global Blue Chip Portfolio from 5/5/1998 to 12/31/1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                      Kemper Global                        MSCI
                  Blue Chip Portfolio                  World Index

1998.25                   10000                          10000
1998.5                     9880                          10236
1998.75                    8990                           9008
1999                       9790                          10910
1999.25                    9832                          11301
1999.5                    10720                          11840
1999.75                   10480                          11665
12/31/99                  12404                          13632


The MSCI World Index is an unmanaged index generally accepted as a benchmark for world equity markets.


--------------------------------------------------------------------------------
Average Annual Total Return^1
--------------------------------------------------------------------------------

                                                              Life of
For the periods ended December 31, 1999         1-year       portfolio
--------------------------------------------------------------------------------------------------
Kemper Global Blue Chip Portfolio                26.70%        13.86%      (Since 5/5/1998)
--------------------------------------------------------------------------------------------------


^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

   The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


                         140 | Kemper Variable Series -
                               Kemper Global Blue Chip Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper Global Blue Chip Portfolio


                                                                            Principal
                                                                             Amount     Value
-----------------------------------------------------------------------------------------------
Repurchase Agreements 2.4%
-----------------------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette dated
    12/31/1999 at 2.25%, to be
    repurchased at $400 on 1/3/2000 (b)                                                 -------
    (Cost $400) ...........................................................   $   400   $   400
                                                                                        -------

                                                                               Shares    Value
-----------------------------------------------------------------------------------------------
Common Stocks 97.6%
-----------------------------------------------------------------------------------------------

 Australia 1.9%
 Broken Hill Proprietary Co., Ltd. ........................................
    (Petroleum, mineral and steel exploration
    production) ...........................................................    12,500       164
 Woodside Petroleum, Ltd. .................................................
    (Major oil and gas producer) ..........................................    20,800       154
                                                                                        -------
                                                                                            318
                                                                                        -------
 Brazil 2.0%
 Aracruz Celulose SA (ADR) (Producer of
    eucalyptus kraft pulp) ................................................     6,900       181
 Companhia Vale do Rio Doce (ADR) (Mining, rail transportation, and mineral sales in iron ore, aluminum, manganese, titanium,
    gold, & copper) .......................................................     5,300       147
                                                                                        -------
                                                                                            328
                                                                                        -------

 Canada 5.6%
 Alberta Energy Co., Ltd. (Major oil and gas
    producer) .............................................................     7,600       237
 BCE, Inc. (Telecommunication services) ...................................     2,000       181
 Barrick Gold Corp. (Gold exploration and
    production in North and South America) ................................     6,100       108
 Canadian National Railway Co. (Railroad
    operator) .............................................................     9,600       254
 Molson Cos., Ltd. "A" (Brewery) ..........................................     8,100       150
                                                                                        -------
                                                                                            930
                                                                                        -------

 Finland 2.3%
 Sonera Oyj (Telecommunication services) ..................................     5,700       390
                                                                                        -------



France 6.7%
 AXA SA (Insurance group providing
    insurance, finance and real estate
    services) .............................................................     1,355       189
 Aventis SA (Pharmaceutical company) ......................................     3,078       179
 Canal Plus (Provider of television
    programs) .............................................................     1,914       278
 Compagnie de Saint-Gobain (Glass
    manufacturer) .........................................................       829       156
 STMicroelectronics (Manufacturer of
    semiconductor integrated circuits) ....................................     1,205       185
 Suez Lyonnaise des Eaux (Water and
    electric utility) .....................................................       824       132
                                                                                        -------
                                                                                          1,119
                                                                                        -------

                                                                               Shares    Value
--------------------------------------------------------------------------------
 Germany 4.9%
 BASF AG (International chemical
    producer) ..............................................................    4,985   $  256
 Commerzbank AG (Bank) .....................................................    3,564      131
 HypoVereinsbank AG (Bank) .................................................    3,466      237
 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered) (Insurance
    company) ...............................................................      746      189
                                                                                       -------
                                                                                           813
                                                                                       -------
 Japan 19.5%
 Canon, Inc. (Producer of visual image and
    information equipment) .................................................    5,000      199
 Credit Saison Co., Ltd. (Consumer credit
    company) ...............................................................    6,000      105
 DDI Corp. (Long distance telephone and
    cellular operator) .....................................................       12      164
 Daiwa Securities Co., Ltd. (Provider of
    brokerage and other financial services).................................   16,000      250
 East Japan Railway Co. (Railroad operator).................................       32      173
 Fuji Bank, Ltd. (Commercial bank) .........................................   10,000       97
 Fujitsu, Ltd. (Manufacturer of computers) .................................    4,000      182
 Matsushita Electric Industrial Co., Ltd.
    (Manufacturer of consumer electronic
    products) ..............................................................    9,000      249
 Mitsubishi Estate Co., Ltd. (Real estate
    company) ...............................................................   13,000      127
 Mitsui Fudosan Co., Ltd. (Real estate
    company) ...............................................................    8,000       54
 NTT Mobile Communications Network, Inc.
    (Provider of various telecommunication
    services and equipment) ................................................        9      346
 Nippon Telegraph & Telephone Corp.
    (Telecommunication services) ...........................................        3       51
 Nissan Motor Co., Ltd. (Manufacturer of
    motor vehicles) ........................................................   21,000       83
 Sakura Bank, Ltd. (Bank) ..................................................   22,000      127
 Sharp Corp. (Manufacturer of consumer and
    industrial electronics) ................................................   12,000      307
 Sony Corp. (Manufacturer of consumer
    electronic products) ...................................................      900      267
 TDK Corp. (Manufacturer of magnetic tapes
    and floppy discs) ......................................................    2,000      276
 Yamanouchi Pharmaceutical Co., Ltd.
    (Pharmaceutical company) ...............................................    5,000      175
                                                                                       -------
                                                                                         3,232
                                                                                       -------

 Netherlands 0.7%
 United Pan-Europe Communications NV*
    (Telecommunication services) ...........................................      970      124
                                                                                        -------

 Spain 2.4%
 Repsol SA (Manufacturer of crude oil and
    natural gas) ...........................................................    8,326      193
 Telefonica SA* (Telecommunication
    services) ..............................................................    8,484      212
                                                                                       -------
                                                                                           405
                                                                                       -------


    The accompanying notes are an integral part of the financial statements.

                         141 | Kemper Variable Series -
                               Kemper Global Blue Chip Portfolio

(Dollars in thousands)
                                               Shares     Value
--------------------------------------------------------------------------------
 Switzerland 2.5%
 Nestle SA (Registered) (Food
    manufacturer) .........................      122   $  223
 Novartis AG (Registered) (Pharmaceutical
    company) ..............................      125      184
                                                      -------
                                                          407
                                                      -------

 United Kingdom 14.0%
 British Telecom PLC (Telecommunication
    services) .............................   16,945      410
 Carlton Communications PLC (Television
    post production products and services)    21,318      208
 EMAP PLC (Publisher of magazines) ........    7,718      160
 Flextech PLC* (Broadcaster of
    entertainment programs) ...............    8,577      163
 National Grid Group PLC (Owner and
    operator of electric transmission
    systems) ..............................   17,478      133
 Prudential Corp. PLC (Provider of broad
    range of financial services) ..........   12,070      235
 Railtrack Group PLC (Operator of railway
    infrastructure) .......................    3,970       67
 Reuters Group PLC (International news and
    information agency) ...................    6,600       92
 Rio Tinto PLC (Registered)
    (Mining company) ......................   19,774      474
 Scottish Power PLC (Electric utility) ....   22,736      173
 Shell Transport & Trading PLC (Petroleum
    company) ..............................   25,685      213
                                                      -------
                                                        2,328
                                                      -------

 United States 35.1%
 AT&T Corp -- Liberty Media Group*
    (Holding company of entertainment
    networks) .............................    5,500      312
 AT&T Corp. (Telecommunication services) .. 4,895 248 America Online, Inc.* (Provider of online
    computer services) ....................    1,200       91
 Anadarko Petroleum Corp. (Oil and gas
    exploration and production) ...........    8,200      280
 Apple Computer, Inc.* (Leading
    manufacturer of personal computers) ... 2,600 267 Azurix Corp.* (Provider of wastewater
    related services) .....................   11,700      105
 Burlington Resources, Inc. (Oil and
    natural gas exploration and production) 8,800 291 CSX Corp. (Railroad, integrated transportation systems and shipping
    container company) ....................    3,400      107
 eBay, Inc.* (Person-to-person trading
    community on the internet) ............      500       62
 Electronic Arts, Inc.* (Developer and
    marketer of entertainment software) ... 1,200 101 Enron Corp. (Producer of natural gas and
    electricity) ..........................    3,500      155



                                                         Shares     Value
--------------------------------------------------------------------------------

 Homestake Mining Co. (Major international
    gold producer) ...................................    12,800   $   100
 Immunex Corp.* (Pharmaceutical
    company) .........................................     2,100       230
 International Business Machines Corp. ...............
    (Manufacturer of computers and servicer
    of information processing units) .................     1,000       108
 Lockheed Martin Corp. (Manufacturer of
    aircraft, missiles and space equipment) ..........     2,600        57
 Motorola, Inc. (Manufacturer of
    telecommunication products and
    semiconductors) ..................................     2,600       383
 Nabors Industries, Inc. (Land drilling
    contractor) ......................................     2,300        71
 Newmont Mining Corp. (International gold
    exploration and mining company) ..................     5,900       144
 Nextel Communications, Inc. "A"* (Provider
    of mobile communication services) ................     1,800       186
 Northrop Grumman Corp. (Manufacturer
    of aircraft, aircraft assemblies and
    electronic systems for military and
    commercial use) ..................................     2,200       119
 Oracle Corp.* (Database management
    software) ........................................     2,350       263
 Peco Energy Co. (Electric and gas utility) ..........     5,000       174
 ProLogis Trust (REIT) (Global owner of
    corporate distribution facilities) ...............     8,000       154
 Progressive Corp. (Property and casualty
    insurance company) ...............................     2,900       212
 Sabre Group Holdings, Inc. "A"* (Travel
    reservation system provider) .....................     3,100       159
 Stillwater Mining Co.* (Exploration and
    development of mines in Montana
    producing platinum, palladium and
    associated metals) ...............................     3,450       110
 Sun Microsystems, Inc.* (Manufacturer of
    high-performance workstations, servers
    and software) ....................................     4,200       325
 US Airways Group, Inc. (Major airline) ..............     2,500        80
 USEC, Inc. (Provider of enriched uranium
    products and services) ...........................     6,400        45
 USX-US Steel Group, Inc. (Integrated steel
    producer) ........................................     4,200       139
 Unicom Corp. (Electric utility) .....................     5,500       184
 Unocal Corp. (Explorer and producer of oil
    and gas) .........................................       400        13
 UnumProvident Corp. (Provider of group
    disability and special risk insurance) ...........     4,800       154
 Viacom, Inc. B* (Diverse entertainment and
    communications company) ..........................     4,800       290
 Yamada Denki Co., Ltd. (Sells and repairs
    home appliances) .................................     1,000       109
                                                                    ------
                                                                     5,828
                                                                    ------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $13,345)                                  16,222
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $13,745) (a)             $16,622
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                         142 | Kemper Variable Series -
                               Kemper Global Blue Chip Portfolio

(Dollars in thousands)
--------------------------------------------------------------------------------

At December 31, 1999, the Kemper Global Blue Chip Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                               Value     Percent
--------------------------------------------------------------------------------

Technology ........................   $ 2,431      14.6%

Communications ....................     2,315      13.9

Financial .........................     2,261      13.6

Energy ............................     1,607       9.7

Metals and Minerals ...............     1,431       8.6

Media .............................     1,411       8.5

Manufacturing .....................       941       5.7

Consumer Staples ..................       796       4.8

Utilities .........................       795       4.8

Transportation ....................       680       4.1

Health ............................       588       3.5

Service Industries ................       527       3.1

Durables ..........................       258       1.6

Construction ......................       181       1.1

--------------------------------------------------------------------------------
Total Common Stocks                    16,222      97.6
--------------------------------------------------------------------------------
Money Market Instruments...........       400       2.4
--------------------------------------------------------------------------------
Total Investment Portfolio            $16,622     100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper Global Blue Chip Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $13,796. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $2,826. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,649 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $823.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.


    The accompanying notes are an integral part of the financial statements.

                         143 | Kemper Variable Series -
                               Kemper Global Blue Chip Portfolio

Financial Statements
--------------------------------------------------------------------------------
(in thousands)

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $13,745) .........................   $ 16,622
Cash .......................................................................        696
Receivable for Portfolio shares sold .......................................         49
Dividends receivable .......................................................         18
Foreign taxes recoverable ..................................................          2
Due from Adviser ...........................................................        148
                                                                               --------
Total assets ...............................................................     17,535

Liabilities
----------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ......................................          2
Other accrued expenses and payables ........................................        124
                                                                               --------
Total liabilities ..........................................................        126
----------------------------------------------------------------------------------------
Net assets, at value                                                           $ 17,409
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ........................................         24
Net unrealized appreciation (depreciation) on investments ..................      2,877
Accumulated net realized gain (loss) .......................................        105
Paid-in capital ............................................................     14,403
----------------------------------------------------------------------------------------
Net assets, at value                                                           $ 17,409
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($17,409 / 14,068 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares   --------
   authorized) ............................................................    $ 1.237
                                                                               --------


----------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
----------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------
Dividends (less foreign taxes withheld of $9) ..............................   $    135
Interest ...................................................................         48
                                                                               --------
Total income ...............................................................        183
                                                                               --------
Expenses:
Management fee .............................................................         94
Custodian and accounting fees ..............................................        214
Auditing ...................................................................          1
Legal ......................................................................          2
Trustees' fees and expenses ................................................          4
Reports to shareholders ....................................................          2
Registration fees ..........................................................          1
Amortization of organization expenses ......................................          8
                                                                               --------

Total expenses, before expense reductions ..................................        326
Expense reductions .........................................................       (179)
                                                                               --------
Total expenses, after expense reductions ...................................        147
----------------------------------------------------------------------------------------
Net investment income (loss)                                                         36
----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ................................................................        146
Foreign currency related transactions ......................................          7
                                                                               --------
                                                                                    153
                                                                               --------
Net unrealized appreciation (depreciation) during the period on investments       2,730
----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                        2,883
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  2,919
----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         144 | Kemper Variable Series -
                               Kemper Global Blue Chip Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       Year Ended      Period Ended
                                                                                      December 31,     December 31,
Increase (Decrease) in Net Assets                                                         1999           1998(a)
---------------------------------------------------------------------------------------------------------------------

Operations:

Net investment income (loss) ...........................................................   $     36    $     10
Net realized gain (loss) ...............................................................        153         (53)
Net unrealized appreciation (depreciation) on investment transactions during the period       2,730         147
                                                                                           --------    --------
Net increase (decrease) in net assets resulting from operations ........................      2,919         104
Distributions to shareholders:
From net investment income .............................................................        (17)       --
                                                                                           --------    --------
Portfolio share transactions:
Proceeds from shares sold ..............................................................     12,326       3,561
Reinvestment of distributions ..........................................................         17        --
Cost of shares redeemed ................................................................     (1,420)        (82)
                                                                                           --------    --------
Net increase (decrease) in net assets from Portfolio share transactions ................     10,923       3,479
                                                                                           --------    --------
Increase (decrease) in net assets ......................................................     13,825       3,583
Net assets at beginning of period ......................................................      3,584           1
Net assets at end of period (including undistributed net investment income (loss) of $24   --------    --------
   and $8, respectively)                                                                   $ 17,409    $  3,584
                                                                                           --------    --------

Other Information
---------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ..............................................      3,661           1
                                                                                           --------    --------
Shares sold ............................................................................     11,724       3,745
Shares issued to shareholders in reinvestment of distributions .........................         17        --
Shares redeemed ........................................................................     (1,334)        (85)
                                                                                           --------    --------
Net increase (decrease) in Portfolio shares ............................................     10,407       3,660
                                                                                           --------    --------
Shares outstanding at end of period ....................................................     14,068       3,661
                                                                                           --------    --------

(a) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


---------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                               1999    1998(b)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $ .979    1.000
                                                                                       ------------------
---------------------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           .004(a)    .003
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                       .257   (.024)
                                                                                       ------------------
---------------------------------------------------------------------------------------------------------
Total from investment operations                                                         .261   (.021)
---------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------
Net investment income                                                                  (.003)        --
---------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.003)        --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $1.237     .979
                                                                                       ------------------
---------------------------------------------------------------------------------------------------------
Total return (%)                                                                        26.70   (2.10)**
---------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                17,409    3,584
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                          3.47   12.32*
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                           1.56    1.56*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                 .39     .91*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                65      67*
---------------------------------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                         145 | Kemper Variable Series -
                               Kemper Global Blue Chip Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999
Kemper International Growth And Income Portfolio

In 1999, the Kemper International Growth And Income Portfolio lagged its benchmark, the MSCI EAFE + Canada, in part because our commitment to relative yield blocked the portfolio's participation in the current narrow market, which has been driven primarily by technology names. In general, such companies typically don't provide much income and are usually rather expensive for the portfolio's value-oriented investment approach.

Overall, we have tried recently to position the portfolio to provide steady current income, so that it could act as a buffer in the event the tech-driven market slows.

The portfolio's performance, especially in the second half of the year, came from a variety of sources. For example, Japanese financials got a boost in the third quarter, in part due to merger euphoria in that country. By the fourth quarter, we began to take profits in that sector and began moving into additional Japanese non-export-driven stocks, including Asahi Glass.

On the downside, certain oil holdings, which had bolstered the portfolio early in the year, lagged in the second half as that sector began to correct.

Looking forward to 2000, we will keep the portfolio focused on its fundamental, value-inclined investment discipline, which we believe offers our investors the greatest potential rewards over the long term.

Sheridan P. Reilly
Lead Portfolio Manager


--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper International Growth And Income Portfolio from 5/5/1998 to 12/31/1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                    Kemper International                 MSCI EAFE +
                  Growth and Income Portfolio          Canada Index

  1998.25                 10000                          10000
  1998.5                   9973                          10053
  1998.75                  8283                           8574
  1999                     9117                          10328
  1999.25                  8874                          10490
  1999.5                   9218                          10794
  1999.75                  9451                          11256
  13/31/99             10401                          13211


MSCI EAFE + Canada Index is generally representative of Canadian, Europe, Asian and Far East international markets.

Average Annual Total Return^1

                                                                                        Life of
For the periods ended December 31, 1999                                    1-year       portfolio
-----------------------------------------------------------------------------------------------------------------------------
Kemper International Growth And Income Portfolio                            14.09%         2.40%      (Since 5/5/1998)
-----------------------------------------------------------------------------------------------------------------------------

^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

   The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.


    The accompanying notes are an integral part of the financial statements.

                         146 | Kemper Variable Series -
                               Kemper International Growth And Income Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

Kemper International Growth and Income Portfolio


                                                Principal
                                                 Amount     Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 4.7%
--------------------------------------------------------------------------------



 Donaldson, Lufkin & Jenrette dated
    12/31/1999 at 2.25%, to be repurchased
    at $300,056 on 1/3/2000 (b)                           --------
    (Cost $300,000) ........................    $300,000 $ 300,000
                                                          --------

--------------------------------------------------------------------------------
Convertible Bonds 1.5%
--------------------------------------------------------------------------------

 Merrill Lynch & Co., 2%, 4/14/2004                       --------
    (Cost $111,506) ........................     114,000    96,330
                                                          --------

                                                 Shares     Value
--------------------------------------------------------------------------------
Common Stocks 93.8%
--------------------------------------------------------------------------------

 Canada 2.7%
 BCE, Inc. (Telecommunication services) ......     1,905   172,936
                                                          --------
 Finland 2.9%
 UPM-Kymmene Oyj (Manufacturer of paper
    and pulp products) .......................     4,535   182,670
                                                          --------

 France 11.4%
 Accor SA (Operator of hotels, travel agencies
    and restaurants) .........................     2,775   134,049
 Dexia France (Provider of municipal and local
    development financing) ...................       910   150,743
 Lafarge SA (Producer of cement, concrete
    and aggregates) ..........................     1,100   128,050
 Schneider SA (Manufacturer of electronic
    components and automated
    manufacturing systems) ...................     2,342   183,837
 Scor SA (Property, casualty and life
    reinsurance company) .....................     2,900   127,909
                                                          --------
                                                           724,588
                                                          --------

 Germany 7.0%
 Bayerische Motoren Werke (BMW) AG
    (Manufacturer of luxury cars and
    motorcycles) .............................     5,918   180,571
 SAP AG (Computer software
    manufacturer) ............................       533   262,461
                                                          --------
                                                           443,032
                                                          --------
 Italy 5.0%
 Telecom Italia Mobile SpA (Cellular
    telecommunication services) ..............    28,300   316,044
                                                          --------

 Japan 23.7%
 Asahi Glass Co., Ltd. (Manufacturer of glass
    products) ................................    10,000    77,397
 Canon, Inc. (Producer of visual image and
    information equipment) ...................     5,000   198,630
 East Japan Railway Co. (Railroad operator) ..        15    80,871





                                                       Shares     Value
--------------------------------------------------------------------------------

 Matsushita Electric Industrial Co., Ltd. .....
    (Manufacturer of consumer electronic
    products) .................................        7,000   $  193,836
 Matsushita Electric Works, Ltd. (Leading
    maker of building materials and lighting
    equipment) ................................       14,000      138,356
 Nintendo Co., Ltd. (Manufacturer of game
    equipment) ................................          800      132,916
 Nomura Securities Co., Ltd. (Financial
    advisor, securities broker and underwriter)       12,000      216,634
 Sakura Bank, Ltd. (Bank) .....................       21,000      121,643
 Sekisui House, Ltd. (Home builder) ...........       11,000       97,407
 Sumitomo Trust & Banking Co., Ltd. ...........
    (Commercial Bank) .........................       18,000      121,526
 Teijin, Ltd. (Manufacturer of polyester
    products) .................................       34,000      125,421
                                                                 --------
                                                                1,504,637
                                                                 --------

 Netherlands 7.7%
 DSM NV (Chemical manufacturer) ...............        4,460      178,750
 Koninklijke KPN NV (Telecommunications
    services) .................................        1,880      183,447
 Royal Dutch Petroleum Co. (Petroleum
    company) ..................................        2,140      131,130
                                                                 --------
                                                                  493,327
                                                                 --------

 Spain 3.0%
 Union Electrica Fenosa SA (Producer and
    distributor of electrical energy) .........       10,846      189,386
                                                                 --------

 Sweden 4.9%
 Avesta-Sheffield AB (Manufacturer of
    stainless steel products) .................       30,400      158,645
 Investor AB (Investment Company) .............       10,800      152,327
                                                                 --------
                                                                  310,972
                                                                 --------

 Switzerland 4.9%
 ABB, Ltd. (Manufacturer of equipment for
    power generation and distribution) ........        1,654      202,271
 Novartis AG (Registered) (Pharmaceutical
    company) ..................................           76      111,578
                                                                 --------
                                                                  313,849
                                                                 --------

 United Kingdom 20.6%
 British Aerospace PLC (Producer of military
    aircraft) .................................       29,148      191,556
 Corus Group PLC (Manufacturer and
    distributor of metal products) ............       66,558      173,029
 EMI Group PLC (Music recording and
    retailing company) ........................       16,672      164,214
 HSBC Holdings PLC (International banking
    and financial services company) ...........       13,600      190,699
 J Sainsbury PLC (Retail distributor of food
    through supermarkets) .....................       16,348       92,324
 Lasmo PLC (Oil production and
    exploration) ..............................       70,152      135,929
 National Power PLC (Electricity generation
    company) ..................................       13,100       75,515

    The accompanying notes are an integral part of the financial statements.

                         147 | Kemper Variable Series -
                               Kemper International Growth And Income Portfolio

                                             Shares     Value
--------------------------------------------------------------------------------

Peninsular and Oriental Steam Navigation
   Co. (Shipping and transportation
   company) ............................      8,983   $148,965





                                                Shares     Value
--------------------------------------------------------------------------------

 Royal & Sun Alliance Insurance Group PLC
    (Insurance company) .................       17,700   $  132,613
                                                         ----------
                                                          1,304,844
                                                         ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,253,877)                     5,956,285
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
(Cost $5,665,383) (a)                                    $6,352,615
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

At December 31, 1999, the Kemper International Growth and Income Portfolio had the following industry diversification:



--------------------------------------------------------------------------------
Industry                       Value       Percent
--------------------------------------------------------------------------------
Financial ................   $1,310,424      20.6
Manufacturing ............    1,295,051      20.4
Communications ...........      672,427      10.6
Technology ...............      640,134      10.1
Consumer Discretionary ...      523,503       8.2
Metals and Minerals ......      331,675       5.2
Energy ...................      267,059       4.2
Utilities ................      264,901       4.2
Transportation ...........      229,836       3.6
Construction .............      225,457       3.6
Durables .................      180,570       2.8
Health ...................      111,578       1.8
--------------------------------------------------------------------------------
Total Equities                6,052,615      95.3
--------------------------------------------------------------------------------
Money Market Instruments        300,000       4.7
--------------------------------------------------------------------------------
Total Investment Portfolio   $6,352,615     100.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper International Growth and Income Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $5,678,828 At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $673,787. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $865,582 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $191,795.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.

                         148 | Kemper Variable Series -
                               Kemper International Growth And Income Portfolio

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $5,665,383) ..................................................     $    6,352,615
Cash ...................................................................................................            141,957
Dividends receivable ...................................................................................              3,581
Interest receivable ....................................................................................              1,646
Receivable for Portfolio shares sold ...................................................................             31,188
Foreign taxes recoverable ..............................................................................              6,302
Due from Adviser .......................................................................................            191,574
                                                                                                             ----------------
Total assets ...........................................................................................          6,728,863

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Other accrued expenses and payables ....................................................................             52,326
                                                                                                             ----------------
Total liabilities ......................................................................................             52,326
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                         $    6,676,537
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .............................................................             18,401
Net unrealized appreciation (depreciation) on investments ..............................................            687,232
Foreign currency related transactions ..................................................................              (253)
Accumulated net realized gain (loss) ...................................................................            (6,492)
Paid-in capital ........................................................................................          5,977,649
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value ...................................................................................     $    6,676,537
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value and redemption price per share ($6,676,537 / 6,453,838
   outstanding shares of beneficial interest, $.01 par value, unlimited number                               --------------
   of shares authorized) ...............................................................................     $        1.035
                                                                                                             --------------

-----------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
Dividends (less foreign taxes withheld of $7,103) ......................................................     $       98,512
Interest ...............................................................................................             22,928
                                                                                                             ----------------
Total income                                                                                                        121,440
                                                                                                             ----------------
Expenses:
Management fee .........................................................................................             47,998
Custodian and accounting fees ..........................................................................            140,989
Auditing ...............................................................................................                535
Legal ..................................................................................................                125
Trustees' fees and expenses ............................................................................              6,320
Reports to shareholders ................................................................................              1,635
Registration fees ......................................................................................                100
Amortization of organization expenses ..................................................................              7,836
                                                                                                             ----------------
Total expenses, before expense reductions ..............................................................            205,538
Expense reductions .....................................................................................          (152,719)
                                                                                                             ----------------
Total expenses, after expense reductions ...............................................................             52,819
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                         68,621
-----------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ............................................................................................            103,478
Foreign currency related transactions ..................................................................            (9,609)
                                                                                                             ----------------
                                                                                                                     93,869
Net unrealized appreciation (depreciation) during the period on:
Investments ............................................................................................            632,498
Foreign currency related transactions ..................................................................              1,240
                                                                                                             ----------------
                                                                                                                    633,738
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                                          727,607
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                              $      796,228
-----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                         149 | Kemper Variable Series -
                               Kemper International Growth And Income Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Year Ended      Period Ended
                                                                                              December 31,     December 31,
Increase (Decrease) in Net Assets                                                                 1999           1998(a)
-----------------------------------------------------------------------------------------------------------------------------
Operations:

Net investment income (loss) ..........................................................     $       68,621   $       10,634
Net realized gain (loss) ..............................................................             93,869        (110,045)
Net unrealized appreciation (depreciation) on investment transactions during the period            633,738           53,241
                                                                                            ---------------- ----------------
Net increase (decrease) in net assets resulting from operations .......................            796,228         (46,170)
Distributions to shareholders:
From net investment income ............................................................           (51,177)                --
                                                                                            ---------------- ----------------
Portfolio shares transactions:
Proceeds from shares sold .............................................................          9,523,749      (3,073,291)
Reinvestment of distributions .........................................................             51,177                --
Cost of shares redeemed ...............................................................        (6,646,496)         (25,065)
                                                                                            ---------------- ----------------
Net increase (decrease) in net assets from Portfolio share transactions ...............          2,928,430        3,048,226
                                                                                            ---------------- ----------------
Increase (decrease) in net assets .....................................................          3,673,481        3,002,056
Net assets at beginning of period .....................................................          3,003,056            1,000
Net assets at end of period (including undistributed net investment income (loss) of        ---------------- ----------------
   $18,401 and $10,566, respectively) .................................................     $    6,676,537   $    3,003,056
                                                                                            ---------------- ----------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .............................................          3,294,058            1,000
                                                                                            ---------------- ----------------
Shares sold ...........................................................................         10,350,608        3,321,728
Shares issued to shareholders in reinvestment of distributions ........................             56,319               --
Shares redeemed .......................................................................        (7,247,147)         (28,670)
                                                                                            ---------------- ----------------
Net increase (decrease) in Portfolio shares ...........................................          3,159,780        3,293,058
                                                                                            ---------------- ----------------
Shares outstanding at end of period ...................................................          6,453,838        3,294,058
                                                                                            ---------------- ----------------



(a) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                                                                   1999    1998(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                       $ .912    1.000
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                               .013(a)    .003
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                           .115   (.091)
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                             .128   (.088)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                      (.005)        --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                        (.005)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                             $1.035     .912
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                            14.09   (8.80)**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                                     6,677    3,003
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                              4.30   19.55*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                               1.10    1.13*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                    1.44    1.13*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                   146     100*
-----------------------------------------------------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                         150 | Kemper Variable Series -
                               Kemper International Growth And Income Portfolio

Management Summary And Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999
Kemper International Portfolio

International markets did well in 1999 on the strength of favorable liquidity conditions, powerful corporate earnings growth and ongoing corporate restructuring. European markets produced impressive returns, particularly in the final quarter. Japanese stocks responded favorably to corporate reform and signs of growth. And, of course, technology and telecommunications stocks rallied around the globe.

Against this backdrop, the Kemper International Portfolio significantly outpaced its benchmark, the MSCI EAFE Index. We attribute our strong showing to expert stock selection across all sectors and regions, particularly in tech and telecom. Our attention to macroeconomics helped in Europe, where we benefited from exposure to European cyclicals, recently fueled by the region's growth. Another sector that performed particularly well for us was Japanese banks, which we picked up prior to the much-publicized merger-driven rally.

Looking ahead, we are confident that the improving fundamentals of the major overseas markets will continue to support strong stock market performance, albeit with a higher level of volatility. While higher interest rates and potential weakness in the U.S. market continue to represent potential risks, we believe that the portfolio is well positioned.

Irene Cheng
Lead Portfolio Manager

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper International Portfolio from 1/6/1992 to 12/31/1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Kemper International Portfolio       MSCI EAFE Index

1992                      10000                           10000
1992.25                   10061                            9006
1992.5                    10316                            9196
1992.75                    9625                            9335
1993                       9928                            8974
1993.25                   10318                           10050
1993.5                    10921                           11061
1993.75                   12065                           11795
1994                      13186                           11896
1994.25                   12590                           12311
1994.5                    12725                           12940
1994.75                   13212                           12952
1995                      12713                           12820
1995.25                   12616                           13059
1995.5                    13218                           13155
1995.75                   14259                           13704
1996                      14345                           14258
1996.25                   15406                           14670
1996.5                    15936                           14902
1996.75                   15812                           14884
1997                      16710                           15121
1997.25                   16884                           14885
1997.5                    18771                           16816
1997.75                   19526                           16697
1998                      18290                           15389
1998.25                   20608                           17653
1998.5                    21085                           17840
1998.75                   17433                           15302
1999                      20123                           18462
1999.25                   20010                           18718
1999.5                    20350                           19193
1999.75                   22376                           20037
12/31/99                  29321                           23441


The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.


Average Annual Total Returns^1

                                                                                        Life of
For the periods ended December 31, 1999                      1-year        5-year       portfolio
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Kemper International Portfolio                               45.71%         18.19%        14.42%      (Since 1/6/1992)
-----------------------------------------------------------------------------------------------------------------------------



^1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

   Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

   Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

                         151 | Kemper Variable Series -
                               Kemper International Portfolio

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

(Dollars in thousands)

Kemper International Portfolio


                                                          Principal
                                                            Amount      Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short Term Investments 6.8%
--------------------------------------------------------------------------------

 United States
 Chase Euro Time Deposit, 4.875%,
    1/3/2000 .......................................      $  6,956     $   6,956
 Federal Home Loan, 1.3%, 1/3/2000 .................        10,000        10,000
--------------------------------------------------------------------------------
Total Short Term Investments (Cost $16,956)                               16,956
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Bonds 0.0%
--------------------------------------------------------------------------------

 United Kingdom
 British Aerospace plc, 7.45%, 11/30/2003                             ----------
    (Manufacturer of airplanes) (Cost $27) .........        26,329            42
                                                                      ----------

                                                          Shares         Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 93.2%
--------------------------------------------------------------------------------

 Australia 1.8%
 Broken Hill Proprietary Co., Ltd. .................
    (Petroleum, mineral and steel exploration
    production) ....................................       173,600         2,279
 WMC, Ltd. (Mineral exploration and
    production) ....................................       287,100         1,584
 Woodside Petroleum, Ltd. (Major oil and gas
    producer) ......................................       109,600           809
                                                                      ----------
                                                                           4,672
                                                                      ----------
 Canada 0.7%
 Canadian National Railway Co. (Railroad
    operator) ......................................        68,400         1,809
                                                                      ----------

 Finland 3.6%
 Nokia Oyj (Manufacturer of
    telecommunication networks and
    equipment) .....................................        32,500         5,891
 Sonera Oyj (Telecommunication services) ...........        45,300         3,104
                                                                      ----------
                                                                           8,995
                                                                      ----------

 France 15.1%
 AXA SA (Insurance group providing insurance,
    finance and real estate services) ..............        13,326         1,857
 Aventis SA (Pharmaceutical company) ...............        69,718         4,050
 Carrefour SA (Hypermarket operator and
    food retailer) .................................         7,820         1,442
 Christian Dior (Fashion house) ....................         8,948         2,217
 Club Mediterranee SA (Operator of vacation
    resorts) .......................................         3,464           400
 Etablissements Economiques du Casino
    Guichard-Perrachon SA (Operator of
    supermarkets and convenience stores) ...........        20,900         1,611
 Eurotunnel SA (Channel Tunnel
    consortium) ....................................     1,839,970         2,168


                                                              Shares     Value
--------------------------------------------------------------------------------

 LVMH (Louis Vuitton Moet Hennessy)
    (Producer of wines, spirits and luxury
    products) ..........................................       3,592     $ 1,609
 Lafarge SA (Producer of cement, concrete
    and aggregates) ....................................      16,049       1,868
 Pinault-Printemps-Redoute SA (Operator of
    department stores) .................................       7,524       1,985
 Renault SA (Manufacturer of automobiles,
    buses, industrial and agricultural
    vehicles) ..........................................      18,250         880
 Rhodia SA (Drug manufacturer and chemicals
    specialist) ........................................      92,296       2,086
 STMicroelectronics (Manufacturer of
    semiconductor integrated circuits) .................      27,538       4,237
 Schneider SA (Manufacturer of electronic
    components and automated
    manufacturing systems) .............................      17,834       1,400
 Societe BIC SA (Manufacturer of office
    supplies) ..........................................      33,995       1,547
 Total SA "B" (Explorer, developer and
    producer of oil and gas) ...........................      35,378       4,720
 Union des Assurances Federales (Insurance
    group) .............................................       7,942         933
 Usinor Sacilor (Producer of flat steel and
    stainless steel) ...................................      56,603       1,063
 Vivendi (Industrial services group services) ..........      19,659       1,775
                                                                      ----------
                                                                          37,848
                                                                      ----------

 Germany 12.8%
 Allianz AG (Multi-line insurance company) .............       5,571       1,870
 BASF AG (International chemical
    producer) ..........................................      43,990       2,259
 Celanese AG (Manufacturer and distributor
    of industrial chemicals) ...........................       5,076          93
 Commerzbank AG (Bank) .................................      27,600       1,013
 Deutsche Telekom AG (Telecommunication
    services) ..........................................      18,481       1,316
 Dresdner Bank AG (Bank) ...............................      31,147       1,694
 Epcos AG* (Producer of electronic
    components and integrated circuits) ................      42,174       3,164
 HypoVereinsbank AG* (Bank) ............................      22,462       1,534
 Mannesmann AG (Registered)* (Manufacturer
    of production machinery and assembly
    systems) ...........................................      33,100       7,958
 SAP AG (pfd.) (Computer software
    manufacturer) ......................................       5,030       3,029
 Siemens AG (Electrical engineering and
    electronics company) ...............................      31,299       3,981
 Thyssen Krupp AG (Manufacturer of building
    and industrial steel materials) ....................      85,595       2,607
 VEBA AG (Electric utility, distributor of oil
    and chemicals) .....................................      32,060       1,558
                                                                      ----------
                                                                          32,076
                                                                      ----------

 Hong Kong 1.1%
 Cheung Kong Holdings, Ltd. (Real estate
    company) ...........................................     111,000       1,406
 Citic Pacific, Ltd. (Diversified holding
    company) ...........................................     172,000         646


    The accompanying notes are an integral part of the financial statements.

                         152 | Kemper Variable Series -
                               Kemper International Portfolio

(Dollars in thousands)

                                                            Shares       Value
--------------------------------------------------------------------------------

 New World China Land, Ltd. (Property
    development) ...................................         2,110     $       1
 New World Development Co., Ltd. (Property
    investment and development company) ............       318,000           716
                                                                      ----------
                                                                           2,769
                                                                      ----------

 Italy 4.0%
 Arnoldo Mondadori Editore SpA (Book
    publisher) .....................................        43,000         1,363
 Banca Nazionale del Lavoro* (Bank) ................       344,000         1,147
 Gruppo Editoriale L'Espresso (Publisher) ..........       135,433         1,567
 Mediaset SpA (Operator of broadcasting
    and television networks) .......................       123,400         1,919
 Seat Pagine Gialle SpA (Publisher of
    telecommunications directories and
    provider of advertising services) ..............     1,880,900         4,148
                                                                      ----------
                                                                          10,144
                                                                      ----------

 Japan 29.5%
 Advantest Corp. (Producer of measuring
    instruments and semiconductor testing
    devices) .......................................         8,700         2,298
 Asahi Glass Co., Ltd. (Manufacturer of glass
    products) ......................................       135,000         1,045
 Benesse Corp. (Provider of educational
    services) ......................................         4,000           963
 CSK Corp. (Provider of computer related
    services) ......................................        10,300         1,673
 Canon, Inc. (Producer of visual image and
    information equipment) .........................        31,000         1,231
 DDI Corp. (Telecommunication service) .............           225         3,082
 Daiwa Securities Co., Ltd. (Provider of
    brokerage and other financial services) ........       229,000         3,583
 Fanuc Ltd. (Manufacturer of numerically
    controlled equipment for machine
    tools) .........................................         8,400         1,069
 Fuji Bank, Ltd. (Commercial bank) .................       167,000         1,623
 Fujisawa Pharmaceutical Co. (Manufacturer
    of marketer of antibiotics) ....................        17,000           412
 Fujitsu Ltd. (Manufacturer of computers) ..........        96,000         4,377
 Fujitsu Support and Service Inc. (Provider of
    information services) ..........................         3,000         1,471
 Hitachi, Ltd. (Manufacturer of general
    electronics) ...................................       187,000         3,001
 Kyocera Corp. (Manufacturer of electrical
    equipment) .....................................        13,000         3,371
 Matsushita Electric Industrial Co., Ltd.
    (Manufacturer of consumer electronic
    products) ......................................        96,000         2,658
 Murata Manufacturing Co., Ltd. ....................
    (Manufacturer of ceramic applied
    electronic computers) ..........................        21,000         4,931
 NEC Corp. (Manufacturer of
    telecommunication and computer
    equipment) .....................................       152,000         3,622
 NSK Ltd. (Manufacturer of bearings and
    motor vehicle machine parts) ...................       166,000         1,135
 NTT Mobile Communications Network, Inc.
    (Provider of various telecommunication
    services and equipment) ........................           154         5,922
 Nikko Securities Co., Ltd. (Securities broker
    and dealer) ....................................       184,000         2,328
 Nippon Telegraph & Telephone Corp.
    (Telecommunication services) ...................           180         3,082





                                                             Shares     Value
--------------------------------------------------------------------------------

 Nissan Motor Co., Ltd. (Manufacturer of
    motor vehicles) ..................................      337,000      $ 1,326
 Nomura Securities Co., Ltd. (Provider of
    financial services) ..............................      133,000        2,401
 SMC Corp. (Manufacturer of directional
    control devices) .................................        3,600          796
 Sakura Bank, Ltd. (Bank) ............................      280,000        1,622
 Sanwa Bank, Ltd. (Bank) .............................        9,000          109
 Sony Corp. (Manufacturer of consumer
    electronic products) .............................       16,600        4,922
 Sumitomo Trust & Banking Co., Ltd.
    (Commercial Bank) ................................      227,000        1,533
 THK Co., Ltd. (Manufacturer of linear motion
    systems for industrial machinery) ................       21,900          885
 Teijin, Ltd. (Manufacturer of polyester
    products) ........................................       29,000          107
 Tokyo Electron Ltd. (Manufacturer of
    semiconductor production equipment) ..............       26,000        3,562
 Toray Industries, Inc. (Manufacturer
    of synthetic fibers, leather and
    polyester fil) ...................................      179,000          694
 Toshiba Corp. (Manufacturer of electric
    machinery) .......................................      269,000        2,053
 Yamanouchi Pharmaceutical Co., Ltd.
    (Pharmaceutical company) .........................       31,000        1,083
                                                                      ----------
                                                                          73,970
                                                                      ----------

 Korea 3.0%
 Dacom Corp. (Provider of domestic
    long-distance and internet services) .............        2,540        1,309
 SK Telecom Co., Ltd. (Provider of mobile
    telecommunication services) ......................          910        3,262
 Samsung Electronics Co. (Electronics
    manufacturer) ....................................       12,960        3,035
                                                                      ----------
                                                                           7,606
                                                                      ----------

 Netherlands 5.7%
 AEGON Insurance Group NV (Insurance
    company) .........................................       13,160        1,271
 Akzo Nobel NV (Producer and marketer of
    healthcare products, coatings, chemicals
    and fibers) ......................................       28,970        1,453
 Equant NV (Provider of international data
    network services) ................................       30,756        3,490
 Fortis (NL) NV (Bank) ...............................       29,860        1,075
 Gucci Group NV (New York Shares)
    (Registered)(Designer and producer
    of personal luxury accessories and
    apparel) .........................................       19,800        2,267
 KPNQuest NV* (Provider of Internet services
    to businesses) ...................................       10,870          724
 Koninklijke KPN NV (Telecommunications
    services) ........................................       17,210        1,679
 Laurus NV (International food retailer) .............       42,810          772
 United Pan-Europe Communications NV
    (Telecommunication services) .....................       12,450        1,592
                                                                      ----------
                                                                          14,323
                                                                      ----------

 Singapore 0.6%
 DBS Group Holdings Ltd.* (Provider of
    banking and financing services) ..................       53,498          877
 Oversea-Chinese Banking Corp., Ltd.
    (Bank) ...........................................       60,900          559
                                                                      ----------
                                                                           1,436
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                         153 | Kemper Variable Series -
                               Kemper International Portfolio

                                                            Shares      Value
--------------------------------------------------------------------------------

 Spain 0.8%

 Telefonica Publicidad e Informacion, S.A
    (Publisher of telephone directories) ...........         5,467       $   237
 Telefonica SA* (Telecommunication
    services) ......................................        71,951         1,797
                                                                      ----------
                                                                           2,034
                                                                      ----------

 Sweden 0.5%
 LM Ericsson Telephone Co. "B"*
    (Manufacturer telecommunications
    equipment) .....................................        19,200         1,234
                                                                      ----------

 Switzerland 1.4%
 Nestle SA (Registered) (Food
    manufacturer) ..................................           814         1,491
 Novartis AG (Registered) (Pharmaceutical
    company) .......................................           710         1,042
 Roche Holdings AG (PC) (Producer of drugs
    and medicines) .................................            93         1,104
                                                                      ----------
                                                                           3,637
                                                                      ----------

 Taiwan 1.0%
 Taiwan Semiconductor Manufacturing Co.
    (Manufacturer of integrated circuits) ..........        53,259         2,397
                                                                      ----------

 United Kingdom 11.6%
 BOC Group PLC (Producer of industrial
    gases) .........................................        72,553         1,564
 BP Amoco PLC (Explorer and producer of
    oil and natural gas) ...........................       205,348         2,072





                                                           Shares         Value
--------------------------------------------------------------------------------

Billiton PLC (International mining and
   metals group) .....................................      221,443      $ 1,312
British Aerospace PLC (Producer of military
   aircraft) .........................................      304,978        2,004
Glaxo Wellcome PLC (Pharmaceutical
   company) ..........................................       37,491        1,062
Marconi PLC (Provider of
   telecommunications equipment) .....................       78,332        1,381
Prudential Corp. PLC (Provider of broad
   range of financial services) ......................      152,415        2,973
Rentokil Initial PLC (Environmental services
   company) ..........................................      409,178        1,487
Reuters Group PLC (International news and
   information agency) ...............................      241,713        3,357
Rio Tinto PLC (Registered) (Mining
   company) ..........................................      202,527        4,860
Royal & Sun Alliance Insurance Group PLC
   (Insurance company) ...............................      138,057        1,034
Shell Transport & Trading PLC (Petroleum
   company) ..........................................      354,547        2,945
SmithKline Beecham PLC (Manufacturer of
   ethical drugs and healthcare products) ............       79,436        1,007
Standard Chartered PLC (International
   banking group) ....................................      127,395        2,026
                                                                      ----------
                                                                          29,084
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $156,702)                                      234,034
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $173,685) (a)             $   251,032
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

At December 31, 1999, the Kemper International Portfolio had the following industry diversification (dollars in thousands):

--------------------------------------------------------------------------------
Industry                                               Value             Percent
--------------------------------------------------------------------------------

Finance ......................................       $ 35,831              14.27

Manufacturing ................................         41,619              16.58

Communications ...............................         32,273              12.86

Service Industries ...........................         14,766               5.88

Technology ...................................         47,969              19.11

Consumer Discretionary .......................          6,043               2.41

Consumer Staples .............................         12,671               5.05

Health Care ..................................          5,710               2.27

Energy .......................................         10,547               4.20

Metals and Minerals ..........................         11,098               4.42

Media ........................................          3,283               1.31

Construction .................................          4,036               1.61

Utilities ....................................          1,558               0.62

Durables .....................................          4,821               1.92

Transportation ...............................          1,809               0.72

--------------------------------------------------------------------------------
Total Common Stock                                    234,034              93.23
--------------------------------------------------------------------------------

Bonds ........................................             42               0.02

Money Market Instruments .....................         16,956               6.75

--------------------------------------------------------------------------------
Total Investment Portfolio                           $251,032              100.0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper International Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $173,787. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $78,889. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $82,957 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,058.

    The accompanying notes are an integral part of the financial statements.

                         154 | Kemper Variable Series -
                               Kemper International Portfolio

Financial Statements
--------------------------------------------------------------------------------

(in thousands)

-----------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
-----------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------

Investments in securities, at value (cost $173,685) .........................   $ 251,032
Cash ........................................................................           4
Foreign currency, at value (cost $33,056) ...................................          33
Dividends receivable ........................................................          63
Interest receivable .........................................................           1
Receivable for Portfolio shares sold ........................................         686
Foreign taxes recoverable ...................................................         188
Other assets ................................................................          14
                                                                                ---------
Total assets ................................................................     252,021

Liabilities
-----------------------------------------------------------------------------------------
Accrued management fee ......................................................         151
Other accrued expenses and payables .........................................         239
                                                                                ---------

Total liabilities ...........................................................         390
-----------------------------------------------------------------------------------------
Net assets, at value                                                            $ 251,631
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ..................................         271
Net unrealized appreciation (depreciation) on:
   Investments ..............................................................      77,347
   Foreign currency related transactions ....................................         (10)
Accumulated net realized gain (loss) ........................................      31,051
Paid-in capital .............................................................     142,972
-----------------------------------------------------------------------------------------
Net assets, at value                                                            $ 251,631
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------

Net Asset Value and redemption price per share ($251,631 / 117,314 outstanding
   shares of beneficial interest, $.01 par value, unlimited number of shares   ----------
   authorized) ..............................................................   $   2.145
                                                                               ----------
-----------------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
-----------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------

Dividends (net of foreign taxes withheld of $220) ...........................   $   2,441
Interest ....................................................................         246
                                                                                ---------
Total income ................................................................       2,687
                                                                                ---------
Expenses:
Management fee ..............................................................       1,506
Custodian fees ..............................................................         291
Auditing ....................................................................          18
Legal .......................................................................           6
Reports to shareholders .....................................................          54
Registration fees ...........................................................           8
Other .......................................................................          12
                                                                                ---------
Total expenses, before expense reductions ...................................       1,895
Expense reductions ..........................................................          (3)
                                                                                ---------
Total expenses, after expense reductions ....................................       1,892
-----------------------------------------------------------------------------------------
Net investment income (loss)                                                          795
-----------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments .................................................................      32,051
Foreign currency related transactions .......................................          (2)
                                                                                ---------
                                                                                   32,049
Net unrealized appreciation (depreciation) during the period on:
Investments .................................................................      48,098
Foreign currency related transactions .......................................         (26)
                                                                                ---------
                                                                                   48,072

-----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         80,121
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $  80,916
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         155 | Kemper Variable Series -
                               Kemper International Portfolio

(in thousands)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Year Ended December 31,
Increase (Decrease) in Net Assets                                                             1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $     795    $   2,029
Net realized gain (loss) ................................................................      32,049       24,326
Net unrealized appreciation (depreciation) on investment transactions during the period .      48,072       (6,982)
                                                                                            ---------    ---------
Net increase (decrease) in net assets resulting from operations .........................      80,916       19,373
Distributions to shareholders:
From net investment income ..............................................................      (2,324)      (2,412)
                                                                                            ---------    ---------
From net realized gains .................................................................     (24,985)      (7,437
                                                                                            ---------    ---------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     161,882       36,727
Reinvestment of distributions ...........................................................      27,309        9,901
Cost of shares redeemed .................................................................    (204,366)     (42,999)
                                                                                            ---------    ---------
Net increase (decrease) in net assets from Portfolio share transactions .................     (15,175)       3,629
                                                                                            ---------    ---------
Increase (decrease) in net assets .......................................................      38,432       13,153
Net assets at beginning of period .......................................................     213,199      200,046
Net assets at end of period (including undistributed net investment income (loss) of $271   ---------    ---------
   and $1,755,720, respectively) ........................................................   $ 251,631    $ 213,199
                                                                                            ---------    ---------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     125,411      123,869
                                                                                            ---------    ---------
Shares sold .............................................................................      99,135       25,667
Shares issued to shareholders in reinvestment of distributions ..........................      17,967        1,492
Shares redeemed .........................................................................    (125,199)     (25,617)
                                                                                            ---------    ---------
Net increase (decrease) in Portfolio shares .............................................      (8,097)       1,542
                                                                                            ---------    ---------
Shares outstanding at end of period .....................................................     117,314      125,411
                                                                                            ---------    ---------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                           1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $1.700    1.615   1.564    1.371    1.244
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     .007(a)    .017    .011     .011     .018
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                 .673     .148    .130     .212     .139
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   .680     .165    .141     .223     .157
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (.020)   (.020)  (.020)   (.020)   (.010)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                    (.215)   (.060)  (.070)   (.010)   (.020)
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              (.235)   (.080)  (.090)   (.030)   (.030)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $2.145    1.700   1.615    1.564    1.371
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                  45.71    10.02    9.46    16.49    12.83
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                          251,631  213,199 200,046  163,475  134,481
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                     .94      .93     .91      .96      .92
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                      .94      .93     .91      .96      .92
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                           .40      .96     .71      .89     1.39
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         136       90      79       87      126
-----------------------------------------------------------------------------------------------------------------------------



(a)  Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                         156 | Kemper Variable Series -
                               Kemper International Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 1999
A. Significant Accounting Policies

Kemper Variable Series (the "Trust") (formerly known as Investors Fund Series) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty six portfolios (the "portfolio(s)").

The Trust's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. During the period, the Kemper Government Securities Portfolio purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Kemper Government Securities Portfolio wrote put options on securities as a temporary substitute for purchasing selected investments and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available.

                          157 | Kemper Variable Series

Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Kemper Government Securities Portfolio purchased interest rate futures to manage the duration of the portfolio. Also during the period, the Kemper-Dreman High Return Equity Portfolio and the Kemper Index 500 Portfolio purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Kemper Government Securities Portfolio and the Kemper High Yield Portfolio sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Kemper Global Income Portfolio utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.



                          158 | Kemper Variable Series

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 1999, the following portfolios had a net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates:



                                                   Capital Loss       Expiration
Portfolio                                         Carryforward ($)        Date
--------------------------------------------------------------------------------

Kemper Money Market Portfolio ..................          2,000       12/31/2007
Kemper Government Securities Portfolio .........      2,526,000       12/31/2002
                                                        524,000       12/31/2004
                                                        116,000       12/31/2006
                                                      1,797,000       12/31/2007
Kemper Investment Grade Bond Portfolio .........        946,000       12/31/2007
Kemper High Yield Portfolio ....................      6,697,000       12/31/2000
                                                      6,999,000       12/31/2002
                                                      2,026,000       12/31/2003
                                                     10,328,000       12/31/2007
Kemper Blue Chip Portfolio .....................      2,008,000       12/31/2006
Kemper Small Cap Value Portfolio ...............      1,882,000       12/31/2006
                                                      6,067,000       12/31/2007
Kemper Global Income Portfolio .................        178,000       12/31/2007



In addition, from November 1, 1999 through December 31, 1999, the following portfolios incurred net realized capital losses as follows:



                                                            Net Realized
Portfolio                                                 Capital Loss ($)
---------------------------------------------------------------------------
Kemper Money Market Portfolio ............................           800
Kemper Government Securities Portfolio ...................        33,000
Kemper Investment Grade Bond Portfolio ...................       582,000
Kemper High Yield Portfolio ..............................     2,593,000
Kemper Growth Portfolio ..................................       300,000
Kemper Small Cap Value Portfolio .........................     1,996,000
Kemper Global Income Portfolio ...........................        12,000
Kemper International Growth and Income Portfolio .........        15,000


As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Kemper Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

All the net investment income of the Kemper Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. Net investment income includes all realized gains (losses) on portfolio securities.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain


                          159 | Kemper Variable Series
dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses are allocated between the portfolios in proportion to their relative net assets.

B. Investment Transactions

For the year ended December 31, 1999, investment transactions (excluding short-term instruments) are as follows (in thousands):



                                                                    Proceeds
Portfolio                                          Purchases ($)  from sales ($)
--------------------------------------------------------------------------------
Kemper Government Securities Portfolio ............   62,885         72,940
Kemper Investment Grade Bond Portfolio ............   91,389         67,534
Kemper High Yield Portfolio .......................  189,869        209,859
Kemper Total Return Portfolio .....................  690,271        728,879
Kemper Blue Chip Portfolio ........................  148,669         73,519
Kemper Growth Portfolio ...........................  531,252        655,709
Kemper Aggressive Growth Portfolio (a) ............    8,566          1,950
Kemper Horizon 20+ Portfolio ......................   23,038         25,044
Kemper Horizon 10+ Portfolio ......................   39,278         31,177
Kemper Horizon 5 Portfolio ........................   22,026         12,252
Kemper Small Cap Growth Portfolio .................      400            428
Kemper Technology Growth Portfolio (a) ............   48,563          4,380
Kemper Value+Growth Portfolio .....................  156,193        155,287
Kemper Contrarian Value Portfolio .................  250,382        219,341
Kemper-Dreman High Return Equity Portfolio ........   82,842         18,945
KVS Focused Large Cap Growth Portfolio (c) ........    3,235          1,139
KVS Growth and Income Portfolio (c) ...............   11,923            651
KVS Growth Opportunities Portfolio (c) ............   10,468             11
Kemper Index 500 Portfolio (b) ....................   27,405             45
Kemper Small Cap Value Portfolio ..................   64,996         67,508
Kemper-Dreman Financial Services Portfolio ........   17,511          2,995
Kemper Global Income Portfolio ....................   11,915         11,234
Kemper Global Blue Chip Portfolio .................   15,736          5,693
Kemper International Growth and Income Portfolio ..    8,810          6,319
Kemper International Portfolio ....................  269,884        322,886



(a)  For the period from May 1, 1999 to December 31, 1999.

(b)  For the period from September 1, 1999 to December 31, 1999.

(c)  For the period from October 29, 1999 to December 31, 1999.


For the year ended December 31, 1999, transactions for written options were as follows for the Kemper Government Securities Portfolio:



                                               Contracts        Premium ($)
-----------------------------------------------------------------------------
Beginning of period .......................         --                --
Written ...................................         37                18
Closed ....................................         28                17
End of period .............................          9                 1


The aggregate face value of futures contracts opened and closed during the year ended December 31, 1999 was as follows (in thousands):



Portfolio                                        Opened ($)        Closed ($)
--------------------------------------------------------------------------------
Kemper Government Securities Portfolio ........   128,796           125,089
Kemper-Dreman High Return Equity Portfolio ....    66,809            57,655
Kemper Index 500 Portfolio ....................    14,581               377




                          160 | Kemper Variable Series

C. Transactions with Affiliates

Management agreement. Under the Trust's management agreement with Scudder Kemper Investments, Inc. (Scudder Kemper) the portfolios pay a monthly investment management fee, based on the average daily net assets of each portfolio, payable monthly, at the annual rates shown below:



                                                            Annual Management
Portfolio                                                         Fee Rate
--------------------------------------------------------------------------------
Kemper Money Market Portfolio .............................         0.50%
Kemper Government Securities Portfolio ....................         0.55%
Kemper Investment Grade Bond Portfolio ....................         0.60%
Kemper High Yield Portfolio ...............................         0.60%
Kemper Total Return Portfolio .............................         0.55%
Kemper Blue Chip Portfolio ................................         0.65%
Kemper Growth Portfolio ...................................         0.60%
Kemper Horizon 20+ Portfolio ..............................         0.60%
Kemper Horizon 10+ Portfolio ..............................         0.60%
Kemper Horizon 5 Portfolio ................................         0.60%
Kemper Small Cap Growth Portfolio .........................         0.65%
Kemper Value+Growth Portfolio .............................         0.75%
Kemper Contrarian Value Portfolio .........................         0.75%
Kemper Small Cap Value Portfolio ..........................         0.75%
Kemper Global Income Portfolio ............................         0.75%
Kemper International Portfolio ............................         0.75%


The Kemper Aggressive Growth Portfolio, Kemper Technology Growth Portfolio, Kemper-Dreman High Return Equity Portfolio and Kemper-Dreman Financial Services Portfolio each pays Scudder Kemper a graduated investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:



                                                             Annual Management
Average Daily Net Assets of the Portfolio                         Fee Rate
--------------------------------------------------------------------------------
$0-$250 million ............................................        0.75%
$250 million-$1 billion ....................................        0.72%
$1 billion-$2.5 billion ....................................        0.70%
$2.5 billion-$5 billion ....................................        0.68%
$5 billion-$7.5 billion ....................................        0.65%
$7.5 billion-$10 billion ...................................        0.64%
$10 billion-$12.5 billion ..................................        0.63%
Over $12.5 billion .........................................        0.62%


For the period ended December 31, 1999, the portfolios incurred the following management fees:


                                                    Management     Fees Waived
                                                        Fee         by Scudder   Effective
Portfolio                                           Imposed ($)     Kemper ($)    Rate (%)
-------------------------------------------------------------------------------------------
Kemper Aggressive Growth Portfolio ...............         --          18,000         --
Kemper Technology Growth Portfolio ...............    105,000              --       0.75
Kemper-Dreman High Return Equity Portfolio .......    752,000              --       0.75
Kemper-Dreman Financial Services Portfolio .......    172,000          12,000       0.70

                          161 | Kemper Variable Series

KVS Focused Large Cap Growth Portfolio, KVS Growth and Income Portfolio and KVS Growth Opportunities Portfolio each pay Scudder Kemper a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:



                                                       Annual Management
Average Daily Net Assets of the Portfolio                    Fee Rate
----------------------------------------------------------------------------
$0-$250 million .....................................         0.950%
$250 million-$500 million ...........................         0.925%
$500 million-$1 billion .............................         0.900%
$1 billion- $2.5 billion ............................         0.875%
Over $2.5 billion ...................................         0.850%


For the period ended December 31, 1999, the portfolios incurred the following management fees:


                                          Management     Fees Waived
                                             Fee         by Scudder    Effective
Portfolio                                 Imposed ($)     Kemper ($)   Rate (%)
--------------------------------------------------------------------------------
KVS Focused Large Cap Portfolio ..........      --           3,023         --
KVS Growth and Income Portfolio ..........      --          11,867         --
KVS Growth Opportunities Portfolio .......      --          11,726         --


Kemper Index 500 Portfolio pays Scudder Kemper a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:



                                                       Annual Management
Average Daily Net Assets of the Portfolio                   Fee Rate
--------------------------------------------------------------------------
$0-$200 million ....................................         0.45%
$200 million-$750 million ..........................         0.42%
$750 million-$2 billion ............................         0.40%
$2 billion-$5 billion ..............................         0.38%
Over $5 billion ....................................         0.35%


For the period ended December 31, 1999, Scudder Kemper imposed all of its fee amounting to $21,834, which was equivalent to an annual effective rate of 0.45%. In addition, during the period ended December 31, 1999, Scudder Kemper paid the portfolio $103,378 for losses incurred in connection with certain portfolio transactions.

The Kemper Global Blue Chip Portfolio pays Scudder Kemper a graduated investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:


                                                         Annual Management
Average Daily Net Assets of the Portfolio                     Fee Rate
----------------------------------------------------------------------------
$0-$250 million .......................................        1.00%
$250 million-$1 billion ...............................        0.95%
Over $1 billion .......................................        0.90%


For the year ended December 31, 1999, Scudder Kemper did not impose any of its management fee amounting to $94,000.

The Kemper International Growth and Income Portfolio pays the investment manager an investment management fee, payable monthly, based on an annual rate of 1% of the average daily net assets of the portfolio. For the period ended December 31, 1999, Scudder Kemper did not impose any of its management fee amounting to $48,000.

Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios, and is paid by Scudder Kemper for its services.

Eagle Asset Management, Inc. serves as sub-adviser with respect to the investment and reinvestment of assets in the KVS Focused Large Cap Growth Portfolio, and is paid by Scudder Kemper for its services.



                          162 | Kemper Variable Series

Janus Capital Corporation serves as sub-adviser with respect to investment and reinvestment of assets in the KVS Growth and Income and KVS Growth Opportunities Portfolios, and is paid by Scudder Kemper for its services.

Bankers Trust Company serves as sub-adviser with respect to investment and reinvestment of assets in the Kemper Index 500 Portfolio, and is paid by Scudder Kemper for its services.

Scudder Investments Ltd. (U.K.), serves as sub-adviser with respect to foreign securities investments in the Kemper International and Kemper Global Income Portfolios, and is paid by Scudder Kemper for its services.

Fund Accounting Agent. Scudder Fund Accounting Corporation (SFAC), is responsible for determining the daily net asset value per share and maintaining the general accounting records of each portfolio. For the period ended December 31, 1999, SFAC received the following fee for its services for the following portfolios:


                                                                      Fees Waived        Unpaid at
                                                          Fee          by Scudder       December 31,
Portfolio                                             Imposed ($)       Kemper ($)          1999
-----------------------------------------------------------------------------------------------------
Kemper Aggressive Growth Portfolio .................        3,000          22,000             --
Kemper Technology Growth Portfolio .................       25,000              --         16,000
Kemper-Dreman High Return Equity Portfolio .........       41,000              --          5,000
KVS Focused Large Cap Growth Portfolio .............           --           6,000             --
KVS Growth and Income Portfolio ....................           --           6,000             --
KVS Growth Opportunities Portfolio .................           --           6,000             --
Kemper Index 500 Portfolio .........................        9,000              --             --
Kemper-Dreman Financial Services Portfolio .........       38,000              --         16,000
Kemper Global Blue Chip Portfolio ..................           --          50,000             --
Kemper International Growth and Income Portfolio ...           --          50,000             --



Officers and Trustees. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the year ended December 31, 1999, the Trust made no direct payments to its officers and incurred trustees' fees of $341,000 to independent trustees.

D. Expense Off-Set Arrangements

The portfolios have entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the period, the portfolios' custodian fees were reduced as follows under these arrangements:


Portfolio                                                           Amount ($)
--------------------------------------------------------------------------------
Kemper Money Market Portfolio ...................................     5,000
Kemper Government Securities Portfolio ..........................     4,000
Kemper Investment Grade Bond Portfolio ..........................     2,000
Kemper High Yield Portfolio .....................................     9,000
Kemper Total Return Portfolio ...................................     1,000
Kemper Blue Chip Portfolio ......................................     3,000
Kemper Growth Portfolio .........................................     5,000
Kemper Aggressive Growth Portfolio ..............................        --
Kemper Horizon 20+ Portfolio ....................................     1,000
Kemper Horizon 10+ Portfolio ....................................        --
Kemper Horizon 5 Portfolio ......................................        --
Kemper Small Cap Growth Portfolio ...............................     2,000
Kemper Technology Growth ........................................        --
Kemper Value+Growth Portfolio ...................................     5,000
Kemper Contrarian Value Portfolio ...............................     7,000
Kemper-Dreman High Return Equity Portfolio ......................     2,000
Kemper Index 500 Portfolio ......................................        --
Kemper Small Cap Value Portfolio ................................     3,000
Kemper-Dreman Financial Services Portfolio ......................        --
Kemper Global Income Portfolio ..................................     1,292
Kemper Global Blue Chip Portfolio ...............................        --
Kemper International Growth And Income Portfolio ................       449
Kemper International Portfolio ..................................     3,000


                          163 | Kemper Variable Series

E. Commitments

As of December 31, 1999, Kemper Global Income Portfolio had entered into the following forward foreign currency exchange contracts resulting in net realized appreciation of $44,205:



                                                                  Net Unrealized
                                                                   Appreciation
                                                   Settlement     (Depreciation)
 Contracts to Deliver       In Exchange For           Date            (U.S.$)
--------------------------------------------------------------------------------
USD           158,000     CAD           233,153    1/18/2000              3,440
USD           368,869     EUR           253,086    1/31/2000            (12,549)
USD           208,812     EUR           203,521    1/31/2000             (3,427)
EUR           910,200     USD           966,541    1/31/2000             48,004
USD            83,861     GBP            51,607    2/14/2000               (521)
USD           196,000     GBP           120,389    2/14/2000             (1,585)
USD           123,200     JPY        12,615,729    2/14/2000              1,091
GBP            88,533     USD           146,346    2/14/2000              3,374
NOK         1,118,716     USD           143,287    2/14/2000              3,672
GBP           118,882     USD           197,998    2/14/2000              6,017
JPY        10,090,575     USD            99,000    2/14/2000               (414)
USD           120,000     CAD           174,876     3/7/2000              1,232
USD           146,987     CAD           218,616     3/7/2000              4,568
CAD           393,492     USD           264,089     3/7/2000             (8,697)
                                                                         ------
                                                                         44,205
                                                                         ------

Abbreviations
-----------------------------
USD    United States Dollar
CAD    Canadian Dollar
GBP    Great British Pound
EUR    Euro
JPY    Japanese Yen


                          164 | Kemper Variable Series

Report of Independent Auditors
--------------------------------------------------------------------------------

The Board of Trustees and the Shareholders of Kemper Variable Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Kemper Money Market, Kemper Government Securities, Kemper Investment Grade Bond, Kemper High Yield, Kemper Total Return, Kemper Blue Chip, Kemper Growth, Kemper Aggressive Growth, Kemper
Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper Small Cap Growth, Kemper Technology Growth, Kemper Value+Growth, Kemper Contrarian Value, Kemper-Dreman High Return Equity, KVS Focused Large Cap Growth, KVS Growth And Income, KVS Growth Opportunities, Kemper Index 500, Kemper Small Cap Value, Kemper-Dreman Financial Services, Kemper Global Income, Kemper Global Blue Chip, Kemper International Growth And Income and Kemper International Portfolios, comprising the Kemper Variable Series (the "Fund") as of December 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Kemper Variable Series at December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.



Chicago, Illinois                                              ERNST & YOUNG LLP
February 15, 1999


                          165 | Kemper Variable Series

Tax Information (Unaudited)
--------------------------------------------------------------------------------
                                                               December 31, 1999

The following portfolios paid distributions from net long-term capital gains during the year ended December 31, 1999:



                                              Distribution      % representing
Portfolio                                     per share ($)      20% rate gains
--------------------------------------------------------------------------------
Kemper Total Return Portfolio ................      0.14               100%
Kemper Horizon 20+ Portfolio .................      0.01               100%
Kemper Value+Growth Portfolio ................     0.035               100%
Kemper Contrarian Value Portfolio ............      0.02               100%
Kemper-Dreman High Return Equity Portfolio ...      0.01               100%
Kemper International Portfolio ...............     0.215               100%


Pursuant to Section 852 of the Internal Revenue Code, the following portfolios designate capital gain dividends for the year ended December 31, 1999 as follows:



                                                          Capital Gain       % representing
Portfolio                                                 Dividends ($)      20% rate gains
--------------------------------------------------------------------------------------------
Kemper Total Return Portfolio ..........................    49,036,000            100%
Kemper Growth Portfolio ................................    63,000,000            100%
Kemper Horizon 20+ Portfolio ...........................     1,600,000            100%
Kemper Horizon 10+ Portfolio ...........................     2,300,000            100%
Kemper Horizon 5 Portfolio .............................       783,000            100%
Kemper Small Cap Growth Portfolio ......................    14,090,000            100%
Kemper Value+Growth Portfolio ..........................     6,873,000            100%
Kemper Contrarian Value Portfolio ......................    21,338,000            100%
Kemper-Dreman High Return Equity Portfolio .............     1,431,000            100%
Kemper Index 500 Portfolio .............................        70,000            100%
Kemper-Dreman Financial Services Portfolio .............        31,600            100%
Kemper Global Blue Chip Portfolio ......................       109,000            100%
Kemper International Growth and Income Portfolio .......         1,300            100%
Kemper International Portfolio .........................    24,176,000            100%


For corporate shareholders, the following percentage of income dividends paid during the following portfolios' fiscal year ended December 31, 1999 qualified for the dividends received deduction:


Portfolio                                                                     %
--------------------------------------------------------------------------------
Kemper Total Return Portfolio ..........................................      18
Kemper Blue Chip Portfolio .............................................     100
Kemper Horizon 20+ Portfolio ...........................................      52
Kemper Horizon 10+ Portfolio ...........................................      24
Kemper Horizon 5 Portfolio .............................................      17
Kemper Value+Growth Portfolio ..........................................     100
Kemper Contrarian Value Portfolio ......................................      38
Kemper-Dreman High Return Equity Portfolio .............................     100
Kemper Small Cap Value Portfolio .......................................      90
Kemper-Dreman Financial Services Portfolio .............................     100



Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare you tax returns. If you have specific questions about your account, please call 1-800-621-1048.

                          166 | Kemper Variable Series

This annual report must be preceded or accompanied by the current prospectus.

These portfolios are only available as variable subaccount options in a variety of variable annuities and are not available for direct investment. Variable annuities are long-term, tax-deferred retirement planning vehicles that have insurance features, such as annuitization options and death benefits.



Investment Manager:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza Chicago, IL 60606
(Tel) 800-778-1482

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